UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-08085

Exact name of registrant as specified in charter:	Strategic Partners Mutual Funds, Inc.

Address of principal executive offices:	Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	10/31/2005

Date of reporting period:	10/31/2005

Item 1 – Reports to Stockholders – [ INSERT REPORT ]

ANNUAL REPORT

OCTOBER 31, 2005

STRATEGIC PARTNERS

MUTUAL FUNDS, INC.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Funds’ portfolio holdings are for the period covered by this report and are subject to change thereafter.

Strategic Partners Mutual Funds, Inc.

List of Subadvisers as of October 31, 2005

STRATEGIC PARTNERS FUND NAME	SUBADVISER
Strategic Partners International Growth Fund	William Blair & Company, L.L.C.
Strategic Partners Small Cap Growth Fund	Deutsche Asset Management, Inc.; RS Investment Management, L.P.; and Transamerica Asset Management LLC
Strategic Partners Mid Cap Growth Fund	Goldman Sachs Asset Management, L.P.
Strategic Partners Mid Cap Value Fund	Neuberger Berman Management, Inc.
Strategic Partners Technology Fund	The Dreyfus Corporation
Strategic Partners Health Sciences Fund	A I M Capital Management, Inc.
Strategic Partners Managed OTC Fund	ProFund Advisors LLC
Strategic Partners Capital Growth Fund	Marsico Capital Management, LLC
Strategic Partners Concentrated Growth Fund	Goldman Sachs Asset Management, L.P.
Strategic Partners Core Value Fund	Alliance Capital Management, L.P.
Strategic Partners Large Cap Core Fund	Alliance Capital Management, L.P.
Strategic Partners Equity Income Fund	Alliance Capital Management, L.P. and T. Rowe Price Associates, Inc.
Strategic Partners Balanced Fund	American Century Investment Management, Inc.
Strategic Partners High Yield Bond Fund	Goldman Sachs Asset Management, L.P.
Strategic Partners Money Market Fund	Prudential Investment Management, Inc.

Subadvisers are subject to change.

For more information about Strategic Partners Mutual Funds, Inc. see the prospectus. You should consider the Funds’ investment objectives, risks, charges, and expenses carefully before investing. The prospectus will contain this and other information about the investment company. Please read the prospectus carefully before investing.

Shares of Strategic Partners Mutual Funds, Inc. are distributed by Prudential Investment Management Services LLC (PIMS), Three Gateway Center, 14th Floor, Newark, NJ 07102-4077; and American Skandia Marketing, Incorporated (ASMI), One Corporate Drive, Shelton, CT 06484. Both are Prudential Financial companies and members Securities Investor Protection Corporation (SIPC).

December 15, 2005

Dear Shareholder:

We hope you find the annual report for Strategic Partners Mutual Funds, Inc. informative and useful. As a Strategic Partners mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investment profile and tolerance for risk.

Strategic Partners Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds feature leading asset managers not just from a single company but from the entire investment industry.

Thank you for choosing Strategic Partners Mutual Funds.

Sincerely,

Judy A. Rice President, Strategic Partners Mutual Funds, Inc.

Strategic Partners Mutual Funds

CUSIP Numbers and NASDAQ Symbols

FUND	CLASS	CUSIP	NASDAQ
International Growth Fund	A	86277E492	N/A
	B	86277E476	N/A
	C	86277E450	WBCIX
	L*	86277E484	WBAIX
	M**	86277E468	WBBIX
	X***	86277E443	WBZIX

FUND	CLASS	CUSIP	NASDAQ
Small Cap Growth Fund	A	86277E831	N/A
	B	86277E815	N/A
	C	86277E781	PBHCX
	L*	86277E823	PBSAX
	M**	86277E799	PBSBX
	X***	86277E773	PBSZX

FUND	CLASS	CUSIP	NASDAQ
Mid Cap Growth Fund	A	86277C512	N/A
	B	86277C488	N/A
	C	86277C462	GCMGX
	L*	86277C496	GAMGX
	M**	86277C470	GBMGX
	X***	86277C454	N/A

FUND	CLASS	CUSIP	NASDAQ
Mid Cap Value Fund	A	86277E807	N/A
	B	86277E872	N/A
	C	86277E856	NCBVX
	L*	86277E880	NABVX
	M**	86277E864	NBBVX
	X***	86277E849	NBVZX
	Z*****	86277E435	N/A

FUND	CLASS	CUSIP	NASDAQ
Technology Fund	A	86277C314	N/A
	B	86277C280	N/A
	C	86277C264	ICNVX
	L*	86277C298	IANVX
	M**	86277C272	IBNVX
	X***	86277C256	IXNZX

FUND	CLASS	CUSIP	NASDAQ
Health Sciences Fund	A	86277C371	N/A
	B	86277C355	N/A
	C	86277C330	INHCX
	L*	86277C363	INHAX
	M**	86277C348	IHSBX
	X***	86277C322	N/A

FUND	CLASS	CUSIP	NASDAQ
Managed OTC Fund	A	86277E690	N/A
	B	86277E674	N/A
	C	86277E658	PCMOX
	L*	86277E682	PRMAX
	M**	86277E666	PMOBX
	X***	86277E641	N/A

FUND	CLASS	CUSIP	NASDAQ
Capital Growth Fund	A	86277C249	N/A
	B	86277C223	N/A
	C	86277C199	MARCX
	L*	86277C231	MARAX
	M**	86277C215	MARBX
	X***	86277C181	MARZX

FUND	CLASS	CUSIP	NASDAQ
Concentrated Growth Fund	A	86277C579	N/A
	B	86277C553	N/A
	C	86277C538	CCGSX
	L*	86277C561	CAGSX
	M**	86277C546	CBGSX
	X***	86277C520	CZGSX

FUND	CLASS	CUSIP	NASDAQ
Core Value Fund	A	86277E633	N/A
	B	86277E617	N/A
	C	86277E583	SBVCX
	L*	86277E625	SOVAX
	M**	86277E591	SVCBX
	X***	86277E575	N/A

FUND	CLASS	CUSIP	NASDAQ
Large Cap Core Fund	A	86277E567	N/A
	B	86277E542	N/A
	C	86277E526	MCIFX
	L*	86277E559	MAIFX
	M**	86277E534	MBIFX
	X***	86277E518	MXIFX

FUND	CLASS	CUSIP	NASDAQ
Equity Income Fund	A	86277C108	N/A
	B	86277C306	N/A
	C	86277C504	AGOCX
	L*	86277C207	AGOAX
	M**	86277C405	AGOBX
	X***	86277C603	AXGOX

FUND	CLASS	CUSIP	NASDAQ
Balanced Fund	A	86277C702	N/A
	B	86277C884	N/A
	C	86277C868	ACBCX
	L*	86277C801	AACBX
	M**	86277C876	ACBBX
	X***	86277C850	ACBZX

FUND	CLASS	CUSIP	NASDAQ
High Yield Bond Fund	A	86277C710	N/A
	B	86277C686	N/A
	C	86277C660	FCHYX
	L*	86277C694	FHYAX
	M**	86277C678	FBHYX
	X***	86277C652	FHYZX

FUND	CLASS	CUSIP	NASDAQ
Money Market Fund****	A	86277E104	N/A
	C	86277E609	ASCXX
	D	86277E302	N/A
	L*	86277E203	AASXX
	M**	86277E500	ABSXX
	X***	86277E708	ASXXX

*Closed to most new purchases (with the exception of reinvested dividends and purchases by college savings plans) and available for limited exchanges only.

**Closed to new purchases (with the exception of reinvested dividends) and available for limited exchanges only.

***Closed to new purchases and available for limited exchanges only (with the exception of reinvested dividends).

****Available for limited exchanges only.

*****Inception date of 11/28/05.

STRATEGIC PARTNERS MUTUAL FUNDS, INC.

Summary of Definitions	1

	Fund Performance	Schedule of Investments	Financial Highlights
Strategic Partners International Growth Fund	6	45	144
Strategic Partners Small Cap Growth Fund	8	48	144
Strategic Partners Mid Cap Growth Fund	10	54	146
Strategic Partners Mid Cap Value Fund	12	57	146
Strategic Partners Technology Fund	14	60	148
Strategic Partners Health Sciences Fund	16	62	148
Strategic Partners Managed OTC Fund	18	65	150
Strategic Partners Capital Growth Fund	20	68	150
Strategic Partners Concentrated Growth Fund	22	70	152
Strategic Partners Core Value Fund	24	72	152
Strategic Partners Large Cap Core Fund	26	76	154
Strategic Partners Equity Income Fund	28	81	154
Strategic Partners Balanced Fund	30	84	156
Strategic Partners High Yield Bond Fund	32	94	156
Strategic Partners Money Market Fund	34	108	158

Summary of Definitions

The following pages present information on the investment performance of each Fund that has been in operation for at least 12 months as of October 31, 2005, including comparisons with relevant market indexes.

Definitions for Broad Market Indexes

Investors cannot invest directly in an index. Returns for the Indexes on the following pages would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes.

Blended Index—The Blended Index is calculated by weighting the S&P 500 Index at 60% and the Lehman Brothers Government/Corporate Bond Index at 40%. The Lehman Brothers Government/Corporate Bond Index is an unmanaged index composed of intermediate- and long-term government and investment-grade corporate debt securities.

Lehman Brothers U.S. Aggregate Bond Index—The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged, market-weighted index that tracks the daily price, coupon pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and nonconvertible investment-grade debt issues without at least $100 million par amount outstanding and with at least one year to final maturity.

Lehman Brothers U.S. Corporate High Yield Index—The Lehman Brothers U.S. Corporate High Yield Index is an unmanaged index that is generally representative of corporate bonds rated below investment grade. It comprises issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1 or BB+ (including defaulted issues), and at least one year to maturity.

ML High Yield Master II Index—The Merrill Lynch (ML) High Yield Master II Index is an unmanaged index of publicly traded, nonconvertible U.S. bonds rated below investment grade.

MSCI EAFE® Index—The Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE® Index) is an unmanaged, weighted index of performance that reflects stock price movements in Europe, Australasia, and the Far East.

NASDAQ-100 Index—The NASDAQ-100 Index is an unmanaged, modified, capitalization-weighted index of the 100 largest and most active nonfinancial domestic and international issues listed on the NASDAQ.

Russell 2000 Index—The Russell 2000 Index is an unmanaged, weighted index that comprises the smallest 2,000 stocks among the largest 3,000 equity-capitalized U.S. corporations and represents approximately 10% of their aggregate market value.

S&P MidCap 400 Index—The Standard & Poor’s MidCap 400 Stock Index (S&P MidCap 400 Index) is an unmanaged index of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It gives a broad look at how U.S. mid-cap stock prices have performed.

S&P 500 Index—The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed.

Definitions for Lipper Averages

Lipper Averages are the average returns of all funds in the specified Lipper comparison group. The Lipper Averages on the following pages reflect the deduction of operating expenses, but not sales charges or taxes.

Lipper Balanced Funds Average—Funds in the Lipper Balanced Funds Average have primary objectives to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock:bond ratio ranges around 60%:40%.

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Lipper Corporate Debt Funds A-Rated Average—Funds in the Lipper Corporate Debt Funds A-Rated Average invest primarily in corporate debt issues rated “A” or better, or government issues.

Lipper Equity Income Funds Average—Funds in the Lipper Equity Income Funds Average seek relatively high current income and growth of income through investing 60% or more of its portfolio in equities.

Lipper Health/Biotechnology Funds Average—Funds in the Lipper Health/Biotechnology Funds Average invest primarily in shares of companies engaged in healthcare, medicine, and biotechnology.

Lipper High Current Yield Funds Average—Funds in the Lipper High Current Yield Funds Average aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues.

Lipper International Multi-Cap Growth Funds Average—Funds in the Lipper International Multi-Cap Growth Funds Average invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. Multi-cap funds typically have 25% to 75% of their assets invested in companies strictly outside of the United States with market capitalizations (on a three-year weighted basis) greater than the 250th largest company in the S&P/Citigroup World ex-U.S. Broad Market Index. Multi-cap growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P/Citigroup World ex-U.S. BMI.

Lipper Large-Cap Core Funds Average—Funds in the Lipper Large-Cap Core Funds Average, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P 500 Index.

Lipper Large-Cap Growth Funds Average—Funds in the Lipper Large-Cap Growth Funds Average, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P 500 Index.

Lipper Large-Cap Value Funds Average—Funds in the Lipper Large-Cap Value Funds Average, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P 500 Index.

Lipper Mid-Cap Core Funds Average—Funds in the Lipper Mid-Cap Core Funds Average, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P MidCap 400 Index.

Lipper Mid-Cap Value Funds Average—Funds in the Lipper Mid-Cap Value Funds Average, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than

2

300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P MidCap 400 Index.

Lipper Money Market Instrument Funds Average—Funds in the Lipper Money Market Instrument Funds invest in high-quality financial instruments rated in top two grades with dollar-weighted average maturities of less than 90 days. These funds typically intend to keep a constant net asset value.

Lipper Multi-Cap Growth Funds Average—Funds in the Lipper Multi-Cap Growth Funds Average invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. Multi-cap funds typically have between 25% and 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P SuperComposite 1500 Index.

Lipper Multi-Cap Value Funds Average—Funds in the Lipper Multi-Cap Value Funds Average, by portfolio practice, invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. Multi-cap funds typically have between 25% and 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap value funds have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P SuperComposite 1500 Index.

Lipper Science & Technology Funds Average—Funds in the Lipper Science & Technology Funds Average invest primarily in science and technology stocks.

Lipper Small-Cap Core Funds Average—Funds in the Lipper Small-Cap Core Funds Average, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P SmallCap 600 Index.

Lipper Small-Cap Growth Funds Average—Funds in the Lipper Small-Cap Growth Funds Average, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P SmallCap 600 Index.

3

The Investing Environment

Broad-based stock and bond indexes were positive over the 12 months ended October 31, 2005, and the return for the U.S. stock market overall (as measured by the Russell 3000 Index) was slightly above its 10-year average. However, the performance of individual securities was very uneven. Share prices fell in many industries, particularly in the consumer discretionary and telecommunication services sectors.

World GDP growth moderated from a 3.8% pace to 3.1% as the United States and Asian countries slowed from above-average growth while Europe remained sluggish. Late in the period, the U.S. Gulf coast was hit by hurricanes Katrina and Rita. Investors responded by focusing on the potential long-term impact of higher energy prices, bringing the markets down sharply in September and the first half of October. On the other hand, analysts raised earnings growth estimates for 2006, taking into account the planned $200 billion rebuilding effort.

In our view, the hurricanes exacerbated existing supply concerns in the energy and housing markets. They are likely to raise the cost of doing business for energy-dependent industries and for agricultural industries that use the Mississippi River for transportation. Industries selling to consumers also may be more vulnerable. Nonetheless, we don’t think the impacts are enough to derail the current economic expansion.

Economic and earnings growth remained strong in 2005. However, investors looking ahead were concerned about the slowing of earnings growth from its very rapid rate in 2004, the impact of energy prices on consumer demand for other goods, and rising interest rates. Within the U.S. equity market, mid-cap stocks outpaced large-cap and small-cap stocks. Indeed, the Russell Midcap Index was substantially above its 10-year average, while shares of the very largest corporations lagged both the overall market and their 10-year average return. We think that these are the firms best positioned to benefit from globalization, and their underperformance has generated a buying opportunity.

Value stocks both domestically and internationally performed best through most of the period, but growth outperformed in the third quarter of 2005. After a long period when companies improved their profits primarily by cutting costs, future growth will be more dependent on raising revenues. Currently, investors are paying little or no premium for revenue growth, and we think that is likely to change at some point, driving the prices of growth stocks higher.

The energy sector had extraordinary gains as oil prices rose above $70/barrel in the wake of the hurricanes. Utilities, which are typically value-style investments, also produced strong returns over the period. The industrials, materials, and health care sectors had modest overall returns. Most health care industry groups were among the market’s leaders, but the sector return was pulled down by several very large drug companies’ steep share-price declines. The negative return of the consumer discretionary sector was concentrated in automobile-related and media industries and in the Internet retail stock eBay, while tobacco and housing stocks were strong.

International stock market returns were significantly higher than those in the United States. China took the first step toward an independent monetary policy by loosening the link of its currency to the U.S. dollar. This contributed to global stability by reducing the threat of a rapid economic slowdown triggered by the growing financial imbalances between China and the United States. Japanese voters handed Prime Minister Koizumi a strong mandate to proceed with economic restructuring. This bolsters our confidence that the world’s second largest economy will indeed emerge from 15 years of stagnation—a clear plus for the global economy. Although investment results for U.S. dollar-based investors were reduced somewhat by the steep rise of the dollar in the latter part of the reporting period, international markets generally outperformed U.S. markets even after currency adjustments.

U.S. investment-grade bonds generated very modest returns over the period. Short-term yields rose as the Federal Reserve continued to make incremental rate increases to cool the U.S. economy and keep inflation low. Longer-term yields were more stable, with 30-year yields actually falling to reflect a benign inflation picture. As a result, longer-term bond investors had better returns for the year. Investors reaching for higher yielding alternatives helped high yield corporate (“junk”) and emerging market bonds become the best performing fixed income sectors. Strong U.S. economic growth and solid corporate fundamentals supported junk bonds while high commodity prices and continued fiscal improvement helped the bonds of many key emerging market countries.

4

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5

Your Fund’s Performance

Strategic Partners International Growth Fund

Fund objective

The investment objective of the Strategic Partners International Growth Fund is to seek long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75% respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans).

Cumulative Total Returns[1] as of 10/31/05
	One Year	Five Years	Since Inception[2]
Class A3	16.76%	N/A	14.32%
Class B4	15.87	N/A	12.93
Class C	15.93	–19.05%	38.10
Class L3	16.52	–16.97	43.38
Class M4	15.87	–19.10	37.78
Class X	15.96	–19.04	37.88
MSCI EAFE® Index[5]	18.09	16.15	*
Lipper International Multi-Cap Growth Funds Avg.[5]	17.54	2.22	**

Average Annual Total Returns[1] as of 9/30/05
	One Year	Five Years	Since Inception[2]
Class A3	18.39%	N/A	8.13%
Class B4	19.40	N/A	8.89
Class C	23.33	–4.63%	4.64
Class L3	17.68	–5.09	4.47
Class M4	18.40	–4.83	4.74
Class X	18.29	–5.01	4.65
MSCI EAFE® Index[5]	25.79	3.16	*
Lipper International Multi-Cap Growth Funds Avg.[5]	25.12	–0.46	**

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total return performance quoted. Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75% respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Class M shares are also closed to most new purchases (with the exception of reinvested dividends). Class L, Class M, and Class X shares are only exchangeable with Class L, Class M, and Class X shares, respectively, offered by the other Strategic Partners Funds. Under certain circumstances, Class A and Class L shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6% respectively.

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns do take into account applicable sales charges. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and/or expense reimbursements, the returns for the share classes would have been lower. Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns would have been lower. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1.00%. Class L shares are subject to a 12b-1 fee of 0.50%.

2Inception dates: Class A and Class B, 4/12/04; Class C, Class L, Class M, and Class X, 12/31/97.

3Prior to April 12, 2004, Class L shares were known as Class A shares. On April 12, 2004, Class A shares were redesignated as Class L shares and a new Class A was opened.

4Prior to April 12, 2004, Class M shares were known as Class B shares. On April 12, 2004, Class B shares were redesignated as Class M shares and a new Class B was opened.

6

5See page 1 for a summary of definitions for the Fund’s benchmarks.

*MSCI EAFE® Index Closest Month-End to Inception cumulative total returns as of 10/31/05 are 22.04% for Class A and Class B; and 52.39% for Class C, Class L, Class M, and Class X. MSCI EAFE® Index Closest Month-End to Inception average annual total returns as of 9/30/05 are 16.48% for Class A and Class B; and 5.99% for Class C, Class L, Class M, and Class X.

**Lipper International Equity Funds Average Closest Month-End to Inception cumulative total returns as of 10/31/05 are 17.79% for Class A and Class B; and 50.54% for Class C, Class L, Class M, and Class X. Lipper International Equity Funds Average Closest Month-End to Inception average annual total returns as of 9/30/05 are 13.88% for Class A and Class B; and 5.53% for Class C, Class L, Class M, and Class X.

Five Largest Holdings expressed as a percentage of net assets as of 10/31/05
Roche Holding AG, Pharmaceuticals	3.3%
Mitsubishi UFG Financial Group, Inc., Financial Bank & Trust	3.1
BG Group PLC, Oil & Gas	3.0
SAP AG, Computer Services & Software	2.8
ORIX Corp., Real Estate	2.6

Holdings reflect only long-term investments and are subject to change.

Fund Manager’s Report

For the fiscal year ended October 31, 2005, the Strategic Partners International Growth Fund was subadvised by William Blair & Company, L.L.C. Its Class A shares had a total return of 16.76% compared with the 18.09% return of the MSCI EAFE Index. The Fund trailed the Lipper International Multi-Cap Growth Funds Average (+17.54%).

Strength in the benchmark MSCI EAFE Index was broad, with all sectors posting positive returns and weakness concentrated in the information technology and telecommunication services industries. The strongest sectors were those reflecting broad economic development such as industrials and financials. Sectors where there also were limitations on supply—energy and materials—were the market leaders with substantially higher returns than the others.

The Fund’s bottom-up stock selection process resulted in an overweight in the technology sector and underweight in materials. These emphases hurt its performance. An overweight in the consumer discretionary sector had a somewhat smaller negative impact.

Relative performance was helped by the Fund’s exposure to developing markets, which are not represented in the MSCI EAFE Index, particularly to Brazil, India, Mexico, and South Korea. An emphasis on mid-cap stocks also contributed to relative performance as these stocks outperformed the shares of the largest companies.

The Fund’s stock selection was strong within the energy sector where positions in BG Group (a U.K. natural gas and oil producer) and Statoil ASA (Norway) were among the largest contributors to its return. Holdings in the financials sector also performed well. The Australian firm Macquarie Bank made a particularly large contribution as its share price benefited from rising demand for investment funds it manages. Holdings in the telecommunication services sector also outperformed comparable stocks in the MSCI EAFE Index.

The Fund’s stock selection was relatively weak in the industrials sector, although no single position stood out.

7

Your Fund’s Performance

Strategic Partners Small Cap Growth Fund

Fund objective

The investment objective of the Strategic Partners Small Cap Growth Fund is to seek capital growth. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75% respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans).

Cumulative Total Returns[1] as of 10/31/05
	One Year	Five Years	Since Inception[2]
Class A3	3.13%	N/A	–5.21%
Class B4	2.43	N/A	–7.34
Class C	2.41	–36.69%	–49.10
Class L3	2.95	–35.15	–47.60
Class M4	2.41	–36.69	–49.10
Class X	2.41	–36.68	–49.03
Russell 2000 Index[5]	12.08	38.60	*
Lipper Small-Cap Growth Funds Avg.[5]	11.79	–3.32	**

Average Annual Total Returns[1] as of 9/30/05
	One Year	Five Years	Since Inception[2]
Class A3	2.81%	N/A	–4.79%
Class B4	3.03	N/A	–5.18
Class C	6.96	–9.57%	–10.78
Class L3	2.26	–10.21	–11.28
Class M4	1.98	–9.97	–11.13
Class X	1.96	–10.14	–11.10
Russell 2000 Index[5]	17.95	6.45	*
Lipper Small-Cap Growth Funds Avg.[5]	18.57	–2.45	**

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total return performance quoted. Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75% respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Class M shares are also closed to most new purchases (with the exception of reinvested dividends). Class L, Class M, and Class X shares are only exchangeable with Class L, Class M, and Class X shares, respectively, offered by the other Strategic Partners Funds. Under certain circumstances, Class A and Class L shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6% respectively.

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns do take into account applicable sales charges. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and/or expense reimbursements, the returns for the share classes would have been lower. Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns would have been lower. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1.00%. Class L shares are subject to a 12b-1 fee of 0.50%.

2Inception dates: Class A and Class B, 4/12/04; Class C, Class L, Class M, and Class X, 7/28/97.

3Prior to April 12, 2004, Class L shares were known as Class A shares. On April 12, 2004, Class A shares were redesignated as Class L shares and a new Class A was opened.

4Prior to April 12, 2004, Class M shares were known as Class B shares. On April 12, 2004, Class B shares were redesignated as Class M shares and a new Class B was opened.

8

5See page 1 for a summary of definitions for the Fund’s benchmarks.

*Russell 2000 Index Closest Month-End to Inception cumulative total returns as of 10/31/05 are 11.55% for Class A and Class B; and 20.32% for Class C, Class L, Class M, and Class X. Russell 2000 Index Closest Month-End to Inception average annual total returns as of 9/30/05 are 9.84% for Class A and Class B; and 3.95% for Class C, Class L, Class M, and Class X.

**Lipper Small-Cap Growth Funds Average Closest Month-End to Inception cumulative total returns as of 10/31/05 are 7.36% for Class A and Class B; and –13.65% for Class C, Class L, Class M, and Class X. Lipper Small-Cap Growth Funds Average Closest Month-End to Inception average annual total returns as of 9/30/05 are 7.15% for Class A and Class B; and –3.86% for Class C, Class L, Class M, and Class X.

Five Largest Holdings expressed as a percentage of net assets as of 10/31/05
Cal Dive International, Inc., Oil & Gas	1.3%
DRS Technologies, Inc., Aerospace	1.2
Valueclick, Inc., Financial Services	1.2
St. Mary Land & Exploration Co., Oil & Gas	0.9
Chemed Corp., Commercial Services	0.9

Holdings reflect only long-term investments and are subject to change.

Fund Manager’s Report

For the fiscal year ended October 31, 2005, the Strategic Partners Small-Cap Growth Fund was subadvised by Deutsche Asset Management, Inc. Its Class A shares had a total return of 3.13% compared with returns of 12.08% for the Russell 2000 Index and 10.91% for the Russell 2000 Growth Index. It trailed the Lipper Small-Cap Growth Funds Average (+11.79%).

During the reporting period, the small-cap market generally favored less risk-averse strategies rather than the Fund’s more conservative growth style. The Fund’s strategy is based upon quantitative stock-selection methods and controlling the size of risk exposures (deviations from the security allocations of the Russell 2000 Growth Index). Risk exposures are generally limited at the sector level, but within the financials, information technology, and healthcare sectors the Fund’s stock selection and industry emphases hurt its relative performance. There were deep losses on holdings in the thrifts & mortgages and consumer finance industry groups in the financials sector, and on biotechnology and pharmaceuticals in the healthcare sector.

An overweight of the pharmaceutical industry compared with the Russell 2000 Growth Index and an underweight of real estate detracted substantially from performance. However, these impacts were more than offset by the advantages of overweights in the oil & gas and machinery industries. Overall, the Fund’s exposures to various industries improved its relative performance. It benefited as well from its style’s inherent underweighting of stocks that are relatively low priced and have high dividend yields, a characteristic that was not rewarded by the market.

9

Your Fund’s Performance

Strategic Partners Mid Cap Growth Fund

Fund objective

The investment objective of the Strategic Partners Mid Cap Growth Fund is to seek long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75% respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans).

Cumulative Total Returns[1] as of 10/31/05
	One Year	Five Years	Since Inception[2]
Class A3	8.18%	N/A	9.20%
Class B4	7.38	N/A	7.90
Class C	7.42	–55.13%	–55.08
Class L3	7.98	–53.96	–53.91
Class M4	7.40	–54.98	–54.98
Class X	7.42	–55.08	–55.08
S&P MidCap 400 Index[5]	17.65	42.38	*
Lipper Mid-Cap Growth Funds Avg.[5]	14.07	–14.17	**

Average Annual Total Returns[1] as of 9/30/05
	One Year	Five Years	Since Inception[2]
Class A3	8.88%	N/A	4.35%
Class B4	9.22	N/A	5.03
Class C	13.57	–14.60%	–14.09
Class L3	8.45	–15.18	–14.67
Class M4	8.53	–14.91	–14.40
Class X	8.57	–15.12	–14.44
S&P MidCap 400 Index[5]	22.16	7.05	*
Lipper Mid-Cap Growth Funds Avg.[5]	20.63	–4.70	**

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total return performance quoted. Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75% respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Class M shares are also closed to most new purchases (with the exception of reinvested dividends). Class L, Class M, and Class X shares are only exchangeable with Class L, Class M, and Class X shares, respectively, offered by the other Strategic Partners Funds. Under certain circumstances, Class A and Class L shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6% respectively.

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns do take into account applicable sales charges. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and/or expense reimbursements, the returns for the share classes would have been lower. Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns would have been lower. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1.00%. Class L shares are subject to a 12b-1 fee of 0.50%.

2Inception dates: Class A and Class B, 4/12/04; Class C, Class L, Class M, and Class X, 9/11/00.

3Prior to April 12, 2004, Class L shares were known as Class A shares. On April 12, 2004, Class A shares were redesignated as Class L shares and a new Class A was opened.

4Prior to April 12, 2004, Class M shares were known as Class B shares. On April 12, 2004, Class B shares were redesignated as Class M shares and a new Class B was opened.

10

5See page 1 for a summary of definitions for the Fund’s benchmarks.

*S&P MidCap 400 Index Closest Month-End to Inception cumulative total returns as of 10/31/05 are 18.16% for Class A and Class B; and 36.61% for Class C, Class L, Class M, and Class X. S&P MidCap 400 Index Closest Month-End to Inception average annual total returns as of 9/30/05 are 13.40% for Class A and Class B; and 6.78% for Class C, Class L, Class M, and Class X.

**Lipper Mid-Cap Growth Funds Average Closest Month-End to Inception cumulative total returns as of 10/31/05 are 12.39% for Class A and Class B; and –21.12% for Class C, Class L, Class M, and Class X. Lipper Mid-Cap Growth Funds Average Closest Month-End to Inception average annual total returns as of 9/30/05 are 10.11% for Class A and Class B; and –5.12% for Class C, Class L, Class M, and Class X.

Five Largest Holdings expressed as a percentage of net assets as of 10/31/05
Grainger, (W.W), Inc., Producer Goods	2.3%
Biomet, Inc., Supplies & Equipment	2.2
Zebra Technologies Corp., Computer Hardware	2.2
Smith International, Inc., Oil Well Services & Equipment	2.2
Fortune Brands, Inc., Consumer Products & Services	2.1

Holdings reflect only long-term investments and are subject to change.

Fund Manager’s Report

For the fiscal year ended October 31, 2005, the Strategic Partners Mid Cap Growth Fund was subadvised by Goldman Sachs Asset Management, L.P. Its Class A shares had a total return of 8.18% compared with a return of 15.91% for the Russell Midcap Growth Index. It trailed the Lipper Mid-Cap Growth Funds Average (+14.07%).

The Fund’s underperformance was attributable to inopportune sector emphases and poor stock selection within sectors. Its overweight in consumer services, primarily in media stocks, and underweight in energy and basic materials stocks were the main detractors from its relative performance. During this period, energy and basic materials stocks provided much of the market’s strength in this asset class, while consumer services stocks continued to trail well into 2005. The Fund’s manager historically has tended to emphasize the media and leisure industries, which were among the market’s worst performers during this reporting period. Moreover, stock selection in other sectors didn’t help the Fund’s return. Several holdings in the financials, consumer services, and information technology sectors proved unprofitable.

The Fund’s portfolio was more sensitive, overall, to broad market movements than its benchmark, which helped its performance during this strong period for mid-cap growth stocks. This exposure was particularly beneficial in May through July 2005 when the market climbed steeply. Other portfolio risk exposures generally offset one another in impact.

11

Your Fund’s Performance

Strategic Partners Mid Cap Value Fund***

Fund objective

The investment objective of the Strategic Partners Mid Cap Value Fund is to seek capital growth. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75% respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans).

Cumulative Total Returns[1] as of 10/31/05
	One Year	Five Years	Since Inception[2]
Class A3	16.74%	N/A	19.78%
Class B4	15.85	N/A	18.24
Class C	15.75	52.45%	125.74
Class L3	16.29	56.32	133.79
Class M4	15.75	52.45	125.75
Class X	15.67	52.35	125.13
S&P MidCap 400 Index[5]	17.65	42.38	*
Lipper Mid-Cap Value Funds Avg.[5]	14.51	67.32	**

Average Annual Total Returns[1] as of 9/30/05
	One Year	Five Years	Since Inception[2]
Class A3	17.51%	N/A	13.11%
Class B4	18.29	N/A	13.98
Class C	22.26	9.99%	12.88
Class L3	16.74	9.47	12.65
Class M4	17.26	9.95	13.04
Class X	17.20	9.80	12.94
S&P MidCap 400 Index[5]	22.16	7.05	*
Lipper Mid-Cap Value Funds Avg.[5]	20.19	11.73	**

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total return performance quoted. Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75% respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Class M shares are also closed to most new purchases (with the exception of reinvested dividends). Class L, Class M, and Class X shares are only exchangeable with Class L, Class M, and Class X shares, respectively, offered by the other Strategic Partners Funds. Under certain circumstances, Class A and Class L shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6% respectively.

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns do take into account applicable sales charges. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and/or expense reimbursements, the returns for the share classes would have been lower. Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns would have been lower. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1.00%. Class L shares are subject to a 12b-1 fee of 0.50%.

2Inception dates: Class A and Class B, 4/12/04; Class C, Class L, Class M, Class X, 8/19/98, and Class Z, 11/28/05. Returns for Class Z are not shown since the share class had not existed prior to 10/31/05.

3Prior to April 12, 2004, Class L shares were known as Class A shares. On April 12, 2004, Class A shares were redesignated as Class L shares and a new Class A was opened.

4Prior to April 12, 2004, Class M shares were known as Class B shares. On April 12, 2004, Class B shares were redesignated as Class M shares and a new Class B was opened.

12

5See page 1 for a summary of definitions for the Fund’s benchmarks.

*S&P MidCap 400 Index Closest Month-End to Inception cumulative total returns as of 10/31/05 are 18.16% for Class A and Class B; and 170.30% for Class C, Class L, Class M, and Class X. S&P MidCap 400 Index Closest Month-End to Inception average annual total returns as of 9/30/05 are 13.40% for Class A and Class B; and 15.42% for Class C, Class L, Class M, and Class X.

**Lipper Mid-Cap Value Funds Average Closest Month-End to Inception cumulative total returns as of 10/31/05 are 17.37% for Class A and Class B; and 150.39% for Class C, Class L, Class M, and Class X. Lipper Mid-Cap Value Funds Average Closest Month-End to Inception average annual total returns as of 9/30/05 are 13.83% for Class A and Class B; and 14.14% for Class C, Class L, Class M, and Class X.

***Prior to November 28, 2005, the Strategic Partners Mid Cap Value Fund was known as the Strategic Partners Relative Value Fund.

Five Largest Holdings expressed as a percentage of net assets as of 10/31/05
Arch Coal, Inc., Metals & Mining	3.1%
XTO Energy, Inc., Oil & Gas	2.8
TXU Corp., Utilities	2.6
Canadian Natural Resources Ltd., Oil & Gas	2.4
Lennar Corp. (Class A Stock), Construction	2.3

Holdings reflect only long-term investments and are subject to change.

Fund Manager’s Report

For the fiscal year ended October 31, 2005, the Strategic Partners Mid Cap Value Fund was subadvised by Neuberger Berman Management, Inc. Its Class A shares had a total return of 16.74% compared with returns of 17.65% for the S&P MidCap 400 Index and 19.50% for the Russell Midcap Value Index. It outperformed the Lipper Mid-Cap Value Funds Average (+14.51%).

During this reporting period, there were significant management changes at the Fund. Its portfolio managers left Neuberger Berman Management in June 2005 and their responsibilities were assumed by another Neuberger Berman portfolio manager. The change didn’t appear to hurt the Fund, whose strongest performance relative to both the S&P MidCap 400 and Russell Midcap Value Indexes came in August.

The Fund trailed the style-appropriate Russell Midcap Value Index primarily because of stock selection, particularly among retailers and insurers. The largest detractors from its relative performance included the automobile parts supplier Lear Corporation (which was sold from the portfolio by period-end), the computer printer company Lexmark International, and the nutritional supplement firm NBTY (whose brand names include Nature’s Bounty and Sundown). The Fund is managed in a bottom-up style, which means that any exposure to various risk factors is the result of decisions made about individual securities. We normally expect stock selection to be the primary driver of the Fund’s relative performance.

The Fund’s holdings performed better than the Russell MidCap Value Index in the healthcare and consumer staples sectors. In addition, it had a greater-than-Index weighting in the healthcare sector, which had an above-average return, and a below-Index weighting in the underperforming basic materials sector. These beneficial sector emphases were partially offset by the Fund’s substantial overweighting in the poor-performing consumer cyclical sector and underweightings in the better-performing utility and financials sectors.

13

Your Fund’s Performance

Strategic Partners Technology Fund

Fund objective

The investment objective of the Strategic Partners Technology Fund is to seek capital growth by investing primarily in the equity securities of companies engaged in technology-related industries. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75% respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans).

Cumulative Total Returns[1] as of 10/31/05
	One Year	Five Years	Since Inception[2]
Class A3	4.14%	N/A	–4.48%
Class B4	3.10	N/A	–5.67
Class C	3.48	–71.06%	–73.20
Class L3	3.76	–70.18	–72.36
Class M4	3.49	–71.14	–73.30
Class X	3.08	–71.03	–73.20
S&P 500 Index[5]	8.72	–8.38	*
Lipper Science & Technology Funds Avg.[5]	8.47	–54.26	**

Average Annual Total Returns[1] as of 9/30/05
	One Year	Five Years	Since Inception[2]
Class A3	4.51%	N/A	–6.52%
Class B4	4.88	N/A	–6.28
Class C	8.84	–23.32%	–22.94
Class L3	4.15	–23.77	–23.37
Class M4	3.88	–23.69	–23.31
Class X	3.80	–23.73	–23.20
S&P 500 Index[5]	12.25	–1.49	*
Lipper Science & Technology Funds Avg.[5]	17.40	–17.17	**

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total return performance quoted. Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75% respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Class M shares are also closed to most new purchases (with the exception of reinvested dividends). Class L, Class M, and Class X shares are only exchangeable with Class L, Class M, and Class X shares, respectively, offered by the other Strategic Partners Funds. Under certain circumstances, Class A and Class L shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6% respectively.

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns do take into account applicable sales charges. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and/or expense reimbursements, the returns for the share classes would have been lower. Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns would have been lower. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1.00%. Class L shares are subject to a 12b-1 fee of 0.50%.

2Inception dates: Class A and Class B, 4/12/04; Class C, Class L, Class M, and Class X, 9/11/00.

3Prior to April 12, 2004, Class L shares were known as Class A shares. On April 12, 2004, Class A shares were redesignated as Class L shares and a new Class A was opened.

4Prior to April 12, 2004, Class M shares were known as Class B shares. On April 12, 2004, Class B shares were redesignated as Class M shares and a new Class B was opened.

14

5See page 1 for a summary of definitions for the Fund’s benchmarks.

*S&P 500 Index Closest Month-End to Inception cumulative total returns as of 10/31/05 are 10.17% for Class A and Class B; and –13.58% for Class C, Class L, Class M, and Class X. S&P 500 Index Closest Month-End to Inception average annual total returns as of 9/30/05 are 7.88% for Class A and Class B; and –2.51% for Class C, Class L, Class M, and Class X.

**Lipper Science & Technology Funds Average Closest Month-End to Inception cumulative total returns as of 10/31/05 are 2.21% for Class A and Class B; and –62.75% for Class C, Class L, Class M, and Class X. Lipper Science & Technology Funds Average Closest Month-End to Inception average annual total returns as of 9/30/05 are 2.79% for Class A and Class B; and –18.76% for Class C, Class L, Class M, and Class X.

Five Largest Holdings expressed as a percentage of net assets as of 10/31/05
Google, Inc. (Class A Shares), Internet Services	4.3%
Apple Computer, Inc., Computer Hardware	3.9
Adobe Systems, Inc., Computer Services & Software	3.8
Yahoo!, Inc., Internet Services	3.4
Motorola, Inc., Telecommunications	3.4

Holdings reflect only long-term investments and are subject to change.

Fund Manager’s Report

For the fiscal year ended October 31, 2005, the Strategic Partners Technology Fund was subadvised by The Dreyfus Corporation. Its Class A shares had a total return of 4.14% compared with the 8.72% return of the S&P 500 Index and 6.1% for the S&P SuperComposite Information Technology Index. It trailed the Lipper Science & Technology funds Average (+8.47%).

The Fund’s underperformance of the sector-appropriate S&P SuperComposite Information Technology Index during this period was primarily attributable to poor stock selection within the information technology sector, where its relative performance was hurt by a decision not to hold Hewlett-Packard or Apple Computer. These stocks performed extremely well. Overweights compared to the S&P Supercomposite Information Technology Index in Anaya and Xilinx also detracted significantly. On the positive side, overweights in Corning and Marvell Technology Group were among the Fund’s strongest performers, and the Fund also benefited from not having a position in International Business Machines, whose stock declined.

The Fund typically invests a significant amount in technology-oriented firms that are classified in other sectors, such as the consumer discretionary stocks eBay (Internet retail) and Apollo Group (education, including on-line and technical training). The consumer discretionary positions significantly detracted from the Fund’s performance. Overall, however, the Fund’s holdings outside the information technology sector, particularly in healthcare technology, helped its performance. Positions in Amgen, Genentech, and Teva Pharmaceutical Industries performed strongly.

15

Your Fund’s Performance

Strategic Partners Health Sciences Fund

Fund objective

The investment objective of the Strategic Partners Health Sciences Fund is to seek growth. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75% respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans).

Cumulative Total Returns[1] as of 10/31/05
	One Year	Since Inception[2]
Class A3	13.04%	4.92%
Class B4	12.23	3.56
Class C	12.10	22.30
Class L3	12.62	24.90
Class M4	12.12	22.10
Class X	12.09	22.40
S&P 500 Index[5]	8.72	*
Lipper Health/Biotechnology Funds Avg.[5]	15.03	**

Average Annual Total Returns[1] as of 9/30/05
	One Year	Since Inception[2]
Class A3	8.07%	0.96%
Class B4	8.43	1.37
Class C	12.39	4.82
Class L3	7.30	4.16
Class M4	7.33	4.62
Class X	7.29	4.49
S&P 500 Index[5]	12.25	*
Lipper Health/Biotechnology Funds Avg.[5]	15.79	**

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total return performance quoted. Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75% respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Class M shares are also closed to most new purchases (with the exception of reinvested dividends). Class L, Class M, and Class X shares are only exchangeable with Class L, Class M, and Class X shares, respectively, offered by the other Strategic Partners Funds. Under certain circumstances, Class A and Class L shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6% respectively.

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns do take into account applicable sales charges. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and/or expense reimbursements, the returns for the share classes would have been lower. Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns would have been lower. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1.00%. Class L shares are subject to a 12b-1 fee of 0.50%.

2Inception dates: Class A and Class B, 4/12/04; Class C, Class L, Class M, and Class X, 3/1/01.

3Prior to April 12, 2004, Class L shares were known as Class A shares. On April 12, 2004, Class A shares were redesignated as Class L shares and a new Class A was opened.

4Prior to April 12, 2004, Class M shares were known as Class B shares. On April 12, 2004, Class B shares were redesignated as Class M shares and a new Class B was opened.

16

5See page 1 for a summary of definitions for the Fund’s benchmarks.

*S&P 500 Index Closest Month-End to Inception cumulative total returns as of 10/31/05 are 10.17% for Class A and Class B; and 5.17% for Class C, Class L, Class M, and Class X. S&P 500 Index Closest Month-End to Inception average annual total returns as of 9/30/05 are 12.04% for Class A and Class B; and 6.95% for Class C, Class L, Class M, and Class X.

**Lipper Health/Biotechnology Funds Average Closest Month-End to Inception cumulative total returns as of 10/31/05 are 9.58% for Class A and Class B; and 10.68% for Class C, Class L, Class M, and Class X. Lipper Health/Biotechnology Funds Average Closest Month-End to Inception average annual total returns as of 9/30/05 are 7.97% for Class A and Class B; and 2.16% for Class C, Class L, Class M, and Class X.

Five Largest Holdings expressed as a percentage of net assets as of 10/31/05
Roche Holding AG, Pharmaceuticals	8.0%
Protein Design Labs, Inc., Biotechnology Healthcare	4.3
St. Jude Medical, Inc., Medical Equipment & Devices	3.7
Amgen, Inc., Biotechnology Healthcare	3.7
Eisai Co. Ltd., Medical Supplies & Equipment	3.3

Holdings reflect only long-term investments and are subject to change.

Fund Manager’s Report

For the fiscal year ended October 31, 2005, the Strategic Partners Health Sciences Fund was subadvised by INVESCO Institutional (N.A.), Inc. Its Class A shares had a total return of 13.04% compared with the 8.72% return of the S&P 500 Index and 12.23% return of the S&P SuperComposite Health Care Index. The Fund trailed the Lipper Health/Biotechnology Funds Average (+15.03%).

The Fund outperformed the sector-appropriate S&P SuperComposite Health Care Index primarily because of good stock selection. In particular, in the pharmaceutical industry, the Fund had substantial underexposure to the large drug companies Merck (–5.16%) and Pfizer (–24.51%), which were hurt by drug recalls, product liability problems, and other negative factors. Its largest holding at period-end was Roche (+45.81%). The Fund also had significant positions in Eisai (+35.14%) and Amgen (+35.84%).

However, it was a position in health services company PacifiCare Health Systems (+131.09%) that made the largest contribution to the Fund’s total return. In fact, the health services industry generally performed very strongly over this reporting period. Although the Fund’s holdings in the sector also did well, the fact that it did not emphasize the sector limited the benefit of the rally.

The Fund’s mix of established and less-established but more rapidly growing firms generally worked well. Some of the top contributors to its performance were biotechnology and medical device companies, but positions in more established firms also helped results.

17

Your Fund’s Performance

Strategic Partners Managed OTC Fund

Fund objective

The investment objective of the Strategic Partners Managed OTC Fund is to provide investment results that correlate to the performance of a benchmark for securities that are traded in the over-the-counter market. The Fund’s current benchmark is a multiple of the NASDAQ-100 Index. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75% respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans).

Cumulative Total Returns[1] as of 10/31/05
	One Year	Five Years	Since Inception[2]
Class A3	5.47%	N/A	4.65%
Class B4	4.80	N/A	2.75
Class C	4.80	–68.09%	–73.80
Class L3	5.10	–67.40	–73.20
Class M4	4.78	–68.01	–73.70
Class X	4.78	–67.97	–73.70
NASDAQ-100 Index[5]	6.22	–51.89	*
Lipper Multi-Cap Growth Funds Avg.[5]	12.95	–26.01	**

Average Annual Total Returns[1] as of 9/30/05
	One Year	Five Years	Since Inception[2]
Class A3	8.66%	N/A	0.75%
Class B4	8.56	N/A	0.75
Class C	12.56	–22.52%	–22.94
Class L3	7.87	–23.10	–23.51
Class M4	7.98	–22.79	–23.20
Class X	7.98	–22.94	–23.20
NASDAQ-100 Index[5]	13.37	–14.81	*
Lipper Multi-Cap Growth Funds Avg.[5]	17.74	–7.89	**

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total return performance quoted. Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75% respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Class M shares are also closed to most new purchases (with the exception of reinvested dividends). Class L, Class M, and Class X shares are only exchangeable with Class L, Class M, and Class X shares, respectively, offered by the other Strategic Partners Funds. Under certain circumstances, Class A and Class L shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6% respectively.

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns do take into account applicable sales charges. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and/or expense reimbursements, the returns for the share classes would have been lower. Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns would have been lower. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1.00%. Class L shares are subject to a 12b-1 fee of 0.50%.

2Inception dates: Class A and Class B, 4/12/04; Class C, Class L, Class M, and Class X, 9/11/00.

3Prior to April 12, 2004, Class L shares were known as Class A shares. On April 12, 2004, Class A shares were redesignated as Class L shares and a new Class A was opened.

4Prior to April 12, 2004, Class M shares were known as Class B shares. On April 12, 2004, Class B shares were redesignated as Class M shares and a new Class B was opened.

18

5See page 1 for a summary of definitions for the Fund’s benchmarks.

*NASDAQ-100 Index Closest Month-End to Inception cumulative total returns as of 10/31/05 are 9.79% for Class A and Class B; and –61.27% for Class C, Class L, Class M, and Class X. NASDAQ–100 Index Closest Month-End to Inception average annual total returns as of 9/30/05 are 7.43% for Class A and Class B; and –16.79% for Class C, Class L, Class M, and Class X.

**Lipper Multi-Cap Growth Funds Average Closest Month-End to Inception cumulative total returns as of 10/31/05 are 11.38% for Class A and Class B; and –33.51% for Class C, Class L, Class M, and Class X. Lipper Multi-Cap Growth Funds Average Closest Month-End to Inception average annual total returns as of 9/30/05 are 8.61% for Class A and Class B; and –8.59% for Class C, Class L, Class M, and Class X.

Five Largest Holdings expressed as a percentage of net assets as of 10/31/05
Microsoft Corp., Software	6.9%
QUALCOMM Inc., Telecommunications	5.7
Apple Computer, Inc., Computer	4.8
Intel Corp., Semiconductors	3.6
Cisco Systems, Inc., Telecommunications	2.9

Holdings reflect only long-term investments and are subject to change.

Fund Manager’s Report

For the fiscal year ended October 31, 2005, the Strategic Partners Managed OTC Fund was subadvised by ProFund Advisors LLC. Its Class A shares had a total return of 5.47% compared with a return of 6.22% for the NASDAQ-100 Index. It trailed the Lipper Multi-Cap Growth Funds Average (+12.95%).

The NASDAQ-100 Index is an unmanaged index that includes 100 of the largest (based on market capitalization) and most active non-financial domestic and international companies listed on the NASDAQ Stock Market. It includes major industry groups such as computer hardware and software, telecommunications, retail/wholesale trade, and biotechnology. It does not contain financial companies, including investment companies. The Fund is managed with a passive approach, not speculating on the future direction of the overall NASDAQ-100 Index or of any of the companies included in it. Leveraged investment techniques (investing borrowed money) give the Fund approximately 125% exposure to the Index every day.

The Fund benefited from a favorable market environment in November and December 2004, helped by its inherent leveraged exposure. During these months gains were led by the diversified consumer services, hotels, and Internet services industries. However, when the NASDAQ-100 Index performed poorly, primarily in January through April 2005, the Fund trailed the Index. The decline was concentrated in the same industries that had led during the rally. The Fund underperformed the NASDAQ-100 because the Index rose rapidly for only a short period compared with a longer period of decline.

19

Your Fund’s Performance

Strategic Partners Capital Growth Fund

Fund objective

The investment objective of the Strategic Partners Capital Growth Fund is to seek capital growth. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75% respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans).

Cumulative Total Returns[1] as of 10/31/05
	One Year	Five Years	Since Inception[2]
Class A3	13.69%	N/A	12.02%
Class B4	12.84	N/A	10.71
Class C	12.87	–7.10%	46.50
Class L3	13.36	–4.77	52.02
Class M4	12.77	–7.22	46.60
Class X	12.88	–7.11	46.40
S&P 500 Index[5]	8.72	–8.38	*
Lipper Large-Cap Growth Funds Avg.[5]	10.06	–29.90	**

Average Annual Total Returns[1] as of 9/30/05
	One Year	Five Years	Since Inception[2]
Class A3	8.26%	N/A	4.84%
Class B4	8.69	N/A	5.46
Class C	12.72	–2.81%	5.56
Class L3	7.70	–3.26	5.38
Class M4	7.70	–3.00	5.72
Class X	7.73	–3.21	5.59
S&P 500 Index[5]	12.25	–1.49	*
Lipper Large-Cap Growth Funds Avg.[5]	12.55	–7.83	**

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total return performance quoted. Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75% respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Class M shares are also closed to most new purchases (with the exception of reinvested dividends). Class L, Class M, and Class X shares are only exchangeable with Class L, Class M, and Class X shares, respectively, offered by the other Strategic Partners Funds. Under certain circumstances, Class A and Class L shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6% respectively.

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns do take into account applicable sales charges. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and/or expense reimbursements, the returns for the share classes would have been lower. Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns would have been lower. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1.00%. Class L shares are subject to a 12b-1 fee of 0.50%.

2Inception dates: Class A and Class B, 4/12/04; Class C, Class L, Class M, and Class X, 8/19/98.

3Prior to April 12, 2004, Class L shares were known as Class A shares. On April 12, 2004, Class A shares were redesignated as Class L shares and a new Class A was opened.

4Prior to April 12, 2004, Class M shares were known as Class B shares. On April 12, 2004, Class B shares were redesignated as Class M shares and a new Class B was opened.

20

5See page 1 for a summary of definitions for the Fund’s benchmarks.

*S&P 500 Index Closest Month-End to Inception cumulative total returns as of 10/31/05 are 10.17% for Class A and Class B; and 40.52% for Class C, Class L, Class M, and Class X. S&P 500 Index Closest Month-End to Inception average annual total returns as of 9/30/05 are 7.88% for Class A and Class B; and 5.17% for Class C, Class L, Class M, and Class X.

**Lipper Large-Cap Growth Funds Average Closest Month-End to Inception cumulative total returns as of 10/31/05 are 7.84% for Class A and Class B; and 27.23% for Class C, Class L, Class M, and Class X. Lipper Large-Cap Growth Funds Average Closest Month-End to Inception average annual total returns as of 9/30/05 are 5.70% for Class A and Class B; and 3.29% for Class C, Class L, Class M, and Class X.

Five Largest Holdings expressed as a percentage of net assets as of 10/31/05
UnitedHealth Group, Inc., Healthcare Services	8.7%
Genentech, Inc., Pharmaceuticals	7.9
Procter & Gamble Co., Consumer Products & Services	4.6
FedEx Corp., Transportation	4.2
Lowe’s Cos., Inc., Retail & Merchandising	4.1

Holdings reflect only long-term investments and are subject to change.

Fund Manager’s Report

For the fiscal year ended October 31, 2005, the Strategic Partners Capital Growth Fund was subadvised by Marsico Capital Management, LLC. Its Class A shares had a total return of 13.69%, significantly above the returns of 8.72% for the S&P 500 Index and 8.81% for the Russell 1000 Growth Index. It also outperformed the Lipper Large-Cap Growth Fund Average (+10.06%).

The Fund’s strong performance relative to the style-appropriate Russell 1000 Growth Index was primarily attributable to its selection of stocks within sectors and to its relative weightings of sectors as compared with the Index. It benefited somewhat less from certain momentum characteristics, which paid off during the current reporting period. In particular, the Fund’s holdings had, on average, greater strength in underlying business fundamentals than average for the Russell 1000 Growth Index. Their share prices also had more upward momentum. Such stocks had better-than-average returns.

Two of the Fund’s largest positions, Genentech and UnitedHealth Group, both in the health care sector, were among the largest contributors to its relative return. Genentech, a biotechnology firm, benefited from several unexpected positive developments with regard to its cancer treatments, which drove its share price up.

The Fund benefited from emphases on the medical services, construction & real property, and biotechnology industries, as well as from de-emphases on the semiconductors, computer hardware, and media industries. These advantages were partially offset by its underprepresentation in the very strong energy sector. Its subadviser, Marsico Capital Management, places a heavy emphasis on its individual stock selection and felt that it could add more value in sectors that were currently less popular and less expensive. This turned out to be the case.

21

Your Fund’s Performance

Strategic Partners Concentrated Growth Fund

Fund objective

The investment objective of the Strategic Partners Concentrated Growth Fund is to seek growth of capital. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75% respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans).

Cumulative Total Returns[1] as of 10/31/05
	One Year	Five Years	Since Inception[2]
Class A3	4.91%	N/A	1.03%
Class B4	4.14	N/A	–0.40
Class C	4.15	–50.05%	0.48
Class L3	4.66	–48.73	4.86
Class M4	4.14	–50.00	0.78
Class X	4.13	–50.02	0.88
S&P 500 Index[5]	8.72	–8.38	*
Lipper Large-Cap Growth Funds Avg.[5]	10.06	–29.90	**

Average Annual Total Returns[1] as of 9/30/05
	One Year	Five Years	Since Inception[2]
Class A3	3.31%	N/A	–2.39%
Class B4	3.53	N/A	–2.19
Class C	7.55	–13.57%	0.20
Class L3	2.78	–14.15	0.09
Class M4	2.52	–13.90	0.24
Class X	2.51	–14.09	0.25
S&P 500 Index[5]	12.25	–1.49	*
Lipper Large-Cap Growth Funds Avg.[5]	12.55	–7.83	**

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total return performance quoted. Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75% respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Class M shares are also closed to most new purchases (with the exception of reinvested dividends). Class L, Class M, and Class X shares are only exchangeable with Class L, Class M, and Class X shares, respectively, offered by the other Strategic Partners Funds. Under certain circumstances, Class A and Class L shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6% respectively.

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns do take into account applicable sales charges. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and/or expense reimbursements, the returns for the share classes would have been lower. Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns would have been lower. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1.00%. Class L shares are subject to a 12b-1 fee of 0.50%.

2Inception dates: Class A and Class B, 4/12/04; Class C, Class L, Class M, and Class X, 7/28/97.

3Prior to April 12, 2004, Class L shares were known as Class A shares. On April 12, 2004, Class A shares were redesignated as Class L shares and a new Class A was opened.

4Prior to April 12, 2004, Class M shares were known as Class B shares. On April 12, 2004, Class B shares were redesignated as Class M shares and a new Class B was opened.

22

5See page 1 for a summary of definitions for the Fund’s benchmarks.

*S&P 500 Index Closest Month-End to inception cumulative total returns as of 10/31/05 are 10.17% for Class A and Class B; and 43.43% for Class C, Class L, Class M, and Class X. S&P 500 Index Closest Month-End to Inception average annual total returns as of 9/30/05 are 7.88% for Class A and Class B; and 4.73% for Class C, Class L, Class M, and Class X.

**Lipper Large-Cap Growth Funds Average Closest Month-End to Inception cumulative total returns as of 10/31/05 are 7.84% for Class A and Class B; and 25.36% for Class C, Class L, Class M, and Class X. Lipper Large-Cap Growth Funds Average Closest Month-End to Inception average annual total returns as of 9/30/05 are 5.70% for Class A and Class B; and 2.71% for Class C, Class L, Class M, and Class X.

Five Largest Holdings expressed as a percentage of net assets as of 10/31/05
Freddie Mac, Financials	7.2%
McGraw-Hill Cos., Inc., Commercial Services	6.1
Schlumberger Ltd., Networking/Telecom Equipment	5.5
First Data Corp., Computer Services & Software	5.4
Microsoft Corp., Computer Services & Software	5.2

Holdings reflect only long-term investments and are subject to change.

Fund Manager’s Report

For the fiscal year ended October 31, 2005, the Strategic Partners Concentrated Growth Fund was subadvised by Goldman Sachs Asset Management, L.P. Its Class A shares had a total return of 4.91% compared with returns of 8.72% for the S&P 500 Index and 8.81% for the Russell 1000 Growth Index. It trailed the Lipper Large-Cap Growth Funds Average (+10.06%).

The Fund’s underperformance of the Russell 1000 Growth Index was largely due to its significant overweight in the consumer services sector, primarily in media stocks. The Fund’s concentrated style (approximately 30 to 45 stocks) leads to heavy commitments, and its investment style has tended in recent years to favor media and leisure stocks because of their attractive growth, free cash flow, and valuation trends. During this reporting period, however, these industries were among the market’s poorest performers.

Independent of industry focuses, stock selection did not add significant value as the contributions of overperformers were almost offset by underperformers. The Fund had attractive gains on positions in companies such as Pepsico and McGrawHill Publishing, but losses on positions in Cendant and Viacom.

However, several of the portfolio’s aggregate risk characteristics helped improve the Fund’s performance. For example, the manager added technology stocks throughout 2005. The technology sector tends to move with the overall market, but with a larger swing. By the time of the sharp market upswing in May through August, the additional technology exposure had made the overall Fund more sensitive to broad market movements than its benchmark. This benefited its return. Likewise, less overall exposure to stocks with higher-than-average dividend yields and greater exposure to stocks with conservative valuations (share prices in comparison to measures of enterprise value such as earnings and net assets) proved beneficial. These latter characteristics are typical of the manager’s long-term investment style.

23

Your Fund’s Performance

Strategic Partners Core Value Fund

Fund objective

The investment objective of the Strategic Partners Core Value Fund is to seek long-term capital growth. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75% respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans).

Cumulative Total Returns[1] as of 10/31/05
	One Year	Since Inception[2]
Class A3	9.09%	10.44%
Class B4	8.28	9.18
Class C	8.25	33.03
Class L3	8.74	36.10
Class M4	8.31	33.12
Class X	8.33	33.13
S&P 500 Index[5]	8.72	*
Lipper Multi-Cap Value Funds Avg.[5]	11.02	**

Average Annual Total Returns[1] as of 9/30/05
	One Year	Since Inception[2]
Class A3	7.49%	4.81%
Class B4	7.88	5.52
Class C	11.76	6.82
Class L3	6.72	6.20
Class M4	6.74	6.72
Class X	6.84	6.55
S&P 500 Index[5]	12.25	*
Lipper Multi-Cap Value Funds Avg.[5]	15.12	**

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total return performance quoted. Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75% respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Class M shares are also closed to most new purchases (with the exception of reinvested dividends). Class L, Class M, and Class X shares are only exchangeable with Class L, Class M, and Class X shares, respectively, offered by the other Strategic Partners Funds. Under certain circumstances, Class A and Class L shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6% respectively.

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns do take into account applicable sales charges. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and/or expense reimbursements, the returns for the share classes would have been lower. Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns would have been lower. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1.00%. Class L shares are subject to a 12b-1 fee of 0.50%.

2Inception dates: Class A and Class B, 4/12/04; Class C, Class L, Class M, and Class X, 3/1/01.

3Prior to April 12, 2004, Class L shares were known as Class A shares. On April 12, 2004, Class A shares were redesignated as Class L shares and a new Class A was opened.

4Prior to April 12, 2004, Class M shares were known as Class B shares. On April 12, 2004, Class B shares were redesignated as Class M shares and a new Class B was opened.

24

5See page 1 for a summary of definitions for the Fund’s benchmarks.

*S&P 500 Index Closest Month-End to Inception cumulative total returns as of 10/31/05 are 10.17% for Class A and Class B; and 5.17% for Class C, Class L, Class M, and Class X. S&P 500 Index Closest Month-End to Inception average annual total returns as of 9/30/05 are 7.88% for Class A and Class B; and 1.48% for Class C, Class L, Class M, and Class X.

**Lipper Multi-Cap Value Funds Average Closest Month-End to Inception cumulative total returns as of 10/31/05 are 13.27% for Class A and Class B; and 26.02% for Class C, Class L, Class M, and Class X. Lipper Multi-Cap Value Funds Average Closest Month-End to Inception average annual total returns as of 9/30/05 are 10.41% for Class A and Class B; and 5.58% for Class C, Class L, Class M, and Class X.

Five Largest Holdings expressed as a percentage of net assets as of 10/31/05
Exxon Mobil Corp., Oil & Gas	6.0%
Citigroup, Inc., Financial Services	4.7
Bank of America Corp., Financial Bank & Trust	3.6
ConocoPhillips, Oil & Gas	2.5
Pfizer, Inc., Pharmaceuticals	2.4

Holdings reflect only long-term investments and are subject to change.

Fund Manager’s Report

For the fiscal year ended October 31, 2005, the Strategic Partners Core Value Fund was subadvised by AllianceBernstein. Its Class A shares had a total return of 9.09% compared with 8.72% for the S&P 500 Index and 11.86% for the Russell 1000 Value Index. It trailed the Lipper Multi-Cap Value Fund Average (+11.02%).

This Fund’s investment style avoids large deviations (active positions) from the Russell 1000 Value Index weightings in individual stocks, so its performance is expected to be fairly close to the Index. The intent is that exposures to any risk factor other than the Fund’s value-investing orientation will be small. The active positions are based upon valuations (share prices related to measures of intrinsic value) that use AllianceBernstein’s proprietary forecasts of each company’s future cash flow. Over this reporting period, the Fund’s underperformance was the result of slightly weak stock and sector emphases, particularly in consumer cyclicals, information technology, and financials. The Fund was also hurt by slight overweights compared to the Russell 1000 Value Index in the consumer cyclical and information technology sectors. Stocks in these sectors generally underperformed other sectors.

The Fund’s portfolio was slightly more sensitive, overall, to broad market movements than the Russell 1000 Value Index. When the market climbed steeply in May through July 2005, this risk exposure was particularly beneficial to its return. Several other broad portfolio characteristics also helped its performance, including above-average exposure to stocks with lower price-to-earnings multiples. Such “deep value” stocks continued to perform better than most through much of the reporting period.

25

Your Fund’s Performance

Strategic Partners Large Cap Core Fund

Fund objective

The investment objective of the Strategic Partners Large Cap Core Fund is to outperform the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) through stock selection, resulting in different weightings of common stocks relative to the Index. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75% respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans).

Cumulative Total Returns[1] as of 10/31/05
	One Year	Five Years	Since Inception[2]
Class A3	7.20%	N/A	5.79%
Class B4	6.34	N/A	4.54
Class C	6.47	–9.56%	–7.75
Class L3	6.88	–7.34	–5.12
Class M4	6.35	–9.66	–7.85
Class X	6.24	–9.85	–8.05
S&P 500 Index[5]	8.72	–8.38	*
Lipper Large-Cap Core Funds Avg.[5]	8.35	–13.44	**

Average Annual Total Returns[1] as of 9/30/05
	One Year	Five Years	Since Inception[2]
Class A3	4.19%	N/A	–1.22%
Class B4	4.31	N/A	–1.67
Class C	8.57	–1.73%	–1.05
Class L3	3.65	–2.41	–1.45
Class M4	3.57	–2.12	–1.39
Class X	3.35	–2.37	–1.44
S&P 500 Index[5]	12.25	–1.49	*
Lipper Large-Cap Core Funds Avg.[5]	11.54	–2.87	**

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total return performance quoted. Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75% respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Class M shares are also closed to most new purchases (with the exception of reinvested dividends). Class L, Class M, and Class X shares are only exchangeable with Class L, Class M, and Class X shares, respectively, offered by the other Strategic Partners Funds. Under certain circumstances, Class A and Class L shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6% respectively.

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns do take into account applicable sales charges. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and/or expense reimbursements, the returns for the share classes would have been lower. Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns would have been lower. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1.00%. Class L shares are subject to a 12b-1 fee of 0.50%.

2Inception dates: Class A and Class B, 4/12/04; Class C, Class L, Class M, and Class X, 11/1/99.

3Prior to April 12, 2004, Class L shares were known as Class A shares. On April 12, 2004, Class A shares were redesignated as Class L shares and a new Class A was opened.

4Prior to April 12, 2004, Class M shares were known as Class B shares. On April 12, 2004, Class B shares were redesignated as Class M shares and a new Class B was opened.

26

5See page 1 for a summary of definitions for the Fund’s benchmarks.

*S&P 500 Index Closest Month-End to Inception cumulative total returns as of 10/31/05 are 10.17% for Class A and Class B; and –2.81% for Class C, Class L, Class M, and Class X. S&P 500 Index Closest Month-End to Inception average annual total returns as of 9/30/05 are 7.88% for Class A and Class B; and –0.20% for Class C, Class L, Class M, and Class X.

**Lipper Large-Cap Core Funds Average Closest Month-End to Inception cumulative total returns as of 10/31/05 are 7.67% for Class A and Class B; and –4.75% for Class C, Class L, Class M, and Class X. Lipper Large-Cap Core Funds Average Closest Month-End to Inception average annual total returns as of 9/30/05 are 6.14% for Class A and Class B; and –0.75% for Class C, Class L, Class M, and Class X.

Five Largest Holdings expressed as a percentage of net assets as of 10/31/05
General Electric Co., Conglomerates	4.2%
Citigroup, Inc., Financial Services	3.1
Exxon Mobil Corp., Oil & Gas	3.0
Microsoft Corp., Computer Services & Software	2.6
American International Group, Inc., Insurance	2.5

Holdings reflect only long-term investments and are subject to change.

Fund Manager’s Report

For the fiscal year ended October 31, 2005, the Strategic Partners Large-Cap Core Fund was subadvised by AllianceBernstein. Its Class A shares had a total return of 7.20%, compared with 8.72% for the S&P 500 Index. It trailed the Lipper Large-Cap Core Funds Average (+8.35%).

This Fund’s enhanced-index investment style avoids large deviations in stock and sector positions from the S&P 500 Index weightings. Its performance is expected to be fairly close to the S&P 500 and not be driven by any single risk factor. Its small deviations from the S&P 500 weights (active positions) are determined by a quantitative investment model. These active positions reduced the Fund’s relative performance. Several positions in individual stocks and modest overweights in the technology, consumer cyclical, and health-care sectors had negative impacts. These detractions were partially offset by the positive impacts of a slight overweight in financials and underexposures in the consumer services and healthcare sectors.

Characteristics of the overall portfolio had slight impact. Gains from emphases that were rewarded by the market, such as stocks that had greater earnings and price momentum or lower dividend yields than the S&P 500 Index average, were mostly offset by emphases that were out of favor for much of the reporting period. These included relatively high valuations (share prices as related to measures of inherent value), including higher ratios of share price-to-book value and to sales. Such relatively high valuations tend to characterize growth stocks.

27

Your Fund’s Performance

Strategic Partners Equity Income Fund

Fund objective

The investment objective of the Strategic Partners Equity Income Fund is long-term growth of capital and income while attempting to avoid excessive fluctuations in market value. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75% respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans).

Cumulative Total Returns[1] as of 10/31/05
	One Year	Five Years	Since Inception[2]
Class A3	8.72%	N/A	7.07%
Class B4	7.77	N/A	5.59
Class C	7.70	6.29%	45.39
Class L3	8.19	8.95	50.98
Class M4	7.77	6.36	45.71
Class X	7.70	6.36	45.39
S&P 500 Index[5]	8.72	–8.38	*
Lipper Large-Cap Core Funds Avg.[5]	8.35	–13.44	**

Average Annual Total Returns[1] as of 9/30/05
	One Year	Five Years	Since Inception[2]
Class A3	4.58%	N/A	1.33%
Class B4	4.92	N/A	1.81
Class C	8.85	1.76%	4.96
Class L3	4.13	1.26	4.80
Class M4	3.92	1.60	5.12
Class X	3.86	1.40	5.00
S&P 500 Index[5]	12.25	–1.49	*
Lipper Large-Cap Core Funds Avg.[5]	11.54	–2.87	**

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total return performance quoted. Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75% respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Class M shares are also closed to most new purchases (with the exception of reinvested dividends). Class L, Class M, and Class X shares are only exchangeable with Class L, Class M, and Class X shares, respectively, offered by the other Strategic Partners Funds. Under certain circumstances, Class A and Class L shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6% respectively.

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns do take into account applicable sales charges. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and/or expense reimbursements, the returns for the share classes would have been lower. Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns would have been lower. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1.00%. Class L shares are subject to a 12b-1 fee of 0.50%.

2Inception dates: Class A and Class B, 4/12/04; Class C, Class L, Class M, and Class X, 12/31/97.

3Prior to April 12, 2004, Class L shares were known as Class A shares. On April 12, 2004, Class A shares were redesignated as Class L shares and a new Class A was opened.

4Prior to April 12, 2004, Class M shares were known as Class B shares. On April 12, 2004, Class B shares were redesignated as Class M shares and a new Class B was opened.

28

5See page 1 for a summary of definitions for the Fund’s benchmarks.

*S&P 500 Index Closest Month-End to Inception cumulative total returns as of 10/31/05 are 10.17% for Class A and Class B; and 40.03% for Class C, Class L, Class M, and Class X. S&P 500 Index Closest Month-End to Inception average annual total returns as of 9/30/05 are 7.88% for Class A and Class B; and 4.67% for Class C, Class L, Class M, and Class X.

**Lipper Large-Cap Core Funds Average Closest Month-End to Inception cumulative total returns as of 10/31/05 are 7.67% for Class A and Class B; and 29.61% for Class C, Class L, Class M, and Class X. Lipper Large-Cap Core Funds Average Closest Month-End to Inception average annual total returns as of 9/30/05 are 6.14% for Class A and Class B; and 3.44% for Class C, Class L, Class M, and Class X.

Five Largest Holdings expressed as a percentage of net assets as of 10/31/05
General Electric Co., Utilities	3.5%
JP Morgan Chase & Co., Financial Services	3.4
American International Group, Inc., Insurance	3.2
Microsoft Corp., Computer Services & Software	2.8
Exxon Mobile Corp., Oil & Gas	2.6

Holdings reflect only long-term investments and are subject to change.

Fund Manager’s Report

For the fiscal year ended October 31, 2005, the Strategic Partners Equity Income Fund was managed by AllianceBernstein. Its Class A shares had a total return of 8.72% compared with 8.72% for the S&P 500 Index and 11.86% for the Russell 1000 Value Index. It was basically in line with the Lipper Large-Cap Core Funds Average (+8.35%).

The Fund’s underperformance of the style-appropriate Russell 1000 Value Index was driven by a number of portfolio deviations from the Index in style, risk exposures, and sectors, in addition to the selection of individual stocks. The relative value style of its manager typically results in a portfolio that is less extreme than the Index on measures of value such as price-to-cash flow and price-to-book value. These value factors generally were associated with higher returns during this reporting period, so the Fund’s performance relative to the Index was weak. In addition, AllianceBernstein’s investment process focuses on stocks of companies with very large market capitalizations (“megacaps”). Somewhat unexpectedly, megacaps substantially underperformed the rest of the market. AllianceBernstein also consistently focuses on high-quality stocks—those with relatively low debt/capital ratios. This style characteristic was not favored. Together, these portfolio characteristics explain much of the year’s underperformance.

The Fund’s sector positioning detracted from its relative performance. AllianceBernstein typically is overweight in the healthcare, consumer staples, and information technology sectors, and underweight in more traditional value sectors such as utilities, energy, and materials compared with the Russell 1000 Value Index. Over this reporting period, however, the latter sectors drove the market return.

In addition, a number of individual positions in the financials, information technology, and consumer services sectors pulled down the Fund’s relative performance.

29

Your Fund’s Performance

Strategic Partners Balanced Fund

Fund objective

The investment objective of the Strategic Partners Balanced Fund is to seek capital growth and current income. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75% respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans).

Cumulative Total Returns[1] as of 10/31/05
	One Year	Five Years	Since Inception[2]
Class A3	6.32%	N/A	47.95%
Class B4	5.53	N/A	41.33
Class C	5.45	4.88%	41.22
Class L3	5.95	7.53	47.36
Class M4	5.53	4.96	41.33
Class X	5.53	4.96	41.21
Blended Index[5]	5.61	9.82	*
Lipper Balanced Funds Avg.[5]	6.81	10.11	**

Average Annual Total Returns[1] as of 9/30/05
	One Year	Five Years	Since Inception[2]
Class A3	3.71%	N/A	4.49%
Class B4	3.95	N/A	4.64
Class C	7.96	1.15%	4.63
Class L3	3.19	0.47	4.51
Class M4	2.87	0.77	4.63
Class X	2.88	0.57	4.62
Blended Index[5]	8.41	2.17	*
Lipper Balanced Funds Avg.[5]	9.78	2.05	**

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total return performance quoted. Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75% respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Class M shares are also closed to most new purchases (with the exception of reinvested dividends). Class L, Class M, and Class X shares are only exchangeable with Class L, Class M, and Class X shares, respectively, offered by the other Strategic Partners Funds. Under certain circumstances, Class A and Class L shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6% respectively.

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns do take into account applicable sales charges. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and/or expense reimbursements, the returns for the share classes would have been lower. Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns would have been lower. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1.00%. Class L shares are subject to a 12b-1 fee of 0.50%.

2Inception dates: Class A and Class B, 4/12/04; Class C, Class L, Class M, and Class X, 7/28/97.

3Prior to April 12, 2004, Class L shares were known as Class A shares. On April 12, 2004, Class A shares were redesignated as Class L shares and a new Class A was opened.

4Prior to April 12, 2004, Class M shares were known as Class B shares. On April 12, 2004, Class B shares were redesignated as Class M shares and a new Class B was opened.

30

5See page 1 for a summary of definitions for the Fund’s benchmarks.

*Blended Index Closest Month-End to Inception cumulative total returns as of 10/31/05 are 6.99% for Class A and Class B; and 56.23% for Class C, Class L, Class M, and Class X. Blended Index Closest Month-End to Inception average annual total returns as of 9/30/05 are 5.56% for Class A and Class B; and 5.79% for Class C, Class L, Class M, and Class X.

**Lipper Balanced Funds Average Closest Month-End to Inception cumulative total returns as of 10/31/05 are 7.34% for Class A and Class B; and 47.09% for Class C, Class L, Class M, and Class X. Lipper Balanced Funds Average Closest Month-End to Inception average annual total returns as of 9/30/05 are 5.93% for Class A and Class B; and 4.91% for Class C, Class L, Class M, and Class X.

Five Largest Holdings expressed as a percentage of net assets as of 10/31/05
Exxon Mobil Corp, Oil & Gas	2.5%
Federal National Mortgage Assoc. 6.00%, TBA, U.S. Government Agency	1.9
Johnson & Johnson, Consumer Products & Services	1.6
Intel Corp., Semiconductors	1.6
Ford Credit Floorplan Master Owner Trust, 4.01%, 7/15/09, Asset-Backed Securities	1.5

Holdings reflect only long-term investments and are subject to change.

Fund Manager’s Report

For the fiscal year ended October 31, 2005, the Strategic Partners Balanced Fund was managed by American Century Investment Management, Inc. Its Class A shares had a total return of 6.32% compared with the 5.61% return of the Fund’s blended benchmark, made up of 60% stocks (S&P 500 Index, which gained 8.72%) and 40% bonds (Lehman Brothers Government Credit Index, which advanced 0.83%). The Fund slightly trailed the Lipper Balanced Funds Average (+6.81%). Both the Fund’s stock and bond holdings outperformed their respective asset class benchmarks.

The Fund’s stock portfolio is managed with a valuation-sensitive quantitative stock selection strategy. Deviations from the sector weightings of the S&P 500 Index are controlled, but individual stock positions may vary from the Index weightings. Not only did the value-style bias help during this reporting period, but it characteristically tends to produce an emphasis on smaller companies relative to the S&P 500 Index, which also aided the Fund’s return. It had less exposure than the Index to stocks of companies with higher dividend yields, which proved to be beneficial. The Fund’s holdings outperformed corresponding Index sectors in the healthcare, industrials, and utilities sectors. The good performance in the industrials sector was primarily due to positions in the aerospace and defense and building products industries. These advantages more than offset the negative impact of overweights compared with the Index in the poorer performing consumer discretionary and materials sectors.

The Fund’s bond holdings benefited from sector deviations from the Lehman Brothers Government Credit Index weightings—it favored asset-backed securities, collateralized mortgage obligations, and commercial mortgage-backed securities and underrepresented corporate and Treasury bonds. Overall, the portfolio had a slightly lower duration than the Index and an emphasis on lower credit quality securities. These exposures also contributed to its performance

31

Your Fund’s Performance

Strategic Partners High Yield Bond Fund

Fund objective

The investment objective of the Strategic Partners High Yield Bond Fund is to seek a high level of current income and may also consider the potential for capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 4.50% and 4.25% respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans).

Cumulative Total Returns[1] as of 10/31/05
	One Year	Five Years	Since Inception[2]
Class A3	1.48%	N/A	7.81%
Class B4	0.86	N/A	6.73
Class C	0.72	29.63%	32.36
Class L3	1.37	33.07	38.12
Class M4	0.85	29.62	32.41
Class X	0.85	29.79	32.49
ML High Yield Master II Index[5]	3.92	45.12	*
Lehman Brothers U.S. Corporate High Yield Index	4.08	47.57	**
Lipper High Current Yield Funds Avg.[5]	3.25	36.23	***

Average Annual Total Returns[1] as of 9/30/05
	One Year	Five Years	Since Inception[2]
Class A3	–0.13%	N/A	2.80%
Class B4	–1.06	N/A	2.79
Class C	2.69	4.59%	3.52
Class L3	–0.12	4.44	3.64
Class M4	–2.03	4.50	3.65
Class X	–2.03	4.39	3.66
ML High Yield Master II Index[5]	6.70	7.19	*
Lehman Brothers U.S. Corporate High Yield Index	6.71	7.54	**
Lipper High Current Yield Funds Avg.[5]	6.06	5.80	***

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total return performance quoted. Class A and Class L shares are subject to a maximum front-end sales charge of 4.50% and 4.25% respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Class M shares are also closed to most new purchases (with the exception of reinvested dividends). Class L, Class M, and Class X shares are only exchangeable with Class L, Class M, and Class X shares, respectively, offered by the other Strategic Partners Funds. Under certain circumstances, Class A and Class L shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6% respectively.

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns do take into account applicable sales charges. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and expense reimbursements, the returns for the share classes would have been lower. Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns would have been lower. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1.00%. Class L shares are subject to a 12b-1 fee of 0.50%.

2Inception dates: Class A and Class B, 4/12/04; Class C, Class L, Class M, and Class X, 7/28/97.

3Prior to April 12, 2004, Class L shares were known as Class A shares. On April 12, 2004, Class A shares were redesignated as Class L shares and a new Class A was opened.

4Prior to April 12, 2004, Class M shares were known as Class B shares. On April 12, 2004, Class B shares were redesignated as Class M shares and a new Class B was opened.

32

5See page 1 for a summary of definitions for the Fund’s benchmarks.

*ML High Yield Master II Index Closest Month-End to Inception cumulative total returns as of 10/31/05 are 9.93% for Class A and Class B; and 53.87% for Class C, Class L, Class M, and Class X. ML High Yield Master II Index Closest Month-End to Inception average annual total returns as of 9/30/05 are 7.04% for Class A and Class B; and 5.51% for Class C, Class L, Class M, and Class X.

**Lehman Brothers U.S. Corporate High Yield Index Closest Month-End to Inception cumulative total returns as of 10/31/05 are 10.03% for Class A and Class B; and 53.52% for Class C, Class L, Class M, and Class X. Lehman Brothers U.S. Corporate High Yield Index Closest Month-End to Inception average annual total returns as of 9/30/05 are 7.08% for Class A and Class B; and 5.48% for Class C, Class L, Class M, and Class X.

***Lipper High Current Yield Funds Average Closest Month-End to Inception cumulative total returns as of 10/31/05 are 8.70% for Class A and Class B; and 36.46% for Class C, Class L, Class M, and Class X. Lipper High Current Yield Funds Average Closest Month-End to Inception average annual total returns as of 9/30/05 are 6.37% for Class A and Class B; and 3.83% for Class C, Class L, Class M, and Class X.

Five Largest Issues expressed as a percentage of net assets as of 10/31/05
Mandalay Resort Group 10.25% 08/01/07, Gaming	0.5%
MGM Grand, Inc. 8.375% 02/01/11, Gaming	0.5
Ray Acquisition SCA 9.375% 03/16/15, Services Cyclical—Distribution Logistics	0.4
Graham Packaging Co. 9.875% 10/15/14, Packaging	0.4
Grohe Holding GMBH 8.625% 10/01/14, Building Materials	0.4

Issues are subject to change.

Fund Manager’s Report

For the fiscal year ended October 31, 2005, the Strategic Partners High Yield Bond Fund was subadvised by Goldman Sachs Asset Management, LP. Its Class A shares had a total return of 1.48 % compared with 3.92% for the Merrill Lynch High Yield Master II Index (the Index) and 4.08% for the Lehman Brothers U.S. Corporate High Yield Index. It trailed the Lipper High Current Yield Funds Average (+3.25%).

The 12-month reporting period was characterized by volatile conditions in the high yield market. At times the market rallied impressively, reflecting its low default rate and the generally favorable credit fundamentals of many high yield issuers due to solid earnings and healthy balance sheets awash in liquidity. At other times the market sold off sharply, reflecting ongoing problems in the U.S. automotive and airline industries and concern about the negative impact of higher energy prices on the economy. In the auto industry, General Motors (GM) and Ford Motor faced heavy competition from overseas rivals, as well as the high costs of their respective healthcare and pension obligations. Bonds of both were downgraded to high yield status by some major credit-rating agencies. Troubles at GM and Ford hurt auto parts manufacturers, some of which sought bankruptcy protection. There were also credit blowups in the airline industry as rising jet fuel prices contributed to the bankruptcies of Delta and Northwest Airlines in September. Prices of oil, gasoline, natural gas, electricity, and chemicals, which were already high, climbed further amid supply disruptions caused by hurricanes that hit the Gulf Coast in late August and September.

In this challenging investment environment, the Fund trailed the Index for its fiscal year due to individual security and industry selection across a variety of sectors. For example, gains from favorable debt security selection in the automotive, media, and technology industries were largely offset by negative debt security selection in the packaging, conglomerates, finance, and cellular telecommunications industries. Similarly, gains from relative sector positioning versus the Index, such as the Fund’s overweight exposure to the food/beverage, consumer products, and building materials sectors were offset by losses from allocations to the transportation, non-cellular telecommunications, and environmental industries.

33

Your Fund’s Performance

Strategic Partners Money Market Fund

Fund objective

The investment objectives of the Strategic Partners Money Market Fund are to seek high current income and maintain high levels of liquidity. There can be no assurance that the Fund will achieve its investment objectives.

Yields will fluctuate from time to time, and past performance does not guarantee future results. Current performance may be lower or higher than the performance data quoted. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

Fund Facts as of 10/31/05*
	One-Year Total Return	7-Day Current Yield	Net Asset Value (NAV)	Weighted Avg. Maturity (WAM)		Net Assets (Millions)
Class A	N/A	2.53%	$1.00	52	Days	$33	***
Class C	0.92%	1.78	1.00	52		12
Class D	1.42	2.28	1.00	52		13
Class L	1.42	2.28	1.00	52		21
Class M	0.92	1.78	1.00	52		61
Class X	0.92	1.78	1.00	52		14
Lipper Money Market Instrument Funds Avg.[1]	2.02	N/A	N/A	N/A		N/A

Source: Prudential Investments LLC and Lipper Inc. The one-year total return in the table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

1See page 1 for a summary of definitions for the Fund’s benchmark.

*Class D and Class L shares are subject to a distribution and service (12b-1) fee of 0.50%. Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1%.

***(Thousands)

Fund Manager’s Report

For the fiscal year ended October 31, 2005, the Strategic Partners Money Market Fund Class L shares returned 1.42% compared with a return of 2.02% for the Lipper Money Market Instrument Funds Average. From November 1, 2004, through August 5, 2005, the Fund was managed by Wells Capital Management, Inc., which was replaced by Prudential Fixed Income.

For the first nine months of the Fund’s fiscal year, yields on money market securities rose progressively higher. This trend reflected decisions by the Federal Reserve (the Fed), which repeatedly increased short-term interest rates in quarter-percentage-point increments. It worked to gradually remove the excess monetary stimulus from the U.S. economy. One type of investment that performed well was short-term adjustable-rate debt securities because their interest rates reset periodically based on formulas tied to the federal funds rate on overnight loans between banks or some other benchmark rate. The Fund had a meaningful exposure to these securities. The Fund’s limited exposure to asset-backed commercial paper and its large amount of net redemptions hindered its relative performance during the first nine months of the reporting period. The need to satisfy shareholder redemptions sometimes hindered the investment adviser’s ability to reinvest proceeds from maturing securities into higher yielding securities.

For the last three months of the Fund’s fiscal year, the trend toward higher money market yields persisted as Fed policymakers continued to raise short-term rates. (Since the Fed’s latest rate hike campaign began in June 2004, the target for the federal funds rate has been increased a total of 12 times, from 1.00% to 4.00% as of November 1, 2005.) Generally, the Fund invested in money market securities that matured around the time of the next regularly scheduled Fed meeting, which allowed the investment adviser to reinvest their proceeds in higher-yielding short-term securities. During the time that Prudential Fixed Income managed the Fund, its holdings of variable-rate securities increased, specifically those with coupons that readjusted to either the one- or three-month London interbank offered rate.

34

Fees and Expenses (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2005, at the beginning of the period, and held through the six-month period ended October 31, 2005.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden or Strategic Partners Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

35

Fees and Expenses (continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Strategic Partners International Growth Fund		Beginning Account Value May 1, 2005	Ending Account Value October 31, 2005	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,100.62	1.85%	$9.80
	Hypothetical	$1,000.00	$1,015.88	1.85%	$9.40

Class B	Actual	$1,000.00	$1,096.49	2.60%	$13.74
	Hypothetical	$1,000.00	$1,012.10	2.60%	$13.19

Class C	Actual	$1,000.00	$1,096.28	2.60%	$13.74
	Hypothetical	$1,000.00	$1,012.10	2.60%	$13.19

Class L	Actual	$1,000.00	$1,099.91	2.10%	$11.12
	Hypothetical	$1,000.00	$1,014.62	2.10%	$10.66

Class M	Actual	$1,000.00	$1,096.49	2.60%	$13.74
	Hypothetical	$1,000.00	$1,012.10	2.60%	$13.19

Class X	Actual	$1,000.00	$1,097.39	2.60%	$13.75
	Hypothetical	$1,000.00	$1,012.10	2.60%	$13.19

Strategic Partners Small Cap Growth Fund		Beginning Account Value May 1, 2005	Ending Account Value October 31, 2005	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,068.81	1.61%	$8.40
	Hypothetical	$1,000.00	$1,017.09	1.61%	$8.19

Class B	Actual	$1,000.00	$1,063.22	2.36%	$12.27
	Hypothetical	$1,000.00	$1,013.31	2.36%	$11.98

Class C	Actual	$1,000.00	$1,064.88	2.36%	$12.28
	Hypothetical	$1,000.00	$1,013.31	2.36%	$11.98

Class L	Actual	$1,000.00	$1,067.20	1.86%	$9.69
	Hypothetical	$1,000.00	$1,015.83	1.86%	$9.45

Class M	Actual	$1,000.00	$1,064.88	2.36%	$12.28
	Hypothetical	$1,000.00	$1,013.31	2.36%	$11.98

Class X	Actual	$1,000.00	$1,064.12	2.36%	$12.28
	Hypothetical	$1,000.00	$1,013.31	2.36%	$11.98

36

Strategic Partners Mid Cap Growth Fund		Beginning Account Value May 1, 2005	Ending Account Value October 31, 2005	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,079.30	1.65%	$8.65
	Hypothetical	$1,000.00	$1,016.89	1.65%	$8.39

Class B	Actual	$1,000.00	$1,076.42	2.40%	$12.56
	Hypothetical	$1,000.00	$1,013.11	2.40%	$12.18

Class C	Actual	$1,000.00	$1,076.68	2.40%	$12.56
	Hypothetical	$1,000.00	$1,013.11	2.40%	$12.18

Class L	Actual	$1,000.00	$1,079.80	1.90%	$9.96
	Hypothetical	$1,000.00	$1,015.63	1.90%	$9.65

Class M	Actual	$1,000.00	$1,076.62	2.40%	$12.56
	Hypothetical	$1,000.00	$1,013.11	2.40%	$12.18

Class X	Actual	$1,000.00	$1,076.68	2.40%	$12.56
	Hypothetical	$1,000.00	$1,013.11	2.40%	$12.18

Strategic Partners Mid Cap Value Fund		Beginning Account Value May 1, 2005	Ending Account Value October 31, 2005	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,101.28	1.61%	$8.53
	Hypothetical	$1,000.00	$1,017.09	1.61%	$8.19

Class B	Actual	$1,000.00	$1,097.29	2.36%	$12.48
	Hypothetical	$1,000.00	$1,013.31	2.36%	$11.98

Class C	Actual	$1,000.00	$1,096.89	2.36%	$12.47
	Hypothetical	$1,000.00	$1,013.31	2.36%	$11.98

Class L	Actual	$1,000.00	$1,100.22	1.86%	$9.85
	Hypothetical	$1,000.00	$1,015.83	1.86%	$9.45

Class M	Actual	$1,000.00	$1,096.89	2.36%	$12.47
	Hypothetical	$1,000.00	$1,013.31	2.36%	$11.98

Class X	Actual	$1,000.00	$1,096.59	2.36%	$12.47
	Hypothetical	$1,000.00	$1,013.31	2.36%	$11.98

37

Fees and Expenses (continued)

Strategic Partners Technology Fund		Beginning Account Value May 1, 2005	Ending Account Value October 31, 2005	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,086.30	1.65%	$8.68
	Hypothetical	$1,000.00	$1,016.89	1.65%	$8.39

Class B	Actual	$1,000.00	$1,081.31	2.40%	$12.59
	Hypothetical	$1,000.00	$1,013.11	2.40%	$12.18

Class C	Actual	$1,000.00	$1,084.99	2.40%	$12.61
	Hypothetical	$1,000.00	$1,013.11	2.40%	$12.18

Class L	Actual	$1,000.00	$1,086.61	1.90%	$9.99
	Hypothetical	$1,000.00	$1,015.63	1.90%	$9.65

Class M	Actual	$1,000.00	$1,085.40	2.40%	$12.62
	Hypothetical	$1,000.00	$1,013.11	2.40%	$12.18

Class X	Actual	$1,000.00	$1,080.71	2.40%	$12.59
	Hypothetical	$1,000.00	$1,013.11	2.40%	$12.18

Strategic Partners Health Sciences Fund		Beginning Account Value May 1, 2005	Ending Account Value October 31, 2005	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,088.32	1.65%	$8.69
	Hypothetical	$1,000.00	$1,016.89	1.65%	$8.39

Class B	Actual	$1,000.00	$1,083.38	2.40%	$12.60
	Hypothetical	$1,000.00	$1,013.11	2.40%	$12.18

Class C	Actual	$1,000.00	$1,083.28	2.40%	$12.60
	Hypothetical	$1,000.00	$1,013.11	2.40%	$12.18

Class L	Actual	$1,000.00	$1,086.10	1.90%	$9.99
	Hypothetical	$1,000.00	$1,015.63	1.90%	$9.65

Class M	Actual	$1,000.00	$1,084.39	2.40%	$12.61
	Hypothetical	$1,000.00	$1,013.11	2.40%	$12.18

Class X	Actual	$1,000.00	$1,084.19	2.40%	$12.61
	Hypothetical	$1,000.00	$1,013.11	2.40%	$12.18

38

Strategic Partners Managed OTC Fund		Beginning Account Value May 1, 2005	Ending Account Value October 31, 2005	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,129.71	1.50%	$8.05
	Hypothetical	$1,000.00	$1,017.64	1.50%	$7.63

Class B	Actual	$1,000.00	$1,124.52	2.25%	$12.05
	Hypothetical	$1,000.00	$1,013.86	2.25%	$11.42

Class C	Actual	$1,000.00	$1,124.52	2.25%	$12.05
	Hypothetical	$1,000.00	$1,013.86	2.25%	$11.42

Class L	Actual	$1,000.00	$1,126.08	1.75%	$9.38
	Hypothetical	$1,000.00	$1,016.38	1.75%	$8.89

Class M	Actual	$1,000.00	$1,123.91	2.25%	$12.05
	Hypothetical	$1,000.00	$1,013.86	2.25%	$11.42

Class X	Actual	$1,000.00	$1,123.91	2.25%	$12.05
	Hypothetical	$1,000.00	$1,013.86	2.25%	$11.42

Strategic Partners Capital Growth Fund		Beginning Account Value May 1, 2005	Ending Account Value October 31, 2005	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,074.51	1.55%	$8.10
	Hypothetical	$1,000.00	$1,017.39	1.55%	$7.88

Class B	Actual	$1,000.00	$1,070.68	2.30%	$12.00
	Hypothetical	$1,000.00	$1,013.61	2.30%	$11.67

Class C	Actual	$1,000.00	$1,070.88	2.30%	$12.01
	Hypothetical	$1,000.00	$1,013.61	2.30%	$11.67

Class L	Actual	$1,000.00	$1,072.69	1.80%	$9.40
	Hypothetical	$1,000.00	$1,016.13	1.80%	$9.15

Class M	Actual	$1,000.00	$1,070.12	2.30%	$12.00
	Hypothetical	$1,000.00	$1,013.61	2.30%	$11.67

Class X	Actual	$1,000.00	$1,070.98	2.30%	$12.01
	Hypothetical	$1,000.00	$1,013.61	2.30%	$11.67

39

Fees and Expenses (continued)

Strategic Partners Concentrated Growth Fund		Beginning Account Value May 1, 2005	Ending Account Value October 31, 2005	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,076.02	1.50%	$7.85
	Hypothetical	$1,000.00	$1,017.64	1.50%	$7.63

Class B	Actual	$1,000.00	$1,072.49	2.25%	$11.75
	Hypothetical	$1,000.00	$1,013.86	2.25%	$11.42

Class C	Actual	$1,000.00	$1,072.69	2.25%	$11.75
	Hypothetical	$1,000.00	$1,013.86	2.25%	$11.42

Class L	Actual	$1,000.00	$1,074.51	1.75%	$9.15
	Hypothetical	$1,000.00	$1,016.38	1.75%	$8.89

Class M	Actual	$1,000.00	$1,072.39	2.25%	$11.75
	Hypothetical	$1,000.00	$1,013.86	2.25%	$11.42

Class X	Actual	$1,000.00	$1,072.29	2.25%	$11.75
	Hypothetical	$1,000.00	$1,013.86	2.25%	$11.42

Strategic Partners Core Value Fund		Beginning Account Value May 1, 2005	Ending Account Value October 31, 2005	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,044.31	1.45%	$7.47
	Hypothetical	$1,000.00	$1,017.90	1.45%	$7.38

Class B	Actual	$1,000.00	$1,040.38	2.20%	$11.31
	Hypothetical	$1,000.00	$1,014.12	2.20%	$11.17

Class C	Actual	$1,000.00	$1,040.38	2.20%	$11.31
	Hypothetical	$1,000.00	$1,014.12	2.20%	$11.17

Class L	Actual	$1,000.00	$1,042.70	1.70%	$8.75
	Hypothetical	$1,000.00	$1,016.64	1.70%	$8.64

Class M	Actual	$1,000.00	$1,040.38	2.20%	$11.31
	Hypothetical	$1,000.00	$1,014.12	2.20%	$11.17

Class X	Actual	$1,000.00	$1,040.38	2.20%	$11.31
	Hypothetical	$1,000.00	$1,014.12	2.20%	$11.17

40

Strategic Partners Large Cap Core Fund		Beginning Account Value May 1, 2005	Ending Account Value October 31, 2005	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,057.72	1.25%	$6.48
	Hypothetical	$1,000.00	$1,018.90	1.25%	$6.36

Class B	Actual	$1,000.00	$1,053.69	2.00%	$10.35
	Hypothetical	$1,000.00	$1,015.12	2.00%	$10.16

Class C	Actual	$1,000.00	$1,054.90	2.00%	$10.36
	Hypothetical	$1,000.00	$1,015.12	2.00%	$10.16

Class L	Actual	$1,000.00	$1,056.91	1.50%	$7.78
	Hypothetical	$1,000.00	$1,017.64	1.50%	$7.63

Class M	Actual	$1,000.00	$1,053.79	2.00%	$10.35
	Hypothetical	$1,000.00	$1,015.12	2.00%	$10.16

Class X	Actual	$1,000.00	$1,052.68	2.00%	$10.35
	Hypothetical	$1,000.00	$1,015.12	2.00%	$10.16

Strategic Partners Equity Income Fund		Beginning Account Value May 1, 2005	Ending Account Value October 31, 2005	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,037.10	1.41%	$7.24
	Hypothetical	$1,000.00	$1,018.10	1.41%	$7.17

Class B	Actual	$1,000.00	$1,031.91	2.16%	$11.06
	Hypothetical	$1,000.00	$1,014.32	2.16%	$10.97

Class C	Actual	$1,000.00	$1,031.20	2.16%	$11.06
	Hypothetical	$1,000.00	$1,014.32	2.16%	$10.97

Class L	Actual	$1,000.00	$1,033.42	1.66%	$8.51
	Hypothetical	$1,000.00	$1,016.84	1.66%	$8.44

Class M	Actual	$1,000.00	$1,031.91	2.16%	$11.06
	Hypothetical	$1,000.00	$1,014.32	2.16%	$10.97

Class X	Actual	$1,000.00	$1,031.10	2.16%	$11.06
	Hypothetical	$1,000.00	$1,014.32	2.16%	$10.97

41

Fees and Expenses (continued)

Strategic Partners Balanced Fund		Beginning Account Value May 1, 2005	Ending Account Value October 31, 2005	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,032.01	1.40%	$7.17
	Hypothetical	$1,000.00	$1,018.15	1.40%	$7.12

Class B	Actual	$1,000.00	$1,028.18	2.15%	$10.99
	Hypothetical	$1,000.00	$1,014.37	2.15%	$10.92

Class C	Actual	$1,000.00	$1,028.18	2.15%	$10.99
	Hypothetical	$1,000.00	$1,014.37	2.15%	$10.92

Class L	Actual	$1,000.00	$1,029.89	1.65%	$8.44
	Hypothetical	$1,000.00	$1,016.89	1.65%	$8.39

Class M	Actual	$1,000.00	$1,028.18	2.15%	$10.99
	Hypothetical	$1,000.00	$1,014.37	2.15%	$10.92

Class X	Actual	$1,000.00	$1,028.18	2.15%	$10.99
	Hypothetical	$1,000.00	$1,014.37	2.15%	$10.92

Strategic Partners High Yield Bond Fund		Beginning Account Value May 1, 2005	Ending Account Value October 31, 2005	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,024.20	1.25%	$6.38
	Hypothetical	$1,000.00	$1,018.90	1.25%	$6.36

Class B	Actual	$1,000.00	$1,021.68	2.00%	$10.19
	Hypothetical	$1,000.00	$1,015.12	2.00%	$10.16

Class C	Actual	$1,000.00	$1,020.32	2.00%	$10.18
	Hypothetical	$1,000.00	$1,015.12	2.00%	$10.16

Class L	Actual	$1,000.00	$1,024.30	1.50%	$7.65
	Hypothetical	$1,000.00	$1,017.64	1.50%	$7.63

Class M	Actual	$1,000.00	$1,020.32	2.00%	$10.18
	Hypothetical	$1,000.00	$1,015.12	2.00%	$10.16

Class X	Actual	$1,000.00	$1,021.78	2.00%	$10.19
	Hypothetical	$1,000.00	$1,015.12	2.00%	$10.16

42

Strategic Partners Money Market Fund		Beginning Account Value May 1, 2005	Ending Account Value October 31, 2005	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual**	$1,000.00	$1,005.30	1.25%	$2.78
	Hypothetical	$1,000.00	$1,018.90	1.25%	$6.36

Class C	Actual	$1,000.00	$1,007.11	2.00%	$10.12
	Hypothetical	$1,000.00	$1,015.12	2.00%	$10.16

Class D	Actual	$1,000.00	$1,009.58	1.50%	$7.60
	Hypothetical	$1,000.00	$1,017.64	1.50%	$7.63

Class L	Actual	$1,000.00	$1,009.58	1.50%	$7.60
	Hypothetical	$1,000.00	$1,017.64	1.50%	$7.63

Class M	Actual	$1,000.00	$1,007.11	2.00%	$10.12
	Hypothetical	$1,000.00	$1,015.12	2.00%	$10.16

Class X	Actual	$1,000.00	$1,007.11	2.00%	$10.12
	Hypothetical	$1,000.00	$1,015.12	2.00%	$10.16

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2005, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2005 (to reflect the six-month period) with the exception of the Strategic Partners Money Market Class A “Actual” information which reflects the 81 day period ended October 31, 2005 due to its inception date of August 12, 2005.

** Class A shares commenced operations on August 12, 2005.

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44

Strategic Partners International Growth Fund

SCHEDULE OF INVESTMENTS

October 31, 2005

	Shares	Value (Note 2)
Long-Term Investments — 98.3%
Common Stocks — 97.1%
Australia — 3.4%
BHP Billiton Ltd.	176,300	$2,734,510
Macquarie Bank Ltd.	74,549	3,619,873
Sigma Co. Ltd.	28,613	257,327
Toll Holdings Ltd.	180,588	1,692,728

		8,304,438

Austria — 1.9%
Erste Bank der Oesterreichischen Sparkassen AG	47,356	2,463,118
Raiffeisen International Bank Holding AG *	34,700	2,183,279

		4,646,397

Brazil — 0.8%
Petroleo Brasileiro SA	135,100	1,932,486

Canada — 5.4%
Canadian National Railway Co.	78,300	5,668,148
Manulife Financial Corp.	72,100	3,752,423
Research In Motion Ltd. *	44,100	2,711,491
Shoppers Drug Mart Corp.	33,900	1,127,704

		13,259,766

France — 9.6%
Axalto Holding NV *	14,900	405,531
BNP Paribas	78,300	5,935,302
Essilor International SA	27,000	2,223,008
Eurazeo	3,600	349,900
Hermes International	11,630	2,609,192
Iliad SA	10,000	533,311
JC Decaux SA *	26,500	541,808
Sanofi-Aventis	74,627	5,974,381
Technip SA	37,400	2,015,649
Vinci SA	37,900	2,961,470

		23,549,552

Germany — 9.8%
Bijou Brigitte AG	2,900	603,001
Celesio AG	49,600	4,286,449
Continental AG	56,810	4,343,762
E.ON AG *	38,800	3,515,394
Porsche AG	4,650	3,352,039
Qiagen NV *	93,200	1,103,553
SAP AG	40,000	6,840,762

		24,044,960

Greece — 1.8%
Coca-Cola Hellenic Bottling Co. SA	64,800	1,765,981
EFG Eurobank Ergasias SA	40,640	$1,222,497
National Bank of Greece SA *	34,400	1,340,693

		4,329,171

Hong Kong — 2.7%
Esprit Holdings Ltd.	349,700	2,477,405
Li & Fung Ltd.	381,000	817,578
Techtronic Industries Co.	1,378,900	3,393,869

		6,688,852

Hungary — 0.8%
OTP Bank Rt	51,900	1,854,961

India — 1.7%
Bharti Televentures *	203,700	1,460,706
HDFC Bank Ltd.	105,200	1,427,379
Infosys Technologies Ltd.	23,532	1,319,827

		4,207,912

Ireland — 2.0%
Anglo Irish Bank Corp. PLC	179,684	2,441,945
Ryanair Holdings PLC, ADR *	49,900	2,473,543

		4,915,488

Italy — 1.9%
Luxottica Group SpA	131,400	3,179,451
Saipem SpA	105,800	1,513,947

		4,693,398

Japan — 24.5%
Aeon Credit Service Co. Ltd.	13,700	1,076,120
Aeon Mall Co. Ltd.	37,200	1,579,683
ASKUL Corp.	11,000	665,797
Chiyoda Corp.	74,000	1,277,845
Chugai Pharmaceutical Co. Ltd.	194,900	4,267,601
Denso Corp.	190,800	5,431,846
Hoya Corp. *	108,700	3,772,249
Kenedix, Inc.	128	525,433
Keyence Corp.	17,700	4,072,800
KK DaVinci Advisors *	101	476,281
Komeri Co. Ltd.	29,000	1,027,241
Misumi Corp.	1,000	39,086
Mitsubishi UFG Financial Group, Inc.	605	7,603,913
NEOMAX Co. Ltd.	24,000	726,233
Nidec Corp.	17,400	1,020,862
Nidec Corp. W/I *	20,000	1,108,152
Nitto Denko Corp.	29,200	1,767,982
ORIX Corp.	34,300	6,431,520
Point, Inc.	12,700	788,728
Ryohin Keikaku Co. Ltd.	16,900	1,126,851

Strategic Partners International Growth Fund

SCHEDULE OF INVESTMENTS

October 31, 2005

	Shares	Value (Note 2)
Sharp Corp.	448,400	$6,157,146
Shimamura Co. Ltd.	9,400	1,205,801
Shinsei Bank Ltd.	851,000	4,951,630
Sundrug Co. Ltd.	9,700	547,502
Yamada Denki Co. Ltd.	29,900	2,640,974

		60,289,276

Mexico — 1.8%
America Movil SA de CV	1,140,000	1,488,221
Wal-Mart de Mexico SA de CV	625,300	3,043,739

		4,531,960

Netherlands — 0.5%
TomTom NV *	34,200	1,316,914

Norway — 1.6%
Statoil ASA *	170,700	3,816,738

Singapore — 0.8%
CapitaLand Ltd.	1,072,000	2,017,590

South Africa — 1.2%
Sasol Ltd. *	93,700	2,961,079

South Korea — 1.9%
Kookmin Bank *	29,700	1,689,762
Samsung Electronics Co. Ltd.	5,450	2,901,723

		4,591,485

Spain — 1.9%
Grupo Ferrovial SA	19,600	1,446,963
Industria de Diseno Textil SA	111,500	3,299,259

		4,746,222

Sweden — 0.5%
Capio AB *	32,000	552,569
Modern Times Group AB (Class “B” Stock)	17,800	680,678

		1,233,247

Switzerland — 9.5%
Actelion Ltd. *	7,600	854,694
EFG International *	15,500	445,399
Nobel Biocare Holding AG *	5,800	1,337,146
Roche Holding AG	54,800	8,185,892
SGS SA *	2,250	1,657,812
Synthes, Inc.	44,100	4,668,748
UBS AG	71,500	6,072,246

		23,221,937

Taiwan — 3.1%
HON HAI Precision Industry Co. Ltd.	869,165	$3,765,296
MediaTek, Inc. *	447,800	3,874,218

		7,639,514

United Kingdom — 8.0%
BG Group PLC	841,170	7,384,822
Cairn Energy PLC *	37,100	1,134,073
Capita Group PLC	401,500	2,771,563
Reckitt Benckiser PLC	106,310	3,212,050
Tesco PLC	967,170	5,148,528

		19,651,036

Total Common Stocks (Cost $183,808,249)		238,444,379

Preferred Stock — 1.2%
Brazil — 1.2%
Banco Itau Holding Financeira SA 2.10%
(Cost $1,229,502)	122,200	2,925,572

Total Long-Term Investments (Cost $185,037,751)		241,369,951

Total Investments(o) — 98.3% (Cost $185,037,751; Note 5)		241,369,951
Other Assets In Excess of Liabilities — 1.7%		4,180,903

Net Assets — 100.0%		$245,550,854

The following abbreviations and annotations are used in portfolio descriptions:

ADR	American Depositary Receipt

*	Non-income producing security.

(o)	As of October 31, 2005, 41 securities representing $93,739,068 and 38.8% of the total market value were fair valued in accordance with the policies adopted by the Board of Directors.

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2005 was as follows:

Financial-Bank & Trust	13.7%
Pharmaceuticals	12.2
Oil & Gas	8.4
Electronic Components & Equipment	8.1
Retail & Merchandising	7.9
Computer Services & Software	6.7
Financial Services	6.1
Medical Supplies & Equipment	5.0
Automotive Parts	4.0
Transportation	3.0
Machinery & Equipment	2.2
Food	2.1
Commercial Services	1.8
Construction	1.8
Consumer Products & Services	1.5
Insurance	1.5
Real Estate	1.5
Automobile Manufacturers	1.4
Utilities	1.4
Telecommunications	1.2
Building Materials	1.1
Clothing & Apparel	1.1
Airlines	1.0
Beverages	0.8
Chemicals	0.7
Business Services	0.5
Advertising	0.3
Cable Television	0.3
Financial-Brokerage	0.3
Metals & Mining	0.3
Healthcare Services	0.2
Internet Services	0.2

98.3
Other Assets in Excess of Liabilities	1.7

Total	100.0%

See Notes to Financial Statements.

Strategic Partners Small Cap Growth Fund

SCHEDULE OF INVESTMENTS

October 31, 2005

	Shares	Value (Note 2)
Long-Term Investments — 98.6%
Common Stocks
Advertising — 0.7%
Marchex, Inc., (Class “B” Stock)	29,670	$499,939
Valuevision Media, Inc., (Class “A” Stock)	14,234	139,778
Ventiv Health, Inc. *	3,970	100,203

		739,920

Aerospace — 2.1%
AAR Corp. *	28,462	453,399
DRS Technologies, Inc. *	26,550	1,307,853
Innovative Solutions and Support, Inc. *	7,068	101,002
Teledyne Technologies, Inc. *	12,750	449,565

		2,311,819

Airlines — 0.1%
SkyWest, Inc.	2,400	70,344

Automobile Manufacturers
A.S.V., Inc.	649	15,148

Automotive Parts — 0.5%
CSK Auto Corp. *	40,033	605,699

Biotechnology — 0.9%
Alexion Pharmaceuticals, Inc. *	8,990	246,236
Cambrex Corp.	8,176	155,998
Illumina, Inc. *	16,647	259,194
SuperGen, Inc. *	61,052	344,944

		1,006,372

Broadcasting
Sinclair Broadcast Group, Inc., (Class “A” Stock)	250	2,072

Building Materials — 1.0%
Building Material Holding Corp.	2,830	240,578
Ceradyne, Inc. *	1,790	70,168
Genlyte Group, Inc.	8,545	435,539
Hexel Corp. *	21,000	332,220
Oxford Industries, Inc.	1,100	54,175

		1,132,680

Business Services — 3.2%
Aviall, Inc. *	1,500	47,325
Brady Corp. (Class “A” Stock)	13,050	375,449
Clean Harbors, Inc. *	6,000	203,400
Filenet, Corp. *	24,154	679,935
Guess?, Inc. *	18,737	508,147
Harbor Florida Bancshares, Inc.	9,900	349,866
Harland, (John H.) Co.	8,800	365,992
infoUSA, Inc.	5,300	56,816
PRA International	3,700	$98,272
SPSS, Inc. *	6,700	152,760
WESCO International, Inc. *	15,776	627,096

		3,465,058

Chemicals — 0.3%
Minerals Technologies, Inc.	513	27,425
Symyx Technologies, Inc. *	11,420	305,371

		332,796

Clothing & Apparel — 0.3%
K-Swiss, Inc. (Class “A” Stock)	9,780	297,801

Commercial Services — 7.4%
AMN Healthcare Services, Inc.	31,070	512,655
Arbitron, Inc.	12,154	454,681
Barrett Business Services	13,700	365,790
Chemed Corp.	20,548	987,948
CRA International, Inc. *	4,225	186,999
Digitas, Inc.	48,320	521,856
Euronet Worldwide, Inc. *	15,004	421,612
FirstService Corp.	25,750	601,777
ICT Group, Inc. *	4,639	65,967
Korn/Ferry International *	27,730	477,511
Laureate Education, Inc.	10,610	524,134
LECG Corp. *	5,928	130,950
Mcgrath Rentcorp	19,970	570,143
Providence Service Corp.	4,090	126,258
Rollins, Inc.	26,570	505,361
Steiner Leisure Ltd.	14,550	496,010
TeleTech Holdings, Inc. *	26,500	276,395
TNS, Inc. *	36,260	637,451
Universal Technical Institute, Inc. *	9,270	290,429

		8,153,927

Commercial Services & Supplies — 0.5%
Concur Technologies, Inc. *	17,300	233,723
Design Within Reach, Inc. *	27,280	220,150
Mercury Computer Systems, Inc. *	3,880	73,681

		527,554

Computer Hardware — 0.3%
Ansys, Inc. *	9,150	340,929

Computer Networking — 0.9%
Infospace, Inc. *	27,770	697,582
Ixia *	17,800	224,636
United Online, Inc. *	2,100	28,161

		950,379

Computer Services & Software — 8.2%
Advent Software, Inc.	17,700	543,744
Altiris, Inc. *	33,350	563,615

	Shares	Value (Note 2)
Anteon International Corp.	9,916	$448,203
Bottomline Technologies, Inc.	52,880	668,932
Catapult Communications, Corp. *	5,535	101,235
Computer Programs & Systems, Inc.	12,210	450,549
CSG Systems International, Inc.	4,800	112,848
Dendrite International, Inc. *	6,460	113,373
Earthlink, Inc. *	25,750	283,508
Equinix, Inc.	12,350	455,592
Factset Research Systems, Inc.	5,980	209,719
Hyperion Solutions Corp. *	3,320	160,555
Informatica Corp.	4,764	56,692
M-Systems Flash Disk Pioneers *	15,450	489,611
Mantech International Corp. (Class “A” Stock) *	12,925	358,023
Microsemi Corp. *	17,320	401,304
MTS Systems Corp.	12,050	481,518
Optimal Group, Inc. (Class “A” Stock)	31,220	582,877
Parametric Technology Corp. *	93,293	607,337
Progress Software Corp. *	5,150	160,371
Synplicity, Inc.	44,620	319,479
Take-Two Interactive Software, Inc. *	3,037	62,714
THQ, Inc.	3,529	81,802
Trident Microsystems, Inc. *	10,574	319,969
Ultimate Software Group, Inc. *	13,760	233,782
Wind River Systems, Inc. *	28,150	368,765
Witness Systems, Inc. *	18,590	364,364

		9,000,481

Computer Software — 1.3%
Packeteer, Inc. *	34,234	270,106
Per-Se Technologies, Inc. *	41,852	930,370
Quest Software, Inc. *	16,350	227,429

		1,427,905

Construction — 0.7%
Eagle Materials, Inc.	3,995	425,428
Monaco Coach Corp.	7,701	94,491
Shaw Group, Inc.	8,161	218,715

		738,634

Consumer Products & Services — 1.2%
Central Garden & Pet Co.	10,280	440,704
Chattem, Inc. *	6,444	212,652
Jarden Corp. *	18,750	633,562

		1,286,918

Distribution/Wholesale — 0.5%
Navarre Corp.	19,711	87,320
Nuco2, Inc. *	21,096	$483,098

		570,418

Diversified — 0.5%
Blount International, Inc. *	31,609	501,319

Education — 0.3%
Blackboard, Inc. *	12,247	344,141

Electronic Components & Equipment — 1.1%
ESCO Technologies, Inc. *	4,450	192,507
Intermagnetics General Corp.	11,980	343,227
IXYS Corp. *	36,631	375,102
Plexus Corp. *	5,900	104,253
Portalplayer, Inc. *	2,700	54,513
Trimble Navigation Ltd. *	951	27,455
Watts Water Technologies, Inc. (Class “B” Stock)	2,509	69,650

		1,166,707

Electronics — 1.6%
Axsys Technologies, Inc.	17,370	329,509
Benchmark Electronics, Inc. *	6,834	191,967
Coherent, Inc. *	4,902	145,148
Itron, Inc. *	11,320	491,967
Rogers Corp.	3,554	132,742
Sonic Solutions, Inc. *	20,050	383,757
SRS Labs, Inc.	19,890	117,351

		1,792,441

Entertainment & Leisure — 1.7%
Century Casinos, Inc.	42,890	322,533
Isle of Capri Casinos, Inc. *	3,250	69,160
Life Time Fitness, Inc. *	2,200	81,708
Mikohn Gaming Corp.	22,390	234,871
Multimedia Games, Inc. *	44,829	444,704
Scientific Games Corp. (Class “A” Stock)	25,070	751,097

		1,904,073

Farming & Agriculture — 0.1%
Tejon Ranch Co. *	2,850	126,540

Financial — Bank & Trust — 2.0%
Bank of the Ozarks, Inc.	3,550	124,498
Boston Private Financial Holdings, Inc.	12,520	362,454
Cascade Bancorp	2,050	46,740
Center Financial Corp.	21,519	545,291
CoBiz, Inc.	3,950	70,034
CVB Financial Corp.	1,800	35,478
Glacier Bancorp, Inc.	10,500	309,540
Hudson United Bancorp	3,906	161,982

Strategic Partners Small Cap Growth Fund

SCHEDULE OF INVESTMENTS

October 31, 2005

	Shares	Value (Note 2)
PrivateBancorp, Inc.	14,400	$489,168

		2,145,185

Financial Services — 5.3%
Accredited Home Lenders Holding Co. *	10,110	365,375
Advanced Analogic Technologies, Inc.	22,910	249,719
AQuantive, Inc. *	8,600	186,190
Asset Acceptance Capital Corp.	600	15,894
Asta Funding, Inc.	4,250	115,303
BKF Capital Group, Inc.	950	16,321
CompuCredit Corp. *	11,192	490,433
Corus Bankshares, Inc.	3,250	178,425
Digital Insight, Corp. *	12,334	367,923
Digital River, Inc. *	5,072	142,067
Financial Federal Corp.	4,066	155,240
Frontier Financial Corp.	700	22,568
GAMCO Investment, Inc., (Class “A” Stock)	2,367	110,444
Jefferies Group, Inc.	5,753	244,272
Macatawa Bank Corp.	450	16,340
Pacific Capital Bancorp	5,300	191,171
Portfolio Recovery Associates, Inc. *	10,580	411,562
Stamps.com, Inc. *	7,750	156,240
SVB Financial Group *	8,569	425,965
Univest Corp. of Pennsylvania	3,850	100,100
Valueclick, Inc. *	74,175	1,298,063
Websense, Inc. *	8,427	497,867

		5,757,482

Furniture — 0.1%
American Woodmark Corp.	4,000	123,880

Healthcare Services — 5.8%
Amedisys, Inc. *	7,920	302,623
American Healthways, Inc. *	10,340	419,390
Amsurg Corp. *	5,327	126,516
Apria Healthcare Group, Inc. *	4,200	96,894
Beverly Enterprises, Inc. *	30,485	357,894
Centene Corp. *	20,151	406,043
Connectics Corp *	27,653	360,595
Five Star Quality Care, Inc.	54,500	367,330
Geron Corp.	48,700	439,761
LabOne, Inc. *	21,155	928,070
Matria Healthcare, Inc.	10,360	347,371
Molina Healthcare, Inc. *	14,790	303,934
Odyssey HealthCare, Inc.	25,428	439,396
United Surgical Partners International, Inc. *	17,547	629,060
United Therapeutics, Corp. *	8,614	636,230
USANA Health Sciences, Inc. *	2,500	110,050
WellCare Health Plans, Inc. *	1,614	$50,841

		6,321,998

Healthcare-Products — 3.5%
Animas Corp.	2,052	33,755
Haemonetics Corp. *	2,550	123,547
Hologic, Inc. *	4,600	255,116
Inverness Medical Innovations, Inc. *	4,334	103,063
IRIS International, Inc.	5,050	118,422
Kensey Nash Corp. *	5,101	116,966
Merge Technologies, Inc. *	19,090	440,406
NuVasive Inc. *	8,100	141,183
Orthovita, Inc.	69,370	263,606
PolyMedica Corp.	16,680	550,607
PSS World Medical, Inc. *	9,318	129,800
SonoSite, Inc.	9,870	290,079
Spectranetics Corp.	40,190	399,489
Symmetry Medical, Inc.	13,670	302,654
Syneron Medical Ltd.	14,750	530,115

		3,798,808

Hotels & Motels — 0.1%
Ameristar Casinos, Inc.	5,800	123,714

Insurance — 0.2%
Tower Group, Inc.	12,910	248,776

Internet Services — 3.9%
1-800-Flowers.com, Inc. *	9,350	63,487
CNET Networks, Inc. *	21,300	289,467
Cybersource Corp. *	58,100	389,270
Dobson Communications, Corp. *	48,290	352,034
Internet Security Systems *	3,450	84,973
IVillage, Inc. *	6,650	48,878
J2 Global Communications, Inc. *	13,270	586,667
Jupitermedia Corp. *	18,288	310,896
Keynote Systems, Inc.	42,730	556,772
Online Resources Corp. *	37,690	452,280
Priceline.com, Inc. *	8,986	170,464
ProQuest Co. *	5,850	173,452
RealNetworks, Inc. *	2,800	21,840
RSA Security, Inc. *	1,000	11,400
Secure Computing Corp. *	2,700	32,346
TIBCO Software, Inc. *	18,350	139,276
WebEx Communications, Inc. *	11,500	263,465
WebSideStory, Inc. *	20,030	348,322

		4,295,289

Internet Software & Services — 0.5%
Openwave Systems, Inc. *	30,036	536,743

	Shares	Value (Note 2)
Lodging — 0.1%
La Quinta Corp. *	14,694	$122,695

Machinery & Equipment — 2.1%
Applied Industrial Technologies, Inc.	13,256	436,785
Avocent Corp. *	8,374	256,747
Franklin Electric Co., Inc.	6,800	295,188
IDEX Corp.	1,811	72,476
InterDigital Communications Corp. *	14,300	274,417
JLG Industries, Inc.	16,093	617,327
Presstek, Inc.	16,250	166,563
UNOVA, Inc. *	5,957	184,667

		2,304,170

Medical Supplies & Equipment — 2.2%
Advanced Energy Industries, Inc. *	35,450	381,087
Align Technology, Inc. *	10,400	76,752
Arthrocare Corp. *	3,450	126,719
Biosite, Inc.	800	44,184
Kyphon, Inc. *	2,900	116,261
LCA-Vision, Inc.	6,210	260,882
Lifeline Systems, Inc. *	26,930	888,690
Mentor Corp.	6,949	312,705
Oakley, Inc.	7,700	113,960
Pharmion Corp. *	4,300	81,227

		2,402,467

Metals & Mining — 2.0%
Cleveland-Cliffs, Inc.	1,600	130,464
Mueller Industries, Inc.	14,739	405,912
NS Group, Inc. *	3,100	107,291
Quanex Corp.	16,750	969,992
Silgan Holdings, Inc.	18,204	585,623

		2,199,282

Office Equipment — 0.7%
Cymer, Inc. *	14,448	503,513
Global Imaging Systems, Inc. *	7,636	271,918

		775,431

Oil & Gas — 8.4%
Berry Petroleum Co. (Class “A” Stock)	7,410	443,563
Cabot Oil & Gas Corp.	13,647	624,896
Cal Dive International, Inc. *	23,758	1,462,067
Comstock Resources, Inc. *	16,273	489,980
Encore Medical Corp.	77,430	387,924
Frontier Oil Corp.	17,473	644,404
Grey Wolf, Inc. *	43,730	335,846
GSI Commerce, Inc. *	2,950	47,141
Hydril *	6,759	$448,392
KCS Energy, Inc. *	24,402	588,576
Maverick Tube Corp. *	16,080	497,837
Oil States International, Inc. *	14,429	477,600
Parker Drilling Co.	10,300	91,052
Patterson-UTI Energy, Inc.	12,060	411,608
Remington Oil & Gas Corp. *	6,650	232,750
St Mary Land & Exploration Co.	29,850	1,015,199
Superior Energy Services, Inc.	27,545	561,367
Unit Corp. *	7,540	395,096

		9,155,298

Personal Services — 1.3%
Administaff, Inc.	11,606	491,166
Labor Ready, Inc. *	41,000	957,350

		1,448,516

Pharmaceuticals — 7.3%
Alpharma, Inc. (Class “A” Stock)	15,738	391,719
American Medical Systems Holdings, Inc. *	44,060	720,381
Andrx Corp. *	20,205	312,571
Atherogenics, Inc.	16,310	244,650
Bioenvision, Inc. *	48,576	297,771
Durect Corp.	24,950	158,183
Enzon Pharmaceuticals, Inc. *	26,882	188,443
Eyetech Pharmaceuticals, Inc. *	26,450	466,578
First Horizon Pharmaceutical Corp. *	47,700	688,311
HealthExtras, Inc.	3,801	80,011
I-Flow Corp. *	15,970	192,758
Immunogen, Inc. *	59,650	334,040
Integra LifeSciences Holdings Corp. *	14,900	514,050
KV Pharmaceutical Co. (Class “A” Stock) *	7,400	126,762
Longs Drug Stores Corp.	13,484	562,418
Mannatech Inc.	30,374	279,441
Medarex, Inc. *	43,200	377,568
Medicines Co. *	7,644	131,018
Medicis Pharmaceutical Corp. (Class “A” Stock)	5,100	150,450
Nastech Pharmaceutical Co., Inc.	9,350	124,729
Nektar Therapeutics *	9,300	140,058
NitroMed, Inc.	250	4,068
Rigel Pharmaceuticals, Inc.	12,690	284,890
Salix Pharmaceuticals Ltd. *	34,570	620,186
Serologicals Corp. *	23,382	455,481
West Pharmaceutical Services, Inc.	4,350	104,313

		7,950,848

Strategic Partners Small Cap Growth Fund

SCHEDULE OF INVESTMENTS

October 31, 2005

	Shares	Value (Note 2)
Printing & Publishing — 0.8%
Consolidated Graphics, Inc. *	12,110	$472,169
Playboy Enterprises, Inc. (Class “B” Stock) *	22,600	342,164
Reader’s Digest Association, Inc. (The)	5,750	88,090

		902,423

Real Estate Investment Trust — 2.8%
Alexander’s, Inc. *	100	24,000
Alexandria Real Estate Equities, Inc.	3,200	258,720
Capital Automotive	7,592	293,203
Entertainment Properties Trust	700	28,070
Epicor Software Corp. *	32,890	403,889
Equity Lifestyle Properties, Inc.	1,200	50,796
Glimcher Realty Trust	11,700	268,749
Kilroy Realty Corp.	3,950	221,792
KKR Financial Corp. *	23,390	522,065
RADvision Ltd. *	25,070	325,910
RAIT Investment Trust	2,600	69,056
Tanger Factory Outlet Centers	9,800	263,522
Taubman Centers, Inc.	6,150	202,765
Washington Real Estate Investment Trust	3,750	111,938

		3,044,475

Retail & Merchandising — 4.7%
Aeropostale, Inc. *	20,035	391,484
Cato Corp. (Class “A” Stock)	7,750	154,845
CEC Entertainment, Inc. *	8,603	290,867
Cosi, Inc.	18,590	162,663
DiamondCluster International, Inc. *	17,900	115,097
GameStop Corp. (Class “B” Stock) *	12,910	417,509
Genesco, Inc. *	9,300	342,240
Hibbett Sporting Goods, Inc. *	21,150	554,764
JOS. A. Bank Clothiers, Inc. *	9,697	395,735
Movie Gallery, Inc.	52,850	367,836
Pantry, Inc. (The) *	12,909	499,449
Rare Hospitality International, Inc.	4,350	132,936
Red Robin Gourmet Burgers, Inc.	5,788	279,155
Select Comfort Corp. *	20,815	455,848
Stein Mart, Inc.	6,350	116,523
Tractor Supply Co.	3,057	148,265
Yankee Candle Co., Inc.	13,700	309,757

		5,134,973

Semiconductors — 4.1%
Aeroflex, Inc. *	11,320	102,559
Brooks Automation, Inc. *	18,154	$212,583
Cypress Semiconductor Corp. *	32,352	439,987
Diodes, Inc.	6,350	230,251
Emulex Corp. *	26,361	487,942
Fairchild Semiconductor International, Inc. *	5,900	90,860
Genesis Microchip, Inc.	4,000	76,960
Intergrated Device Technology, Inc.	972	9,604
Kulicke & Soffa Industries, Inc.	65,850	412,880
Micrel, Inc. *	36,327	363,270
O2Micro International Ltd.	19,270	252,437
Omnivision Technologies, Inc. *	23,580	303,946
ON Semiconductor Corp. *	87,664	406,761
Photronics, Inc. *	28,550	513,900
Ultratech, Inc. *	24,320	335,130
Volterra Semiconductor Corp.	19,370	238,832

		4,477,902

Telecommunications — 3.2%
Affiliated Managers Group *	2,851	218,814
Comtech Telecommunications Corp. *	13,022	499,524
Dril-Quip, Inc. *	1,965	80,369
ExpressJet Holdings, Inc. *	31,100	279,589
Golden Telecom, Inc.	9,100	264,355
North Pittsburgh Systems, Inc.	13,950	280,395
Premiere Global Services, Inc. *	51,669	438,153
SafeNet, Inc. *	19,091	633,248
Symmetricon, Inc. *	43,315	345,221
Ubiquitel, Inc. *	54,650	472,176

		3,511,844

Transportation — 2.1%
American Commerical Lines, Inc. *	8,820	248,018
Forward Air Corp.	2,368	83,946
HUB Group, Inc. (Class “A” Stock)	2,000	72,740
Kirby Corp. *	9,690	500,682
Knight Transportation, Inc.	21,590	587,464
Old Dominion Freight Line *	9,240	327,004
Vitran Corp., Inc.	25,070	433,962
Werner Enterprises, Inc. *	3,699	66,286

		2,320,102

Total Long-Term Investments (Cost $ 104,619,374)		107,914,376

Short-Term Investments — 2.1%
Money Market Mutual Fund — 2.0%
Dryden Core Investment Fund -Taxable Money Market Series (w)	2,187,335	2,187,335

	Shares	Value (Note 2)
U.S. Treasury Obligations — 0.1%
U.S. Treasury Bill 3.75%, 01/19/06 (k) (n)	110	$109,098

Total Short-Term Investments (Cost $ 2,296,430)		2,296,433

Total Investments — 100.7% (Cost $106,915,804; Note 5)		110,210,809
Liabilities In Excess of Other Assets(u) — (0.7%)		(736,935)

Net Assets — 100.0%		$109,473,874

The following annotations are used in portfolio descriptions:

*	Non-income producing security.

(k)	Securities or a portion thereof with an aggregate market value of $109,098 have been segregated with the custodian to cover margin requirements for futures contracts open at October 31, 2005.

(n)	Rates shown are the effective yields at purchase date.

(u)	Liabilities in excess of other assets includes net unrealized appreciation on futures contracts as follows:

Number of Contracts	Type	Expiration Month	Value at Trade Date	Value at October 31, 2005	Unrealized Appreciation
Long Position:
7	Russell 2000	Dec 05	$444,692	$454,428	$9,736

(w)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Dryden Core Investment Fund -Taxable Money Market Series.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2005 were as follows:

Oil & Gas	8.4%
Computer Services & Software	8.2
Commercial Services	7.4
Pharmaceuticals	7.3
Healthcare Services	5.8
Financial Services	5.3
Retail & Merchandising	4.7
Semiconductors	4.1
Internet Services	3.9
Healthcare-Products	3.5
Business Services	3.2
Telecommunications	3.2
Real Estate Investment Trust	2.8
Medical Supplies & Equipment	2.2
Aerospace	2.1
Machinery & Equipment	2.1
Transportation	2.1
Financial - Bank & Trust	2.0
Metals & Mining	2.0
Entertainment & Leisure	1.7
Electronics	1.6
Computer Software	1.3
Personal Services	1.3
Consumer Products & Services	1.2
Electronic Components & Equipment	1.1
Building Materials	1.0
Biotechnology	0.9
Computer Networking	0.9
Printing & Publishing	0.8
Advertising	0.7
Construction	0.7
Office Equipment	0.7
Automotive Parts	0.5
Commercial Services & Supplies	0.5
Distribution/Wholesale	0.5
Diversified	0.5
Internet Software & Services	0.5
Chemicals	0.3
Clothing & Apparel	0.3
Computer Hardware	0.3
Education	0.3
Insurance	0.2
Airlines	0.1
Farming & Agriculture	0.1
Furniture	0.1
Hotels & Motels	0.1
Lodging	0.1
Short-Term Investments	2.1

100.7
Liabilities In Excess of Other Assets	–0.7

Total	100.0%

See Notes to Financial Statements.

Strategic Partners Mid-Cap Growth Fund

SCHEDULE OF INVESTMENTS

October 31, 2005

	Shares	Value (Note 2)
Long-Term Investments — 100.6%
Common Stocks
Aerospace & Defense — 1.7%
Alliant Techsystems, Inc. *	31,484	$2,210,806

Apparel/Shoes — 2.8%
Chico’s FAS, Inc. *	59,550	2,354,607
Urban Outfitters, Inc. *	48,600	1,376,838

		3,731,445

Audio & Visual Equipment — 2.1%
Harman International Industries, Inc.	27,800	2,776,108

Audio Technology — 0.8%
Dolby Laboratories, Inc. (Class “A” Stock) *	64,200	1,033,620

Auto Parts & Related — 2.2%
Gentex Corp.	151,300	2,847,466

Banks — 0.6%
Commerce Bancorp, Inc. (a)	25,000	761,750

Broadcasting & Cable/Satellite TV — 4.1%
Entravision Communications Corp. (Class “A” Stock) *	269,825	2,212,565
Univision Communications, Inc. (Class “A” Stock) *	98,075	2,563,681
XM Satellite Radio Holdings, Inc. (Class “A” Stock)	22,500	648,675

		5,424,921

Commercial Services — 11.7%
Alliance Data Systems Corp. *	71,000	2,524,760
ARAMARK Corp. (Class “B” Stock)	100,250	2,548,355
Ceridian Corp. *	44,700	979,377
ChoicePoint, Inc. *	42,800	1,808,728
Cogent, Inc. *	93,244	2,475,628
Cognizant Technology Solutions Corp. *	39,200	1,724,016
Iron Mountain, Inc. *	54,237	2,115,243
Moody’s Corp.	23,200	1,235,632

		15,411,739

Computer Hardware — 3.9%
Avocent Corp. *	72,800	2,232,048
Zebra Technologies Corp. (Class “A” Stock) *	68,200	2,940,102

		5,172,150

Computer Software — 6.2%
Activision, Inc. *	94,533	1,490,791
Cognos, Inc. * (Canada)	69,400	2,604,582
Mercury Interactive Corp. *	34,100	1,186,339
NAVTEQ Corp. *	39,400	$1,541,328
Salesforce.com, Inc. *	53,200	1,329,468

		8,152,508

Consumer Products & Services — 2.1%
Fortune Brands, Inc.	37,200	2,826,084

Drugs & Medicine — 1.0%
OSI Pharmaceuticals, Inc. *(a)	55,200	1,286,160

Financial Technology — 3.4%
Fiserv, Inc. *	55,300	2,415,504
MoneyGram International, Inc.	86,200	2,094,660

		4,510,164

Food — 0.7%
McCormick & Co., Inc.	29,800	902,642

Gaming/Lodging — 2.1%
Harrah’s Entertainment, Inc.	26,375	1,595,160
Marriott International, Inc. (Class “A” Stock)	19,950	1,189,419

		2,784,579

Healthcare Services — 0.6%
VCA Antech, Inc. *	30,100	776,580

Insurance — 0.7%
Willis Group Holdings Ltd. (United Kingdom)	24,675	916,430

Internet & Online — 1.5%
CNET Networks, Inc. *	148,500	2,018,115

Manufacturing — 3.4%
American Standard Cos., Inc.	55,570	2,113,883
Rockwell Automation, Inc.	45,200	2,402,380

		4,516,263

Medical Products — 7.4%
Advanced Medical Optics, Inc. *	23,300	831,344
Bard (C.R.), Inc.	42,600	2,657,388
Cooper Cos., Inc. (The)	9,400	647,096
Fisher Scientific International, Inc. *	45,976	2,597,644
Gen-Probe, Inc.	40,300	1,645,852
Kinetic Concepts, Inc. *	38,500	1,382,150

		9,761,474

Medical Supplies & Equipment — 4.3%
Biomet, Inc.	84,700	2,950,101
Charles River Laboratories International, Inc. *	63,025	2,757,974

		5,708,075

	Shares	Value (Note 2)
Movies & Entertainment — 0.4%
Lodgenet Entertainment Corp. *	36,550	$475,150

Networking/Telecom Equipment — 4.9%
Amphenol Corp.	50,100	2,002,497
FLIR Systems, Inc. *	123,246	2,583,236
Juniper Networks, Inc. *	82,500	1,924,725

		6,510,458

Oil & Gas — 3.0%
Weatherford International, Inc. Ltd.	33,000	2,065,800
XTO Energy, Inc.	43,233	1,878,906

		3,944,706

Oil Well Services & Equipment — 4.1%
Cooper Cameron Corp. *	34,500	2,543,685
Smith International, Inc. (a)	89,450	2,898,180

		5,441,865

Pharmacy Benefit Manager — 2.3%
Caremark Rx, Inc. *	30,000	1,572,000
Medco Health Solutions, Inc. *	24,800	1,401,200

		2,973,200

Producer Goods — 2.3%
Grainger, (W.W), Inc.	46,340	3,103,853

Publishing — 3.9%
Lamar Advertising Co. *	60,250	2,688,355
Scripps, (E.W.) Co. (Class “A” Stock) (a)	54,100	2,477,780

		5,166,135

Restaurants — 1.5%
Chang’s China Bistro, (P.F.), Inc. *	42,500	1,943,950

Retailing — 4.6%
PETCO Animal Supplies, Inc. *	123,350	2,344,884
Select Comfort Corp. *(a)	48,179	1,055,120
Williams-Sonoma, Inc. *	67,185	2,627,605

		6,027,609

Semi Capital — 2.3%
KLA-Tencor Corp.	15,075	697,822
Tessera Technologies, Inc. *	83,057	2,317,290

		3,015,112

Semiconductors — 5.6%
Linear Technology Corp.	81,300	2,699,973
Marvell Technology Group Ltd. * (Bermuda)	30,600	1,420,146
Microchip Technology, Inc.	60,800	$1,834,336
Xilinx, Inc.	57,400	1,374,730

		7,329,185

Telecommunications — 2.4%
Crown Castle International Corp. *	96,650	2,369,858
Neustar, Inc. (Class “A” Stock) *	26,800	820,080

		3,189,938

Total Long-Term Investments (Cost $118,143,229)		132,650,240

Short-Term Investments — 4.4%
Money Market Mutual Fund
Dryden Core Investment Fund - Taxable Money Market Series (b)(w) (Cost $5,792,414)	5,792,414	5,792,414

Total Investments — 105.0%
(Cost $123,935,643; Note 5)		138,442,654
Liabilities In Excess of Other Assets (includes cash collateral for securities on loan of $5,792,414) — (5.0%)		(6,590,989)

Net Assets — 100.0%		$131,851,665

The following annotations are used in portfolio descriptions:

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities is $5,615,570; cash collateral of $5,792,414 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral for securities on loan.

(w)	Prudential Investments LLC, the manager of the Fund also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

Strategic Partners Mid-Cap Growth Fund

SCHEDULE OF INVESTMENTS

October 31, 2005

The industry classification of long-term portfolio holdings, short-term investments and liablilities in excess of other assets shown as a percentage of net assets as of October 31, 2005 were as follows:

Commercial Services	11.7%
Medical Products	7.4
Computer Software	6.2
Semiconductors	5.6
Networking/Telecom Equipment	4.9
Retailing	4.6
Medical Supplies & Equipment	4.3
Broadcasting & Cable/Satellite TV	4.1
Oil Well Services & Equipment	4.1
Computer Hardware	3.9
Publishing	3.9
Financial Technology	3.4
Manufacturing	3.4
Oil & Gas	3.0
Apparel/Shoes	2.8
Telecommunications	2.4
Pharmacy Benefit Manager	2.3
Producer Goods	2.3
Semi Capital	2.3
Auto Parts & Related	2.2
Audio & Visual Equipment	2.1
Consumer Products & Services	2.1
Gaming/Lodging	2.1
Aerospace & Defense	1.7
Internet & Online	1.5
Restaurants	1.5
Drugs & Medicine	1.0
Audio Technology	0.8
Food	0.7
Insurance	0.7
Banks	0.6
Healthcare Services	0.6
Movies & Entertainment	0.4
Short-Term Investments (Entire portion represents investments purchased with collateral received from securities on loan)	4.4

105.0
Liabilities In Excess of Other Assets	–5.0

Total	100.0%

See Notes to Financial Statements.

Strategic Partners Mid Cap Value Fund

SCHEDULE OF INVESTMENTS

October 31, 2005

	Shares	Value (Note 2)
Long-Term Investments — 99.4%
Common Stocks
Automotive Parts — 4.9%
Advance Auto Parts, Inc. *	135,450	$5,079,375
BorgWarner, Inc.	66,700	3,867,933
Johnson Controls, Inc. (a)	78,500	5,341,925

		14,289,233

Beverages — 1.0%
Constellation Brands, Inc. (Class “A” Stock)	127,000	2,989,580

Business Services — 1.2%
Manpower, Inc.	77,100	3,491,088

Clothing & Apparel — 0.9%
Jones Apparel Group, Inc.	55,500	1,514,040
VF Corp.	22,900	1,196,525

		2,710,565

Computer Hardware — 1.6%
Lexmark International, Inc., (Class “A” Stock) *	113,300	4,704,216

Construction — 14.0%
Beazer Homes USA, Inc. (a)	94,300	5,464,685
Centex Corp.	105,600	6,795,360
Chicago Bridge & Iron Co. NV (Netherlands)	97,200	2,167,560
Hovnanian Enterprises, Inc. (Class “A” Stock) *	116,200	5,227,838
KB Home	57,400	3,751,090
Lennar Corp. (Class “A” Stock) (a)	123,200	6,847,456
Pulte Homes, Inc.	169,400	6,401,626
WCI Communities, Inc. *(a)	172,400	4,313,448

		40,969,063

Consumer Products & Services — 3.0%
Black & Decker Corp.	7,700	632,401
Spectrum Brands, Inc. *	170,200	3,523,140
Whirlpool Corp.	58,800	4,615,800

		8,771,341

Education — 2.0%
Career Education Corp. (a)	167,200	5,950,648

Entertainment & Leisure — 1.6%
Harley-Davidson, Inc. (a)	95,800	4,744,974

Finance Services — 4.8%
AMBAC Financial Group, Inc.	31,350	2,222,401
Bear Stearns Cos., Inc.	40,100	4,242,580
CIT Group, Inc.	54,400	2,487,712
IndyMac Bancorp, Inc. (a)	132,000	$4,927,560

		13,880,253

Financial — Bank & Trust — 5.1%
Astoria Financial Corp.	135,750	3,794,212
First Horizon National Corp. (a)	53,400	2,065,512
Hudson City Bancorp, Inc.	529,600	6,270,464
North Fork Bancorp, Inc.	107,502	2,724,101

		14,854,289

Healthcare Services — 2.4%
Coventry Health Care, Inc. *	75,850	4,095,142
Wellpoint, Inc. *	37,800	2,822,904

		6,918,046

Industrial Products — 0.8%
Ingersoll-Rand Co. Ltd. (Class “A” Stock)	63,700	2,407,223

Insurance — 4.3%
Arch Capital Group Ltd. *	41,000	2,029,500
Endurance Specialty Holdings Ltd.	107,500	3,564,700
PMI Group, Inc. (The)	131,300	5,236,244
Radian Group, Inc.	33,200	1,729,720

		12,560,164

Internet Services — 1.8%
Check Point Software Technologies Ltd. *	228,800	5,115,968

Machinery & Equipment — 4.7%
Briggs & Stratton Corp.	85,300	2,727,894
Joy Global, Inc.	128,500	5,894,295
Terex Corp. *	92,600	5,090,222

		13,712,411

Metals & Mining — 9.1%
Alpha Natural Resources, Inc. *	199,400	4,735,750
Arch Coal, Inc. (a)	116,600	8,986,362
Peabody Energy Corp.	84,800	6,627,968
Phelps Dodge Corp.	50,400	6,071,688

		26,421,768

Oil & Gas — 13.5%
Canadian Natural Resources Ltd.	167,100	6,886,191
Denbury Resources, Inc.	142,800	6,230,364
Quicksilver Resources, Inc. *(a)	148,450	5,749,469
Southwestern Energy Co. *	50,000	3,627,000
Sunoco, Inc.	38,300	2,853,350
Talisman Energy, Inc. (Canada)	136,500	6,045,585
XTO Energy, Inc.	184,866	8,034,276

		39,426,235

Strategic Partners Mid Cap Value Fund

SCHEDULE OF INVESTMENTS

October 31, 2005

	Shares	Value (Note 2)
Pharmaceuticals — 4.1%
NBTY, Inc. *	209,300	$4,188,093
Omnicare, Inc.	78,300	4,236,030
Shire Pharmaceuticals Group PLC, ADR (a) (United Kingdom)	98,800	3,540,992

		11,965,115

Real Estate Investment Trust — 3.7%
Colonial Properties Trust	81,400	3,557,994
Developers Diversified Realty Corp.	110,500	4,826,640
Trizec Properties, Inc.	110,600	2,460,850

		10,845,484

Retail & Merchandising — 2.6%
Dollar Tree Stores, Inc. *	28,600	616,616
Hot Topic, Inc. *	48,600	723,654
Ross Stores, Inc.	113,100	3,058,224
TJX Cos., Inc.	148,400	3,195,052

		7,593,546

Telecommunications — 2.5%
Avaya, Inc. *	169,800	1,956,096
Scientific-Atlanta, Inc.	146,900	5,206,136

		7,162,232

Transportation — 4.8%
Frontline Ltd. (a)	111,000	4,407,810
General Maritime Corp. (a)	107,900	4,017,117
Overseas Shipholding Group, Inc.	59,400	2,827,440
Teekay Shipping Corp. (a)	73,700	2,906,728

		14,159,095

Utilities — 5.0%
DPL, Inc.	177,500	4,574,175
Edison International *	54,300	2,376,168
TXU Corp.	76,100	7,667,075

		14,617,418

Total Long-Term Investments (Cost $ 259,775,485)		290,259,955

Short-Term Investments — 20.4%
Money Market Mutual Fund — 18.8%
Dryden Core Investment Fund - Taxable Money Market Series (b)(w)	54,913,704	54,913,704

Registered Investment Company — 1.6%
BlackRock Provident
Institutional Funds
TempCash Portfolio	4,590,989	$4,590,989

Total Short-Term Investments (Cost $ 59,504,693)		59,504,693

Total Investments — 119.8% (Cost $319,280,178; Note 5)		349,764,648
Liabilities In Excess of Other Assets (includes cash collateral for securities on loan of $54,913,704) — (19.8%)		(57,827,752)

Net Assets — 100.0%		$291,936,896

The following abbreviations and annotations are used in portfolio descriptions:

ADR	American Depositary Receipt

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities is $53,710,418; cash collateral of $54,913,704 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral for securities on loan.

(w)	Prudential Investments LLC, the manager of the Fund also serves as manager of the Dryden Core Investment Fund -Taxable Money Market Series.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2005 were as follows:

Construction	14.0%
Oil & Gas	13.5
Metals & Mining	9.1
Financial - Bank & Trust	5.1
Utilities	5.0
Automotive Parts	4.9
Finance Services	4.8
Transportation	4.8
Machinery & Equipment	4.7
Insurance	4.3
Pharmaceuticals	4.1
Real Estate Investment Trust	3.7
Consumer Products & Services	3.0
Retail & Merchandising	2.6
Telecommunications	2.5
Healthcare Services	2.4
Education	2.0
Internet Services	1.8
Computer Hardware	1.6
Entertainment & Leisure	1.6
Business Services	1.2
Beverages	1.0
Clothing & Apparel	0.9
Industrial Products	0.8
Short-Term Investments (18.8% represents investment purchased with collateral received from securities on loan)	20.4

119.8
Liabilities In Excess of Other Assets	–19.8

Total	100.0%

See Notes to Financial Statements.

Strategic Partners Technology Fund

SCHEDULE OF INVESTMENTS

October 31, 2005

	Shares	Value (Note 2)
Long-Term Investments — 98.3%
Common Stocks
Business Services — 5.7%
Accenture Ltd. (Class “A” Stock) *	13,500	$355,185
Automatic Data Processing, Inc.	10,300	480,598

		835,783

Computer Hardware — 6.4%
Apple Computer, Inc. *	10,000	575,900
Dell, Inc. *	11,300	360,244

		936,144

Computer Services & Software — 24.5%
Adobe Systems, Inc.	17,300	557,925
Check Point Software Technologies Ltd. *	12,700	283,972
Cognizant Technology Solutions Corp. *	9,500	417,810
Cognos, Inc. * (Canada)	9,800	367,794
Electronic Arts, Inc. *	7,500	426,600
EMC Corp. *	28,500	397,860
Infosys Technologies Ltd., ADR (India)	4,500	306,000
Microsoft Corp.	14,700	377,790
Oracle Corp. *	12,200	154,696
SAP AG, ADR (Germany)	7,400	317,756

		3,608,203

Computers — Networking — 8.2%
Cisco Systems, Inc. *	26,000	453,700
Juniper Networks, Inc. *	17,500	408,275
Network Appliance, Inc. *	12,500	342,000

		1,203,975

Electronic Components & Equipment — 1.9%
Linear Technology Corp.	8,500	282,285

Internet Services — 11.0%
Checkfree Corp. *	8,000	340,000
eBay, Inc. *	3,800	150,480
Google, Inc. (Class “A” Stock) *	1,700	632,638
Yahoo!, Inc. *	13,500	499,095

		1,622,213

Pharmaceuticals — 7.8%
Amgen, Inc. *	4,700	356,072
Genentech, Inc. *	4,000	362,400
Teva Pharmaceutical Industries Ltd., ADR (Israel)	11,500	438,380

		1,156,852

Semiconductors — 18.6%
Applied Materials, Inc.	17,500	$286,650
Broadcom Corp. (Class “A” Stock) *	10,300	437,338
Intel Corp.	7,700	180,950
KLA-Tencor Corp.	7,200	333,288
Marvell Technology Group Ltd. * (Bermuda)	10,500	487,305
National Semiconductor Corp.	13,000	294,190
Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	55,000	444,400
Xilinx, Inc.	11,300	270,635

		2,734,756

Telecommunications — 14.2%
Amdocs Ltd. *	13,500	357,345
Comverse Technology, Inc. *	17,000	426,700
Corning, Inc. *	18,600	373,674
Motorola, Inc.	22,500	498,600
QUALCOMM, Inc.	11,000	437,360

		2,093,679

Total Long-Term Investments (Cost $ 11,471,770)		14,473,890

Short-Term Investment — 2.6%
Registered Investment Company
BlackRock Provident Institutional Funds TempCash Portfolio (Cost $ 377,195)	377,195	377,195

Total Investments — 100.9% (Cost $11,848,965; Note 5)		14,851,085
Liabilities In Excess of Other Assets — (0.9%)		(131,761)

Net Assets — 100.0%		$14,719,324

The following abbreviations and annotations are used in portfolio descriptions:

ADR	American Depositary Receipt

*	Non-income producing security.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2005 were as follows:

Computer Services & Software	24.5%
Semiconductors	18.6
Telecommunications	14.2
Internet Services	11.0
Computers - Networking	8.2
Pharmaceuticals	7.8
Computer Hardware	6.4
Business Services	5.7
Electronic Components & Equipment	1.9
Short-Term Investments	2.6

100.9
Liabilities In Excess of Other Assets	–0.9

Total	100.0%

See Notes to Financial Statements.

Strategic Partners Health Sciences Fund

SCHEDULE OF INVESTMENTS

October 31, 2005

	Shares	Value (Note 2)
Long-Term Investments — 91.5%
Common Stocks
Biotechnology Healthcare — 8.4%
Amgen, Inc. *	10,900	$825,784
Human Genome Sciences, Inc. *	9,700	80,995
Protein Design Labs, Inc. *	34,400	963,888
Tercica, Inc. *	2,400	23,976

		1,894,643

Business Services — 0.8%
Dionex Corp. *	3,700	179,191

Chemicals — 0.2%
Akzo Nobel NV, ADR (Netherlands)	900	38,997

Commercial Services — 0.8%
HMS Holdings Corp. *	24,600	175,152

Drugs & Medicine — 0.1%
Idenix Pharmaceuticals, Inc. *	1,120	23,307

Electronic Components & Equipment — 1.6%
Varian, Inc. *	5,800	213,266
Waters Corp. *	3,800	137,560

		350,826

Health Care — 0.4%
DaVita, Inc. *	1,800	88,524

Health Care — Medical Products — 0.3%
PSS World Medical, Inc. *	5,497	76,573

Healthcare Facilities — 2.0%
Community Health Systems, Inc. *	11,900	441,609

Healthcare Services — 6.6%
Coventry Health Care, Inc. *	5,044	272,325
HCA, Inc.	2,000	96,380
Humana Inc. *	1,700	75,463
Kindred Healthcare, Inc. *	6,860	192,080
LifePoint Hospitals, Inc. *	5,829	227,914
Pacificare Health Systems, Inc. *	7,500	617,700

		1,481,862

Healthcare Supplies — 4.9%
Johnson & Johnson	400	25,048
SonoSight, Inc. *	9,769	287,111
Wyeth	17,800	793,168

		1,105,327

Insurance — 2.6%
WellPoint, Inc. *	7,800	582,504

Machinery & Equipment — 1.1%
Thermo Electron Corp. *	8,176	246,833

Managed Healthcare — 2.2%
Aetna, Inc. *	2,850	$252,396
Health Net, Inc. *	5,200	243,568

		495,964

Medical Equipment — 0.7%
Stryker Corp.	4,000	164,280

Medical Equipment & Devices — 4.6%
Baxter International, Inc.	2,700	103,221
Becton Dickinson & Co.	1,100	55,825
Gen-Probe, Inc. *	688	28,098
St. Jude Medical, Inc. *	17,394	836,130

		1,023,274

Medical Supplies — 0.3%
Charles River Laboratories International, Inc. *	1,510	66,078

Medical Supplies & Equipment — 17.2%
Advanced Medical Optics *	4,774	170,336
Astellas Pharma Inc. (Japan)	14,100	503,645
Atherogenics, Inc. *	3,700	55,500
ATS Medical, Inc. *	11,100	33,183
Bard (C.R.), Inc.	800	49,904
Beckman Coulter, Inc.	3,900	192,114
Biomet, Inc.	6,003	209,084
Coley Pharmaceutical Group, Inc.	2,700	39,987
Cytyc Corp. *	6,000	152,100
Eisai Co. Ltd. (Japan)	20,500	802,845
Fisher Scientific International, Inc. *	2,600	146,900
Immucor, Inc. *	4,115	106,661
Inamed Corp. *	1,010	71,993
Intralase Corp. *	600	9,276
Medicines Co. *	2,800	47,992
Medtronic, Inc.	11,000	623,260
Mentor Corp.	4,962	223,290
Serologicals Corp. *	7,600	148,048
Varian Medical Systems, Inc. *	3,200	145,792
Vnus Medical Technologies *	3,800	38,874
Wright Medical Group, Inc. *	4,600	85,606

		3,856,390

Pharmaceuticals — 28.2%
Abgenix, Inc. *	3,000	31,200
Ariad Pharmaceuticals Inc *	7,200	50,112
Biogen Idec, Inc. *	10,200	414,426
Caremark Rx, Inc. *	2,500	131,000
Cubist Pharmaceuticals, Inc. *	6,200	125,302
Dov Pharmaceutical, Inc. *	900	13,977

	Shares	Value (Note 2)
Endo Pharmaceutical, Inc *	5,085	$136,888
Epix Pharmaceuticals, Inc. *	2,900	20,300
Impax Laboratories, Inc. *	4,500	47,621
IVAX Corp. *	2,100	59,955
Keryx Biopharmaceuticals, Inc. *	700	10,115
Medicis Pharmaceutical (Class “A” Stock)	8,110	239,245
Merck KGAA * (Germany)	1,332	110,147
MGI Pharma, Inc.	4,800	90,048
Nabi Biopharmaceuticals, Inc. *	8,335	107,105
Novo-Nordisk A/S, ADR (Denmark)	7,000	360,920
Panacos Pharmcueticals, Inc. *	5,510	43,529
Pharmaceutical Product Development, Inc. *	9,100	522,977
QLT PhotoTherapeutics, Inc. (Canada) *	34,092	241,031
Rigel Pharmaceuticals, Inc. *	2,029	45,551
Roche Holding AG (Switzerland)	12,100	1,807,469
Salix Pharmaceuticals Ltd. *	1,200	21,528
Sanofi-Aventis, ADR (France)	18,200	730,184
Sepracor, Inc. *	2,704	152,100
Shionogi & Co. Ltd (Japan)	9,000	109,443
Shire Pharmaceuticals Group PLC, ADR (United Kingdom) *	14,000	501,760
Taro Pharmaceuticals Industries *	4,237	93,214
Theravance, Inc. *	2,392	51,835
Xenoport, Inc. *	2,542	34,876
Zymogenetics, Inc. *	1,700	29,784

		6,333,642

Pharmaceuticals — Manufacturing — 4.4%
Forest Laboratories, Inc. *	5,100	193,341
Kyorin Pharmaceutical Co. (Japan)	6,000	76,376
Novartis AG, ADR (Switzerland)	11,800	635,076
Santen Pharmaceutical Co. Ltd. (Japan)	1,000	25,529
Teva Pharmaceutical Industries Ltd., ADR (Israel)	1,600	60,992

		991,314

Pharmaceuticals — Research & Manufacturing — 3.4%
Lilly, (Eli) & Co.	6,540	325,627
Pfizer, Inc.	20,400	443,496

		769,123

Retail & Merchandising — 0.7%
CVS Corp.	6,554	$159,983

Total Long-Term Investments (Cost $17,927,350)		20,545,396

Short-Term Investments — 5.0%
Registered Investment Companies
BlackRock Provident Institutional Funds TempCash Portfolio (Cost $1,128,892)	1,128,892	1,128,892

Total Investments(o) — 96.5% (Cost $19,056,242; Note 5)		21,674,288
Other Assets In Excess of Liabilities — 3.5%		786,777

Net Assets — 100.0%		$22,461,065

The following abbreviations and annotations are used in portfolio descriptions:

ADR	American Depositary Receipt

*	Non-income producing security.

(o)	As of October 31, 2005, 5 securities representing $1,517,837 and 7.0% of the total market value were fair valued in accordance with the policies adopted by the Board of Directors.

Strategic Partners Health Sciences Fund

SCHEDULE OF INVESTMENTS

October 31, 2005

The industry classification of long-term portfolio holdings, short-term investments and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2005 were as follows:

Pharmaceuticals	28.2%
Medical Supplies & Equipment	17.2
Biotechnology Healthcare	8.4
Healthcare Services	6.6
Healthcare Supplies	4.9
Medical Equipment & Devices	4.6
Pharmaceuticals - Manufacturing	4.4
Pharmaceuticals - Research & Manufacturing	3.4
Insurance	2.6
Managed Healthcare	2.2
Healthcare Facilities	2.0
Electronic Components & Equipment	1.6
Machinery & Equipment	1.1
Business Services	0.8
Commercial Services	0.8
Medical Equipment	0.7
Retail & Merchandising	0.7
Health Care	0.4
Health Care - Medical Products	0.3
Medical Supplies	0.3
Chemicals	0.2
Drugs & Medicine	0.1
Short-Term Investments	5.0

96.5
Other Assets In Excess of Liabilities	3.5

Total	100.0%

See Notes to Financial Statements.

Strategic Partners Managed OTC Fund

SCHEDULE OF INVESTMENTS

October 31, 2005

	Shares	Value (Note 2)
Long-Term Investments — 92.6%
Common Stocks
Advertising — 0.3%
Lamar Advertising Co. *	1,587	$70,812

Automobile Manufacturers — 1.0%
PACCAR, Inc.	3,588	251,232

Biotechnology — 7.9%
Amgen, Inc. *	10,764	815,480
Biogen Idec, Inc. *	6,900	280,347
Chiron Corp. *	4,899	216,242
Genzyme Corp. *	6,072	439,005
Invitrogen Corp. *	966	61,428
Medimmune, Inc. *	4,968	173,781
Millennium Pharmaceuticals, Inc.	6,348	57,894

		2,044,177

Broadcasting — 1.1%
Sirius Satellite Radio, Inc.	26,979	168,349
XM Satellite Radio Holdings, Inc. (Class “A” Stock)	4,278	123,335

		291,684

Cable Television — 0.4%
Liberty Global, Inc. (Class “A” Stock) *	4,554	112,803

Chemicals — 0.3%
Sigma-Aldrich Corp. *	1,242	79,115

Commercial Services — 2.1%
Apollo Group, Inc. (Class “A” Stock) *	3,450	217,419
Career Education Corp.	1,932	68,760
Paychex, Inc.	6,762	262,095

		548,274

Computer Services & Software — 1.2%
Autodesk, Inc.	4,485	202,408
Cognizant Technology Solutions Corp. *	2,484	109,246

		311,654

Computers — 9.8%
Apple Computer, Inc. *	21,735	1,251,719
Dell, Inc. *	16,560	527,933
Network Appliance, Inc. *	7,245	198,223
Research in Motion Ltd. *	3,588	220,626
SanDisk Corp.	3,105	182,853
Sun Microsystems Inc.	27,807	111,228
Synopsys, Inc.	2,484	47,072

		2,539,654

Containers & Packaging — 0.2%
Smurfit-Stone Container Corp. *	4,692	$49,547

Distribution/Wholesale — 0.7%
CDW Corp.	1,587	89,428
Fastenal Co.	1,380	96,779

		186,207

Electronic Components & Equipment — 0.5%
American Power Conversion Corp.	3,657	78,223
Molex, Inc.	1,863	47,153

		125,376

Electronics — 1.0%
Flextronics International Ltd. *	11,661	108,331
Garmin Ltd.	1,863	106,992
Sanmina-SCI Corp. *	10,557	38,533

		253,856

Entertainment & Leisure — 0.4%
Wynn Resorts Ltd. *	2,001	93,407

Food — 0.7%
Whole Foods Market, Inc.	1,242	179,009

Healthcare Services — 0.3%
Lincare Holdings, Inc.	1,794	73,285

Healthcare-Products — 0.8%
Biomet, Inc.	6,279	218,697

Internet Services — 9.1%
Amazon.Com, Inc. *	5,106	203,627
Check Point Software Technologies Ltd. *	4,554	101,828
eBay, Inc. *	18,975	751,410
IAC/InterActiveCorp	6,624	169,574
Symantec Corp. *	23,511	560,737
VeriSign, Inc. *	4,692	110,872
Yahoo!, Inc. *	12,696	469,371

		2,367,419

Media — 2.4%
Comcast Corp. (Class “A” Stock)	17,871	497,350
EchoStar Communications Corp. (Class “A” Stock)	4,140	111,242

		608,592

Medical Supplies & Equipment — 0.4%
Patterson Cos, Inc. *	2,484	102,788

Pharmaceuticals — 4.7%
Celgene Corp. *	3,105	174,191
Express Scripts, Inc.	2,484	187,318
Gilead Sciences, Inc. *	8,418	397,751

Strategic Partners Managed OTC Fund

SCHEDULE OF INVESTMENTS

October 31, 2005

	Shares	Value (Note 2)
Sepracor, Inc. *	1,932	$108,675
Teva Pharmaceutical Industries Ltd., ADR (Israel)	8,970	341,936

		1,209,871

Precious Metals — 0.3%
Dentsply International, Inc.	1,449	79,898

Retail — 7.2%
Bed Bath & Beyond, Inc. *	7,452	301,955
Costco Wholesale, Inc.	4,761	230,242
Dollar Tree Stores, Inc. *	1,932	41,654
PetSmart, Inc.	2,691	63,238
Ross Stores, Inc.	2,691	72,765
Sears Holdings Corp. *	3,243	389,971
Staples, Inc.	9,246	210,161
Starbucks Corp. *	20,010	565,883

		1,875,869

Semiconductors — 12.4%
Altera Corp.	9,798	163,137
Applied Materials, Inc.	15,732	257,690
ATI Technologies, Inc. *	4,692	67,799
Broadcom Corp. (Class “A” Stock) *	4,830	205,082
Intel Corp.	40,020	940,470
Intersil Holding Corp. (Class “A” Stock)	2,898	65,959
KLA-Tencor Corp.	4,485	207,611
Lam Research Corp.	2,622	88,466
Linear Technology Corp.	7,728	256,647
Marvell Technology Group Ltd. *	5,037	233,767
Maxim Integrated Products, Inc.	8,625	299,115
Microchip Technology, Inc.	3,243	97,841
Novellus Systems, Inc. *	2,622	57,317
QLogic Corp.	1,725	52,026
Xilinx, Inc.	8,694	208,221

		3,201,148

Software — 14.5%
Adobe Systems, Inc.	9,039	291,508
BEA Systems, Inc.	6,831	60,249
Citrix Systems, Inc.	3,795	104,628
Electronic Arts, Inc. *	5,727	325,752
Fiserv, Inc. *	4,416	192,891
Intuit, Inc. *	4,278	196,488
Mercury Interactive Corp. *	1,725	60,013
Microsoft Corp.	69,207	1,778,620
Oracle Corp. *	40,434	512,703
Pixar, Inc. *	2,208	$112,012
Siebel Systems Inc.	11,454	118,549

		3,753,413

Telecommunications — 11.4%
Cisco Systems, Inc. *	42,849	747,715
Comverse Technology, Inc. *	3,933	98,718
JDS Uniphase Corp.	35,397	74,334
Juniper Networks, Inc. *	6,900	160,977
Level 3 Communications Inc.	12,972	37,619
MCI, Inc.	6,693	133,191
NTL, Inc.	1,725	105,777
QUALCOMM, Inc.	36,984	1,470,484
Telefonaktiebolaget LM Ericsson (ADR) (Sweden)	2,415	79,236
Tellabs, Inc. *	4,761	45,515

		2,953,566

Textiles — 0.6%
Cintas Corp.	3,795	153,963

Transportation — 0.9%
C.H. Robinson Worldwide, Inc.	3,174	111,915
Expeditors International of Washington, Inc.	1,932	117,215

		229,130

Total Long-Term Investments (Cost $ 17,119,856)		23,964,446

Short-Term Investments — 5.1%
Registered Investment Companies
BlackRock Provident Institutional Funds TempCash Portfolio	661,377	661,377
BlackRock Provident Institutional Funds TempFund Portfolio	661,377	661,377

Total Short-Term Investments (Cost $ 1,322,754)		1,322,754

Total Investments — 97.7% (Cost $18,442,610; Note 5)		25,287,200
Other Assets In Excess of Liabilities(u) — 2.3%		600,362

Net Assets — 100.0%		$25,887,562

The following abbreviations and annotations are used in portfolio descriptions:

ADR	American Depositary Receipt

*	Non-income producing security.

(u)	Other assets in excess of liabilities includes unrealized depreciation on futures contracts as follows:

Number of Contracts	Type	Expiration Month	Value at Trade Date	Value at October 31, 2005	Unrealized Depreciation
Long Position:
41	NASDAQ 100	Dec 05	$6,608,320	$6,504,650	$(103,670	)(1)
61	E-mini NASDAQ 100	Dec 05	1,908,080	1,935,530	27,450

					$(76,220)

(1)	Cash of $798,000 has been segregated with the custodian to cover requirements for open futures contracts at October 31, 2005.

The industry classification of long-term portfolio holdings, short-term investments and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2005 were as follows:

Software	14.5%
Semiconductors	12.4
Telecommunications	11.4
Computers	9.8
Internet Services	9.1
Biotechnology	7.9
Retail	7.2
Pharmaceuticals	4.7
Media	2.4
Commercial Services	2.1
Computer Services & Software	1.2
Broadcasting	1.1
Automobile Manufacturers	1.0
Electronics	1.0
Transportation	0.9
Healthcare-Products	0.8
Distribution/Wholesale	0.7
Food	0.7
Textiles	0.6
Electronic Components & Equipment	0.5
Cable Television	0.4
Entertainment & Leisure	0.4
Medical Supplies & Equipment	0.4
Advertising	0.3
Chemicals	0.3
Healthcare Services	0.3
Precious Metals	0.3
Containers & Packaging	0.2
Short-Term Investments	5.1

97.7
Other Assets In Excess of Liabilities	2.3

Total	100.0%

See Notes to Financial Statements.

Strategic Partners Capital Growth Fund

SCHEDULE OF INVESTMENTS

October 31, 2005

	Shares	Value (Note 2)
Long-Term Investments — 98.7%
Common Stocks
Aerospace — 3.4%
General Dynamics Corp.	124,742	$14,507,494
Lockheed Martin Corp.	111,794	6,770,245

		21,277,739

Computer Hardware — 2.2%
Apple Computer, Inc. *	242,392	13,959,355

Construction — 4.2%
KB Home	102,916	6,725,560
Lennar Corp. (Class “A” Stock) (a)	181,346	10,079,211
MDC Holdings, Inc.	94,161	6,459,445
Toll Brothers, Inc. *	98,922	3,651,211

		26,915,427

Consumer Products & Services — 6.1%
Johnson & Johnson	154,227	9,657,695
Procter & Gamble Co.	523,439	29,307,349

		38,965,044

Electronic Components & Equipment — 3.3%
General Electric Co.	586,859	19,900,389
Harman International Industries, Inc.	7,911	789,992

		20,690,381

Entertainment & Leisure — 1.3%
Wynn Resorts Ltd. *(a)	175,000	8,169,000

Finance Services — 10.8%
Chicago Mercantile Exchange Holding, Inc. (a)	48,339	17,650,986
Countrywide Financial Corp.	476,722	15,145,458
Lehman Brothers Holdings, Inc. (a)	120,018	14,362,554
SLM Corp.	388,255	21,559,800

		68,718,798

Financial — Bank & Trust — 3.2%
UBS AG, ADR (Switzerland)	203,148	17,403,689
UCBH Holdings, Inc.	161,502	2,810,135

		20,213,824

Healthcare Services — 10.5%
Quest Diagnostics, Inc.	236,172	11,031,594
UnitedHealth Group, Inc.	955,794	55,330,915

		66,362,509

Hotels & Motels — 4.3%
Four Seasons Hotels, Inc. (Canada)	281,463	15,094,860
MGM Mirage, Inc. *	319,475	$11,938,781

		27,033,641

Insurance — 1.2%
Progressive Corp.	63,153	7,313,749

Internet Services — 3.4%
Google, Inc. (Class “A” Stock) *(a)	57,584	21,429,310

Machinery & Equipment — 3.0%
Caterpillar, Inc. *	364,581	19,173,315

Medical Supplies & Equipment — 8.0%
Amgen, Inc. *(a)	206,420	15,638,379
Genzyme Corp. *(a)	91,170	6,591,591
Medtronic, Inc. (a)	243,880	13,818,241
Zimmer Holdings, Inc. *	230,050	14,670,289

		50,718,500

Oil & Gas — 0.8%
Halliburton Co.	90,710	5,360,961

Pharmaceuticals — 8.5%
Amylin Pharmaceuticals, Inc. *(a)	110,992	3,729,331
Genentech, Inc. *(a)	553,548	50,151,449

		53,880,780

Railroads — 2.0%
Burlington Northern Santa Fe Corp.	159,371	9,890,564
Union Pacific Corp. (a)	43,494	3,008,915

		12,899,479

Real Estate — 0.9%
St. Joe Co. (The)	83,440	5,502,868

Restaurants — 4.0%
Starbucks Corp. *	359,204	10,158,289
Yum! Brands, Inc.	295,448	15,029,440

		25,187,729

Retail & Merchandising — 8.8%
CVS Corp.	302,871	7,393,081
Home Depot, Inc.	183,729	7,540,238
Lowe’s Cos., Inc. (a)	432,915	26,308,245
Target Corp.	232,205	12,931,497
Walgreen Co.	39,354	1,787,852

		55,960,913

Telecommunications — 4.6%
Motorola, Inc.	518,983	11,500,663
QUALCOMM, Inc.	442,081	17,577,141

		29,077,804

	Shares	Value (Note 2)
Transportation — 4.2%
FedEx Corp. (a)	291,784	$26,823,703

Total Long-Term Investments (Cost $431,394,956)		625,634,829

Short-Term Investments — 23.5%
Money Market Mutual Fund — 22.1%
Dryden Core Investment Fund - Taxable Money Market Series (b)(w)	140,479,036	140,479,036

Registered Investment Companies — 1.4%
BlackRock Provident Institutional Funds TempCash Portfolio	4,451,101	4,451,101
BlackRock Provident Institutional Funds TempFund Portfolio	4,451,100	4,451,100

		8,902,201

Total Short-Term Investments (Cost $149,381,237)		149,381,237

Total Investments — 122.2% (Cost $580,776,193; Note 5)		775,016,066
Liabilities In Excess of Other Assets (includes cash collateral for securities on loan of $140,479,036) — (22.2%)		(140,916,310)

Net Assets — 100.0%		$634,099,756

The following abbreviations and annotations are used in portfolio descriptions:

ADR	American Depositary Receipt

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities is $138,269,599; cash collateral of $ 140,479,036 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral for securities on loan.

(w)	Prudential Investments LLC, the manager of the Fund also serves as manager of the Dryden Core Investment Fund- Taxable Money Market Series.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2005 were as follows:

Finance Services	10.8%
Healthcare Services	10.5
Retail & Merchandising	8.8
Pharmaceuticals	8.5
Medical Supplies & Equipment	8.0
Consumer Products & Services	6.1
Telecommunications	4.6
Hotels & Motels	4.3
Construction	4.2
Transportation	4.2
Restaurants	4.0
Aerospace	3.4
Internet Services	3.4
Electronic Components & Equipment	3.3
Financial - Bank & Trust	3.2
Machinery & Equipment	3.0
Computer Hardware	2.2
Railroads	2.0
Entertainment & Leisure	1.3
Insurance	1.2
Real Estate Investment Trust	0.9
Oil & Gas	0.8
Short-Term Investments (22.1% represents investment purchased with collateral received from securities on loan)	23.5

122.2
Liabilities In Excess of Other Assets	–22.2

Total	100.0%

See Notes to Financial Statements.

Strategic Partners Concentrated Growth Fund

SCHEDULE OF INVESTMENTS

October 31, 2005

	Shares	Value (Note 2)
Long-Term Investments — 100.4%
Common Stocks
Beverages — 4.4%
PepsiCo, Inc.	219,800	$12,985,784

Broadcast & Cable/Satellite TV — 6.9%
Clear Channel Communications, Inc.	155,720	4,737,003
Univision Communications, Inc. (Class “A” Stock) *(a)	482,017	12,599,924
Westwood One, Inc. *	161,900	2,995,150

		20,332,077

Commercial Services — 10.9%
Cendant Corp.	568,210	9,898,218
McGraw-Hill Cos., Inc.	366,380	17,930,637
Moody’s Corp.	82,000	4,367,320

		32,196,175

Computer Hardware — 2.3%
Dell, Inc. *	214,500	6,838,260

Computer Services & Software — 12.9%
Electronic Arts, Inc. *(a)	118,620	6,747,106
First Data Corp.	397,900	16,095,055
Microsoft Corp.	598,626	15,384,688

		38,226,849

Financials — 10.9%
Freddie Mac	345,500	21,196,425
Schwab, (Charles) Corp.	720,340	10,949,168

		32,145,593

Food — 1.7%
Wrigley, (Wm., Jr.) Co. *	73,100	5,080,450

Gaming/Lodging — 6.7%
Carnival Corp.	122,510	6,085,072
Harrah’s Entertainment, Inc.	177,920	10,760,602
Starwood Hotels & Resorts Worldwide, Inc.	49,485	2,891,408

		19,737,082

Internet & Online — 2.6%
Google, Inc. (Class “A” Stock) *	20,720	7,710,741

Medical Supplies & Equipment — 5.8%
Medtronic, Inc. (a)	129,850	7,357,301
Stryker Corp.	145,750	5,985,953
Zimmer Holdings, Inc. *	60,420	3,852,983

		17,196,237

Movies & Entertainment — 7.0%
Time Warner, Inc. *	355,126	$6,331,897
Viacom, Inc. (Class “B” Stock)	463,190	14,344,994

		20,676,891

Networking/Telecom Equipment — 2.3%
Cisco Systems, Inc. *	384,100	6,702,545

Oil & Gas — 6.6%
Schlumberger Ltd.	179,920	16,331,338
Suncor Energy, Inc.	61,760	3,312,189

		19,643,527

Pharmacy Benefit Manager — 6.1%
Caremark Rx, Inc. *	222,760	11,672,624
Medco Health Solutions, Inc. *	112,200	6,339,300

		18,011,924

Retailing — 2.9%
Lowe’s Cos., Inc.	141,200	8,580,724

Semiconductors — 6.7%
Linear Technology Corp.	158,690	5,270,095
Qualcomm, Inc.	365,000	14,512,400

		19,782,495

Telecommunications — 3.7%
American Tower Corp. (Class “A” Stock)	202,970	4,840,834
Crown Castle International Corp. *	254,450	6,239,114

		11,079,948

Total Long-Term Investments (Cost $262,149,819)		296,927,302

Short-Term Investment — 7.7%
Money Market Mutual Fund
Dryden Core Investment Fund - Taxable Money Market Series (b)(w) (Cost $22,634,620)	22,634,620	22,634,620

Total Investments — 108.1% (Cost $284,784,439; Note 5)		319,561,922
Liabilities In Excess of Other Assets (includes cash collateral for securities on loan of $22,634,620) — (8.1%)		(23,843,994)

Net Assets — 100.0%		$295,717,928

The following annotations are used in portfolio descriptions:

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities is $22,049,818; cash collateral of $22,634,620 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral for securities on loan.

(w)	Prudential Investments LLC, the manager of the Fund also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2005 were as follows:

Computer Services & Software	12.9%
Commercial Services	10.9
Financials	10.9
Movies & Entertainment	7.0
Broadcast & Cable/Satellite TV	6.9
Gaming/Lodging	6.7
Semiconductors	6.7
Oil & Gas	6.6
Pharmacy Benefit Manager	6.1
Medical Supplies & Equipment	5.8
Beverages	4.4
Telecommunications	3.7
Retailing	2.9
Internet & Online	2.6
Computer Hardware	2.3
Networking/Telecom Equipment	2.3
Food	1.7
Short-Term Investments (Entire portion represents investment purchased with collateral received from securities on loan)	7.7

108.1
Liabilities In Excess of Other Assets	–8.1

Total	100.0%

See Notes to Financial Statements.

Strategic Partners Core Value Fund

SCHEDULE OF INVESTMENTS

October 31, 2005

	Shares	Value (Note 2)
Long-Term Investments — 99.6%
Common Stocks
Advertising — 0.5%
Interpublic Group of Cos., Inc. (The) *	20,700	$213,831

Aerospace — 1.5%
Boeing Co. *	6,100	394,304
Goodrich Corp.	8,975	323,728

		718,032

Automotive Parts — 1.7%
American Axle & Manufacturing Holdings, Inc.	3,700	80,660
Autoliv, Inc.	3,500	150,360
BorgWarner, Inc.	4,000	231,960
Cooper Tire & Rubber Co.	5,600	76,496
Dana Corp.	7,275	54,635
Lear Corp.	3,225	98,234
Magna International, Inc. (Class “A” Stock)	1,700	118,524

		810,869

Beverages — 0.7%
Molson Coors Brewing Co. (Class “B” Stock)	1,000	61,700
PepsiCo, Inc.	4,700	277,676

		339,376

Building Materials — 1.1%
Martin Marietta Materials, Inc.	3,500	276,185
Vulcan Materials Co.	3,400	221,000

		497,185

Cable Television — 0.8%
Comcast Corp. (Class “A” Stock) *	13,500	375,705

Chemicals — 0.5%
DuPont, (E.I.) de Nemours & Co.	1,100	45,859
PPG Industries, Inc.	3,200	191,904

		237,763

Clothing & Apparel — 0.6%
Jones Apparel Group, Inc.	7,000	190,960
VF Corp.	1,900	99,275

		290,235

Computer Hardware — 2.5%
Hewlett-Packard Co.	36,500	1,023,460
International Business Machines Corp.	2,000	$163,760

		1,187,220

Computer Services & Software — 1.3%
Electronic Data Systems Corp.	15,400	358,974
Microsoft Corp.	10,300	264,710

		623,684

Conglomerates — 4.9%
Altria Group, Inc.	14,100	1,058,205
General Electric Co.	28,400	963,044
Textron, Inc.	3,500	252,140

		2,273,389

Consumer Products & Services — 1.9%
Clorox Co.	5,600	303,072
Newell Rubbermaid, Inc.	12,800	294,272
UST, Inc.	7,100	293,869

		891,213

Containers & Packaging — 0.7%
Owens-Illinois, Inc. *	10,450	198,968
Smurfit-Stone Container Corp. *	12,550	132,528

		331,496

Electronic Components & Equipment — 2.0%
Agere Systems, Inc. *	11,900	123,760
Arrow Electronics, Inc. *	3,900	115,089
Celestica, Inc. *	13,000	124,280
Flextronics International Ltd. * (Singapore)	13,800	128,202
Hubbell, Inc. (Class “B” Stock) *	3,875	186,620
Sanmina-SCI Corp. *	35,100	128,115
Solectron Corp. *	36,500	128,845

		934,911

Entertainment & Leisure — 1.9%
Disney, (Walt) Co.	1,900	46,303
Time Warner, Inc. *	42,300	754,209
Viacom, Inc. (Class “B” Stock) *	2,200	68,134

		868,646

Farming & Agriculture — 0.5%
Bunge Ltd. (Bermuda)	4,500	233,730

Financial — Bank & Trust — 10.6%
Bank of America Corp.	38,000	1,662,120
BB&T Corp.	4,600	194,764
Comerica, Inc.	5,675	327,901

	Shares	Value (Note 2)
Huntington Bancshares, Inc.	13,300	$309,358
National City Corp.	10,925	352,113
SunTrust Banks, Inc.	6,025	436,692
U.S. Bancorp	10,300	304,674
Wachovia Corp.	17,861	902,338
Wells Fargo & Co.	7,800	469,560

		4,959,520

Financial Services — 15.6%
Citigroup, Inc.	47,900	2,192,862
Countrywide Financial Corp.	3,700	117,549
Fannie Mae	12,225	580,932
Freddie Mac	5,900	361,965
Goldman Sachs Group, Inc.	5,000	631,850
J.P. Morgan Chase & Co.	23,000	842,260
KeyCorp	10,450	336,908
Lehman Brothers Holdings, Inc.	3,300	394,911
Mellon Financial Co.	10,800	342,252
Merrill Lynch & Co., Inc.	7,400	479,076
Morgan Stanley Dean Witter & Co.	6,800	369,988
PNC Financial Services Group	2,500	151,775
Washington Mutual, Inc.	13,012	515,275

		7,317,603

Food — 1.4%
Archer-Daniels-Midland Co.	2,200	53,614
Safeway, Inc.	9,000	209,340
Sara Lee Corp.	8,800	157,080
Unilever NV, (Netherlands)	3,600	253,116

		673,150

Healthcare Providers & Services — 0.2%
Tenet Healthcare Corp. *	13,200	111,144

Healthcare Services — 1.3%
HCA, Inc.	2,200	106,018
Medco Health Solutions, Inc. *	8,700	491,550

		597,568

Industrial Products — 1.5%
Cooper Industries Ltd. (Class “A” Stock) (Bermuda)	3,200	226,848
Crane Co.	4,400	136,224
Ingersoll-Rand Co. Ltd. (Class “A” Stock)	2,200	83,138
SPX Corp.	5,400	232,308

		678,518

Insurance — 8.0%
ACE Ltd. (Cayman Island)	2,500	130,250
Allstate Corp.	5,700	300,903
American International Group, Inc.	8,800	$570,240
Chubb Corp.	4,300	399,771
Genworth Financial, Inc. (Class “A” Stock)	10,800	342,252
Hartford Financial Services Group, Inc. (The)	6,600	526,350
MetLife, Inc.	7,400	365,634
MGIC Investment Corp.	1,700	100,708
PartnerRe Ltd. (Bermuda)	400	25,488
RenaissanceRe Holdings Ltd. (Bermuda)	4,800	181,680
St. Paul Travelers Cos., Inc. (The)	12,317	554,635
Torchmark Corp.	850	44,905
XL Capital Ltd. (Class “A” Stock) (Cayman Islands)	3,100	198,586

		3,741,402

Machinery & Equipment — 0.7%
Eaton Corp.	5,500	323,565

Medical Supplies & Equipment — 0.5%
AmerisourceBergen Corp.	2,800	213,556

Oil & Gas — 15.2%
BP PLC, ADR (United Kingdom)	4,300	285,520
ChevronTexaco Corp.	17,000	970,190
ConocoPhillips	17,800	1,163,764
Diamond Offshore Drilling, Inc.	6,400	361,344
Exxon Mobil Corp.	49,650	2,787,351
GlobalSantaFe Corp.	7,400	329,670
Marathon Oil Corp.	7,400	445,184
Occidental Petroleum Corp.	6,350	500,888
Rowan Cos., Inc. *	7,800	257,322

		7,101,233

Paper & Forest Products — 0.6%
Temple-Inland, Inc.	7,600	279,908

Pharmaceuticals — 4.5%
Bristol-Meyers Squibb Co.	3,800	80,446
Lilly, (Eli) & Co.	5,000	248,950
Merck & Co., Inc.	22,500	634,950
Pfizer, Inc.	52,500	1,141,350

		2,105,696

Railroads — 2.2%
Burlington Northern Santa Fe Corp.	8,225	510,443
CSX Corp.	8,300	380,223
Norfolk Southern Corp.	4,000	160,800

		1,051,466

Strategic Partners Core Value Fund

SCHEDULE OF INVESTMENTS

October 31, 2005

	Shares	Value (Note 2)
Restaurants — 1.0%
McDonald’s Corp.	15,000	$474,000

Retail & Merchandising — 3.7%
Kroger Co. (The) *	20,200	401,980
Limited Brands, Inc.	14,600	292,146
Nordstrom, Inc.	4,000	138,600
Office Depot, Inc. *	14,600	401,938
SUPERVALU, Inc.	6,600	207,438
Target Corp.	4,900	272,881

		1,714,983

Semiconductors — 0.5%
Intel Corp.	10,000	235,000

Telecommunications — 6.7%
ADC Telecommunications, Inc. *	8,628	150,559
BellSouth Corp.	4,900	127,498
Corning, Inc. *	13,400	269,206
Crown Castle International Corp. *	10,200	250,104
Nokia Corp. (Class “A” Stock), ADR (Finland)	14,800	248,936
Nortel Networks Corp. * (Canada)	8,500	27,625
SBC Communications, Inc.	15,100	360,135
Sprint Corp.	28,450	663,170
Tellabs, Inc. *	11,700	111,852
Verizon Communications, Inc.	29,350	924,818

		3,133,903

Utilities — 2.3%
American Electric Power Co., Inc.	9,775	371,060
Constellation Energy Group, Inc.	3,100	169,880
Edison International	2,400	105,024
Entergy Corp.	5,100	360,672
Wisconsin Energy Corp.	400	15,132
Xcel Energy, Inc.	2,600	47,658

		1,069,426

Total Long-Term Investments (Cost $39,048,165)		46,608,926

Short-Term Investments — 0.3%
Registered Investment Companies
BlackRock Provident Institutional Funds TempCash Portfolio	62,174	$62,174
BlackRock Provident Institutional Funds TempFund Portfolio	62,174	62,174

Total Short-Term Investments (Cost $124,348)		124,348

Total Investments — 99.9% (Cost $39,172,513; Note 5)		46,733,274
Other Assets In Excess of Liabilities — 0.1%		37,310

Net Assets — 100.0%		$46,770,584

The following abbreviations and annotations are used in portfolio descriptions:

ADR American Depositary Receipt

*	Non-income producing security.

The industry classification of long-term portfolio holdings, short-term investments and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2005 were as follows:

Financial Services	15.6%
Oil & Gas	15.2
Financial - Bank & Trust	10.6
Insurance	8.0
Telecommunications	6.7
Conglomerates	4.9
Pharmaceuticals	4.5
Retail & Merchandising	3.7
Computer Hardware	2.5
Utilities	2.3
Railroads	2.2
Electronic Components & Equipment	2.0
Consumer Products & Services	1.9
Entertainment & Leisure	1.9
Automotive Parts	1.7
Aerospace	1.5
Industrial Products	1.5
Food	1.4
Computer Services & Software	1.3
Healthcare Services	1.3
Building Materials	1.1
Restaurants	1.0
Cable Television	0.8
Beverages	0.7
Containers & Packaging	0.7
Machinery & Equipment	0.7
Clothing & Apparel	0.6
Paper & Forest Products	0.6
Advertising	0.5
Chemicals	0.5
Farming & Agriculture	0.5
Medical Supplies & Equipment	0.5
Semiconductors	0.5
Healthcare Providers & Services	0.2
Short-Term Investments	0.3

99.9
Other Assets In Excess of Liabilities	0.1

Total	100.0%

See Notes to Financial Statements.

Strategic Partners Large Cap Core Fund

SCHEDULE OF INVESTMENTS

October 31, 2005

	Shares	Value (Note 2)
Long-Term Investments — 99.8%
Common Stocks
Advertising — 0.1%
Interpublic Group of Cos., Inc. (The) *	13,110	$135,426

Aerospace — 2.2%
Boeing Co. *	14,500	937,280
Goodrich Corp.	7,500	270,525
Lockheed Martin Corp.	10,200	617,712
Northrop Grumman Corp.	10,600	568,690
United Technologies Corp.	15,910	815,865

		3,210,072

Automobile Manufacturers — 0.9%
Ford Motor Co.	70,400	585,728
General Motors Corp. (a)	26,300	720,620

		1,306,348

Automotive Parts — 0.4%
BorgWarner, Inc.	6,950	403,031
Dana Corp.	25,900	194,509

		597,540

Beverages — 1.3%
Coca-Cola Co.	19,500	834,210
PepsiCo, Inc.	18,234	1,077,265

		1,911,475

Broadcasting — 0.3%
Univision Communications, Inc. (Class “A” Stock) *	16,990	444,119

Building Materials — 0.6%
American Standard Cos., Inc.	15,000	570,600
Masco Corp.	12,310	350,835

		921,435

Cable Television — 0.4%
Comcast Corp. (Class “A” Stock)	22,200	617,826

Chemicals — 1.3%
Ashland, Inc.	7,900	422,729
Dow Chemical Co.	6,800	311,848
DuPont, (E.I.) de Nemours & Co.	6,000	250,140
Lubrizol Corp.	11,450	476,206
PPG Industries, Inc.	6,300	377,811

		1,838,734

Clothing & Apparel — 0.4%
VF Corp.	10,912	570,152

Computer Hardware — 3.9%
Apple Computer, Inc. *	6,090	350,723
Dell, Inc. *	71,900	$2,292,172
Hewlett-Packard Co.	58,625	1,643,845
Ingram Micro, Inc. (Class “A” Stock) *	11,200	202,720
International Business Machines Corp.	14,070	1,152,052

		5,641,512

Computer Services & Software — 4.4%
Electronic Data Systems Corp.	10,600	247,086
EMC Corp. *	58,470	816,241
Microsoft Corp.	147,500	3,790,750
Oracle Corp. *	72,100	914,228
Tech Data Corp. *	11,200	387,968
Unisys Corp. *	49,150	251,157

		6,407,430

Conglomerates — 5.4%
General Electric Co.	180,200	6,110,582
Honeywell International, Inc.	6,000	205,200
Textron, Inc.	6,900	497,076
Tyco International Ltd.	42,490	1,121,311

		7,934,169

Construction — 0.5%
Centex Corp.	6,600	424,710
Pulte Homes, Inc.	8,000	302,320

		727,030

Consumer Products & Services — 5.7%
Colgate-Palmolive Co.	27,670	1,465,403
Fortune Brands, Inc.	7,100	539,387
Johnson & Johnson	28,895	1,809,405
Procter & Gamble Co.	54,460	3,049,216
Reckitt Benckiser PLC (United Kingdom)	19,390	585,849
Reynolds, (R.J.) Tobacco Holdings, Inc. (a)	8,500	722,500
Whirlpool Corp.	2,600	204,100

		8,375,860

Containers & Packaging — 0.2%
Sonoco Products Co.	9,900	280,170

Education — 0.2%
Strayer Education, Inc.	3,900	349,089

Electronic Components & Equipment — 1.2%
Agere Systems, Inc. *	6,700	69,680
Arrow Electronics, Inc. *	6,500	191,815
Eastman Kodak Co.	17,500	383,250
Emerson Electric Co.	3,000	208,650

	Shares	Value (Note 2)
Flextronics International Ltd. *	9,700	$90,113
Hubbell, Inc. (Class “B” Stock)	6,000	288,960
Solectron Corp. *	95,600	337,468
Vishay Intertechnology, Inc. *	9,500	107,730

		1,677,666

Energy — Energy Resources — 0.2%
Noble Energy, Inc.	8,600	344,430

Entertainment & Leisure — 2.3%
Carnival Corp.	8,600	427,162
Disney, (Walt) Co.	25,360	618,023
Time Warner, Inc. *	99,500	1,774,085
Viacom, Inc. (Class “B” Stock)	15,933	493,445

		3,312,715

Farming & Agriculture — 0.3%
Bunge Ltd. (Bermuda)	8,400	436,296

Financial — Bank & Trust — 6.0%
Bank of America Corp. (a)	79,704	3,486,253
Comerica, Inc.	9,500	548,910
Commerce Bancorp, Inc. (a)	15,600	475,332
Huntington Bancshares, Inc.	5,000	116,300
National City Corp. (a)	29,300	944,339
SunTrust Banks, Inc.	9,200	666,816
U.S. Bancorp	11,406	337,390
Wachovia Corp.	28,900	1,460,028
Wells Fargo & Co.	12,260	738,052

		8,773,420

Financial Services — 10.5%
American Express Co.	22,080	1,098,922
Bank of New York Co., Inc. (The)	5,800	181,482
Citigroup, Inc.	97,673	4,471,470
Fannie Mae	3,825	181,764
Goldman Sachs Group, Inc.	13,380	1,690,830
JP Morgan Chase & Co.	59,742	2,187,752
KeyCorp	15,900	512,616
Legg Mason, Inc.	6,200	665,322
Lehman Brothers Holdings, Inc.	8,070	965,737
Merrill Lynch & Co., Inc.	32,900	2,129,946
Morgan Stanley Dean Witter & Co.	15,600	848,796
PNC Financial Services Group	7,700	467,467

		15,402,104

Food — 0.7%
Albertson’s, Inc.	2,500	62,775
Archer-Daniels-Midland Co.	11,438	278,744
Wrigley, (Wm., Jr.) Co.	8,800	611,600

		953,119

Healthcare Services — 3.1%
Caremark Rx, Inc. *	24,800	$1,299,520
HCA, Inc.	8,100	390,339
Health Management Associates, Inc. (Class “A” Stock)	29,700	635,877
UnitedHealth Group, Inc.	39,200	2,269,288

		4,595,024

Industrial Products — 0.6%
Cooper Industries Ltd. (Class “A” Stock) (Bermuda)	5,800	411,162
Ingersoll-Rand Co. Ltd. (Class “A” Stock)	12,000	453,480

		864,642

Insurance — 6.5%
ACE Ltd. (Cayman Islands) (a)	12,600	656,460
AFLAC, Inc.	6,200	296,236
American International Group, Inc.	56,799	3,680,575
Axis Capital Holdings Ltd. (Bermuda)	16,150	418,769
Chubb Corp.	4,475	416,041
Hartford Financial Services Group, Inc. (The)	3,200	255,200
Lincoln National Corp.	13,000	657,930
Loews Corp. *	4,100	381,218
St. Paul Travelers Cos., Inc. (The)	20,697	931,986
UnumProvident Corp.	25,100	509,279
Wellpoint, Inc. *	11,000	821,480
XL Capital Ltd. (Class “A” Stock) (a)	7,500	480,450

		9,505,624

Internet Services — 2.7%
eBay, Inc. *	38,430	1,521,828
McAfee, Inc. *	15,200	456,456
Yahoo!, Inc. *	53,630	1,982,701

		3,960,985

Machinery & Equipment — 0.6%
Caterpillar, Inc. *	8,160	429,134
Eaton Corp.	8,000	470,640

		899,774

Medical Supplies — 0.2%
Dade Behring Holdings, Inc.	9,400	338,494

Medical Supplies & Equipment — 3.2%
Abbott Laboratories	18,000	774,900
Alcon, Inc. (Switzerland)	4,800	637,920
Amgen, Inc. *	22,980	1,740,965

Strategic Partners Large Cap Core Fund

SCHEDULE OF INVESTMENTS

October 31, 2005

	Shares	Value (Note 2)
Guidant Corp.	2,870	$180,810
Medtronic, Inc. (a)	5,030	285,000
St. Jude Medical, Inc. *	20,000	961,400
Synthes, Inc. (Switzerland)	970	102,691

		4,683,686

Metals & Mining — 0.4%
Alcan, Inc. (Canada)	3,700	117,253
Novelis, Inc. (Canada)	740	14,585
United States Steel Corp.	12,800	467,584

		599,422

Oil & Gas — 9.3%
Baker Hughes, Inc.	6,100	335,256
BP PLC, ADR (United Kingdom)	5,495	364,868
ChevronTexaco Corp. (a)	37,494	2,139,782
ConocoPhillips	18,640	1,218,683
Diamond Offshore Drilling, Inc.	5,000	282,300
El Paso Corp.	14,900	176,714
EOG Resources, Inc.	5,790	392,446
Exxon Mobil Corp.	79,400	4,457,516
FMC Technologies, Inc. *	6,000	218,760
Halliburton Co.	3,000	177,300
Marathon Oil Corp.	6,500	391,040
Nabors Industries Ltd. (Bermuda) *	10,100	693,163
Noble Corp. (Cayman Islands) (a)	8,620	554,956
Occidental Petroleum Corp.	3,900	307,632
Total Fina SA, ADR (France)	3,960	499,039
Transocean, Inc. (Cayman Islands) *	6,340	364,487
Valero Energy Corp.	2,800	294,672
XTO Energy, Inc.	17,600	764,896

		13,633,510

Personal Services — 0.3%
Apollo Group, Inc. (Class “A” Stock) *	7,300	460,046

Pharmaceuticals — 3.8%
Bristol-Meyers Squibb Co.	18,400	389,528
Genentech, Inc. *	4,500	407,700
Gilead Sciences, Inc. *	21,440	1,013,040
Lilly, (Eli) & Co. (a)	32,660	1,626,141
Merck & Co., Inc.	4,700	132,634
Pfizer, Inc.	53,580	1,164,829
Roche Holding AG (Switzerland)	2,770	413,776
Wyeth	10,080	449,165

		5,596,813

Printing & Publishing — 0.2%
Donnelley, (R.R.) & Sons Co.	7,300	255,646

Railroads — 0.6%
Burlington Northern Santa Fe Corp.	4,100	$254,446
CSX Corp.	12,300	563,463

		817,909

Restaurants — 0.5%
McDonald’s Corp.	10,000	316,000
Outback Steakhouse, Inc. *	9,200	346,472

		662,472

Retail & Merchandising — 5.4%
Home Depot, Inc.	51,700	2,121,768
Kohl’s Corp. *	4,900	235,837
Limited Brands, Inc.	18,500	370,185
Lowe’s Cos., Inc.	27,300	1,659,021
SUPERVALU, Inc.	7,400	232,582
Target Corp.	34,770	1,936,341
TJX Cos., Inc.	28,990	624,155
Wal-Mart Stores, Inc.	8,370	395,985
Williams-Sonoma, Inc. *	9,900	387,189

		7,963,063

Semiconductors — 2.4%
Broadcom Corp. (Class “A” Stock) *	11,000	467,060
Intel Corp.	68,500	1,609,750
Marvell Technology Group Ltd. *	14,410	668,768
Texas Instruments, Inc.	24,720	705,756

		3,451,334

Software — 1.0%
Electronic Arts, Inc. *	20,380	1,159,214
Fiserv, Inc. *	8,300	362,544

		1,521,758

Telecommunications — 5.5%
BellSouth Corp.	26,400	686,928
Cisco Systems, Inc. *	54,850	957,133
Corning, Inc. *	21,500	431,935
Motorola, Inc.	30,700	680,312
QUALCOMM, Inc.	27,950	1,111,292
SBC Communications, Inc.	47,200	1,125,720
Sprint Corp.	58,895	1,372,842
Tellabs, Inc. *	20,300	194,068
Verizon Communications, Inc.	37,672	1,187,045
Vodafone Group PLC, ADR (United Kingdom)	13,032	342,220

		8,089,495

Tobacco — 2.1%
Altria Group, Inc.	41,860	3,141,593

	Shares	Value (Note 2)
Transportation — 1.1%
FedEx Corp.	2,900	$266,597
United Parcel Service, Inc. (Class “B” Stock)	18,300	1,334,802

		1,601,399

Utilities — 0.9%
DTE Energy Co.	9,500	410,400
Entergy Corp.	1,210	85,571
Exelon Corp.	6,360	330,910
Progress Energy, Inc.	6,200	270,258
Sempra Energy *	6,100	270,230

		1,367,369

Total Long-Term Investments (Cost $121,981,945)		146,178,195

Short-Term Investments — 8.2%
Money Market Mutual Fund — 8.0%
Dryden Core Investment Fund - Taxable Money Market Series (b)(w)	11,774,635	11,774,635

Registered Investment Companies — 0.2%
BlackRock Provident Institutional Funds TempCash Portfolio	104,355	104,355
BlackRock Provident Institutional Funds TempFund Portfolio	104,355	104,355

		208,710

Total Short-Term Investments (Cost $11,983,345)		11,983,345

Total Investments — 108.0% (Cost $133,965,290; Note 5)		158,161,540
Liabilities In Excess of Other Assets (includes cash collateral for securities on loan of $11,774,635) — (8.0%)		(11,688,316)

Net Assets — 100.0%		$146,473,224

The following abbreviations and annotations are used in portfolio descriptions:

ADR	American Depositary Receipt

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities is $11,506,805; cash collateral of $11,774,635 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral for securities on loan.

(w)	Prudential Investments LLC, the manager of the Fund also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

Strategic Partners Large Cap Core Fund

SCHEDULE OF INVESTMENTS

October 31, 2005

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2005 were as follows:

Financial Services	10.5%
Oil & Gas	9.3
Insurance	6.5
Financial - Bank & Trust	6.0
Consumer Products & Services	5.7
Telecommunications	5.5
Conglomerates	5.4
Retail & Merchandising	5.4
Computer Services & Software	4.4
Computer Hardware	3.9
Pharmaceuticals	3.8
Medical Supplies & Equipment	3.2
Healthcare Services	3.1
Internet Services	2.7
Semiconductors	2.4
Entertainment & Leisure	2.3
Aerospace	2.2
Tobacco	2.1
Beverages	1.3
Chemicals	1.3
Electronic Components & Equipment	1.2
Transportation	1.1
Software	1.0
Automobile Manufacturers	0.9
Utilities	0.9
Food	0.7
Building Materials	0.6
Industrial Products	0.6
Machinery & Equipment	0.6
Railroads	0.6
Construction	0.5
Restaurants	0.5
Automotive Parts	0.4
Cable Television	0.4
Clothing & Apparel	0.4
Metals & Mining	0.4
Broadcasting	0.3
Farming & Agriculture	0.3
Personal Services	0.3
Containers & Packaging	0.2
Education	0.2
Energy - Energy Resources	0.2
Medical Supplies	0.2
Printing & Publishing	0.2
Advertising	0.1
Short-Term Investments (8.0% represents investment purchased with collateral received from securities on loan)	8.2

108.0
Liabilities In Excess of Other Assets	–8.0

Total	100.0%

See Notes to Financial Statements.

Strategic Partners Equity Income Fund

SCHEDULE OF INVESTMENTS

October 31, 2005

	Shares	Value (Note 2)
Long-Term Investments — 99.4%
Common Stocks
Aerospace & Defense — 3.0%
Honeywell International, Inc.	74,000	$2,530,800
Lockheed Martin Corp.	22,200	1,344,432
Raytheon Co.	41,600	1,537,120
United Technologies Corp.	70,470	3,613,702

		9,026,054

Automobile Manufacturers — 0.3%
General Motors Corp.	34,700	950,780

Beverages — 1.3%
Anheuser-Busch Cos., Inc.	39,200	1,617,392
Coca-Cola Co.	50,400	2,156,112

		3,773,504

Building Materials — 0.4%
American Standard Cos., Inc.	30,911	1,175,854

Chemicals — 1.3%
Dow Chemical Co.	24,500	1,123,570
E.I. Du Pont de Nemours & Co.	44,675	1,862,501
Hercules, Inc. *	94,400	1,051,616

		4,037,687

Commercial Services — 0.7%
Waste Management, Inc.	70,100	2,068,651

Computer Services & Software — 5.4%
Fiserv, Inc. *	27,525	1,202,292
Hewlett-Packard Co.	68,600	1,923,544
International Business Machines Corp.	31,900	2,611,972
Microsoft Corp.	326,500	8,391,050
Oracle Corp. *	178,200	2,259,576

		16,388,434

Conglomerates — 0.5%
Tyco International Ltd.	55,200	1,456,728

Construction
Pulte Homes, Inc.	3,483	131,623

Consumer Products & Services — 3.0%
Avon Products, Inc.	94,400	2,547,856
Colgate-Palmolive Co.	24,300	1,286,928
Fortune Brands, Inc.	17,050	1,295,288
Newell Rubbermaid, Inc.	73,400	1,687,466
Procter & Gamble Co.	41,715	2,335,623

		9,153,161

Entertainment & Leisure — 0.6%
Carnival Corp.	36,450	1,810,471
Royal Caribbean Cruises Ltd.	2,570	$106,501

		1,916,972

Financial — Bank & Trust — 6.4%
Bank of America Corp.	176,900	7,737,606
Fifth Third Bancorp	53,100	2,133,027
Goldman Sachs Group, Inc.	9,778	1,235,646
Mellon Financial Corp.	63,000	1,996,470
North Fork Bancorporation, Inc.	24,793	628,254
State Street Corp.	40,600	2,242,338
U.S. Bancorp	93,600	2,768,688
Wachovia Corp.	12,150	613,818

		19,355,847

Financial Services — 13.0%
American Express Co.	42,200	2,100,294
Ameriprise Financial, Inc.	33,940	1,263,247
Citigroup, Inc.	207,800	9,513,084
Fannie Mae	156,800	7,451,136
Franklin Resources, Inc.	8,600	759,982
JPMorgan Chase & Co.	282,300	10,337,826
Merrill Lynch & Co., Inc.	50,600	3,275,844
Morgan Stanley Dean Witter & Co.	58,300	3,172,103
Schwab, (Charles) Corp.	93,300	1,418,160

		39,291,676

Food — 1.0%
Campbell Soup Co.	48,500	1,411,350
General Mills, Inc.	26,600	1,283,716
Unilever NV	4,200	295,302

		2,990,368

Healthcare Services — 2.1%
Health Management Associates, Inc. (Class “A” Stock)	92,565	1,981,817
WellPoint, Inc. *	60,264	4,500,515

		6,482,332

Hotels & Motels — 0.3%
Hilton Hotels Corp.	46,575	905,884

Insurance — 8.1%
ACE Ltd.	74,925	3,903,593
American International Group, Inc.	151,500	9,817,200
Axis Capital Holdings Ltd. (Bermuda)	69,579	1,804,183
Genworth Financial, Inc. (Class “A” Stock)	19,500	617,955
Hartford Financial Service Group, Inc.	20,800	1,658,800
Marsh & McLennan Cos., Inc.	115,000	3,352,250

Strategic Partners Equity Income Fund

SCHEDULE OF INVESTMENTS

October 31, 2005

	Shares	Value (Note 2)
Metlife, Inc.	19,845	$980,541
St. Paul Travelers Cos., Inc. (The)	49,700	2,237,991

		24,372,513

Media — 9.1%
Comcast Corp. (Class “A” Stock)	15,000	417,450
Comcast Corp. (Special Class “A” Stock) *	105,700	2,897,237
Dow Jones & Co., Inc.	33,300	1,129,203
Liberty Media Corp. (Class “A” Stock) *	247,100	1,969,387
New Corp.	255,150	3,635,888
New York Times Co. (Class “A” Stock)	51,000	1,389,240
Time Warner, Inc. *	433,800	7,734,654
Viacom, Inc. (Class “B” Stock)	174,700	5,410,459
Walt Disney Co. (The)	78,500	1,913,045
Westwood One, Inc. *	60,750	1,123,875

		27,620,438

Medical Supplies & Equipment — 1.5%
Boston Scientific Corp. *	121,500	3,052,080
Forest Laboratories, Inc. *	21,345	809,189
Zimmer Holdings, Inc. *	10,530	671,498

		4,532,767

Metals & Mining — 0.5%
Nucor Corp.	22,600	1,352,610

Oil & Gas — 15.0%
Air Products & Chemicals, Inc.	93,313	5,341,236
Amerada Hess Corp.	15,700	1,964,070
Apache Corp.	2,916	186,128
Baker Hughes, Inc.	78,900	4,336,344
BP PLC, ADR (United Kingdom)	22,032	1,462,925
Chevron Corp.	116,100	6,625,827
ConocoPhillips	42,201	2,759,101
Exxon Mobil Corp.	139,200	7,814,688
Marathon Oil Corp.	21,627	1,301,080
Nabors Industries Ltd. *	32,562	2,234,730
NiSource, Inc. *	102,600	2,426,490
Noble Energy, Inc.	46,251	1,852,353
Royal Dutch Shell PLC, ADR (United Kingdom)	25,100	1,557,204
Schlumberger Ltd.	4,050	367,619
Sempra Energy *	18,792	832,486
Total SA, ADR (France)	33,400	4,209,068

		45,271,349

Paper & Forest Products — 0.9%
Bowater, Inc.	27,400	726,100
International Paper Co.	71,500	$2,086,370

		2,812,470

Pharmaceuticals — 4.4%
Bristol-Meyers Squibb Co.	66,700	1,412,039
Eli Lilly & Co.	24,600	1,224,834
Johnson & Johnson	29,400	1,841,028
Merck & Co., Inc.	86,600	2,443,852
Pfizer, Inc.	145,800	3,169,692
Schering-Plough Corp.	77,700	1,580,418
Wyeth	39,800	1,773,488

		13,445,351

Restaurants — 0.4%
McDonald’s Corp.	36,450	1,151,820

Retail & Merchandising — 3.4%
Home Depot, Inc.	162,600	6,673,104
Lowe’s Cos., Inc.	12,960	787,579
RadioShack Corp.	56,300	1,244,230
Wal-Mart Stores, Inc.	35,500	1,679,505

		10,384,418

Semiconductors — 0.6%
Texas Instruments, Inc.	61,800	1,764,390

Telecommunications — 5.1%
Alltel Corp.	24,100	1,490,826
BellSouth Corp.	46,765	1,216,825
Juniper Networks, Inc. *	35,721	833,371
Motorola, Inc.	64,000	1,418,240
Qualcomm, Inc.	10,473	416,407
Qwest Communications
International, Inc. *	313,700	1,367,732
SBC Communications, Inc.	145,300	3,465,405
Sprint Nextel Corp.	96,000	2,237,760
Verizon Communications, Inc.	94,900	2,990,299

		15,436,865

Tobacco — 1.8%
Altria Group, Inc. *	56,300	4,225,315
Loews Corp. - Carolina Group	30,375	1,249,931
Reynolds, (R.J.) Tobacco Holdings, Inc.	900	76,500

		5,551,746

Transportation — 2.6%
Union Pacific Corp.	77,300	5,347,614
United Parcel Service, Inc. (Class “B” Stock)	35,154	2,564,133

		7,911,747

	Shares	Value (Note 2)
Utilities — 6.7%
Duke Energy Corp.	91,900	$2,433,512
Emerson Electric Co.	36,612	2,546,365
FirstEnergy Corp.	67,400	3,201,500
General Electric Co.	313,600	10,634,176
Illinois Tool Works, Inc.	13,465	1,141,293
Ingersoll-Rand Co. Ltd. (Class “A” Stock)	5,751	217,330

		20,174,176

Total Long-Term Investments (Cost $267,341,808)		300,888,215

Short-Term Investment — 0.7%
Money Market Mutual Fund
Dryden Core Investment Fund - Taxable Money Market Series (w) (Cost $2,279,573)	2,279,573	2,279,573

Total Investments — 100.1% (Cost $269,621,381; Note 5)		303,167,788
Liabilities In Excess of Other Assets — (0.1%)		(364,602)

Net Assets — 100.0%		$302,803,186

The following abbreviations and annotations are used in portfolio descriptions:

ADR	American Depositary Receipt

*	Non-income producing security.

(w)	Prudential Investments LLC, the manager of the Fund serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The industry classification of long-term portfolio holdings, short-term investments and liablilities in excess of other assets shown as a percentage of net assets as of October 31, 2005 were as follows:

Oil & Gas	15.0%
Financial Services	13.0
Media	9.1
Insurance	8.1
Utilities	6.7
Financial - Bank & Trust	6.4
Computer Services & Software	5.4
Telecommunications	5.1
Pharmaceuticals	4.4
Retail & Merchandising	3.4
Aerospace & Defense	3.0
Consumer Products & Services	3.0
Transportation	2.6
Healthcare Services	2.1
Tobacco	1.8
Medical Supplies & Equipment	1.5
Beverages	1.3
Chemicals	1.3
Food	1.0
Paper & Forest Products	0.9
Commercial Services	0.7
Entertainment & Leisure	0.6
Semiconductors	0.6
Conglomerates	0.5
Metals & Mining	0.5
Building Materials	0.4
Restaurants	0.4
Automobile Manufacturers	0.3
Hotels & Motels	0.3
Short-Term Investments	0.7

100.1
Liabilities In Excess of Other Assets	–0.1

Total	100.0%

See Notes to Financial Statements.

Strategic Partners Balanced Fund

SCHEDULE OF INVESTMENTS

October 31, 2005

	Shares	Value (Note 2)
Long-Term Investments — 104.3%
Common Stocks — 60.1%
Aerospace — 0.4%
Boeing Co. *	410	$26,503
Lockheed Martin Corp.	6,820	413,019

		439,522

Airlines — 0.1%
Southwest Airlines Co.	4,121	65,977

Automobile Manufacturers — 0.5%
Ford Motor Co.	42,537	353,908
Navistar International Corp. *	5,317	146,324

		500,232

Automotive Parts — 0.9%
Goodyear Tire & Rubber Co. (The) *	34,913	546,039
TRW Automotive Holdings Corp. *	18,165	491,363

		1,037,402

Beverages — 1.9%
Brown-Forman Corp.	4,669	295,734
Coca-Cola Co.	5,391	230,627
Coca-Cola Enterprises, Inc.	11,008	208,051
Constellation Brands, Inc.	7,251	170,689
Molson Coors Brewing Co. (Class “B” Stock)	163	10,057
Pepsi Bottling Group, Inc.	22,936	652,071
PepsiAmericas, Inc.	19,177	447,208
PepsiCo, Inc.	506	29,894

		2,044,331

Building Materials — 0.1%
USG Corp. *	1,467	86,729

Business Services — 0.7%
Accenture Ltd. (Class “A” Stock) *	10,381	273,124
Alliance Data Systems Corp. *	359	12,766
Harland, (John H.) Co.	11,606	482,694

		768,584

Chemicals — 0.5%
FMC Corp.	10,445	568,626

Commercial Services — 0.2%
PHH Corp. *	6,768	190,384

Computer Hardware — 2.6%
Apple Computer, Inc. *	15,507	893,048
Dell, Inc. *	28,243	900,387
Hewlett-Packard Co.	22,822	639,929
International Business Machines Corp.	4,634	$379,432
Western Digital Corp. *	1,528	18,488

		2,831,284

Computer Services & Software — 1.8%
Autodesk, Inc.	4,086	184,401
Cadence Design Systems, Inc. *	2,998	47,908
Computer Sciences Corp. *	7,815	400,519
Global Payments, Inc.	4,532	194,196
Intergraph Corp.	5,143	248,818
Intuit, Inc. *	2,829	129,936
Microsoft Corp.	11,057	284,165
Oracle Corp. *	21,416	271,555
Parametric Technology Corp. *	25,990	169,195
Symantec Corp. *	1,598	38,112

		1,968,805

Conglomerates — 0.2%
Danaher Corp.	979	51,006
Teleflex, Inc.	2,441	161,570

		212,576

Consumer Products & Services — 2.9%
Black & Decker Corp.	11,418	937,760
Clorox Co.	2,385	129,076
Colgate-Palmolive Co.	509	26,957
Energizer Holdings, Inc. *	3,967	200,294
Johnson & Johnson	27,610	1,728,938
Kimberly-Clark Corp.	895	50,872
Weight Watchers	864	45,421

		3,119,318

Containers & Packaging — 0.4%
Greif, Inc. (Class “A” Stock)	3,082	188,002
Silgan Holdings, Inc.	8,440	271,515

		459,517

Electronic Components & Equipment — 0.2%
Arrow Electronics, Inc. *	8,521	251,455

Entertainment & Leisure — 3.3%
Disney, (Walt) Co.	39,432	960,958
DreamWorks Animation SKG, Inc. (Class “A” Stock) *	6,431	164,891
Harley-Davidson, Inc.	1,111	55,028
Regal Entertainment Group (Class “A” Stock)	2,475	45,614
Royal Caribbean Cruises Ltd.	5,197	215,364
Time Warner, Inc. *	53,030	945,525

	Shares	Value (Note 2)
Viacom, Inc. (Class “B” Stock)	38,857	$1,203,401

		3,590,781

Environmental Services — 0.1%
Republic Services, Inc.	2,191	77,452

Financial — Bank & Trust — 5.6%
Bank of America Corp.	35,232	1,541,048
Comerica, Inc.	7,340	424,105
Corus Bankshares, Inc.	926	50,837
Downey Financial Corp.	7,261	442,558
Fremont General Corp.	2,776	60,211
Golden West Financial Corp.	7,867	462,029
National City Corp.	32,854	1,058,884
Northern Trust Corp.	8,251	442,254
Wachovia Corp.	6,849	346,012
Wells Fargo & Co.	19,950	1,200,990

		6,028,928

Financial Services — 4.2%
American Express Co.	28,262	1,406,600
Asset Acceptance Capital Corp.	238	6,305
Capital One Financial Corp.	14,212	1,085,086
Compucredit Corp. *	2,767	121,250
Federated Investors, Inc.	756	26,467
Franklin Resources, Inc.	3,062	270,589
Investment Technology Group, Inc. *	1,282	41,678
Moody’s Corp.	5,837	310,879
Morgan Stanley Dean Witter & Co.	10,215	555,798
Washington Mutual, Inc.	11,256	445,738
WFS Financial, Inc. *	3,708	266,716

		4,537,106

Food — 2.1%
Archer-Daniels-Midland Co.	16,313	397,548
Chiquita Brands International, Inc. *	5,076	140,148
Kroger Co. (The) *	18,980	377,702
Performance Food Group Co. *	12,001	331,108
Pilgrim’s Pride Corp.	28,461	895,952
Seaboard Corp.	77	109,417

		2,251,875

Healthcare Services — 1.6%
McKesson Corp.	23,564	1,070,513
Sierra Health Services, Inc. *	190	14,250
UnitedHealth Group, Inc.	12,108	700,932

		1,785,695

Insurance — 4.0%
Arch Capital Group Ltd. *	2,824	139,788
Axis Capital Holdings Ltd. (Bermuda)	17,004	$440,914
Berkley, (W.R.) Corp.	20,424	892,529
Chubb Corp.	5,777	537,087
Endurance Specialty Holdings Ltd.	26,337	873,335
First American Corp.	13,098	573,954
Loews Corp. *	5,600	520,688
MetLife, Inc.	1,803	89,086
Nationwide Financial Services, Inc. (Class “A” Stock)	207	8,361
Zenith National Insurance Corp.	5,590	251,662

		4,327,404

Machinery & Equipment — 0.8%
Cummins, Inc.	10,026	855,920

Medical Supplies & Equipment — 2.2%
Amgen, Inc. *	17,382	1,316,860
Applera Corp. - Applied Biosystems Group	4,919	119,384
Baxter International, Inc.	186	7,111
Becton Dickinson & Co.	16,459	835,294
Kinetic Concepts, Inc. *	3,284	117,896

		2,396,545

Metals & Mining — 1.9%
Freeport-McMoRan Copper & Gold, Inc. (Class “B” Stock)	14,374	710,363
Nucor Corp.	3,480	208,278
Phelps Dodge Corp.	9,245	1,113,745
Quanex Corp.	1,069	61,906

		2,094,292

Office Equipment
Herman Miller, Inc.	835	22,887

Oil & Gas — 5.9%
ChevronTexaco Corp.	11,963	682,728
ConocoPhillips	3,948	258,120
Energen Corp.	1,126	42,338
Exxon Mobil Corp.	48,244	2,708,418
Helmerich & Payne, Inc.	431	23,877
Kerr-McGee Corp.	3,529	300,106
Marathon Oil Corp.	18,367	1,104,959
Sunoco, Inc.	14,654	1,091,723
Valero Energy Corp.	1,607	169,121
Veritas DGC, Inc.	1,210	38,974

		6,420,364

Paper & Forest Products — 0.1%
Potlatch Corp.	3,182	142,331

Strategic Partners Balanced Fund

SCHEDULE OF INVESTMENTS

October 31, 2005

	Shares	Value (Note 2)
Pharmaceuticals — 3.9%
Allergan, Inc.	3,215	$287,099
Alpharma, Inc. (Class “A” Stock)	2,300	57,247
AmerisourceBergen Corp.	9,474	722,582
Cardinal Health, Inc.	16,819	1,051,356
Express Scripts, Inc.	881	66,436
Gilead Sciences, Inc. *	5,040	238,140
Hospira, Inc.	24,929	993,421
King Pharmaceuticals, Inc. *	33,317	514,081
Pfizer, Inc.	12,081	262,641

		4,193,003

Printing & Publishing — 0.3%
Dex Media, Inc.	5,961	160,768
Scholastic Corp. *	1,358	44,203
Wiley, (John) & Sons, Inc.	2,688	105,370

		310,341

Railroads — 0.1%
Burlington Northern Santa Fe Corp.	317	19,673
Union Pacific Corp.	1,134	78,450

		98,123

Real Estate Investment Trust — 0.3%
CBL & Associates Properties, Inc.	382	14,267
Trizec Properties, Inc.	12,327	274,276

		288,543

Restaurants — 0.5%
Darden Restaurants, Inc.	16,145	523,421

Retail & Merchandising — 1.9%
American Eagle Outfitters, Inc.	54	1,272
Barnes & Noble, Inc. *	2,757	99,693
Charming Shoppes, Inc. *	8,683	97,250
Children’s Place Retail Stores, Inc. (The) *	4,677	200,784
Federated Department Stores, Inc.	9,296	570,495
Home Depot, Inc.	15,404	632,180
Longs Drug Stores Corp.	7,708	321,501
Payless Shoesource, Inc. *	7,563	138,932
SUPERVALU, Inc.	1,399	43,970

		2,106,077

Semi-Conductor & Semi-Conductor Instruments — 1.0%
Texas Instruments, Inc.	36,645	1,046,215

Semiconductors — 1.6%
Emulex Corp. *	3,764	69,672
Intel Corp.	71,901	1,689,673

		1,759,345

Software
BMC Software, Inc. *	1,058	$20,726

Telecommunications — 2.4%
ALLTEL Corp.	1,569	97,058
AT&T Corp.	5,655	111,856
BellSouth Corp.	8,539	222,185
CenturyTel, Inc.	470	15,383
Cisco Systems, Inc. *	13,210	230,515
Harris Corp.	1,311	53,882
Motorola, Inc.	7,257	160,815
SBC Communications, Inc.	8,063	192,303
Sprint Corp.	44,708	1,042,143
Verizon Communications, Inc.	13,802	434,901
West Corp. *	663	26,155

		2,587,196

Transportation — 0.4%
FedEx Corp.	616	56,629
United Parcel Service, Inc. (Class “B” Stock)	4,697	342,599

		399,228

Utilities — 2.5%
AES Corp. *	25,685	408,135
Allegheny Energy, Inc. *	5,929	167,554
Constellation Energy Group, Inc.	1,493	81,816
Entergy Corp.	3,324	235,073
TXU Corp.	11,509	1,159,532
UGI Corp.	28,560	674,016

		2,726,126

Total Common Stocks (Cost $57,492,496)		65,134,665

	Principal Amount (000)
U.S. Government Agency Mortgage-Backed Securities — 19.7%
Federal Home Loan Bank
4.60%, 04/11/08	$940	932,025
Federal Home Loan Mortgage Corp.
4.25%, 02/28/07	910	906,016
4.50%, 03/15/14 - 01/01/19	2,024	1,994,497
4.75%, 10/17/08	500	496,914
5.50%, 12/01/33	532	525,864
6.50%, 06/01/16 - 06/01/31	345	353,708
7.00%, 03/15/10 - 08/01/29	1,240	1,341,708

	Principal Amount (000)	Value (Note 2)
Federal National Mortgage Assoc.
4.50%, 05/01/19	$244	$235,997
5.00%, 11/01/33 - 08/01/34	2,033	1,956,882
5.00%, TBA	1,480	1,459,650
5.25%, 04/15/07	1,063	1,072,352
5.50%, 12/01/16 - 01/01/34	3,059	3,025,001
5.50%, TBA	700	704,593
5.75%, 02/15/08	450	460,464
6.00%, 12/01/13 - 07/01/35	846	856,575
6.00%, TBA	2,079	2,096,946
6.50%, 07/01/29 - 01/01/32	365	374,417
6.50%, TBA	1,375	1,411,094
7.00%, 05/01/11 - 06/01/32	460	480,248
7.50%, 07/01/29 - 09/01/30	71	75,762
Government National Mortgage Assoc.
7.50%, 05/15/30	38	40,494
7.00%, 08/15/29 - 05/15/31	140	147,940
6.50%, 05/15/28 - 03/15/29	342	355,261
6.00%, 08/15/28	40	40,881

Total U.S. Government Agency Mortgage-Backed Securities (Cost $21,472,200)		21,345,289

	Moody’s Ratings (Unaudited)
Corporate Obligations — 9.8%
Beverages — 0.2%
Miller Brewing Co., Notes 144A (g)
4.25%, 08/15/08	Baa1	200	196,006

Broadcasting — 0.3%
Cox Communications, Inc., Notes
4.625%, 01/15/10	Baa3	225	217,117
News America Holdings Co., Gtd. Notes
7.75%, 01/20/24	Baa3	100	111,400

			328,517

Cable Television — 0.3%
Comcast Corp., Gtd. Notes
5.50%, 03/15/11	Baa3	350	350,345

Commercial Services — 0.1%
D.R. Horton, Inc., Sr. Notes
7.875%, 08/15/11	Ba1	120	129,416

Computer Services & Software — 0.1%
Computer Associates International, Inc. Sr. Notes 144A (g)
4.75%, 12/01/09	Ba1	$160	$155,379

Construction — 0.1%
KB Home & Broad Home Corp., Notes
6.375%, 08/15/11	Ba1	110	108,310

Consumer Products & Services — 0.4%
General Electric Co., Notes
5.00%, 02/01/13	Aaa	390	386,716

Containers & Packaging — 0.1%
Ball Corp., Gtd. Notes
7.75%, 08/01/06	Ba2	150	152,250

Entertainment & Leisure — 0.2%
Park Place Entertainment, Inc., Sr. Sub. Notes
7.875%, 12/15/05	Ba2	200	200,500

Environmental Services — 0.1%
Waste Management, Inc., Sr. Notes
7.00%, 07/15/28	Baa3	130	143,238

Financial — Bank & Trust — 0.6%
Citigroup, Inc., Sub. Notes
5.00%, 09/15/14	Aa2	272	266,367
HSBC Finance Corp., Sr. Notes
4.625%, 09/15/10	A1	90	87,839
PNC Bank NA, Sub. Notes
4.875%, 09/21/17	A2	110	104,329
Wells Fargo & Co., Sr. Notes
4.625%, 08/09/10	Aa1	140	137,984

			596,519

Financial — Brokerage — 0.6%
Goldman Sachs Group, Inc., Notes
5.25%, 10/15/13	Aa3	150	148,345
Merrill Lynch & Co., Inc., Notes
2.07%, 06/12/06	Aa3	250	245,944
4.25%, 02/08/10	Aa3	100	96,789

Strategic Partners Balanced Fund

SCHEDULE OF INVESTMENTS

October 31, 2005

	Moody’s Ratings (Unaudited)	Principal Amount (000)	Value (Note 2)
Morgan Stanley, Notes
4.00%, 01/15/10	Aa3	$50	$47,815
Sr. Sub. Notes
4.75%, 04/01/14	A1	70	66,034

			604,927

Financial Services — 1.4%
American General Finance, Notes
4.50%, 11/15/07	A1	200	198,545
Bank of America Corp., Sr. Notes
4.375%, 12/01/10	Aa2	250	242,677
Capital One Financial, Notes
4.80%, 02/21/12	Baa3	150	143,484
Ford Motor Credit Co., Notes
6.50%, 01/25/07	A3	80	79,051
7.375%, 10/28/09	A3	260	248,085
General Electric Capital Corp., Notes
6.125%, 02/22/11	Aaa	90	94,314
General Motors Acceptance Corp., Notes
6.125%, 08/28/07	Aaa	150	147,691
6.75%, 12/01/14	Baa1	50	47,812
John Deere Capital Corp., Sr. Notes
4.50%, 08/25/08	A3	140	138,504
Morgan Stanley, Notes
4.25%, 05/15/10	Aa3	150	144,278

			1,484,441

Food — 0.1%
Cadbury Schweppes US Finance LLC, Notes 144A (g)
3.875%, 10/01/08	Baa2	90	87,285
Kroger Co., Gtd. Notes
6.80%, 04/01/11	Baa2	70	73,152

			160,437

Insurance — 0.4%
Genworth Financial, Inc., Notes
4.95%, 10/01/15	A2	$70	$67,753
5.75%, 06/15/14	A2	150	154,798
Monumental Global Funding II, Notes 144A (g)
3.85%, 03/03/08	Aa3	250	244,419

			466,970

Internet Services
IAC Interactive Corp., Notes
7.00%, 01/15/13	Baa3	50	51,244

Medical Supplies & Equipment — 0.4%
Beckman Coulter, Inc., Gtd. Notes
7.45%, 03/04/08	Baa3	300	315,579
Schering-Plough Corp., Notes
5.30%, 12/01/13	Baa1	100	101,234

			416,813

Metals & Mining — 0.1%
Alcan, Inc., Notes
4.50%, 05/15/13	Baa1	100	94,361

Miscellaneous — 0.7%
Morgan Stanley Traded Custody Receipts Series 2002-2, Sub. Notes 144A (c)(f)(g)
7.705%, 03/01/32	Baa1	684	787,701

Oil & Gas — 0.7%
Anadarko Petroleum Corp., Debs.
7.95%, 04/15/29	Baa1	200	246,983
Devon Energy Corp., Sr. Notes
2.75%, 08/01/06	Baa2	200	196,671
Enterprise Products Operating LP, Sr. Notes
4.95%, 06/01/10	Baa3	190	185,065
Nexen, Inc., Notes
5.875%, 03/10/35	Baa2	65	61,860

	Moody’s Ratings (Unaudited)	Principal Amount (000)		Value (Note 2)
XTO Energy, Inc., Notes
5.30%, 06/30/15	Baa	$50		$49,397

				739,976

Railroads — 0.3%
Canandian National Railways Co., Bonds
6.25%, 08/01/34	Baa1	200		216,486
Norfolk Southern Corp., Sr. Notes
7.80%, 05/15/27	Baa1	6		7,460
Sr. Unsec’d. Notes
5.64%, 05/17/29	Baa1	144		140,959

				364,905

Restaurants — 0.2%
Yum! Brands, Inc., Sr. Notes
8.875%, 04/15/11	Baa3	170		198,015

Retail & Merchandising — 0.5%
CVS Corp., Notes
4.00%, 09/15/09	A3	100		96,179
May Department Stores Co., Notes
4.80%, 07/15/09	Baa2	300		295,788
Safeway, Inc., Notes
6.50%, 03/01/11	Baa2	100		102,729

				494,696

Telecommunications — 1.1%
AT&T Broadband Corp., Gtd. Notes
8.375%, 03/15/13	Baa3	38		43,772
AT&T Corp., Notes
6.00%, 03/15/09	Baa2	—	(r)	204
Sr. Notes
9.05%, 11/15/11	Ba1	115		127,075
British Telecom PLC, Unsub. Notes (United Kingdom) (l)
7.00%, 05/23/07	Baa1	175		179,989
Deutsche Telekom International Finance BV, Gtd. Notes (Germany) (l)
5.25%, 07/22/13	Baa1	50		49,437
Deutsche Telekom International Finance BV, Gtd. Notes (Netherlands) (l)
8.50%, 06/15/10	Baa1	$110		$122,753
France Telecom SA, Notes (France) (l)
8.00%, 03/01/11	Baa1	100		111,384
Nextel Communications, Sr. Notes
5.95%, 03/15/14	Ba3	180		180,561
Sprint Capital Corp., Notes
8.375%, 03/15/12	Baa3	150		173,069
Gtd. Notes
8.75%, 03/15/32	Baa3	60		77,606
Telecom Italia Capital SA, Co., Gtd. Notes
4.00%, 01/15/10	Baa2	70		66,541
Vodafone Group PLC., Unsec’d. Notes (United Kingdom) (l)
5.00%, 09/15/15	A2	110		106,833

				1,239,224

Utilities — 0.8%
Carolina Power & Light, First Mortgage
5.15%, 04/01/15	A3	30		29,453
CenterPoint Energy Resources Corp., Debs.
6.50%, 02/01/08	Ba1	225		231,055
Dominion Resources, Inc., Notes
4.125%, 02/15/08	Baa1	250		245,535
4.75%, 12/15/10	Baa1	70		68,299
Nisource Finance Corp., Gtd. Notes
5.25%, 09/15/17	Baa3	70		66,957
Pacific Gas & Electric Corp., First Mortgage
6.05%, 03/01/34	Baa1	80		80,371

Strategic Partners Balanced Fund

SCHEDULE OF INVESTMENTS

October 31, 2005

	Moody’s Ratings (Unaudited)		Principal Amount (000)	Value (Note 2)
Tampa Electric Co., Notes
6.375%, 08/15/12	Baa2		$100	$106,171

				827,841

Total Corporate Obligations (Cost $10,757,092)				10,678,747

Collateralized Mortgage Obligations — 5.1%
Banc of America Commercial Mortgage, Inc., Series 2004-1, Class XP, IO
0.80%, 11/10/39	AAA	(d)	2,712	65,992
Banc of America Mortgage Securities, Series 2004-F, Class 2A5 (c)
4.163%, 07/25/34	Aaa		1,000	969,762
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-4 Class-4A2 (c)
4.567%, 08/25/35	Aaa		500	486,552
Bear Stearns Commercial Mortgage Securities, Series 2004-BA5A, Class A1 144A (g)
3.898%, 09/15/19	Aaa		157	157,446
Bear Stearns Commercial Mortgage Securities, Series 2004-T16, Class-X2, IO
0.81%, 08/13/46	AAA	(d)	4,500	163,858
Commercial Mortgage Acceptance Corp., Series 1998-C2, Class X, IO
1.02%, 09/15/30	AAA	(d)	5,746	187,278
Federal National Mortgage Assoc., Series 2003-52, Class KF (c)
4.438%, 07/25/17	Aaa		287	288,103
GMAC Commercial Mortgage Securities, Inc., Series 2002-C2, Class A1
4.321%, 10/15/38	Aaa		$318	$316,810
LB-UBS Commercial Mortgage Trust, Series 2005-C3 Class A3
4.647%, 07/15/30	Aaa		500	485,427
LB-UBS Commerical Mortgage Trust, Series 2003-C5, Class A2
3.478%, 07/15/27	AAA	(d)	700	674,263
Lehman Brothers Mortgage Trust, Series 2005-LLFA, Class A1 144A (c)
4.07%, 07/15/18	Aaa		325	324,943
Master Alternative Loans Trust, Series 2003-8, Class 4A1
7.00%, 12/25/33	AAA	(d)	74	74,042
Washington Mutual, Series 2004-AR4, Class A6 (c)
3.806%, 06/25/34	Aaa		500	478,972
Washington Mutual, Series 2004-AR9, Class A7 (c)
4.196%, 08/25/34	Aaa		640	625,729
Washington Mutual, Series 2005-AR11, Class A1C1 (c)
4.03%, 07/25/45	Aaa		239	239,178

Total Collateralized Mortgage Obligations (Cost $5,661,400)				5,538,355

U.S. Treasury Obligations — 4.8%
U.S. Treasury Bonds
8.00%, 11/15/21			460	622,186
6.25%, 08/15/23			1,000	1,167,070
5.375%, 02/15/31			415	452,609
U.S. Treasury Inflationary Bonds TIPS
1.875%, 07/15/15			206	205,855
3.00%, 07/15/12			200	233,558

	Moody’s Ratings (Unaudited)	Principal Amount (000)	Value (Note 2)
U.S. Treasury Notes
4.25%, 10/15/10 - 08/15/15		$2,545	$2,492,668

Total U.S. Treasury Obligations (Cost $5,226,196)			5,173,946

Asset-Backed Securities — 4.1%
ABSC NIMS Trust, Series 2004-HE5, Class A1 144A (g)
5.00%, 08/27/34	BBB+(d)	12	11,987
Accredited Mortgage Loan Trust, Series 2004-4, Class A2A(c)
4.188%, 01/25/35	Aaa	127	127,449
Ameriquest Finance NIM Trust, Series 2004-RN4, Class A 144A (g)
4.60%, 07/25/34	BBB(d)	5	5,404
Ameriquest Finance NIM Trust, Series 2004-RN5, Class A 144A (g)
5.193%, 06/25/34	BBB+(d)	9	9,075
Argent NIM Notes, Series 2004-WN9, Class A 144A (g)
5.19%, 10/25/34	BBB(d)	14	13,731
Argent NIM Trust, Series 2004-WN10, Class A 144A (g)
4.212%, 11/26/34	A-(d)	12	11,476
Argent NIM Trust, Series 2004-WN8, Class A 144A (g)
4.70%, 07/25/34	BBB+(d)	3	3,488
Asset Backed Funding Corp. NIM Trust, Series 2004-OPT4, Class N1
4.45%, 05/26/34	A-(d)	23	22,601
Capital One Prime Auto Receivables Trust, Series 2004-2, Class A4 (c)
4.03%, 04/15/10	Aaa	550	550,432
Centex Home Equity, Series 2004-C, Class AF1
2.82%, 01/25/19	Aaa	$43	$43,118
CNH Equipment Trust, Series 2004-A, Class A3A (c)
4.04%, 10/15/08	Aaa	110	110,037
Commercial Mortgage Pass-Through, Series 2004-HTL1, Class A1
4.008%, 07/15/16	Aaa	161	161,076
Countrywide Asset-Backed Certificates Series 2004-11N, Class-N 144A (g)
5.25%, 04/25/36	BBB(d)	13	12,429
Countrywide Asset-Backed Certificates, Series 2004-5N, Class N1
5.50%, 10/25/35	BBB(d)	12	11,463
Equifirst Mortgage Loan Trust Series 2004-3 Class A1 (c)
4.198%, 12/25/34	Aaa	87	87,163
Finance America NIM Trust, Series 2004-1, Class A
5.25%, 06/27/34	BBB+(d)	12	11,482
First Franklin Mortgage Loan Asset Backed, Series 2004-FF11, Class 2A1
4.188%, 01/25/35	Aaa	137	136,617
First Franklin Mortgage Loan Asset Backed, Series 2005-FF4, Class 2A1 (c)(g)
4.118%, 05/25/35	Aaa	1,090	1,090,212

Strategic Partners Balanced Fund

SCHEDULE OF INVESTMENTS

October 31, 2005

	Moody’s Ratings (Unaudited)	Principal Amount (000)		Value (Note 2)
Ford Credit Floorplan Master Owner Trust, Series 2004-1, Class A (c)
4.01%, 07/15/09	Aaa	$1,613		$1,613,458
Fremont NIM Trust, Series 2004-B, Class Notes 144A (g)
4.703%, 05/25/34	BBB+(d)	—	(r)	273
GSAMP Trust, Series 2004-NIM1, Class N1 144A
5.50%, 09/25/34	BBB(d)	15		15,481
Long Beach Asset Holdings Corp., Series 2004-5, Class Notes 144A (g)
5.00%, 09/25/34	A-(d)	13		13,333
Long Beach Asset Holdings Corp., Series 2005-1, Class N1 144A (g)
4.115%, 02/25/35	NR	49		48,331
Park Place Securities, Inc., Series 2004-WHQ2, Class A3B (c)
4.198%, 12/27/34	Aaa	186		186,331
Residential Asset Securities Corp., Series 2004-KS2, Class MI1
4.71%, 03/25/34	Aa2	75		72,585
Sail Net Interest Margin Notes, Series 2004-8A, Class A 144A (g)
5.00%, 09/27/34	A-(d)	24		24,165
Sail Net Interest Margin Notes, Series 2004-BNCA, Class A 144A (g)
5.00%, 09/27/34	A-(d)	10		9,798
Sharps SP I LLC Net Interest Margin Trust, Series 2004-OP1N, Class NA 144A (g)
5.19%, 04/25/34	BBB(d)	$10		$9,529

Total Asset-Backed Securities (Cost $4,414,355)				4,412,524

Municipal Bonds — 0.7%
Illinois — 0.2%
Illinois State Taxable Pension
5.10%, 06/01/33	Aa3	200		192,454

Massachusetts — 0.5%
Massachusetts State Spl. Obligation Tax Revenue
5.50%, 01/01/34	Aaa	500		571,485

Total Municipal Bonds (Cost $809,031)				763,939

		Units
Warrant
Telecommunications
Lucent Technologies, Inc., expiring on 12/10/07 * (Cost $541)		398		275

Total Long-Term Investments (Cost $105,833,311)				113,047,741

		Principal Amount (000)
Short-Term Investments — 1.3%
U.S. Government Agency Obligations
FNMA Discount Note
3.72%, 11/01/05 (Cost $1,425,000)		$1,425		1,425,000

Total Investments — 105.6% (Cost $107,258,311; Note 5)				114,472,741
Liabilities In Excess of Other Assets(u) — (5.6%)				(6,118,786)

Net Assets — 100.0%				$108,353,955

The following abbreviations and annotations are used in portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted 144A securities are deemed to be liquid.

IO	Interest Only

NR	Not Rated

TBA	Securities Purchased on a Forward Commitment Basis

TIPS	Treasury Inflation Protected Securities

*	Non-income producing security.

(c)	Indicates a variable rate security. The maturity date presented for these instruments is the next date on which the rate of interest is adjusted.

(d)	Standard & Poor’s rating.

(f)	A TRACER (Traded Custody Receipts). Rate shown reflects the weighted average rate of the underlying securities as October 31, 2005.

(g)	Indicates a security that has been deemed illiquid.

(l)	US$ Denominated Foreign Bonds.

(r)	Less than 1,000 par.

(u)	Liabilities in excess of other assets includes net unrealized depreciation on futures contracts as follows:

Number of Contracts	Type	Expiration Month	Value at Trade Date	Value at October 31, 2005	Unrealized Depreciation
Long Position:
2	S&P 500	Dec 05	$613,975	$604,900	$(9,075	)(1)

(1)	Cash of $32,000 has been segregated with the custodian to cover requirements for open futures contracts at October 31, 2005.

The industry classification of long-term portfolio holdings, short-term investments and liablilities in excess of other assets shown as a percentage of net assets as of October 31, 2005 were as follows:

U.S. Government Agency Mortgage-Backed Securities	17.3%
Oil & Gas	6.6
Collateralized Mortgage Obligations	6.4
Financial - Bank & Trust	6.2
Financial Services	5.6
U.S. Treasury Obligations	4.8
Insurance	4.4
Asset-Backed Securities	4.1
Pharmaceuticals	3.9
Entertainment & Leisure	3.5
Telecommunications	3.5
Consumer Products & Services	3.3
Utilities	3.3
Computer Hardware	2.6
Medical Supplies & Equipment	2.6
Retail & Merchandising	2.4
Food	2.2
Beverages	2.1
Metals & Mining	2.0
Computer Services & Software	1.9
Healthcare Services	1.6
Semiconductors	1.6
Federal Home Loan Mortgage Corp.	1.1
Semi-Conductor & Semi-Conductor Instruments	1.0
Automotive Parts	0.9
Machinery & Equipment	0.8
Business Services	0.7
Miscellaneous	0.7
Municipal Bonds	0.7
Restaurants	0.7
Financial - Brokerage	0.6
Automobile Manufacturers	0.5
Chemicals	0.5
Containers & Packaging	0.5
Aerospace	0.4
Railroads	0.4
Transportation	0.4
Broadcasting	0.3
Cable Television	0.3
Commercial Services	0.3
Printing & Publishing	0.3
Real Estate Investment Trust	0.3
Conglomerates	0.2
Electronic Components & Equipment	0.2
Environmental Services	0.2
Airlines	0.1
Building Materials	0.1
Construction	0.1
Paper & Forest Products	0.1
Short-Term Investments	1.3

105.6
Liabilities In Excess of Other Assets	–5.6

Total	100.0%

Strategic Partners High Yield Bond Fund

SCHEDULE OF INVESTMENTS

October 31, 2005

	Moody’s Ratings (Unaudited)	Principal Amount (000)#		Value (Note 2)
Long-Term Investments — 95.4%
Corporate Obligations — 95.1%
Aerospace — 2.0%
Argo-Tech Corp., Sr. Notes
9.25%, 06/01/11	B3		$500	$515,000
K & F Acquisition, Inc., Gtd. Notes
7.75%, 11/15/14	Caa1		500	500,000
Sequa Corp., Sr. Notes
9.00%, 08/01/09	B1		500	518,750
Standard Aero Holdings Inc., Gtd. Notes
8.25%, 09/01/14	Caa1		250	237,500
TransDigm, Inc., Gtd. Notes
8.375%, 07/15/11	B3		500	520,000

				2,291,250

Agriculture — 2.4%
Land O’ Lakes, Inc., Sec’d. Notes
9.00%, 12/15/10	B2		250	272,500
Land O’ Lakes, Inc., Sr. Notes
8.75%, 11/15/11	B3		250	261,875
National Beef Packaging Co., LLC, Sr. Notes
10.50%, 08/01/11	B3		275	283,937
Smithfield Foods, Inc., Sr. Notes
8.00%, 10/15/09	Ba2		500	528,125
Swift & Co., Gtd. Notes
10.125%, 10/01/09	B2		250	263,750
Swift & Co., Sr. Sub. Notes
12.50%, 01/01/10	B3		225	239,063
United Agricultural Products Holding Corp., Sr. Disc. Notes, Zero Coupon (until 01/15/08)
10.75%, 07/15/12	B3		800	696,000
United Agricultural Products Holding Corp., Sr. Notes
8.25%, 12/15/11	B1		158	165,900

				2,711,150

Airlines
Northwest Airlines, Corp., Gtd. Notes (a) (g)
10.00%, 02/01/09	C		$114	$32,490

Automotive — 0.9%
General Motors Acceptance Corp., Bonds (a)
8.00%, 11/01/31	Ba1		250	258,085
General Motors Acceptance Corp., Notes
6.875%, 09/15/11	Ba1		500	484,810
7.25%, 03/02/11	Ba1		250	245,900

				988,795

Automotive Parts — 2.9%
Accuride Corp., Gtd. Notes
8.50%, 02/01/15	B3		250	236,250
Advanced Accessory System, Sr. Notes (a)
10.75%, 06/15/11	B3		125	106,250
Affinia Group, Inc., Gtd. Notes 144A (g)
9.00%, 11/30/14	Caa1		250	193,750
Dana Corp., Notes
9.00%, 08/15/11	Ba2		150	130,500
Delco Remy International, Inc., Sr. Sub. Notes
9.375%, 04/15/12	Caa1		500	215,000
Goodyear Tire & Rubber Co., Notes (a)
7.857%, 08/15/11	B3		500	477,500
Goodyear Tire & Rubber Co., Sr. Notes 144A (g)
9.00%, 07/01/15	B3		250	241,250
Navistar International Corp., Gtd. Notes
6.25%, 03/01/12	Ba3		250	224,375
Schefenaccker AG, Sr. Sub. Notes (Germany)
9.50%, 02/11/14	Caa1	EUR	125	101,868
Tenneco Automotive, Inc., Gtd. Notes (a)
8.625%, 11/15/14	B3		125	119,375

	Moody’s Ratings (Unaudited)	Principal Amount (000)#		Value (Note 2)
TRW Automotive, Inc., Sr. Sub. Notes
11.00%, 02/15/13	B1		$829	$926,408
United Components, Inc., Sr. Sub. Notes
9.375%, 06/15/13	B3		250	250,000

				3,222,526

Building Materials — 3.9%
ACIH, Inc., Sr. Disc. Notes, Zero Coupon (until 12/15/07) 144A (g)
11.50%, 12/15/12	Caa1		125	85,000
Associated Materials, Inc., Gtd. Notes
9.75%, 04/15/12	Caa1		325	302,250
Associated Materials, Inc., Sr. Disc. Notes, Zero Coupon (until 03/01/09)
11.25%, 03/01/14	Caa2		500	235,000
FIMEP SA, Sr. Unsub. Notes
10.50%, 02/15/13	B1		750	849,375
Goodman Global Holding Co. Inc., Sr. Sub. Notes 144A (a) (g)
7.875%, 12/15/12	Caa1		375	352,500
Grohe Holding GMBH, Sr. Notes (Germany)
8.625%, 10/01/14	B3	EUR	1,000	1,060,630
Norcraft Cos. LLC, Sr. Sub. Notes
9.00%, 11/01/11	B3		300	306,000
Norcraft Holdings Capital, Sr. Disc. Notes, Zero Coupon (until 09/01/08)
9.75%, 09/01/12	Caa1		250	175,000
Nortek, Inc., Sr. Sub. Notes
8.50%, 09/01/14	Caa1		875	835,625
NTK Holdings Inc., Sr. Disc. Notes (a)
10.75%, 03/01/14	Caa2		250	150,000

				4,351,380

Capital Goods — Others — 1.4%
Altra Industrial Motion, Inc., Sec’d. Notes 144A (g)
9.50%, 12/01/11	B3		$125	$121,250
Briggs & Stratton Corp., Gtd. Notes
8.875%, 03/15/11	Ba1		400	447,000
Mueller Group, Inc., Sr. Sub. Notes
10.00%, 05/01/12	Caa1		425	446,250
Rexnord Corp., Gtd. Notes
10.125%, 12/15/12	B3		500	547,500

				1,562,000

Chemicals — 8.2%
BCP Crystal Holdings Corp., Sr. Sub. Notes (Luxembourg) (l)
9.625%, 06/15/14	B3		362	398,200
Borden US Finance Corp., Sec’d. Notes 144A (g)
9.00%, 07/15/14	B3		250	245,938
Compass Minerals Group, Inc., Gtd. Notes
10.00%, 08/15/11	B3		250	269,375
Compass Minerals International, Inc., Sr. Disc. Notes, Zero Coupon (until 06/01/08)
12.00%, 06/01/13	B-(d)		500	425,000
Compass Minerals International, Inc., Sr. Notes, Zero Coupon (until 12/15/07)
12.75%, 12/15/12	B-(d)		500	440,000
Crompton Corp., Sr. Notes
9.875%, 08/01/12	Ba1		250	280,000
Crystal US Holdings, Sr. Disc. Notes Zero Coupon (until 10/01/09)
10.50%, 10/01/14	Caa2		650	450,125
Equistar Chemicals LP, Gtd. Notes
10.125%, 09/01/08	B2		725	781,187

Strategic Partners High Yield Bond Fund

SCHEDULE OF INVESTMENTS

October 31, 2005

	Moody’s Ratings (Unaudited)	Principal Amount (000)#		Value (Note 2)
Huntsman Advanced Materials LLC, Sec’d. Notes
11.00%, 07/15/10	Ba3		$250	$277,500
Huntsman International, LLC
10.125%, 07/01/09	B3		610	627,538
INVISTA, Notes 144A (g)
9.25%, 05/01/12	B1		625	671,094
KRATON Polymers LLC, Sr. Sub. Notes 144A
8.125%, 01/15/14	Caa1		500	465,000
LBC Luxembourg Holdings SCA, Gtd. Notes (Luxembourg)
11.00%, 05/15/14	Caa1	EUR	250	334,817
Nell AF SARL, Sr. Notes (a) (l) (g)
8.375%, 08/15/15	B2		500	480,000
PQ Corp., Gtd. Notes 144A (g)
7.50%, 02/15/13	B3		250	230,000
Resolution Performance Products LLC, Sec’d. Notes
9.50%, 04/15/10	B3		250	252,500
Rhodia SA, Sr. Notes (France) (a) (l)
10.25%, 06/01/10	B3		750	798,750
Rhodia SA, Sr. Sub. Notes 8.875%, 06/01/11 (France) (a) (l)	Caa1		500	472,500
9.25%, 06/01/11	Caa1	EUR	250	304,107
Rockwood Specialties Group, Inc., Gtd. Notes 144A (g)
7.625%, 11/15/14	B3	EUR	500	605,218
Rockwood Specialties Group, Inc., Sr. Sub. Notes
10.625%, 05/15/11	B3		456	487,920

				9,296,769

Clothing & Apparel — 0.2%
Propex Fabrics, Inc. Gtd. Notes
10.00%, 12/01/12	Caa1		250	217,188

Computer Services — 0.8%
Sungard Data Systems, Inc., Sr. Sub. Notes 144A (g)
10.25%, 08/15/15	Caa1		$250	$247,812
Sungard Data Systems, Inc., Sr. Unsec’d. Notes 144A (g)
9.125%, 08/15/13	B3		625	634,375

				882,187

Conglomerates — 2.3%
Blount, Inc., Sr. Sub. Notes
8.875%, 08/01/12	B3		375	394,687
Bombardier, Inc., Notes (Canada) 144A (a) (l) (g)
6.75%, 05/01/12	Ba2		250	226,250
Invensys PLC, Sr. Notes (United Kingdom) 144A (l) (g)
9.875%, 03/15/11	B3		250	240,000
Mark IV Industries, Inc., Sr. Sub. Notes
7.50%, 09/01/07	Caa1		750	712,500
NOMA Luxembourg SA, Sr. Notes (Luxembourg)
9.75%, 07/15/11	B3	EUR	250	345,304
Park-Ohio Industries, Inc., Gtd. Notes
8.375%, 11/15/14	Caa1		375	328,125
Polypore International, Inc., Sr. Disc. Notes Zero Coupon (until 10/01/08)
10.50%, 10/01/12	Caa2		250	128,750
Polypore, Inc., Notes 144A
8.75%, 05/15/12	Caa1	EUR	250	273,397

				2,649,013

Consumer Cyclical — Services — 1.4%
Brickman Group Ltd., Gtd. Notes, Series B
11.75%, 12/15/09	B2		500	556,250
Interline Brands, Inc., Sr. Sub. Notes
11.50%, 05/15/11	B3		325	360,750

	Moody’s Ratings (Unaudited)	Principal Amount (000)#		Value (Note 2)
United Rentals North America, Inc., Sr. Sub. Notes (a)
7.75%, 11/15/13	Caa1		$750	$712,500

				1,629,500

Consumer Products — 6.7%
Aearo Co., Sr. Sub. Notes
8.25%, 04/15/12	B3		225	223,875
Ames True Temper, Sr. Sub. Notes
10.00%, 07/15/12	Caa2		250	187,500
Bear Creek Corp., Sr. Notes 144A (g)
9.00%, 03/01/13	B3		250	256,250
Chattem, Inc., Sr. Sub. Notes
7.00%, 03/01/14	B2		500	505,000
DEL Laboratories, Inc., Gtd. Notes
8.00%, 02/01/12	Caa2		250	187,500
FTD, Inc., Gtd. Notes
7.75%, 02/15/14	B3		365	361,350
Johnsondiversey Holdings, Inc., Disc. Notes, Zero Coupon (until 05/15/07)
10.67%, 05/15/13	Caa1		500	360,000
Jostens Holding Corp., Sr. Disc. Notes, Zero Coupon (until 12/01/08)
10.25%, 12/01/13	Caa2		1,025	740,563
Jostens IH Corp. Gtd. Notes
7.625%, 10/01/12	B3		500	492,500
Leiner Health Products, Inc., Sr. Sub. Notes (a)
11.00%, 06/01/12	Caa1		250	207,500
Norcross Safety Products, LLC, Sr. Sub. Notes
9.875%, 08/15/11	B3		375	399,375
NSP Holdings Capital Corp., Sr. Unsec’d. Notes
11.75%, 01/01/12	B-(d)		132	136,722
Playtex Products, Inc., Gtd. Notes
9.375%, 06/01/11	Caa2		$375	$388,125
Prestige Brands, Inc., Sr. Sub. Notes (a)
9.25%, 04/15/12	B3		225	227,250
Rayovac Corp., Sr. Sub. Notes
8.50%, 10/01/13	B3		500	452,500
Safilo Capital International SA, Sr. Notes (Luxembourg)
9.625%, 05/15/13	Caa2	EUR	750	1,008,946
Sealy Mattress Co., Sr. Sub. Notes (a)
8.25%, 06/15/14	B3		500	507,500
Simmons Bedding, Co., Sr. Disc. Notes (a) (g)
10.00%, 12/15/14	Caa2		375	183,750
Spectrum Brands, Inc., Gtd. Notes
7.375%, 02/01/15	B3		250	215,938
True Temper Sports, Inc., Gtd. Notes
8.375%, 09/15/11	Caa1		100	90,000
WH Holdings Ltd., Sr. Notes
9.50%, 04/01/11	B1		375	406,875

				7,539,019

Containers & Packaging — 0.4%
Portola Packaging, Inc., Sr. Notes (a)
8.25%, 02/01/12	Caa1		125	81,250
Solo Cup Co., Sr. Sub. Notes (a)
8.50%, 02/15/14	Caa1		375	307,500

				388,750

Defense — 1.1%
Communications & Power Industries Inc., Sr. Sub. Notes
8.00%, 08/01/12	B3		500	508,750
L-3 Communications Corp., Sr. Sub. Notes 144A (g)
6.375%, 10/15/15	Ba3		750	740,625

				1,249,375

Strategic Partners High Yield Bond Fund

SCHEDULE OF INVESTMENTS

October 31, 2005

	Moody’s Ratings (Unaudited)	Principal Amount (000)#	Value (Note 2)
Electric — 2.3%
Calpine Canada Energy Finance Corp., Gtd. Notes (a)
8.50%, 05/01/08	Caa3	$250	$135,000
Calpine Corp., Sec’d. Notes 144A (g)
8.50%, 07/15/10	B-(d)	500	350,000
Calpine Corp., Sr. Notes (a)
8.50%, 02/15/11	Caa3	375	176,250
Dynegy Holdings, Inc., Sec’d. Notes 144A (g)
10.125%, 07/15/13	B3	500	550,000
Midwest Generation LLC, Sec’d. Notes
8.75%, 05/01/34	B1	750	821,250
Reliant Energy, Inc., Sec’d. Notes
9.25%, 07/15/10	B1	250	262,500
Texas Genco LLC Financing Corp., Sr. Notes 144A (g)
6.875%, 12/15/14	B1	250	267,500

			2,562,500

Electric — Generation — 0.4%
Mission Energy Holding Co., Sec’d. Notes
13.50%, 07/15/08	B2	375	434,063

Energy — 1.5%
Foundation PA Coal Co., Sr. Notes
7.25%, 08/01/14	B1	500	511,250
Magnum Hunter Resources, Inc., Gtd. Notes
9.60%, 03/15/12	Ba3	195	210,600
Pride International, Inc., Sr. Notes
7.375%, 07/15/14	Ba2	375	404,062
Swift Energy Co., Sr. Sub. Notes
9.375%, 05/01/12	B2	425	454,750
Tesoro Petroleum Corp., Sec’d. Notes
8.00%, 04/15/08	Ba2	125	130,000

			1,710,662

Energy — Exploration & Production — 0.9%
Chesapeake Energy Corp., Sr. Notes 144A
6.375%, 06/15/15	Ba2	$500	$491,250
El Paso Production Holding Co., Gtd. Notes
7.75%, 06/01/13	B3	500	515,000

			1,006,250

Entertainment — 1.3%
Six Flags, Inc., Sr. Notes
9.75%, 04/15/13	Caa1	250	248,750
Universal City Development Partners Ltd., Sr. Notes
11.75%, 04/01/10	B2	500	560,625
Warner Music Group, Sr. Sub. Notes
7.375%, 04/15/14	B3	500	487,500
WMG Holdings Corp., Sr. Discount Notes Zero Coupon (until 12/15/09)
9.50%, 12/15/14	Caa2	325	223,437

			1,520,312

Environmental — 1.3%
Allied Waste North America, Gtd. Notes, Series B
8.875%, 04/01/08	B2	500	521,250
9.25%, 09/01/12	B2	167	180,001
Allied Waste North America, Sr. Notes
8.50%, 12/01/08	B2	225	234,000
Allied Waste North America, Sr. Notes 144A (g)
7.25%, 03/15/15	B2	250	247,500
Waste Services Inc., Sr. Sub. Notes
9.50%, 04/15/14	Caa2	250	247,500

			1,430,251

	Moody’s Ratings (Unaudited)	Principal Amount (000)#		Value (Note 2)
Finance — 0.1%
Refco Finance Holdings LLC, Gtd. Notes (g)
9.00%, 08/01/12	Ca		$136	$95,540

Food — 2.3%
Dole Foods Co., Inc., Sr. Notes
8.625%, 05/01/09	B2		375	387,656
Eagle Family Foods, Gtd. Notes, Series B
8.75%, 01/15/08	Caa2		500	390,000
Michael Foods, Inc., Sr. Sub. Notes
8.00%, 11/15/13	B3		250	253,750
Pilgrim’s Pride Corp., Gtd. Notes
9.625%, 09/15/11	Ba2		325	347,750
Pilgrim’s Pride Corp., Sr. Sub. Notes
9.25%, 11/15/13	Ba3		525	576,188
Pinnacle Foods Holding Corp., Sr. Sub. Notes
8.25%, 12/01/13	B3		375	346,875
United Biscuits Finance, Gtd. Notes (United Kingdom)
10.625%, 04/15/11	B3	EUR	250	320,586

				2,622,805

Gaming — 7.1%
Boyd Gaming Corp., Sr. Sub. Notes
8.75%, 04/15/12	B1		250	267,188
Codere Finance SA, Sr. Notes (Luxembourg) 144A (g)
8.25%, 06/15/15	B2	EUR	125	156,173
Global Cash Finance Corp., Sr. Sub. Notes
8.75%, 03/15/12	Caa1		195	207,431
Isle of Capri Casinos, Inc., Gtd. Notes
9.00%, 03/15/12	B2		250	260,000
Las Vegas Sands Corp., Gtd. Notes
6.375%, 02/15/15	B2		250	236,875
Mandalay Resort Group, Sr. Notes
9.50%, 08/01/08	Ba2		$50	$53,625
Mandalay Resort Group, Sr. Sub. Notes
10.25%, 08/01/07	Ba3		1,325	1,411,125
MGM Grand, Gtd. Notes
8.375%, 02/01/11	Ba3		1,250	1,321,875
Mohegan Tribal Gaming Authority, Sr. Sub. Notes
8.00%, 04/01/12	Ba3		450	468,562
MTR Gaming Group, Inc., Gtd. Notes, Series B
9.75%, 04/01/10	B2		250	263,125
Park Place Entertainment Corp., Sr. Sub. Notes
7.875%, 03/15/10	Ba1		375	399,844
8.125%, 05/15/11	Ba1		700	764,750
Penn National Gaming, Inc., Sr. Sub. Notes
6.75%, 03/01/15	B3		250	240,000
Pinnacle Entertainment, Inc., Sr. Sub. Notes
8.25%, 03/15/12	Caa1		250	248,125
River Rock Entertainment Authority, Sr. Notes
9.75%, 11/01/11	B2		225	245,250
Seneca Gaming Corp., Sr. Notes
7.25%, 05/01/12	B1		250	255,313
Station Casinos, Inc., Sr. Sub. Notes
6.50%, 02/01/14	Ba3		500	498,750
6.875%, 03/01/16	Ba3		250	251,875
Wynn Las Vegas LLC, First Mortgage Notes
6.625%, 12/01/14	B2		500	476,250

				8,026,136

Health Care — Medical Providers — 0.4%
CDRV Investors, Inc., Sr. Disc. Notes Zero Coupon (until 1/01/10) Zero, 01/01/15	Caa2		750	416,250

Strategic Partners High Yield Bond Fund

SCHEDULE OF INVESTMENTS

October 31, 2005

	Moody’s Ratings (Unaudited)	Principal Amount (000)#		Value (Note 2)
Healthcare — 3.9%
Alliance Imaging, Inc., Sr. Sub. Notes
7.25%, 12/15/12	B3		$250	$218,750
AmeriPath, Inc., Gtd. Notes
10.50%, 04/01/13	Caa1		625	650,000
Kinetic Concepts, Sr. Sub. Notes
7.375%, 05/15/13	B2		114	115,140
Medical Device Manufacturing, Inc., Gtd. Notes
10.00%, 07/15/12	Caa1		250	292,500
Nyco Holdings, Sr. Notes (Denmark)
11.50%, 03/31/13	B3	EUR	250	348,300
Quintiles Transnational Corp., Sr. Sub. Notes
10.00%, 10/01/13	B3		500	551,875
Select Medical Corp., Gtd. Notes
7.625%, 02/01/15	B3		125	115,938
Sybron Dental Specialties, Inc., Gtd. Notes
8.125%, 06/15/12	B1		375	394,687
Tenet Healthcare Corp., Sr. Notes
9.875%, 07/01/14	B3		250	241,875
Tenet Healthcare Corp., Sr. Unsec’d Notes
7.375%, 02/01/13	B3		250	221,875
US Oncology, Inc., Gtd. Notes
9.00%, 08/15/12	B2		500	527,500
Vanguard Health Holdings, Co. II LLC, Sr. Sub. Notes
9.00%, 10/01/14	Caa1		500	521,250
VWR International, Inc., Sr. Sub. Notes
8.00%, 04/15/14	Caa1		250	242,500

				4,442,190

Healthcare Services — 0.2%
DaVita, Inc., Gtd. Notes
7.25%, 03/15/15	B3		250	252,500

Hotels & Motels — 0.2%
Gaylord Entertainment Co., Gtd. Notes
6.75%, 11/15/14	B3		$250	$241,250

Lodging — 0.6%
HMH Properties, Inc., Gtd. Notes, Series B
7.875%, 08/01/08	Ba2		43	43,484
Host Marriott LP, Sr. Notes
7.00%, 08/15/12	Ba2		500	503,750
Starwood Hotel & Resorts Worldwide, Inc., Notes
6.75%, 11/15/05	Ba1		175	175,000

				722,234

Machinery — 0.1%
Columbus McKinnon Corp., Sec’d. Notes
10.00%, 08/01/10	B2		125	137,500

Media — Broadcasting & Radio — 0.7%
Emmis Operating Co., Sr. Sub. Notes
6.875%, 05/15/12	B2		250	246,875
Radio One, Inc., Sr. Sub. Notes 144A (g)
6.375%, 02/15/13	B2		250	244,063
Sinclair Broadcast Group, Inc., Gtd. Notes
8.75%, 12/15/11	B2		250	262,500
XM Satellite Radio, Inc., Sec’d. Notes, Zero Coupon (until 12/31/05) (g)
14.00%, 12/31/09	Caa1		65	68,141

				821,579

Media — Cable — 3.5%
Adelphia Communications Corp., Sr. Notes (a) (g)
10.25%, 06/15/11	D		250	171,875
Cablevision Systems Corp. Holdings, Inc., Series B, Sr. Notes
8.125%, 07/15/09	B1		150	153,375

	Moody’s Ratings (Unaudited)	Principal Amount (000)#		Value (Note 2)
Cablevision Systems Corp., Sr. Notes, 144A (a)
8.00%, 04/15/12	B3		$500	$477,500
CCH I Holdings LLC, Gtd. Notes
9.92%, 04/01/14	Ca		500	322,500
10.00%, 05/15/14	Ca		250	161,250
Charter Communications Holdings II LLC, Sr. Notes 144A (g)
10.25%, 09/15/10	Caa1		500	501,250
Ono Finance, Gtd. Notes (United Kingdom)
10.50%, 05/15/14	Caa2	EUR	375	473,014
Tele Columbus AG & Co., Sr. Sub. Notes (Germany)
9.375%, 04/15/12	B3	EUR	250	311,598
Telenet Communication NV, Sr. Notes (Belgium)
9.00%, 12/15/13	B3	EUR	250	334,068
Telenet Group Holdings NV, Disc. Notes, Zero Coupon (until 12/15/08) (Belgium) 144A (g) (l)
11.50%, 06/15/14	Caa2		1,000	795,000
UPC Holding BV, Sr. Notes 144A (Netherlands) (g)
7.75%, 01/15/14	B3	EUR	250	276,393

				3,977,823

Media — Non Cable — 0.6%
DirecTV Holdings LLC, Sr. Notes
8.375%, 03/15/13	Ba2		325	351,813
Echostar DBS Corp., Sr. Notes
5.75%, 10/01/08	Ba3		375	366,562

				718,375

Metals — 2.1%
AK Steel Corp., Gtd. Notes
7.75%, 06/15/12	B1		500	450,000
Neenah Corp., Sec’d. Notes 144A (g)
11.00%, 09/30/10	B2		$500	$552,500
Ryerson Tull, Inc., Notes
9.125%, 07/15/06	B2		550	556,187
UCAR Finance, Inc., Gtd. Notes
10.25%, 02/15/12	B2		250	263,750
United States Steel Corp., Sr. Notes
9.75%, 05/15/10	Ba2		484	527,560

				2,349,997

Metals & Mining — 0.6%
Novelis, Inc., Sr. Notes (Canada) 144A (g)(l)
7.25%, 02/15/15	B1		250	228,125
OM Group, Inc., Gtd. Notes
9.25%, 12/15/11	Caa1		500	481,250

				709,375

Packaging — 3.8%
Consolidated Container Co., Gtd. Notes (a)
10.125%, 07/15/09	Caa2		250	145,000
Consolidated Container Co., LLC, Sr. Dis. Notes
10.75%, 06/15/09	B3		250	197,500
Crown Euro Holdings SA, Sec’d (France)
10.875%, 03/01/13	B2	EUR	250	294,375
Crown European Holdings SA, Gtd. Notes (France)
10.25%, 03/01/11	B+	EUR	250	341,558
Crown European Holdings SA, Sec’d. Notes (France) (l)
9.50%, 03/01/11	B1		250	275,000
Gerresheimer Holdings GMBH, Gtd. Notes (Germany) 144A (g)
7.875%, 03/01/15	Caa1	EUR	250	295,868
Graham Packaging Co., Inc., Sub. Notes 144A (a)
9.875%, 10/15/14	Caa2		1,250	1,168,750

Strategic Partners High Yield Bond Fund

SCHEDULE OF INVESTMENTS

October 31, 2005

	Moody’s Ratings (Unaudited)	Principal Amount (000)#		Value (Note 2)
Graham Packaging International Corp., Sr. Sub. Notes
9.50%, 08/15/13	B3		$500	$448,750
Huntsman Packaging Corp., Gtd. Notes
13.00%, 06/01/10	Ca		250	36,250
Owens-Brockway Glass Container, Inc., Gtd. Notes
8.25%, 05/15/13	B2		375	382,500
8.875%, 02/15/09	B1		500	522,500
Pliant Corp., Sec’d. Notes (a) (g)
11.125%, 09/01/09	Caa3		125	101,875
Russell Stanley Holdings, Inc., Sr. Sub. Notes 144A PIK (g)(z)
9.00%, 11/30/08	NR		55	0
Tekni-Plex, Inc., Gtd. Notes
12.75%, 06/15/10	Ca		62	27,590
Tekni-Plex, Inc., Sec’d. Notes 144A (a) (g)
8.75%, 11/15/13	Caa2		125	106,250

				4,343,766

Paper — 2.4%
Ainsworth Lumber Co. Ltd., Gtd. Notes (Canada) (l)
7.25%, 10/01/12	B2		250	225,625
Boise Cascade LLC, Gtd. Notes
7.125%, 10/15/14	B2		250	222,500
Georgia-Pacific Corp., Gtd. Notes
9.375%, 02/01/13	Ba1		500	551,250
Georgia-Pacific Corp., Notes
8.125%, 05/15/11	Ba2		500	542,500
Jefferson Smurfit Corp., Gtd. Notes
7.50%, 06/01/13	B2		250	225,000
Jefferson Smurfit Corp., Sr. Notes
9.625%, 10/01/12	B3		500	480,000
JSG Holding PLC, Sr. Notes (Ireland) 144A
11.50%, 10/01/15	Caa2	EUR	137	$141,550
Stone Container Corp., Sr. Notes
9.75%, 02/01/11	B2		$250	250,000
Tembec Industries, Inc., Gtd. Notes
8.50%, 02/01/11	B3		125	79,375

				2,717,800

Pharmaceuticals — 0.1%
Mylan Laboratories, Inc., Sr. Notes 144A (g)
6.375%, 08/15/15	Ba1		125	123,438

Pipelines — 4.8%
El Paso Corp., Notes (a)
7.875%, 06/15/12	Caa1		750	765,000
El Paso Corp., Sr. Notes
6.75%, 05/15/09	Caa1		500	491,250
7.80%, 08/01/31	Caa1		750	744,375
Southern Natural Gas Co., Notes
8.00%, 03/01/32	B1		250	268,610
Tennessee Gas Pipeline Co., Bonds
8.375%, 06/15/32	B1		350	391,393
Tennessee Gas Pipeline Co., Debs.
7.50%, 04/01/17	B1		500	526,250
Transcontinental Gas Pipe Corp., Sr. Notes, Series B
8.875%, 07/15/12	Ba2		475	543,875
Williams Cos., Inc., Notes
7.875%, 09/01/21	B1		500	539,375
Williams Cos., Inc., Sr. Notes
7.625%, 07/15/19	B1		750	795,000
Williams Cos., Inc., Sr. Unsec’d. Notes
8.125%, 03/15/12	B1		375	405,000

				5,470,128

	Moody’s Ratings (Unaudited)		Principal Amount (000)#		Value (Note 2)
Printing — 0.2%
Vertis, Inc., Gtd. Notes, Series B (a)
10.875%, 06/15/09	Caa1			$250	$232,500

Publishing — 3.8%
Advanstar Communications, Inc., Gtd. Notes (g)
12.00%, 02/15/11	Caa2			250	265,313
Advanstar Communications, Inc., Sec’d. Notes
10.75%, 08/15/10	B3			125	138,438
American Media Operations, Inc., Gtd. Notes
8.875%, 01/15/11	Caa1			75	64,125
Dex Media East LLC, Gtd. Notes
12.125%, 11/15/12	B2			487	568,572
Dex Media West LLC, Sr. Sub. Notes
9.875%, 08/15/13	B2			303	334,057
Dex Media, Inc., Disc. Notes, Zero Coupon (until 11/15/08) (a)
9.00%, 11/15/13	B3			750	581,250
Houghton Mifflin Co., Sr. Disc. Notes, Zero Coupon (until 10/15/08)
11.50%, 10/15/13	Caa2			250	181,250
Houghton Mifflin Co., Sr. Sub. Notes (a)
9.875%, 02/01/13	Caa1			250	258,125
Primedia, Inc., Sr. Notes
8.00%, 05/15/13	B2			125	114,063
WDAC Subsidiary Corp., Sr. Notes
8.375%, 12/01/14	Caa1			250	235,625
8.50%, 12/01/14	Caa1		EUR	750	860,638
Yell Finance BV, Gtd. Notes, Zero Coupon (until 08/01/06)
13.50%, 08/01/11	B1			592	603,840
Ziff Davis Media, Inc., Gtd. Notes, Series B, PIK (g)
12.00%, 08/12/09	CCC-	(d)		$92	$94,424

					4,299,720

Publishing — 0.8%
Lighthouse International Co. SA, Gtd. Notes (Luxembourg)
8.00%, 04/30/14	B3		EUR	750	943,781

Real Estate — 0.1%
CB Richard Ellis Services, Inc., Sr. Notes
9.75%, 05/15/10	Ba3			114	124,830

Restaurants — 0.5%
Dominos, Inc., Sr. Sub. Notes
8.25%, 07/01/11	B2			164	169,740
Landry’s Restaurants, Inc., Gtd. Notes
7.50%, 12/15/14	B2			375	345,000

					514,740

Retailers — 0.4%
General Nutrition Centers, Inc., Sr. Sub. Notes
12.00%, 12/01/11	Caa1			200	167,500
Victoria Acquisition III BV, Sr. Notes (Netherlands)
7.875%, 10/01/14	B3		EUR	250	283,883

					451,383

Retailers — Food & Drug — 1.1%
Brake Brothers Finance PLC, Sr. Notes (United Kingdom)
12.00%, 12/15/11	B3		GBP	250	486,751
Couche-Tard US LP, Sr. Sub. Notes
7.50%, 12/15/13	Ba3			250	253,750
Jean Coutu Group, Inc., Sr. Sub. Notes (Canada) (a) (l)
8.50%, 08/01/14	B3			250	231,875

Strategic Partners High Yield Bond Fund

SCHEDULE OF INVESTMENTS

October 31, 2005

	Moody’s Ratings (Unaudited)	Principal Amount (000)#		Value (Note 2)
Rite Aid Corp., Sec’d. Notes
8.125%, 05/01/10	B2		$250	$250,000

				1,222,376

Services — 0.2%
Cornell Cos., Inc., Sr. Notes
10.75%, 07/01/12	B3		250	254,375

Services Cyclical — Distribution Logistics — 1.1%
Ray Acquisition SCA, Sec’d. Notes (France) 144A (g)
9.375%, 03/16/15	Caa1	EUR	1,000	1,228,413

Technology — 1.3%
Activant Solutions, Sr. Notes
10.50%, 06/15/11	B2		250	266,250
Lucent Technologies, Inc., Debs.
6.45%, 03/15/29	B1		500	427,500
Xerox Corp., Gtd. Notes
9.75%, 01/15/09	Ba2		500	552,500
Xerox Corp., Sr. Notes
7.625%, 06/15/13	Ba2		250	262,500

				1,508,750

Technology — Hardware — 0.1%
Amkor Technology, Inc., Sr. Notes
5.00%, 03/15/07	Caa3		125	109,375

Telecom — Integrated/Services — 0.7%
Qwest Corp., Notes
8.875%, 03/15/12	Ba3		750	823,125

Telecommunications — 2.7%
Cincinnati Bell, Inc., Sr. Sub. Notes
8.375%, 01/15/14	B3		250	243,125
Citizens Communications, Co., Sr. Notes
6.25%, 01/15/13	Ba3		250	236,875
Eircom Funding, Gtd. Notes (Ireland) (l)
8.25%, 08/15/13	B1		250	269,375
Inmarsat Finance PLC, Gtd. Notes Zero Coupon (until 11/15/08)
10.375%, 11/15/12	B2		500	408,750
Nextel Communications, Sr. Notes
5.95%, 03/15/14	Baa2		$500	$501,558
PanAmSat Holding Corp., Sr. Disc. Notes, Zero Coupon (until 11/01/09)
10.375%, 11/01/14	B3		250	170,625
Qwest Capital Funding Co., Gtd. Notes (a)
7.90%, 08/15/10	Caa2		250	248,750
Qwest Services Corp., Sec’d. Notes
13.50%, 12/15/10	Caa1		500	571,250
Rogers Wireless, Inc., Sec’d. Notes (Canada) (l)
7.50%, 03/15/15	Ba3		250	268,125
Rogers Wireless, Inc., Sr. Sub. Notes (Canada) (a) (l)
8.00%, 12/15/12	B2		125	132,187

				3,050,620

Telecommunications — Cellular — 4.0%
Alamosa Delaware, Inc., Gtd. Notes
12.00%, 07/31/09	Caa1		250	273,750
Alamosa Delaware, Inc., Sr. Notes
8.50%, 01/31/12	Caa1		500	518,750
American Cellular Corp., Sr. Notes, Series B
10.00%, 08/01/11	B3		250	270,000
American Tower Corp., Sr. Notes
7.50%, 05/01/12	B1		500	521,250
Citizens Communications Co., Notes
9.25%, 05/15/11	Ba3		250	270,625
Digicel Ltd., Sr. Notes 144A (g)
9.25%, 09/01/12	B3		125	128,750
Dobson Cellular Systems, Inc., Sec’d. Notes
9.875%, 11/01/12	B2		250	270,000
Hellas Telecommunications Sec’d. Notes (Luxembourg) (g)
8.50%, 10/15/13	B3	EUR	125	147,746

	Moody’s Ratings (Unaudited)	Principal Amount (000)#	Value (Note 2)
Horizon PCS, Inc., Gtd. Notes
11.375%, 07/15/12	B3e	$125	$140,625
Nextel Communications, Inc., Sr. Notes
7.375%, 08/01/15	Baa2	625	661,536
Nextel Partners, Inc., Sr. Notes
8.125%, 07/01/11	Ba3	200	213,500
Rogers Wireless, Inc., Sec’d. Notes (Canada) (l)
6.375%, 03/01/14	Ba3	500	498,750
US Unwired, Inc., Sec’d. Notes
10.00%, 06/15/12	Caa1	500	568,750

			4,484,032

Telecommunications — Satellites — 0.4%
Intelsat, Ltd. Notes (Bermuda) (l)
7.625%, 04/15/12	Caa1	125	100,625
PanAmSat Corp., Gtd. Notes
9.00%, 08/15/14	B1	325	342,063

			442,688

Textile — 0.7%
Russell Corp., Gtd. Notes
9.25%, 05/01/10	B2	275	277,062
Warnaco, Inc., Sr. Notes
8.875%, 06/15/13	B1	500	538,750

			815,812

Tobacco — 0.2%
Alliance One International, Inc., Notes 144A (g)
11.00%, 05/15/12	B2	250	210,000

Transportation — 0.6%
Petroleum Helicopters, Inc., Gtd. Notes, Series B
9.375%, 05/01/09	B1	375	392,812
Stena AB, Sr. Notes
9.625%, 12/01/12	Ba3	250	270,000

			662,812

Utilities — Electrical Utilities — 0.4%
Dynegy Holdings, Inc., Sr. Notes
8.75%, 02/15/12	Caa2	$125	$132,187
NRG Energy, Inc., Gtd. Notes 144A
8.00%, 12/15/13	B1	319	347,710

			479,897

Total Corporate Obligations (Cost $107,228,300)			107,723,345

		Shares
Preferred Stock — 0.2%
Publishing
Ziff Davis Media, Inc.,
Series E-1, 10.00%		2	1,440

Retailers — 0.2%
General Nutrition Centers, Inc.,
Series A, 12.00%		250	179,375

Total Preferred Stock (Cost $251,501)			180,815

		Units
Warrants* — 0.1%
Chemicals
General Chemical Industry Product, Inc., Series A, expiring 04/30/11		103	0
General Chemical Industry Product, Inc., Series B, expiring 04/30/11		77	0

			0

Media — Broadcasting & Radio
XM Satellite Radio, Inc., expiring 03/15/10		450	20,250

Metals — 0.1%
ACP Holding Co., expiring 10/07/13		39,024	77,072

Packaging
Pliant Corp., 144A, expiring 06/01/10		475	5

Strategic Partners High Yield Bond Fund

SCHEDULE OF INVESTMENTS

October 31, 2005

	Units	Value (Note 2)
Paper
MDP Acquisitions PLC, expiring 10/01/13 (Ireland) 144A (g)	275	$5,638

Publishing
Advanstar Holdings Corp., expiring 10/15/11 144A (g)	225	2
Ziff Davis Media, Inc., expiring 08/12/12	4,400	440

		442

Total Warrants (Cost $79,747)		103,407

	Shares
Common Stocks
Chemicals
General Chemicals Industry Products *	179	49,907

Packaging
Russell Stanley Holdings, Inc.(z)*	6,000	0

Total Common Stocks (Cost $577,332)		49,907

Total Long-Term Investments (Cost $108,136,880)		108,057,474

Short-Term Investments — 9.2%
Money Market Mutual Fund
Dryden Core Investment Fund - Taxable Money Market Series (b)(w) (Cost $ 10,426,363)	10,426,363	10,426,363

Total Investments(o) — 104.6% (Cost $118,563,243; Note 5)		118,483,837
Liabilities In Excess of Other Assets (Includes cash collateral for securities on loan of $10,426,363)(u) — (4.6%)		(5,240,743)

Net Assets — 100.0%		$113,243,094

The following abbreviations and annotations are used in portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted 144A securities are deemed to be liquid.

PIK	Payment-in-kind

EUR	Euro

GBP	British Pound

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities is $10,295,907; cash collateral of $10,426,363 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral for securities on loan.

(d)	Standard & Poor’s rating.

(g)	Indicates a security that has been deemed illiquid.

(l)	US$ Denominated Foreign Bonds.

(o)	As of October 31, 2005, 6 securities representing $49,912 and 0.04% of the total market value were fair valued in accordance with the policies adopted by the Board of Directors.

(u)	Liabilities in excess of other assets includes net unrealized appreciation on forward foreign currency contracts as follows:

Forward foreign currency exchange contracts outstanding at October 31, 2005:

Purchase Contracts

Settlement Month	Type	Contracts to Receive	In Exchange For	Contracts at Value	Unrealized Depreciation
Nov 05	Buy EUR	2,451,650	$2,963,305	$2,938,762	$(24,543)

Sale Contracts

Settlement Month	Type	Contracts to Receive	In Exchange For	Contracts at Value	Unrealized Appreciation
Nov 05	Sell EUR	11,312,459	$14,065,303	$13,569,015	$496,288
Nov 05	Sell GBP	286,438	512,724	506,903	5,821

			$14,578,027	$14,075,918	$502,109

(w)	Prudential Investments LLC, the manager of the Fund also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

(z)	Issuer in bankruptcy.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2005 were as follows:

Chemicals	8.2%
Gaming	7.1
Consumer Products	6.7
Pipelines	4.8
Publishing	4.6
Telecommunications - Cellular	4.0
Building Materials	3.9
Healthcare	3.9
Packaging	3.8
Media - Cable	3.5
Automotive Parts	2.9
Telecommunications	2.7
Agriculture	2.4
Paper	2.4
Conglomerates	2.3
Electric	2.3
Food	2.3
Metals	2.2
Aerospace	2.0
Energy	1.5
Capital Goods - Others	1.4
Consumer Cyclical - Services	1.4
Entertainment	1.3
Environmental	1.3
Technology	1.3
Defense	1.1
Retailers - Food & Drug	1.1
Services Cyclical - Distribution Logistics	1.1
Automotive	0.9
Energy - Exploration & Production	0.9
Computer Services	0.8
Media - Broadcasting & Radio	0.7
Telecom - Integrated/Services	0.7
Textile	0.7
Lodging	0.6
Media - Non Cable	0.6
Metals & Mining	0.6
Retailers	0.6
Transportation	0.6
Restaurants	0.5
Containers & Packaging	0.4
Electric - Generation	0.4
Health Care - Medical Providers	0.4
Telecommunications - Satellites	0.4
Utilities - Electrical Utilities	0.4
Clothing & Apparel	0.2
Healthcare Services	0.2
Hotels & Motels	0.2
Preferred Stock	0.2
Printing	0.2
Services	0.2
Tobacco	0.2
Finance	0.1
Machinery	0.1
Pharmaceuticals	0.1
Real Estate Investment Trust	0.1
Technology - Hardware	0.1
Warrants	0.1
Short-Term Investments (Entire portion represents investment purchased with collateral received from securities on loan)	9.2

104.6
Liabilities In Excess of Other Assets	–4.6

Total	100.0%

See Notes to Finanacial Statements.

Strategic Partners Money Market Fund

SCHEDULE OF INVESTMENTS

October 31, 2005

	Principal Amount (000)	Value (Note 2)
Commercial Paper — 75.9%
Allianz Finance Corp. 144(n)
3.94%, 12/06/05
(cost $2,988,508; purchased 10/06/05)	$3,000	$2,988,508
Alltel Corp. 144A(n)
4.01%, 11/22/05
(cost $5,287,602; purchased 10/27/05)	5,300	5,287,602
Amsterdam Funding Corp. 144A(n)
3.78%, 11/01/05
(cost $1,000,000; purchased 10/04/05)	1,000	1,000,000
4.00%, 11/21/05
(cost $1,995,556; purchased 10/21/05)	2,000	1,995,556
Bank of America Corp.(n)
4.01%, 11/29/05	3,000	2,990,643
Bank of Ireland 144A(n)
3.715%, 01/18/06
(cost $2,975,852; purchased 07/18/05)	3,000	2,975,852
Banque Et Caisse Epargne(n)
3.80%, 11/01/05	6,140	6,140,000
Barton Capital Corp. 144A(n)
3.90%, 11/14/05
(cost $2,995,775; purchased 10/17/05)	3,000	2,995,775
Cafco LLC 144A(n)
3.90%, 02/28/06
(cost $5,922,650; purchased 08/31/05)	6,000	5,922,650
Ciesco LLC 144A(n)
3.64%, 11/01/05
(cost $5,000,000; purchased 08/05/05)	5,000	5,000,000
Countrywide Financial Corp.(n)
3.86%, 11/03/05	5,700	5,698,778
Credit Suisse First Boston USA, Inc. 144A(n)
3.65%, 12/19/05
(cost $3,482,967; purchased 07/19/05)	3,500	3,482,967
Depfa Bank PLC 144A(n)
3.78%, 11/01/05
(cost $3,500,000; purchased 10/04/05)	3,500	3,500,000
Edison Asset Securities LLC 144A(n)
3.91%, 11/14/05	$330	$329,534
Falcon Asset Securities Corp. 144A(n)
4.00%, 11/23/05
(cost $997,556; purchased 10/20/05)	1,000	997,556
Greenwich Capital Holdings(c)(n)
3.90%, 05/11/06	4,500	4,500,000
HBOS Corp. 144A(n)
4.04%, 11/15/05	4,000	3,993,716
HSBC Finance Corp.(n)
3.85%, 11/03/05	5,000	4,998,930
Market Street Funding 144A
3.93%, 11/15/05
(cost $5,990,830; purchased 10/18/05)	6,000	5,990,830
Morgan Stanley(n)
3.83%, 11/01/05	3,500	3,500,000
Park Granada LLC 144A(n)
4.03%, 11/04/05
(cost $2,175,269; purchased 10/28/05)	2,176	2,175,269
Preferred Receivable Funding 144A(n)
3.78%, 11/01/05
(cost $3,238,000; purchased 10/04/05)	3,238	3,238,000
4.02%, 12/01/05
(cost $1,079,372; purchased 10/25/05)	1,083	1,079,372
Prudential PLC 144A(n)
3.69%, 11/07/05
(cost $4,996,925; purchased 08/05/05)	5,000	4,996,925
UBS Finance Delaware LLC(n)
3.765%, 11/01/05	4,881	4,881,000
Windmill Funding Corp. 144A(n)
3.97%, 12/01/05
(cost $1,345,534; purchased 10/20/05)	1,350	1,345,534

Total Commercial Paper (Cost $92,004,997)		92,004,997

Certificates of Deposit — 6.6%
BNP Paribas NY Branch(c)
3.908%, 06/19/06	2,000	1,999,718
Branch Banking & Trust
3.71%, 08/10/06	5,000	4,999,592

	Principal Amount (000)	Value (Note 2)
Royal Bank of Scotland
4.30%, 09/28/06	$1,000	$1,000,000
Total Certificates of Deposit (Cost $7,999,310)		7,999,310
Corporate Obligations — 21.2%
3M Co. 144A
5.674%, 12/12/05	1,000	1,003,092
Bank of America Corp.
7.50%, 09/15/06	3,000	3,081,828
Bank One Corp.(c)
3.98%, 09/15/06	1,210	1,211,298
General Electric Capital Corp.
6.80%, 11/01/05	2,446	2,446,000
Goldman Sachs Group, Inc.(c)
4.12%, 03/21/06	2,250	2,251,993
HBOS Treasury Services PLC(c)
4.153%, 01/12/06	2,000	2,000,196
JPMorgan Chase & Co.
5.625%, 08/15/06	3,000	3,031,496
Merrill Lynch & Co.(c)
3.95%, 11/15/06	5,000	5,000,000
Morgan Stanley Group, Inc.
4.25%, 03/27/06	2,000	2,002,344
National City Bank
4.051%, 07/26/06	1,650	1,650,313
Paccar Financial Corp.(c)
3.921%, 11/13/06	2,000	2,000,000

Total Corporate Obligations (Cost $25,678,560)		25,678,560

Total Investments — 103.7% (Cost $125,682,867)†		125,682,867
Liabilities In Excess of Other Assets — (3.7%)		(4,467,512)

Net Assets — 100.0%		$121,215,355

The following abbreviations and annotations are used in portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the current reporting period, the aggregate amortized cost of such securities was $54,972,396. The aggregate market value of $54,972,396 is approximately 45.4% of net assets.

These securities have been deemed to be liquid under procedures established by the Board of Directors.

†	The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.

(c)	Indicates a variable rate security. The maturity date presented for these instruments is the next date on which the rate of interest is adjusted.

(n)	Rates shown are the effective yields at purchase date.

The following is a breakdown of the money market portfolio by industry classification, as of October 31, 2005. Percentages are based on net assets.

Financial	54.8%
Bank	30.5
Certificates of Deposit	6.6
Insurance	6.6
Telecommunications	4.4
Industrial	0.8

103.7
Liabilities In Excess of Other Assets	–3.7

Total	100.0%

See Notes to Financial Statements.

Statements of Assets and Liabilities

OCTOBER 31, 2005

	STRATEGIC PARTNERS INTERNATIONAL GROWTH FUND	STRATEGIC PARTNERS SMALL CAP GROWTH FUND	STRATEGIC PARTNERS MID-CAP GROWTH FUND	STRATEGIC PARTNERS MID CAP VALUE FUND	STRATEGIC PARTNERS TECHNOLOGY FUND
ASSETS:
Investments at Value: Unaffiliated investments (A) including Securities on Loan (D)	$241,369,951	$108,023,474	$132,650,240	$294,850,944	$14,851,085
Affiliated investments (B)	—	2,187,335	5,792,414	54,913,704	—
Cash (F)	—	323,657	390,991	—	—
Foreign currency at value (C)	3,582,749	—	—	—	—
Receivable for:
Securities Sold	7,277,055	15,909,775	1,243,356	5,340,108	—
Dividends and Interest	732,143	41,302	14,668	87,450	7,350
Fund Shares Sold	62,539	87,704	60,033	113,688	5,689
Receivable from Investment Manager	—	—	—	—	17,708
Prepaid Expenses	26,979	23,802	21,681	31,050	7,290

Total Assets	253,051,416	126,597,049	140,173,383	355,336,944	14,889,122

LIABILITIES:
Payable to Custodian	2,580,765	—	—	104,057	7,408
Payable to Investment Manager	88,988	83,388	140,460	108,688	—
Payable to Broker for Collateral for Securities on Loan	—	—	5,792,414	54,913,704	—
Payable for:
Securities Purchased	3,592,873	16,389,968	1,402,445	7,017,232	—
Fund Shares Redeemed	411,279	205,426	299,576	658,403	38,611
Distribution Fees	171,045	74,304	89,356	199,535	9,294
Deferred Directors’ Fees	17,637	8,374	7,774	8,671	824
Transfer Agents’ Fees (E)	484,963	320,046	394,294	329,128	65,639
Accrued Expenses and Other Liabilities	55,800	41,669	195,399	60,630	48,022
Withholding Tax	97,212	—	—	—	—

Total Liabilities	7,500,562	17,123,175	8,321,718	63,400,048	169,798

Net Assets	$245,550,854	$109,473,874	$131,851,665	$291,936,896	$14,719,324

Components of Net Assets
Common Stock, at $.001 Par Value	$18,354	$21,354	$29,152	$15,031	$5,453
Paid-In-Capital in Excess of Par	353,535,645	232,637,313	271,542,737	204,594,183	53,130,578

	353,553,999	232,658,667	271,571,889	204,609,214	53,136,031
Undistributed Net Investment Income (Loss)	(4,295,446)	(10,920)	(7,774)	(8,671)	(824)
Accumulated Net Realized Gain (Loss) on Investments	(159,855,799)	(126,478,614)	(154,219,461)	56,851,883	(41,418,003)
Net Unrealized Appreciation (Depreciation) on Investments	56,148,100	3,304,741	14,507,011	30,484,470	3,002,120

Net Assets	$245,550,854	$109,473,874	$131,851,665	$291,936,896	$14,719,324

(A) Unaffiliated Investments at Cost	$185,037,751	$104,728,469	$118,143,229	$264,366,474	$11,848,965

(B) Affiliated Investments at Cost	$—	$2,187,335	$5,792,414	$54,913,704	$—

(C) Foreign Currency at Cost	$3,631,119	$—	$—	$—	$—

(D) Securities on Loan at Value	$—	$—	$5,615,570	$53,710,418	$—

(E) Affiliated Transfer Agent Fees	$62,145	$111,785	$158,115	$169,641	$25,257

(F) Amount Segregated to Cover Open Futures Contracts	$—	$—	$—	$—	$—

See Notes to Financial Statements.

		STRATEGIC PARTNERS INTERNATIONAL GROWTH FUND	STRATEGIC PARTNERS SMALL CAP GROWTH FUND	STRATEGIC PARTNERS MID-CAP GROWTH FUND	STRATEGIC PARTNERS MID CAP VALUE FUND	STRATEGIC PARTNERS TECHNOLOGY FUND
NET ASSET VALUE:
Class A:	Net Assets	$15,784,604	$11,807,004	$10,692,453	$20,191,221	$2,319,549

	Shares Outstanding	1,153,575	2,236,043	2,308,372	1,003,565	837,448

	Net Asset Value and Redemption Price Per Share	$13.68	$5.28	$4.63	$20.12	$2.77

	Maximum Sales Charge	5.50%	5.50%	5.50%	5.50%	5.50%

	Offering Price Per Share*	$14.48	$5.59	$4.90	$21.29	$2.93

Class B:	Net Assets	$2,624,939	$7,818,636	$2,110,012	$3,450,440	$311,314

	Shares Outstanding	197,466	1,549,522	467,661	178,957	116,990

	Net Asset Value, Offering and Redemption Price Per Share	$13.29	$5.05	$4.51	$19.28	$2.66

Class C:	Net Assets	$48,316,362	$22,024,141	$22,098,491	$56,013,412	$3,226,616

	Shares Outstanding	3,627,271	4,329,591	4,925,911	2,909,891	1,205,170

	Net Asset Value, Offering and Redemption Price Per Share	$13.32	$5.09	$4.49	$19.25	$2.68

Class D:	Net Assets	$—	$—	$—	$—	$—
Class L:	Net Assets	$40,802,989	$16,580,337	$24,097,572	$49,081,224	$2,288,111

	Shares Outstanding	2,990,146	3,165,659	5,240,662	2,456,816	830,076

	Net Asset Value and Redemption Price Per Share	$13.65	$5.24	$4.60	$19.98	$2.76

Class M:	Net Assets	$106,492,292	$41,127,514	$60,542,488	$138,363,313	$5,568,571

	Shares Outstanding	8,013,959	8,087,623	13,465,154	7,187,369	2,088,472

	Net Asset Value and Redemption Price Per Share	$13.29	$5.09	$4.50	$19.25	$2.67

Class X:	Net Assets	$31,529,668	$10,116,242	$12,310,649	$24,837,286	$1,005,163

	Shares Outstanding	2,371,403	1,985,245	2,744,647	1,294,047	374,571

	Net Asset Value, Offering and Redemption Price Per Share	$13.30	$5.10	$4.49	$19.19	$2.68

*	On sales of $50,000 or more, the offering price of Class A shares is reduced for High Yield Bond Fund. For all other funds with the exception of Money Market Fund the offering price is reduced for $25,000 or more.

See Notes to Financial Statements.

Statements of Assets and Liabilities

OCTOBER 31, 2005

	STRATEGIC PARTNERS HEALTH SCIENCES FUND	STRATEGIC PARTNERS MANAGED OTC FUND	STRATEGIC PARTNERS CAPITAL GROWTH FUND	STRATEGIC PARTNERS CONCENTRATED GROWTH FUND	STRATEGIC PARTNERS CORE VALUE FUND
ASSETS:
Investments at Value: Unaffiliated investments (A) including Securities on Loan (D)	$21,674,288	$25,287,200	$634,537,030	$296,927,302	$46,733,274
Affiliated investments (B)	—	—	140,479,036	22,634,620	—
Cash (F)	725,583	774,541	—	571,846	—
Receivable for:
Securities Sold	150,021	—	3,740,005	1,461,756	334,016
Dividends and Interest	28,262	4,777	382,273	37,376	47,707
Fund Shares Sold	240,252	2,408	105,032	64,000	6,463
Futures Variation Margin	—	138,320	—	—	—
Receivable from Investment Manager	117,861	—	—	—	27,257
Prepaid Expenses	29,183	8,728	33,763	8,144	25,429

Total Assets	22,965,450	26,215,974	779,277,139	321,705,044	47,174,146

LIABILITIES:
Payable to Custodian	—	—	215,127	—	10,740
Payable to Investment Manager	—	138,068	556,746	107,413	—
Payable to Broker for Collateral for Securities on Loan	—	—	140,479,036	22,634,620	—
Payable for:
Securities Purchased	247,469	—	—	1,162,578	172,869
Fund Shares Redeemed	95,535	54,593	2,269,042	848,149	59,094
Distribution Fees	13,712	17,426	442,049	206,583	31,941
Deferred Directors’ Fees	562	889	27,468	57,971	660
Transfer Agents’ Fees (E)	58,640	70,034	935,068	869,184	61,436
Accrued Expenses and Other Liabilities	88,467	47,402	252,847	100,618	66,822

Total Liabilities	504,385	328,412	145,177,383	25,987,116	403,562

Net Assets	$22,461,065	$25,887,562	$634,099,756	$295,717,928	$46,770,584

Components of Net Assets
Common Stock, at $.001 Par Value	$1,822	$9,790	$42,927	$28,495	$3,627
Paid-In-Capital in Excess of Par	19,699,858	60,535,485	622,349,954	1,255,166,771	36,406,004

	19,701,680	60,545,275	622,392,881	1,255,195,266	36,409,631
Undistributed Net Investment Income (Loss)	(562)	(889)	(27,468)	(57,971)	86,767
Accumulated Net Realized Gain (Loss) on Investments	142,260	(41,425,194)	(182,508,600)	(994,196,850)	2,713,425
Net Unrealized Appreciation (Depreciation) on Investments	2,617,687	6,768,370	194,242,943	34,777,483	7,560,761

Net Assets	$22,461,065	$25,887,562	$634,099,756	$295,717,928	$46,770,584

(A) Unaffiliated Investments at Cost	$19,056,242	$18,442,610	$440,297,157	$262,149,819	$39,172,513

(B) Affiliated Investments at Cost	$—	$—	$140,479,036	$22,634,620	$—

(C) Foreign Currency at Cost	$—	$—	$—	$—	$—

(D) Securities on Loan at Value	$—	$—	$138,269,599	$22,049,818	$—

(E) Affiliated Transfer Agent Fees	$19,874	$28,376	$412,233	$415,736	$30,852

(F) Amount Segregated to Cover Open Futures Contracts	$—	$—	$—	$—	$—

See Notes to Financial Statements.

		STRATEGIC PARTNERS HEALTH SCIENCES FUND	STRATEGIC PARTNERS MANAGED OTC FUND	STRATEGIC PARTNERS CAPITAL GROWTH FUND	STRATEGIC PARTNERS CONCENTRATED GROWTH FUND	STRATEGIC PARTNERS CORE VALUE FUND
NET ASSET VALUE:
Class A:	Net Assets	$4,600,967	$1,857,089	$31,084,892	$14,473,881	$3,607,490

	Shares Outstanding	366,168	687,358	2,034,236	1,231,800	278,132

	Net Asset Value and Redemption Price Per Share	$12.57	$2.70	$15.28	$11.75	$12.97

	Maximum Sales Charge	5.50%	5.50%	5.50%	5.50%	5.50%

	Offering Price Per Share*	$13.30	$2.86	$16.17	$12.43	$13.72

Class B:	Net Assets	$835,774	$539,426	$8,075,227	$3,653,985	$982,837

	Shares Outstanding	68,463	205,588	549,994	363,149	76,301

	Net Asset Value, Offering and Redemption Price Per Share	$12.21	$2.62	$14.68	$10.06	$12.88

Class C:	Net Assets	$3,738,224	$7,634,188	$145,904,462	$43,945,815	$10,508,241

	Shares Outstanding	305,627	2,908,375	9,961,232	4,377,844	815,874

	Net Asset Value, Offering and Redemption Price Per Share	$12.23	$2.62	$14.65	$10.04	$12.88

Class D:	Net Assets	$—	$—	$—	$—	$—
Class L:	Net Assets	$3,016,463	$5,014,460	$104,412,465	$49,291,396	$7,129,772

	Shares Outstanding	241,446	1,870,073	6,872,957	4,215,682	551,367

	Net Asset Value and Redemption Price Per Share	$12.49	$2.68	$15.19	$11.69	$12.93

Class M:	Net Assets	$8,784,998	$9,885,709	$291,460,765	$155,489,671	$20,401,769

	Shares Outstanding	719,592	3,754,875	19,877,222	15,443,957	1,584,190

	Net Asset Value and Redemption Price Per Share	$12.21	$2.63	$14.66	$10.07	$12.88

Class X:	Net Assets	$1,484,639	$956,690	$53,161,945	$28,863,180	$4,140,475

	Shares Outstanding	121,336	363,411	3,632,049	2,863,039	321,311

	Net Asset Value, Offering and Redemption Price Per Share	$12.24	$2.63	$14.64	$10.08	$12.89

*	On sales of $50,000 or more, the offering price of Class A shares is reduced for High Yield Bond Fund. For all other funds with the exception of Money Market Fund the offering price is reduced for $25,000 or more.

See Notes to Financial Statements.

Statements of Assets and Liabilities

OCTOBER 31, 2005

	STRATEGIC PARTNERS LARGE CAP CORE FUND	STRATEGIC PARTNERS EQUITY INCOME FUND	STRATEGIC PARTNERS BALANCED FUND	STRATEGIC PARTNERS HIGH YIELD BOND FUND	STRATEGIC PARTNERS MONEY MARKET FUND
ASSETS:
Investments at Value: Unaffiliated investments (A) including Securities on Loan (D)	$146,386,905	$300,888,215	$114,472,741	$108,057,474	$125,682,867
Affiliated investments (B)	11,774,635	2,279,573	—	10,426,363	—
Cash (F)	—	124,920	43,845	2,718,427	22,879
Foreign currency at value (C)	—	—	—	159,120	—
Receivable for:
Securities Sold	1,166,908	1,351,395	3,631,870	1,079,530	—
Dividends and Interest	145,916	346,260	373,103	2,386,409	303,750
Fund Shares Sold	124,954	30,273	47,022	35,278	126,620
Futures Variation Margin	—	—	5,050	—	—
Unrealized Appreciation on Foreign Currency Forward Contracts	—	—	—	502,109	—
Receivable from Investment Manager	—	—	40,967	—	101,220
Prepaid Expenses	24,632	6,004	4,735	14,637	25,667

Total Assets	159,623,950	305,026,640	118,619,333	125,379,347	126,263,003

LIABILITIES:
Payable to Custodian	17,447	—	—	—	—
Payable to Investment Manager	321,779	309,757	—	137,026	—
Unrealized depreciation on foreign currency forward contracts	—	—	—	24,543	—
Payable to Broker for Collateral for Securities on Loan	11,774,635	—	—	10,426,363	—
Payable for:
Securities Purchased	—	240,903	9,724,996	401,215	3,993,716
Fund Shares Redeemed	497,301	667,927	178,506	532,425	528,257
Distribution Fees	100,968	212,604	75,060	86,809	83,752
Deferred Directors’ Fees	5,743	21,110	5,358	4,577	28,110
Transfer Agents’ Fees (E)	169,229	516,305	149,902	213,777	254,228
Accrued Expenses and Other Liabilities	263,624	254,848	131,556	84,848	127,422
Dividends and Distributions	—	—	—	224,670	32,163

Total Liabilities	13,150,726	2,223,454	10,265,378	12,136,253	5,047,648

Net Assets	$146,473,224	$302,803,186	$108,353,955	$113,243,094	$121,215,355

Components of Net Assets
Common Stock, at $.001 Par Value	$15,792	$22,174	$8,226	$16,008	$121,263
Paid-In-Capital in Excess of Par	155,594,585	315,895,533	106,704,420	146,665,534	121,136,508

	155,610,377	315,917,707	106,712,646	146,681,542	121,257,771
Undistributed Net Investment Income (Loss)	327,379	16,721	230,192	244,493	(26,953)
Accumulated Net Realized Gain (Loss) on Investments	(33,660,556)	(46,677,649)	(5,794,254)	(34,078,773)	(15,463)
Net Unrealized Appreciation (Depreciation) on Investments	24,196,024	33,546,407	7,205,371	395,832	—

Net Assets	$146,473,224	$302,803,186	$108,353,955	$113,243,094	$121,215,355

(A) Unaffiliated Investments at Cost	$122,190,655	$267,341,808	$107,258,311	$108,136,880	$125,682,867

(B) Affiliated Investments at Cost	$11,774,635	$2,279,573	$—	$10,426,363	$—

(C) Foreign Currency at Cost	$—	$—	$—	$159,351	$—

(D) Securities on Loan at Value	$11,506,805	$—	$—	$10,295,907	$—

(E) Affiliated Transfer Agent Fees	$94,230	$165,861	$62,145	$71,418	$82,977

(F) Amount Segregated to Cover Open Futures Contracts	$—	$—	$32,000	$—	$—

See Notes to Financial Statements.

		STRATEGIC PARTNERS LARGE CAP CORE FUND	STRATEGIC PARTNERS EQUITY INCOME FUND	STRATEGIC PARTNERS BALANCED FUND	STRATEGIC PARTNERS HIGH YIELD BOND FUND	STRATEGIC PARTNERS MONEY MARKET FUND
NET ASSET VALUE:
Class A:	Net Assets	$12,526,834	$14,835,103	$9,099,203	$6,638,896	$32,721

	Shares Outstanding	1,314,093	1,060,569	688,886	937,117	32,722

	Net Asset Value and Redemption Price Per Share	$9.53	$13.99	$13.21	$7.08	$1.00

	Maximum Sales Charge	5.50%	5.50%	5.50%	4.50%	—

	Offering Price Per Share*	$10.08	$14.80	$13.98	$7.41	$—

Class B:	Net Assets	$3,143,827	$3,063,302	$2,145,222	$1,700,906	$—

	Shares Outstanding	340,785	225,305	162,886	240,233	—

	Net Asset Value, Offering and Redemption Price Per Share	$9.23	$13.60	$13.17	$7.08	$—

Class C:	Net Assets	$26,905,040	$54,187,311	$13,850,206	$14,195,879	$12,339,203

	Shares Outstanding	2,920,659	3,993,150	1,052,452	2,006,438	12,346,013

	Net Asset Value, Offering and Redemption Price Per Share	$9.21	$13.57	$13.16	$7.08	$1.00

Class D:	Net Assets	$—	$—	$—	$—	$13,015,074

	Shares Outstanding	—	—	—	—	13,019,798

	Net Asset Value, Offering and Redemption Price Per Share	$—	$—	$—	$—	$1.00

Class L:	Net Assets	$20,527,974	$46,285,263	$15,293,492	$12,139,061	$21,170,358

	Shares Outstanding	2,165,040	3,323,617	1,159,043	1,714,616	21,180,311

	Net Asset Value and Redemption Price Per Share	$9.48	$13.93	$13.19	$7.08	$1.00

Class M:	Net Assets	$74,648,705	$143,413,711	$55,083,927	$67,863,020	$60,896,438

	Shares Outstanding	8,103,194	10,548,267	4,183,935	9,595,355	60,916,498

	Net Asset Value and Redemption Price Per Share	$9.21	$13.60	$13.17	$7.07	$1.00

Class X:	Net Assets	$8,720,844	$41,018,496	$12,881,905	$10,705,332	$13,761,561

	Shares Outstanding	948,228	3,022,869	979,124	1,514,505	13,765,837

	Net Asset Value, Offering and Redemption Price Per Share	$9.20	$13.57	$13.16	$7.07	$1.00

*	On sales of $50,000 or more, the offering price of Class A shares is reduced for High Yield Bond Fund. For all other funds with the exception of Money Market Fund the offering price is reduced for $25,000 or more.

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED OCTOBER 31, 2005

	STRATEGIC PARTNERS INTERNATIONAL GROWTH FUND	STRATEGIC PARTNERS SMALL CAP GROWTH FUND	STRATEGIC PARTNERS MID-CAP GROWTH FUND	STRATEGIC PARTNERS MID CAP VALUE FUND	STRATEGIC PARTNERS TECHNOLOGY FUND
INVESTMENT INCOME
Interest	$58,845	$4,809	$13,181	$—	$765
Unaffiliated dividend income	4,915,826	172,826	699,301	4,196,914	167,801
Affiliated dividend income	—	148	—	—	—
Unaffiliated Income from Securities Loaned, Net	—	14,395	30,905	54,495	3,572
Affiliated Income from Securities Loaned, Net	—	1,317	1,015	17,117	—
Foreign Taxes Withheld	(569,625)	(516)	—	(1,093)	(6,928)

Total Income	4,405,046	192,979	744,402	4,267,433	165,210

EXPENSES
Advisory Fees	2,694,795	402,568	1,504,224	2,890,236	181,946
Distribution Fees — Class A	36,807	7,938	27,081	47,317	5,627
Distribution Fees — Class B	20,364	5,914	16,862	26,926	2,621
Distribution Fees — Class C	525,145	76,531	253,893	596,506	42,614
Distribution Fees — Class L	255,324	46,874	160,746	310,912	17,161
Distribution Fees — Class M	1,154,431	181,169	699,007	1,503,063	67,257
Distribution Fees — Class X	336,976	34,639	139,954	273,787	12,623
Transfer Agent’s Fees and Expenses (A)	1,550,000	375,000	1,118,000	1,234,000	194,000
Accounting Fees	133,000	49,000	103,000	145,000	51,000
Custodian Fees and Expenses	193,000	22,000	12,000	9,000	10,000
Audit and Legal Fees	38,000	29,000	50,000	47,000	27,000
Directors’ Fees	16,000	16,000	10,000	16,000	12,000
Registration Fees	142,000	47,000	56,000	66,000	48,000
Interest Expense	2,132	167	10,102	492	1,550
Reports to Shareholders	71,000	44,000	150,000	70,000	8,000
Miscellaneous	59,737	54,010	25,030	25,747	16,744

Total Expenses	7,228,711	1,391,810	4,335,899	7,261,986	698,143
Less: Advisory Fee Waivers and Expense Reimbursements	(585,225)	(445,161)	(879,343)	(155,625)	(294,607)

Net Expenses	6,643,486	946,649	3,456,556	7,106,361	403,536

Net Investment Income (Loss)	(2,238,440)	(753,670)	(2,712,154)	(2,838,928)	(238,326)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments	48,332,898	3,055,991	30,683,083	68,941,489	1,240,656
Foreign currencies	(869,641)	—	—	—	1
Futures	—	59,793	—	—	—

	47,463,257	3,115,784	30,683,083	68,941,489	1,240,657

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(4,497,227)	322,190	(16,087,988)	(17,963,024)	(347,908)
Foreign currencies	(217,216)	—	—	—	—
Futures	—	3,948	—	—	—

	(4,714,443)	326,138	(16,087,988)	(17,963,024)	(347,908)

Net Gain on Investments and Foreign Currencies	42,748,814	3,441,922	14,595,095	50,978,465	892,749

Net Increase in Net Assets Resulting from Operations	$40,510,374	$2,688,252	$11,882,941	$48,139,537	$654,423

(A) Affiliated Transfer Agent’s Fees and Expenses	$200,000	$221,000	$511,000	$565,000	$83,000

See Notes to Financial Statements.

	STRATEGIC PARTNERS HEALTH SCIENCES FUND	STRATEGIC PARTNERS MANAGED OTC FUND	STRATEGIC PARTNERS CAPITAL GROWTH FUND	STRATEGIC PARTNERS CONCENTRATED GROWTH FUND	STRATEGIC PARTNERS CORE VALUE FUND
INVESTMENT INCOME
Interest	$7,124	$550	$—	$22,305	$—
Unaffiliated dividend income	192,030	496,680	6,742,756	5,470,932	1,192,563
Unaffiliated Income from Securities Loaned, Net	2,423	8,031	49,910	33,725	5,145
Affiliated Income from Securities Loaned, Net	—	—	17,828	1,060	—
Foreign Taxes Withheld	(6,493)	(738)	(209,482)	(385)	(2,911)

Total Income	195,084	504,523	6,601,012	5,527,637	1,194,797

EXPENSES
Advisory Fees	208,851	274,382	6,641,656	3,390,830	423,511
Distribution Fees — Class A	6,960	4,403	68,968	32,417	7,156
Distribution Fees — Class B	4,468	6,251	60,518	27,919	7,025
Distribution Fees — Class C	39,758	96,122	1,620,082	519,108	113,192
Distribution Fees — Class L	17,985	31,121	628,992	298,598	40,135
Distribution Fees — Class M	85,503	127,030	3,218,507	1,863,909	222,138
Distribution Fees — Class X	15,313	13,544	576,608	331,237	47,000
Transfer Agent’s Fees and Expenses (A)	164,000	128,000	2,610,000	2,662,000	198,000
Accounting Fees	51,000	48,000	137,000	149,000	52,000
Custodian Fees and Expenses	30,000	18,000	10,000	20,000	5,000
Audit and Legal Fees	49,000	27,000	51,000	38,000	25,000
Directors’ Fees	9,000	14,000	21,000	9,000	13,000
Registration Fees	46,000	49,000	154,000	52,000	56,000
Interest Expense	—	202	3,836	7,768	—
Reports to Shareholders	11,000	28,000	310,000	200,000	30,000
Miscellaneous	36,435	10,614	47,516	37,342	20,572

Total Expenses	775,273	875,669	16,159,683	9,639,128	1,259,729
Less: Advisory Fee Waivers and Expense Reimbursements	(312,894)	(193,613)	(870,368)	(2,221,134)	(225,035)

Net Expenses	462,379	682,056	15,289,315	7,417,994	1,034,694

Net Investment Income (Loss)	(267,295)	(177,533)	(8,688,303)	(1,890,357)	160,103

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments	1,103,808	1,092,460	81,586,136	20,098,023	2,714,388
Futures	—	1,163,310	—	—	—
Options written	2,934	—	—	—	—
Foreign currencies	(44,423)	—	(3,112)	—	—

	1,062,319	2,255,770	81,583,024	20,098,023	2,714,388

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	1,576,905	366,141	14,544,064	(2,730,609)	1,139,409
Futures	—	(801,412)	—	—	—
Foreign currencies	(359)	—	(716)	—	—

	1,576,546	(435,271)	14,543,348	(2,730,609)	1,139,409

Net Gain on Investments and Foreign Currencies	2,638,865	1,820,499	96,126,372	17,367,414	3,853,797

Net Increase in Net Assets Resulting from Operations	$2,371,570	$1,642,966	$87,438,069	$15,477,057	$4,013,900

(A) Affiliated Transfer Agent’s Fees and Expenses	$61,000	$95,000	$1,362,000	$1,378,000	$97,000

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED OCTOBER 31, 2005

	STRATEGIC PARTNERS LARGE CAP CORE FUND	STRATEGIC PARTNERS EQUITY INCOME FUND	STRATEGIC PARTNERS BALANCED FUND	STRATEGIC PARTNERS HIGH YIELD BOND FUND	STRATEGIC PARTNERS MONEY MARKET FUND
INVESTMENT INCOME
Interest	$109	$5,664	$2,051,016	$12,559,635	$3,984,991
Unaffiliated dividend income	3,086,590	5,066,991	1,307,803	136,999	931
Affiliated dividend income	—	174	—	—	—
Unaffiliated Income from Securities Loaned, Net	13,667	1,984	9,519	—	—
Affiliated Income from Securities Loaned, Net	1,139	60	—	9,469	—
Foreign Taxes Withheld	(2,174)	(1,136)	(862)	—	—

Total Income	3,099,331	5,073,737	3,367,476	12,706,103	3,985,922

EXPENSES
Advisory Fees	1,158,654	2,137,122	1,056,712	1,036,279	706,913
Distribution Fees — Class A	25,914	29,706	17,670	21,590	15
Distribution Fees — Class B	22,962	18,794	16,479	11,679	—
Distribution Fees — Class C	276,794	404,192	163,872	204,787	160,982
Distribution Fees — Class D	—	—	—	—	74,098
Distribution Fees — Class L	105,443	183,557	96,953	86,164	152,692
Distribution Fees — Class M	758,257	1,035,037	630,655	878,120	656,803
Distribution Fees — Class X	75,761	271,760	145,956	127,125	141,003
Transfer Agent’s Fees and Expenses (A)	508,000	951,000	446,000	482,000	752,000
Accounting Fees	58,000	125,000	89,000	102,000	47,000
Custodian Fees and Expenses	1,000	9,000	60,000	7,000	26,000
Audit and Legal Fees	34,000	46,000	68,000	49,000	40,000
Directors’ Fees	12,000	17,000	12,000	13,000	13,000
Registration Fees	74,000	57,000	52,000	61,000	89,000
Interest Expense	13,778	24,074	823	10,767	—
Reports to Shareholders	107,000	120,000	30,000	68,000	85,000
Merger Expense	235,339	—	—	—	—
Miscellaneous	44,239	26,934	45,244	38,076	18,468

Total Expenses	3,511,141	5,456,176	2,931,364	3,196,587	2,962,974
Less: Advisory Fee Waivers and Expense Reimbursements	(792,728)	(947,647)	(452,570)	(383,881)	(369,810)

Net Expenses	2,718,413	4,508,529	2,478,794	2,812,706	2,593,164

Net Investment Income	380,918	565,208	888,682	9,893,397	1,392,758

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments	5,807,707	31,382,759	9,643,899	3,056,176	(15,463)
Futures	—	—	29,669	—	—
Foreign currencies	690	—	47,864	158,149	—

	5,808,397	31,382,759	9,721,432	3,214,325	(15,463)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	2,995,650	(10,895,123)	(3,410,854)	(11,890,189)	—
Futures	—	—	(11,763)	—	—
Foreign currencies	(226)	—	16	1,045,053	—

	2,995,424	(10,895,123)	(3,422,601)	(10,845,136)	—

Net Gain (Loss) on Investments and Foreign Currencies	8,803,821	20,487,636	6,298,831	(7,630,811)	(15,463)

Net Increase in Net Assets Resulting from Operations	$9,184,739	$21,052,844	$7,187,513	$2,262,586	$1,377,295

(A) Affiliated Transfer Agent’s Fees and Expenses	$255,000	$468,000	$201,000	$235,000	$277,000

See Notes to Financial Statements.

This Page Intentionally Left Blank

Statements of Changes in Net Assets

	STRATEGIC PARTNERS INTERNATIONAL GROWTH FUND		STRATEGIC PARTNERS SMALL CAP GROWTH FUND
	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2005	Year Ended October 31, 2004
OPERATIONS:
Net Investment Income (Loss)	$(2,238,440)	$(2,713,279)	$(753,670)	$(973,411)
Net Realized Gain (Loss) on Investments and Foreign Currencies	47,463,257	28,047,074	3,115,784	7,949,886
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currencies	(4,714,443)	(420,169)	326,138	(6,757,437)

Net Increase (Decrease) in Net Assets Resulting from Operations	40,510,374	24,913,626	2,688,252	219,038

DIVIDENDS AND DISTRIBUTIONS:
Dividends from Net Investment Income:
Class A	(159,915)	(7,675)	—	—
Class B	(6,278)	—	—	—
Class C	(248,656)	—	—	—
Class D	—	—	—	—
Class L	(588,340)	(91,348)	—	—
Class M	(538,340)	—	—	—
Class X	(156,884)	—	—	—

Total Dividends	(1,698,413)	(99,023)	—	—

Distributions from Net Realized Gains:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class D	—	—	—	—
Class L	—	—	—	—
Class M	—	—	—	—
Class X	—	—	—	—

Total Distributions	—	—	—	—

FUND SHARE TRANSACTIONS (Note 4)
Net Proceeds from Shares Sold(b)	27,324,745	196,070,018	80,392,640	13,723,679
Net Asset Value of Shares Issued in Reinvestment of Dividends and Distributions	1,567,606	87,863	—	—
Cost of Shares Redeemed	(101,317,370)	(96,567,861)	(18,197,839)	(22,325,892)

Increase (Decrease) in Net Assets from Fund Share Transactions	(72,425,019)	99,590,020	62,194,801	(8,602,213)

Net Increase (Decrease) in Net Assets	(33,613,058)	124,404,623	64,883,053	(8,383,175)
NET ASSETS:
Beginning of Year	279,163,912	154,759,289	44,590,821	52,973,996

End of Year(a)	$245,550,854	$279,163,912	$109,473,874	$44,590,821

(a) Includes Undistributed Net Investment Income of:	$—	$—	$—	$—

(b) Includes Value of Shares Issued in Merger:	$—	$149,666,303	$75,279,784	$—

See Notes to Financial Statements.

STRATEGIC PARTNERS MID-CAP GROWTH FUND		STRATEGIC PARTNERS MID CAP VALUE FUND		STRATEGIC PARTNERS TECHNOLOGY FUND		STRATEGIC PARTNERS HEALTH SCIENCES FUND
Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2005	Year Ended October 31, 2004
$(2,712,154)	$(2,570,924)	$(2,838,928)	$(2,743,552)	$(238,326)	$(469,765)	$(267,295)	$(300,411)
30,683,083	21,152,208	68,941,489	42,917,689	1,240,657	1,379,026	1,062,319	2,818,413
(16,087,988)	(6,027,667)	(17,963,024)	877,486	(347,908)	(2,254,995)	1,576,546	(1,632,781)

11,882,941	12,553,617	48,139,537	41,051,623	654,423	(1,345,734)	2,371,570	885,221

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—

—	—	(1,706,973)	—	—	—	—	—
—	—	(152,535)	—	—	—	—	—
—	—	(7,000,236)	(551,438)	—	—	—	—
—	—	—	—	—	—	—	—
—	—	(7,910,219)	(693,820)	—	—	—	—
—	—	(17,653,222)	(1,287,867)	—	—	—	—
—	—	(3,193,460)	(231,903)	—	—	—	—

—	—	(37,616,645)	(2,765,028)	—	—	—	—

16,221,389	182,608,812	43,259,968	156,486,555	3,353,896	8,330,726	7,897,254	7,429,268

—	—	34,307,054	2,545,232	—	—	—	—
(62,055,106)	(57,108,333)	(111,069,994)	(99,404,076)	(10,414,208)	(11,281,479)	(8,168,618)	(6,316,689)

(45,833,717)	125,500,479	(33,502,972)	59,627,711	(7,060,312)	(2,950,753)	(271,364)	1,112,579

(33,950,776)	138,054,096	(22,980,080)	97,914,306	(6,405,889)	(4,296,487)	2,100,206	1,997,800
165,802,441	27,748,345	314,916,976	217,002,670	21,125,213	25,421,700	20,360,859	18,363,059

$131,851,665	$165,802,441	$291,936,896	$314,916,976	$14,719,324	$21,125,213	$22,461,065	$20,360,859

$—	$—	$—	$—	$—	$—	$—	$—

$—	$158,906,224	$—	$87,404,927	$—	$—	$—	$—

See Notes to Financial Statements.

Statements of Changes in Net Assets

	STRATEGIC PARTNERS MANAGED OTC FUND		STRATEGIC PARTNERS CAPITAL GROWTH FUND
	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2005	Year Ended October 31, 2004
OPERATIONS:
Net Investment Income (Loss)	$(177,533)	$(755,848)	$(8,688,303)	$(9,586,084)
Net Realized Gain (Loss) on Investments and Foreign Currencies .	2,255,770	(2,537,981)	81,583,024	41,641,863
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currencies	(435,271)	4,070,516	14,543,348	(15,119,836)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,642,966	776,687	87,438,069	16,935,943

DIVIDENDS AND DISTRIBUTIONS:
Dividends from Net Investment Income:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class D	—	—	—	—
Class L	—	—	—	—
Class M	—	—	—	—
Class X	—	—	—	—

Total Dividends	—	—	—	—

Distributions from Net Realized Gains:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class D	—	—	—	—
Class L	—	—	—	—
Class M	—	—	—	—
Class X	—	—	—	—

Total Distributions	—	—	—	—

FUND SHARE TRANSACTIONS (Note 4)
Net Proceeds from Shares Sold(b)	4,553,733	15,930,602	52,828,650	229,363,952
Net Asset Value of Shares Issued in Reinvestment of Dividends and Distributions	—	—	—	—
Cost of Shares Redeemed	(16,834,008)	(21,745,124)	(222,081,521)	(230,466,365)

Increase (Decrease) in Net Assets from Fund Share Transactions	(12,280,275)	(5,814,522)	(169,252,871)	(1,102,413)

Net Increase (Decrease) in Net Assets	(10,637,309)	(5,037,835)	(81,814,802)	15,833,530
NET ASSETS:
Beginning of Year	36,524,871	41,562,706	715,914,558	700,081,028

End of Year(a)	$25,887,562	$36,524,871	$634,099,756	$715,914,558

(a) Includes Undistributed Net Investment Income of:	$—	$—	$—	$—

(b) Includes Value of Shares Issued in Merger:	$—	$—	$—	$116,120,633

See Notes to Financial Statements.

STRATEGIC PARTNERS CONCENTRATED GROWTH FUND		STRATEGIC PARTNERS CORE VALUE FUND		STRATEGIC PARTNERS LARGE CAP CORE FUND		STRATEGIC PARTNERS EQUITY INCOME FUND
Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2005	Year Ended October 31, 2004
$(1,890,357)	$(5,999,641)	$160,103	$112,707	$380,918	$(310,493)	$565,208	$(431,521)
20,098,023	16,028,481	2,714,388	1,777,105	5,808,397	205,398	31,382,759	13,495,142
(2,730,609)	(2,970,123)	1,139,409	2,788,786	2,995,424	9,710,452	(10,895,123)	9,259,414

15,477,057	7,058,717	4,013,900	4,678,598	9,184,739	9,605,357	21,052,844	22,323,035

—	—	(27,263)	—	—	(833)	(96,725)	—
—	—	(854)	—	—	—	(1,065)	—
—	—	(9,707)	(40,685)	—	—	(36,016)	—
—	—	—	—	—	—	—	—
—	—	(70,548)	(55,771)	—	(4,243)	(276,305)	—
—	—	(32,335)	(62,711)	—	—	(93,218)	—
—	—	(3,884)	(11,514)	—	—	(24,048)	—

—	—	(144,591)	(170,681)	—	(5,076)	(527,377)	—

—	—	(56,822)	—	—	—	—	—
—	—	(6,723)	—	—	—	—	—
—	—	(263,393)	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	(194,959)	—	—	—	—	—
—	—	(497,987)	—	—	—	—	—
—	—	(105,395)	—	—	—	—	—

—	—	(1,125,279)	—	—	—	—	—

14,305,326	32,643,631	14,483,213	22,857,818	50,979,313	56,405,756	128,360,865	45,603,649
—	—	1,209,484	161,002	—	5,076	510,840	—
(133,947,015)	(160,216,520)	(18,500,181)	(21,612,296)	(62,627,777)	(69,681,893)	(79,614,309)	(88,799,884)

(119,641,689)	(127,572,889)	(2,807,484)	1,406,524	(11,648,464)	(13,271,061)	49,257,396	(43,196,235)

(104,164,632)	(120,514,172)	(63,454)	5,914,441	(2,463,725)	(3,670,780)	69,782,863	(20,873,200)
399,882,560	520,396,732	46,834,038	40,919,597	148,936,949	152,607,729	233,020,323	253,893,523

$295,717,928	$399,882,560	$46,770,584	$46,834,038	$146,473,224	$148,936,949	$302,803,186	$233,020,323

$—	$—	$86,767	$71,255	$327,379	$—	$16,721	$—

$—	$—	$—	$—	$32,727,939	$14,341,252	$112,897,042	$1,775,446

See Notes to Financial Statements.

Statements of Changes in Net Assets

	STRATEGIC PARTNERS BALANCED FUND		STRATEGIC PARTNERS HIGH YIELD BOND FUND		STRATEGIC PARTNERS MONEY MARKET FUND
	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2005	Year Ended October 31, 2004
OPERATIONS:
Net Investment Income (Loss)	$888,682	$776,128	$9,893,397	$12,534,299	$1,392,758	$448,697
Net Realized Gain (Loss) on Investments and Foreign Currencies	9,721,432	11,986,747	3,214,325	3,079,394	(15,463)	388
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currencies	(3,422,601)	(3,360,363)	(10,845,136)	4,600,404	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	7,187,513	9,402,512	2,262,586	20,214,097	1,377,295	449,085

DIVIDENDS AND DISTRIBUTIONS:
Dividends from Net Investment Income:
Class A	(88,000)	(21,201)	(644,460)	(177,921)	(154)	—
Class B	(9,094)	(948)	(78,721)	(12,153)	—	—
Class C	(110,844)	(129,517)	(1,377,592)	(1,947,832)	(129,807)	(680)
Class D	—	—	—	—	(206,044)	(65,074)
Class L	(247,236)	(322,476)	(1,246,113)	(2,092,523)	(387,698)	(378,932)
Class M	(422,177)	(421,170)	(5,924,059)	(7,812,965)	(571,379)	(3,506)
Class X	(97,824)	(95,177)	(856,681)	(997,409)	(126,220)	(505)

Total Dividends	(975,175)	(990,489)	(10,127,626)	(13,040,803)	(1,421,302)	(448,697)

Distributions from Net Realized Gains:
Class A	—	—	—	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class D	—	—	—	—	—	—
Class L	—	—	—	—	—	—
Class M	—	—	—	—	—	—
Class X	—	—	—	—	—	—

Total Distributions	—	—	—	—	—	—

FUND SHARE TRANSACTIONS (Note 4)
Net Proceeds from Shares Sold(b)	14,631,391	29,951,874	35,599,904	68,286,315	74,781,556	239,455,706
Net Asset Value of Shares Issued in Reinvestment of Dividends and Distributions	875,416	927,821	6,591,573	8,586,844	1,188,165	409,993
Cost of Shares Redeemed	(44,015,387)	(49,402,492)	(99,250,414)	(122,627,026)	(134,342,101)	(354,289,517)

Increase (Decrease) in Net Assets from Fund Share Transactions	(28,508,580)	(18,522,797)	(57,058,937)	(45,753,867)	(58,372,380)	(114,423,818)

Net Increase (Decrease) in Net Assets	(22,296,242)	(10,110,774)	(64,923,977)	(38,580,573)	(58,416,387)	(114,423,430)
NET ASSETS:
Beginning of Year .	130,650,197	140,760,971	178,167,071	216,747,644	179,631,742	294,055,172

End of Year(a)	$108,353,955	$130,650,197	$113,243,094	$178,167,071	$121,215,355	$179,631,742

(a) Includes Undistributed Net Investment Income of:	$230,192	$246,459$	244,493	$270,181	$—	$—

(b) Includes Value of Shares Issued in Merger:	$—	$—	$—	$—	$—	$—

See Notes to Financial Statements.

OCTOBER 31, 2005

Notes to Financial Statements

1. Organization

Strategic Partners Mutual Funds, Inc., formerly known as American Skandia Advisor Funds, Inc., (the “Company”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended. The Company was organized on March 5, 1997, as a Maryland Corporation. The Company operates as a series company and effective April 12, 2004, the name of the Company was changed to Strategic Partners Mutual Funds, Inc. At October 31, 2005, the Company consisted of 13 diversified and 2 non-diversified investment portfolios (Strategic Partners Mid-Cap Growth Fund and Strategic Partners Managed OTC Fund) (each a “Fund” and collectively the “Funds”).

The Funds of the Company have the following as investment objectives:

Strategic Partners International Growth Fund (“International Growth”): Capital growth by investing in equity securities of foreign companies.

Strategic Partners Small Cap Growth Fund (“Small Cap Growth”), formerly known as Strategic Partners Managed Small-Cap Fund: Maximum capital growth by investing in equity securities of small capitalization companies included in the Russell 2000 Growth Index.

Strategic Partners Mid-Cap Growth Fund (“Mid-Cap Growth”): Long-term capital growth by investing primarily in equity securities of medium-sized companies.

Strategic Partners Mid Cap Value Fund (“Mid Cap Value”), formerly known as Strategic Partners Relative Value Fund: Capital growth by investing primarily in common stocks of medium capitalization companies.

Strategic Partners Technology Fund (“Technology”): Capital growth by investing primarily in equity securities of companies engaged in technology-related industries.

Strategic Partners Health Sciences Fund (“Health Science”): Growth by investing primarily in the equity securities of companies that develop, produce or distribute products or services related to health care.

Strategic Partners Managed OTC Fund (“Managed OTC”): Provide investment results that correlate to a multiple of the daily performance of the NASDAQ 100 Index by investing primarily in securities of companies included in the NASDAQ 100 and leveraged instruments, such as futures contracts and options, relating to the NASDAQ 100.

Strategic Partners Capital Growth Fund (“Capital Growth”): Capital growth by investing primarily in common stocks, with the majority of the Fund’s assets in large-cap stocks.

Strategic Partners Concentrated Growth Fund (“Concentrated Growth”): Capital growth by investing in equity securities of approximately 30-45 large-cap companies.

Strategic Partners Core Value Fund (“Core Value”): Long-term capital growth by investing primarily in common stocks of large capitalization companies that appear to be undervalued.

Strategic Partners Large Cap Core Fund (“Large Cap Core”), formerly known as Strategic Partners Managed Index 500 Fund: To outperform the S&P 500 Stock Index by investing primarily in common stocks included in the S&P 500.

Strategic Partners Equity Income Fund (“Equity Income”): Long term capital growth and income by investing primarily in common stocks that are believed to be selling at reasonable valuation in relation to their fundamental business prospects.

Strategic Partners Balanced Fund (“Balanced”): Capital growth and current income by investing in approximately 60% of its assets in equity securities and the remainder in bonds and other fixed income securities.

Strategic Partners High Yield Bond Fund (“High Yield Bond”): High current income by investing primarily in lower-quality fixed income securities.

Strategic Partners Money Market Fund (“Money Market”): Maximize current income and maintain high levels of liquidity by investing in high-quality, short-term, U.S. dollar-denominated instruments.

2. Significant Accounting Policies

The following accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Company and the Funds in the preparation of their financial statements.

Securities Valuation

Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities that are actively traded via Nasdaq are valued at the official closing price as provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadviser, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset value.

Investments in mutual funds are valued at the net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities, which mature in sixty days or less, are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase or market value on the 61st day, and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities, which mature in more than sixty days, are valued at current market quotations.

Foreign Currency Translation

Fund securities and other assets and liabilities denominated in foreign currencies are translated each business day into U.S. dollars based on the current rates of exchange. Purchases and sales of Fund securities and income and expenses are translated into U.S. dollars on the respective dates of such transactions. Gains and losses resulting from changes in exchange rates applicable to long-term foreign securities are not reported separately from gains and losses arising from movements in securities prices. Net realized foreign exchange gains and losses include gains and losses from sales and maturities of foreign currency exchange contracts, gains and losses realized between the trade and settlement dates of foreign securities transactions, and the difference between the amount of net investment income accrued on foreign securities and the U.S. dollar amount actually received. Net unrealized foreign exchange gains and losses include gains and losses from changes in the value of assets and liabilities other than Fund securities, resulting from changes in exchange rates.

Forward Currency Contracts

A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Funds, as defined in the prospectus, enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counter parties to meet the terms of their contracts.

Options

The Funds may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid, respectively.

If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written option transactions.

The Fund, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option.

When a Fund writes an option on a swap, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay (receive) a fixed interest rate (noted as the strike price) and receive (pay) a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts

A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and underlying hedged assets.

Repurchase Agreements

A repurchase agreement is a commitment to purchase securities from a seller who agrees to repurchase the securities at an agreed-upon price and date. The excess of the resale price over the purchase price determines the yield on the transaction. Under the terms of the agreement, the market value, including accrued interest, of the securities will be at least equal to their repurchase price.

Repurchase agreements are recorded at cost, which, combined with accrued interest, approximates market value.

Repurchase agreements bear a risk of loss in the event that the seller defaults on its obligation to repurchase the securities. In such case, the Fund may be delayed or prevented from exercising its right to dispose of the securities.

Swap Agreements

The Funds may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Funds may enter into interest rate, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest.

Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in the net unrealized appreciation or depreciation on investments. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund’s basis in the swap and the proceeds or costs of the closing transaction, including fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counter party to meet the terms of the agreement.

Forward currency contracts, written options, financial futures contracts, and swap agreements involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Delayed Delivery Transactions

Certain Funds may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Securities Loans

The Funds may lend their portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Funds have the right to repurchase the securities using the collateral in the open market. The Funds recognize income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Funds also continue to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognize any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Cash collateral received in connection with securities lending is invested in short-term investments by the lending agent. These may include the Prudential Core Money Market Series or Institutional Money Market Trust, advised by BlackRock Capital Management, Inc., or directly in high-quality, short-term instruments with a maturity date not to exceed 60 days.

Investment Transactions and Investment Income

Securities transactions are recorded on the trade date. Realized gains or losses on sales of investments and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes premiums and discounts on portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Traded Custody Receipts

The Trust invests in securities that represent an interest in a diversified portfolio (the “basket”) of debt instruments (the underlying securities). Under the term of the baskets, the Trust has direct ownership in each underlying security equal to its pro rata interest in the basket. In the event of default of any underlying security, the notional amount on which interest is earned is reduced by the par amount of the defaulted security, and the pro rata interest of such security is distributed to the Trust. Traded custody receipts (‘‘TRACERS’’) are custody receipts representing direct ownership in a static, unlevered portfolio of 28 investment-grade corporate bonds with an approximate 10-year final legal maturity. Purchasers of TRACERS will generally have all the rights and privileges of owners of the underlying bonds. Purchasers must withdraw any underlying bond that has defaulted or been downgraded below investment grade by Fitch, Ratings Ltd., either in the form of cash proceeds from liquidation or the transfer of their pro rata share of the underlying bond. As TRACERS approaches its final maturity date, it is expected that its market risk exposures will be reduced. Therefore, the volatility rating assigned to TRACERS is expected to improve (be lowered) over time.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-divided date. Dividends, if any, from net investment income are declared and paid at least annually by the International Growth, Small Cap Growth, Mid-Cap Growth, Mid Cap Value, Technology, Health Sciences, Managed OTC, Capital Growth, Concentrated Growth, Core Value, Large Cap Core, Equity Income; semiannually by the Balanced, and declared daily and paid monthly by the High Yield Bond and Money Market.

These dividends and distributions are determined in accordance with federal income tax regulations and may differ from accounting principles generally accepted in the United States of America.

Net realized gains from investment transactions, if any are distributed at least annually. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital when they arise.

Taxes

For federal income tax purposes, each Fund in the Company is treated as a separate tax paying entity. It is the Funds’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal tax provision is required. Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3. Agreements and Other Transactions with Affiliates

The Funds have entered into investment management agreements with Prudential Investments LLC (‘‘Investment Manager’’) which provide that the Investment Manager will furnish each Fund with investment advice and investment management and administrative services. The Investment Manager has presently engaged the following firms as Sub-advisors for their respective Funds:

AIM Capital Management, Inc. for Health Sciences; Alliance Capital Management L.P. for Core Value, a portion of Equity Income, and Large Cap Core; American Century Investment Management, Inc. for Balanced; Deutsche Asset Management, Inc. for a portion of Small Cap Growth; The Dreyfus Corporation for Technology; Goldman Sachs Asset Management, L.P. for Mid-Cap Growth, Concentrated Growth and High Yield Bond; Marsico Capital Management, LLC for Capital Growth; Neuberger Berman Management, Inc. for Mid Cap Value; ProFund Advisors LLC for Managed OTC; Prudential Investment Management, Inc. for Money Market; RS Investments L.P. for a portion of Small Cap Growth; T. Rowe Price Associates, Inc. for a portion of Equity Income; Transamerica Investment Management LLC for a portion of Small Cap Growth; and William Blair & Company, LLC for International Growth.

Advisory Fees and Expense Limitations

The Investment Manager receives a fee, computed daily and paid monthly, based on an annual rate of the average net assets. The Investment Manager pays each Sub-advisor a fee as compensation for advisory services provided to the Funds. The Investment Manager has voluntarily agreed to waive expenses in accordance with limitation expense policies as noted in the table below. The Investment Manager will reimburse each Fund for its respective operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees and extraordinary expenses, but inclusive of the advisory fee, which in the aggregate exceed specified percentages of the Funds’ average net assets while retaining their ability to be reimbursed for such fee waivers prior to the end of the fiscal year. The advisory fees and expense limitations are summarized as follows:

	Advisory Expense
	November 1 through July 31, 2005	Effective August 1, 2005	Effective Advisory Fees Net of Waiver	Fees Limitations
International Growth Fund	1.00% to $500 million;	1.00% to $500 million;	0.95%	1.60%
	0.95% next $500 million;	0.95% next $500 million;
	0.90% $1 billion and over	0.90% $1 billion and over
Small Cap Growth Fund	0.95%	0.95%	0.85%	1.40%
Mid-Cap Growth Fund	1.00% to $500 million;	0.90% to $500 million;	0.8769%	1.40%
	0.90% next $500 million;	0.85% next $500 million;
	0.85% $1 billion and over	0.80% $1 billion and over
Mid Cap Value Fund	0.90% to $500 million;	0.90% to $500 million;	0.90%	1.35%
	0.85% next $500 million;	0.85% next $500 million;
	0.80% $1 billion and over	0.80% $1 billion and over
Technology Fund	1.00%	1.00%	1.00%	1.40%
Health Sciences Fund	1.00%	1.00%	1.00%	1.40%
Managed OTC Fund	0.85%	0.85%	0.85%	1.25%
Capital Growth Fund	1.00% to $500 million;	0.90% to $500 million;	0.9489%	1.30%
	0.90% next $500 million;	0.85% next $500 million;
	0.85% $1 billion and over	0.80% $1 billion and over
Concentrated Growth Fund	1.00% to $500 million;	0.90% to $500 million;	0.9075%	1.25%
	0.90% next $500 million;	0.85% next $500 million;
	0.85% $1 billion and over	0.80% $1 billion and over
Core Value Fund	0.85%	0.85%	0.85%	1.20%
Large Cap Core Fund	0.80% to $500 million;	0.80% to $500 million;	0.80%	1.00%
	0.75% next $500 million;	0.75% next $500 million;
	0.70% $1 billion and over	0.70% $1 billion and over
Equity Income Fund	1.00% to $500 million;	0.85% to $500 million;	0.7645%	1.15%
	0.80% next $500 million;	0.80% next $500 million;
	0.75% $1 billion and over	0.75% $1 billion and over
Balanced Fund	0.90% to $500 million;	0.75% to $500 million;	0.8649%	1.15%
	0.80% next $500 million;	0.70% next $500 million;
	0.75% $1 billion and over	0.65% $1 billion and over
High Yield Bond Fund	0.70% to $500 million;	0.70% to $500 million;	0.70%	1.00%
	0.65% next $500 million;	0.65% next $500 million;
	0.60% $1 billion and over	0.60% $1 billion and over
Money Market Fund	0.50%	0.50%	0.4967%	1.00%

The Investment Manager has voluntarily agreed to waive portions of its advisory fees equal to 0.05% of average daily net assets of International Growth, and 0.10% of average daily net assets of Small Cap Growth for the year ended October 31, 2005. The Investment Manager will waive a portion of its advisory fee for the Money Market Fund to the extent necessary to keep net operating expenses from exceeding total investment income. Such voluntary fee waivers or reductions have been calculated prior to any fee reimbursements with respect to the expense limitations, and may be rescinded at any time and without notice to investors. All reimbursements by the Investment Manager are reflected in the Statements of Operations.

Management of the Company

Certain officers and directors of the Funds are officers or directors of the Investment Manager. The Funds pay no compensation directly to their officers or interested directors.

Distributor

Prudential Investment Management Services LLC (“PIMS”) and American Skandia Marketing, Incorporated (“ASMI”), both affiliates of Prudential Investments LLC and an indirect, wholly-owned subsidiary of Prudential serves as the distributor for the Funds. The Company has adopted a separate Distribution and Service plan (each a “Plan” and collectively the “Plans”) for Class A, B, C, D, L, M and X shares of each Fund in accordance with the requirements of Rule 12b-1 of the Investment Company Act of 1940.

During the year ended October 31, 2005, PIMS has advised the Funds, front-end sales charges (“FESC”) and gross contingent deferred sales charges (“CDSC”) were approximately as follows:

	Class A FESC	Class A CDSC	Class B CDSC	Class C CDSC	Class M CDSC	Class X CDSC
International Growth	$50,900	$200	$6,400	$1,900	$555,000	$126,800
Small Cap Growth	14,200	300	2,100	300	103,000	20,700
Mid-Cap Growth	57,100	—	9,800	1,600	400,300	79,100
Mid Cap Value	107,000	600	7,700	5,900	544,300	90,700
Technology	5,500	—	1,800	200	68,000	3,800
Health Sciences	28,100	—	900	300	48,300	6,800
Managed OTC	26,900	—	25,400	400	116,200	7,100
Capital Growth	231,600	—	23,600	8,700	1,434,400	225,100
Concentrated Growth	85,100	300	17,900	1,500	1,150,000	152,800
Core Value	22,100	—	1,300	700	102,300	26,400
Large Cap Core	41,500	—	7,400	2,500	480,300	31,800
Equity Income	49,900	400	9,800	1,600	526,200	85,700
Balanced	65,100	400	3,900	600	285,000	57,300
High Yield Bond	67,600	—	8,600	1,800	556,000	45,100
Money Market	—	—	—	—	601,700	154,800

Under the Plans, the Funds compensate PIMS and ASMI a distribution and service fee at an annual rate up to 0.30%, 1.00%, 1.00%, 0.50%, 0.50%, 1.00% and 1.00% of the average daily net assets of the Class A, B, C, D, L, M and X shares, respectively. For the year ended October 31, 2005, PIMS has contractually agreed to limit such fees to .25 of 1% of the average daily net assets of the Class A shares.

Transfer Agent

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of Prudential Investments LLC and an indirect, wholly-owned subsidiary of Prudential, serves as the Funds’ transfer agent. Transfer agent fees and expenses are shown in the Statements of Operations.

Cash Sweep

The Funds invest in the Taxable Money Market Series (the “Series”), a portfolio of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Securities Lending Agent

Effective October 1, 2005, Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, took over as the Funds’ securities lending agent. For the period through October 31, 2005, PIM has been compensated approximately $21,000 for these services.

Broker

For the year ended October 31, 2005, Wachovia Securities LLC (“Wachovia”), an affiliate of PI, earned the following amount of brokerage commissions from portfolio transactions executed on behalf of the Funds:

Mid-Cap Growth	$1,605
Mid Cap Value	2,865
Technology	95

4. Shares of Capital Stock

Class A shares (except for Money Market) are sold with a front-end sales charge of up to 5.50%. Purchases of $1 million or more are subject to a contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of their purchase. Class B shares (except for Money Market) are sold with a CDSC which declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares approximately seven years after purchase. Class C shares are sold with a CDSC of 1% during the first 12 months. Class X shares are closed to new purchases. In addition, for Money Market only, Class D shares are offered with no sales charge. The authorized capital stock of the Funds is 5.5 billion shares, with a par value of $.001 per share.

Transactions in shares of capital stock, during the year ended October 31, 2005, were as follows:

	CLASS A		CLASS B		CLASS C		CLASS L		CLASS M		CLASS X
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
INTERNATIONAL GROWTH:
Sold	846,268	$10,858,026	343,850	$4,324,095	228,000	$2,870,635	133,959	$1,720,179	505,054	$6,314,146	98,448	$1,237,664
Reinvested	12,713	159,672	477	5,859	19,575	240,965	40,035	502,843	41,086	504,535	12,519	153,732
Redeemed	(607,760)	(7,898,438)	(234,803)	(2,980,127)	(1,415,305)	(17,833,016)	(2,155,985)	(27,702,830)	(2,834,329)	(35,731,777)	(728,015)	(9,171,182)

Net Increase/(Decrease) before Conversion	251,221	3,119,260	109,524	1,349,827	(1,167,730)	(14,721,416)	(1,981,991)	(25,479,808)	(2,288,189)	(28,913,096)	(617,048)	(7,779,786)
Conversion from Class B into Class A	330	4,392	(339)	(4,392)	—	—	—	—	—	—	—	—

Net Increase/(Decrease)	251,551	$3,123,652	109,185	$1,345,435	(1,167,730)	$(14,721,416)	(1,981,991)	$(25,479,808)	(2,288,189)	$(28,913,096)	(617,048)	$(7,779,786)

SMALL CAP GROWTH
Sold	2,195,380	$11,499,809	1,521,113	$7,042,374	3,301,876	$19,190,865	1,928,392	$6,691,923	5,443,416	$31,767,775	1,503,989	$4,199,894
Redeemed	(368,336)	(1,971,305)	(21,892)	(145,944)	(684,627)	(3,578,979)	(834,159)	(4,471,436)	(1,270,203)	(6,627,717)	(269,171)	(1,402,458)

Net Increase/(Decrease) before Conversion	1,827,044	9,528,504	1,499,221	6,896,430	2,617,249	15,611,886	1,094,233	2,220,487	4,173,213	25,140,058	1,234,818	2,797,436
Conversion from Class B into Class A	6,116	34,188	(6,390)	(34,188)	—	—	—	—	—	—	—	—

Net Increase/(Decrease)	1,833,160	$9,562,692	1,492,831	$6,862,242	2,617,249	$15,611,886	1,094,233	$2,220,487	4,173,213	$25,140,058	1,234,818	$2,797,436

MID-CAP GROWTH:
Sold	1,840,530	$8,367,475	311,247	$1,382,274	484,092	$2,154,365	181,141	$819,980	660,618	$2,940,137	124,542	$557,158
Redeemed	(1,392,069)	(6,406,848)	(75,553)	(339,019)	(2,203,787)	(9,764,295)	(3,946,048)	(17,740,470)	(5,205,983)	(23,160,141)	(1,054,621)	(4,644,333)

Net Increase/(Decrease) before Conversion	448,461	1,960,627	235,694	1,043,255	(1,719,695)	(7,609,930)	(3,764,907)	(16,920,490)	(4,545,365)	(20,220,004)	(930,079)	(4,087,175)
Conversion from Class B into Class A	2,133	9,660	(2,182)	(9,660)	—	—	—	—	—	—	—	—

Net Increase/(Decrease)	450,594	$1,970,287	233,512	$1,033,595	(1,719,695)	$(7,609,930)	(3,764,907)	$(16,920,490)	(4,545,365)	$(20,220,004)	(930,079)	$(4,087,175)

MID CAP VALUE:
Sold	788,399	$15,452,692	136,307	$2,529,641	387,615	$7,269,131	183,538	$3,547,575	638,701	$12,027,462	129,564	$2,433,467
Reinvested	92,981	1,722,930	7,986	142,787	356,992	6,372,310	367,808	6,782,379	904,962	16,153,566	176,016	3,133,082
Redeemed	(588,135)	(11,621,748)	(23,758)	(461,129)	(962,832)	(18,095,709)	(1,620,680)	(31,232,708)	(2,211,536)	(41,715,526)	(423,011)	(7,943,174)

Net Increase/(Decrease) before Conversion	293,245	5,553,874	120,535	2,211,299	(218,225)	(4,454,268)	(1,069,334)	(20,902,754)	(667,873)	(13,534,498)	(117,431)	(2,376,625)
Conversion from Class B into Class A	1,910	38,681	(1,989)	(38,681)	—	—	—	—	—	—	—	—

Net Increase/(Decrease)	295,155	$5,592,555	118,546	$2,172,618	(218,225)	$(4,454,268)	(1,069,334)	$(20,902,754)	(667,873)	$(13,534,498)	(117,431)	$(2,376,625)

TECHNOLOGY:
Sold	956,800	$2,594,595	90,803	$237,008	117,694	$310,732	18,339	$49,314	50,060	$134,140	10,669	$28,107
Redeemed	(669,195)	(1,829,720)	(32,982)	(86,948)	(983,621)	(2,583,134)	(835,217)	(2,285,139)	(1,133,160)	(2,980,437)	(246,301)	(648,830)

Net Increase/(Decrease) before Conversion	287,605	764,875	57,821	150,061	(865,927)	(2,272,402)	(816,878)	(2,235,825)	(1,083,100)	(2,846,297)	(235,632)	(620,723)
Conversion from Class B into Class A	4,525	12,308	(4,698)	(12,308)	—	—	—	—	—	—	—	—

Net Increase/(Decrease)	292,130	$777,183	53,123	$137,752	(865,927)	$(2,272,402)	(816,878)	$(2,235,825)	(1,083,100)	$(2,846,297)	(235,632)	$(620,723)

	CLASS A		CLASS B		CLASS C		CLASS L		CLASS M		CLASS X
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
HEALTH SCIENCES:
Sold	359,276	$4,400,105	66,035	$781,531	49,241	$575,281	19,634	$235,039	151,722	$1,770,145	11,682	$135,153
Redeemed	(99,140)	(1,174,632)	(17,282)	(242,729)	(139,229)	(1,609,572)	(171,677)	(2,032,233)	(224,751)	(2,629,328)	(41,737)	(480,124)

Net Increase/(Decrease) before Conversion	260,136	3,225,473	48,753	538,802	(89,988)	(1,034,291)	(152,043)	(1,797,194)	(73,029)	(859,183)	(30,055)	(344,971)
Conversion from Class B into Class A	4,649	13,778	(4,825)	(13,778)	—	—	—	—	—	—	—	—

Net Increase/(Decrease)	264,785	$3,239,251	43,928	$525,024	(89,988)	$(1,034,291)	(152,043)	$(1,797,194)	(73,029)	$(859,183)	(30,055)	$(344,971)

MANAGED OTC:
Sold	527,279	$1,394,087	231,562	$575,257	218,421	$559,968	122,482	$319,814	505,086	$1,326,578	141,295	$378,029
Redeemed	(403,749)	(1,068,351)	(241,588)	(629,223)	(1,785,136)	(4,592,306)	(1,112,597)	(2,935,571)	(2,507,688)	(6,532,170)	(410,122)	(1,076,389)

Net Increase/(Decrease) before Conversion	123,530	325,736	(10,026)	(53,966)	(1,566,715)	(4,032,338)	(990,115)	(2,615,757)	(2,002,602)	(5,205,592)	(268,827)	(698,360)
Conversion from Class B into Class A	207	573	(212)	(573)	—	—	—	—	—	—	—	—

Net Increase/(Decrease)	123,737	$326,309	(10,238)	$(54,539)	(1,566,715)	$(4,032,338)	(990,115)	$(2,615,757)	(2,002,602)	$(5,205,592)	(268,827)	$(698,360)

CAPITAL GROWTH:
Sold	1,434,973	$21,140,891	373,816	$5,290,603	679,704	$9,660,684	230,109	$3,351,268	745,504	$10,547,200	199,653	$2,838,004
Redeemed	(756,958)	(11,275,079)	(51,741)	(742,509)	(3,591,941)	(51,104,127)	(3,769,556)	(55,064,330)	(6,207,302)	(88,339,227)	(1,098,975)	(15,556,249)

Net Increase/(Decrease) before Conversion	678,015	9,865,812	322,075	4,548,094	(2,912,237)	(41,443,443)	(3,539,447)	(51,713,062)	(5,461,798)	(77,792,027)	(899,322)	(12,718,245)
Conversion from Class B into Class A	5,051	78,298	(5,247)	(78,298)	—	—	—	—	—	—	—	—

Net Increase/(Decrease)	683,066	$9,944,110	316,828	$4,469,796	(2,912,237)	$(41,443,443)	(3,539,447)	$(51,713,062)	(5,461,798)	$(77,792,027)	(899,322)	$(12,718,245)

CONCENTRATED GROWTH:
Sold	807,929	$9,328,743	252,796	$2,502,215	168,808	$1,669,985	9,880	$115,110	51,692	$518,050	17,043	$171,223
Redeemed	(477,314)	(5,516,812)	(56,229)	(556,838)	(2,177,036)	(21,573,820)	(2,210,745)	(25,486,536)	(7,062,665)	(70,121,999)	(1,075,766)	(10,691,010)

Net Increase/(Decrease) before Conversion	330,615	3,811,931	196,567	1,945,377	(2,008,228)	(19,903,835)	(2,200,865)	(25,371,426)	(7,010,973)	(69,603,949)	(1,058,723)	(10,519,787)
Conversion from Class B into Class A	65	750	(76)	(750)	—	—	—	—	—	—	—	—

Net Increase/(Decrease)	330,680	$3,812,681	196,491	$1,944,627	(2,008,228)	$(19,903,835)	(2,200,865)	$(25,371,426)	(7,010,973)	$(69,603,949)	(1,058,723)	$(10,519,787)

CORE VALUE:
Sold	242,808	$3,098,274	61,632	$781,681	204,051	$2,605,169	91,147	$1,153,356	403,499	$5,136,882	134,409	$1,707,851
Reinvested	6,748	84,419	604	7,563	20,523	256,748	20,365	254,769	39,678	496,372	8,755	109,613
Redeemed	(113,046)	(1,443,891)	(3,666)	(46,975)	(337,631)	(4,307,320)	(261,230)	(3,329,327)	(572,328)	(7,341,694)	(158,358)	(2,030,974)

Net Increase/(Decrease) before Conversion	136,510	1,738,802	58,570	742,269	(113,057)	(1,445,403)	(149,718)	(1,921,202)	(129,151)	(1,708,440)	(15,194)	(213,510)
Conversion from Class B into Class A	1,514	19,748	(1,521)	(19,748)	—	—	—	—	—	—	—	—

Net Increase/(Decrease)	138,024	$1,758,550	57,049	$722,521	(113,057)	$(1,445,403)	(149,718)	$(1,921,202)	(129,151)	$(1,708,440)	(15,194)	$(213,510)

LARGE CAP CORE:
Sold	1,164,500	$11,376,095	247,968	$2,368,400	824,549	$7,496,115	696,238	$5,985,019	2,142,153	$20,155,199	396,300	$3,598,485
Redeemed	(700,255)	(6,610,683)	(55,640)	(510,242)	(1,324,912)	(12,098,955)	(1,253,136)	(11,789,245)	(3,169,245)	(29,003,478)	(286,674)	(2,615,174)

Net Increase/(Decrease)	464,245	$4,765,412	192,328	$1,858,158	(500,363)	$(4,602,839)	(556,898)	$(5,804,226)	(1,027,092)	$(8,848,279)	109,626	$983,311

EQUITY INCOME:
Sold	1,016,385	$13,996,550	163,312	$2,188,574	1,546,648	$20,439,887	1,350,811	$18,283,904	4,255,327	$56,360,024	1,293,533	$17,091,926
Reinvested	6,975	96,464	71	961	2,525	34,168	19,535	270,174	6,297	85,324	1,755	23,749
Redeemed	(658,544)	(9,122,736)	(21,577)	(292,954)	(921,495)	(12,438,135)	(1,272,716)	(17,625,621)	(2,444,257)	(33,014,820)	(529,193)	(7,120,043)

Net Increase/(Decrease) before Conversion	364,816	4,970,278	141,806	1,896,581	627,678	8,035,920	97,630	928,457	1,817,367	23,430,528	766,095	9,995,632
Conversion from Class B into Class A	479	6,768	(490)	(6,768)	—	—	—	—	—	—	—	—

Net Increase/(Decrease)	365,295	$4,977,046	141,316	$1,889,813	627,678	$8,035,920	97,630	$928,457	1,817,367	$23,430,528	766,095	$9,995,632

BALANCED:
Sold	502,705	$6,627,496	116,105	$1,518,703	100,606	$1,323,750	54,676	$713,289	282,142	$3,682,163	58,296	$765,990
Reinvested	5,387	71,113	669	8,840	7,617	100,359	17,328	228,515	28,379	374,163	7,017	92,426
Redeemed	(174,296)	(2,296,824)	(20,610)	(271,437)	(519,177)	(6,822,925)	(716,146)	(9,434,322)	(1,570,329)	(20,608,129)	(349,449)	(4,581,750)

Net Increase/(Decrease) before Conversion	333,796	4,401,785	96,164	1,256,106	(410,954)	(5,398,816)	(644,142)	(8,492,518)	(1,259,808)	(16,551,803)	(284,136)	(3,723,334)
Conversion from Class B into Class A	1,902	25,069	(1,906)	(25,069)	—	—	—	—	—	—	—	—

Net Increase/(Decrease)	335,698	$4,426,854	94,258	$1,231,037	(410,954)	$(5,398,816)	(644,142)	$(8,492,518)	(1,259,808)	$(16,551,803)	(284,136)	$(3,723,334)

	CLASS A		CLASS B		CLASS C		CLASS L		CLASS M		CLASS X
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
HIGH YIELD BOND:
Sold	1,266,984	$9,351,988	214,501	$1,589,584	747,611	$5,485,186	287,108	$2,135,648	1,944,542	$14,420,806	353,039	$2,616,692
Reinvested	67,114	496,867	7,613	55,768	144,217	1,065,632	117,688	869,354	456,651	3,366,446	100,084	737,506
Redeemed	(1,409,600)	(10,329,212)	(45,319)	(332,955)	(2,386,334)	(17,631,255)	(1,787,750)	(13,215,810)	(6,914,498)	(51,090,595)	(896,567)	(6,650,587)

Net Increase/(Decrease) before Conversion	(75,502)	(480,357)	176,795	1,312,397	(1,494,506)	(11,080,437)	(1,382,954)	(10,210,808)	(4,513,305)	(33,303,343)	(443,444)	(3,296,389)
Conversion from Class B into Class A	3,378	24,908	(3,382)	(24,908)	—	—	—	—	—	—	—	—

Net Increase/(Decrease)	(72,124)	$(455,449)	173,413	$1,287,489	(1,494,506)	$(11,080,437)	(1,382,954)	$(10,210,808)	(4,513,305)	$(33,303,343)	(443,444)	$(3,296,389)

	CLASS A		CLASS C		CLASS D		CLASS L		CLASS M		CLASS X
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
MONEY MARKET:
Sold	55,097	$55,097	1,230,128	$1,230,128	5,389,855	$5,389,855	11,887,327	$11,887,327	43,018,513	$43,018,513	13,200,636	$13,200,636
Reinvested	140	140	92,464	92,464	143,713	143,713	352,300	352,300	489,858	489,859	109,688	109,689
Redeemed	(22,515)	(22,515)	(11,061,205)	(11,061,217)	(8,493,037)	(8,493,575)	(35,857,788)	(35,857,789)	(62,533,193)	(62,533,195)	(16,373,810)	(16,373,810)

Net Increase/(Decrease)	32,722	$32,722	(9,738,613)	$(9,738,625)	(2,959,469)	$(2,960,007)	(23,618,161)	$(23,618,162)	(19,024,822)	$(19,024,823)	(3,063,486)	$(3,063,485)

Transactions in shares of capital stock, during the year ended October 31, 2004, were as follows:

	CLASS A		CLASS B		CLASS C		CLASS L		CLASS M		CLASS X
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
INTERNATIONAL GROWTH:
Sold	1,050,355	$11,824,806	188,688	$2,100,234	3,699,119	$41,670,891	4,727,029	$39,461,552	6,530,937	$81,545,776	1,817,957	$19,466,759
Reinvested	694	7,905	—	—	—	—	7,021	79,958	—	—	—	—
Redeemed	(149,025)	(1,701,488)	(100,407)	(1,124,237)	(2,166,332)	(23,920,067)	(2,723,239)	(30,808,943)	(2,744,440)	(30,321,434)	(786,828)	(8,691,692)

Net Increase/(Decrease)	902,024	$10,131,223	88,281	$975,997	1,532,787	$17,750,824	2,010,811	$8,732,567	3,786,497	$51,224,342	1,031,129	$10,775,067

SMALL CAP GROWTH:
Sold	446,197	$2,245,087	58,410	$289,730	423,589	$2,198,938	561,440	$2,954,835	930,395	$4,776,242	244,525	$1,258,847
Redeemed	(43,314)	(220,990)	(1,719)	(8,490)	(1,043,593)	(5,300,660)	(1,515,219)	(7,850,666)	(1,452,458)	(7,341,222)	(316,050)	(1,603,864)

Net Increase/(Decrease)	402,883	$2,024,097	56,691	$281,240	(620,004)	$(3,101,722)	(953,779)	$(4,895,831)	(522,063)	$(2,564,980)	(71,525)	$(345,017)

MID-CAP GROWTH:
Sold	2,198,686	$8,974,407	240,589	$968,602	7,930,760	$30,584,964	11,443,714	$43,552,947	20,422,916	$83,977,889	4,136,736	$14,550,003
Redeemed	(340,908)	(1,408,824)	(6,440)	(26,016)	(3,132,850)	(12,530,737)	(4,709,947)	(19,205,290)	(4,959,720)	(19,953,592)	(997,158)	(3,983,874)

Net Increase/(Decrease)	1,857,778	$7,565,583	234,149	$942,586	4,797,910	$18,054,227	6,733,767	$24,347,657	15,463,196	$64,024,297	3,139,578	$10,566,129

MID CAP VALUE:
Sold	814,751	$15,004,809	62,842	$1,132,501	1,858,076	$32,663,323	2,280,313	$39,633,245	3,311,025	$58,002,928	574,529	$10,049,749
Reinvested	—	—	—	—	29,255	507,275	34,773	617,578	68,677	1,190,179	13,306	230,200
Redeemed	(106,341)	(2,009,393)	(2,431)	(44,076)	(1,362,157)	(24,233,920)	(1,873,827)	(34,268,419)	(1,786,953)	(31,970,475)	(385,604)	(6,877,793)

Net Increase/(Decrease)	708,410	$12,995,416	60,411	$1,088,425	525,174	$8,936,678	441,259	$5,982,404	1,592,749	$27,222,632	202,231	$3,402,156

TECHNOLOGY:
Sold	831,174	$2,170,892	68,352	$170,815	599,973	$1,629,845	818,815	$2,347,991	539,800	$1,493,256	190,743	$517,927
Redeemed	(285,856)	(740,490)	(4,485)	(11,900)	(962,622)	(2,557,152)	(1,846,596)	(5,042,630)	(933,246)	(2,472,895)	(173,770)	(456,412)

Net Increase/(Decrease)	545,318	$1,430,402	63,867	$158,915	(362,649)	$(927,307)	(1,027,781)	$(2,694,639)	(393,446)	$(979,639)	16,973	$61,515

HEALTH SCIENCES:
Sold	123,754	$1,409,259	24,718	$276,983	88,006	$995,705	83,016	$960,476	277,559	$3,082,196	62,537	$704,649
Redeemed	(22,371)	(249,152)	(183)	(2,000)	(118,004)	(1,326,014)	(168,257)	(1,908,272)	(195,606)	(2,177,595)	(57,805)	(653,656)

Net Increase/(Decrease)	101,383	$1,160,107	24,535	$274,983	(29,998)	$(330,309)	(85,241)	$(947,796)	81,953	$904,601	4,732	$50,993

MANAGED OTC:
Sold	620,579	$1,505,535	233,749	$549,446	1,558,590	$3,909,246	979,473	$2,477,134	2,421,007	$6,012,763	597,006	$1,476,478
Redeemed	(56,958)	(139,590)	(17,923)	(41,938)	(2,662,267)	(6,452,018)	(1,851,437)	(4,555,263)	(3,701,639)	(8,921,315)	(686,645)	(1,635,000)

Net Increase/(Decrease)	563,621	$1,365,945	215,826	$507,508	(1,103,677)	$(2,542,772)	(871,964)	$(2,078,129)	(1,280,632)	$(2,908,552)	(89,639)	$(158,522)

CAPITAL GROWTH:
Sold	1,773,464	$23,367,858	375,113	$4,861,604	4,123,618	$52,261,363	3,782,039	$49,150,192	6,314,729	$82,371,716	1,485,238	$17,351,219
Redeemed	(422,294)	(5,723,929)	(141,947)	(1,875,810)	(5,283,822)	(67,329,854)	(4,720,356)	(61,975,957)	(6,199,324)	(79,108,282)	(1,132,153)	(14,452,533)

Net Increase/(Decrease)	1,351,170	$17,643,929	233,166	$2,985,794	(1,160,204)	$(15,068,491)	(938,317)	$(12,825,765)	115,405	$3,263,434	353,085	$2,898,686

CONCENTRATED GROWTH:
Sold	1,000,937	$11,195,953	174,680	$1,677,359	437,077	$4,283,826	618,792	$6,961,708	688,521	$6,769,965	177,706	$1,754,820
Redeemed	(99,817)	(1,096,070)	(8,022)	(76,114)	(3,208,117)	(31,208,619)	(3,561,377)	(39,960,420)	(7,839,505)	(76,221,543)	(1,193,524)	(11,653,754)

Net Increase/(Decrease)	901,120	$10,099,883	166,658	$1,601,245	(2,771,040)	$(26,924,793)	(2,942,585)	$(32,998,712)	(7,150,984)	$(69,451,578)	(1,015,818)	$(9,898,934)

CORE VALUE:
Sold	207,659	$2,463,700	66,078	$796,050	418,035	$4,924,500	297,635	$3,502,915	809,557	$9,557,506	136,242	$1,613,147
Reinvested	—	—	—	—	3,311	38,441	4,573	53,232	4,997	58,009	975	11,320
Redeemed	(67,551)	(824,773)	(46,826)	(567,331)	(802,257)	(9,247,274)	(369,748)	(4,359,597)	(498,660)	(5,912,898)	(59,140)	(700,423)

Net Increase/(Decrease)	140,108	$1,638,927	19,252	$228,719	(380,911)	$(4,284,333)	(67,540)	$(803,450)	315,894	$3,702,617	78,077	$924,044

	CLASS A		CLASS B		CLASS C		CLASS L		CLASS M		CLASS X
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
LARGE CAP CORE:
Sold	1,030,207	$9,017,200	218,066	$1,874,286	1,150,668	$10,238,986	965,258	$8,799,541	2,518,904	$22,687,406	423,428	$3,788,337
Reinvested	71	834	—	—	—	—	473	4,242	—	—	—	—
Redeemed	(180,430)	(1,590,317)	(69,609)	(612,031)	(2,152,041)	(18,852,465)	(2,041,515)	(18,385,214)	(2,891,704)	(25,802,174)	(500,518)	(4,439,692)

Net Increase/(Decrease)	849,848	$7,427,717	148,457	$1,262,255	(1,001,373)	$(8,613,479)	(1,075,784)	$(9,581,431)	(372,800)	$(3,114,768)	(77,090)	$(651,355)

EQUITY INCOME:
Sold	801,495	$10,234,325	87,515	$1,094,404	692,580	$8,577,841	594,467	$7,560,275	1,142,481	$14,178,033	317,020	$3,958,771
Redeemed	(106,221)	(1,359,208)	(3,526)	(43,930)	(1,975,106)	(24,368,958)	(2,024,920)	(25,781,858)	(2,446,067)	(30,359,317)	(554,396)	(6,886,613)

Net Increase/(Decrease)	695,274	$8,875,117	83,989	$1,050,474	(1,282,526)	$(15,791,117)	(1,430,453)	$(18,221,583)	(1,303,586)	$(16,181,284)	(237,376)	$(2,927,842)

BALANCED:
Sold	515,537	$6,373,095	89,595	$1,113,492	284,203	$3,501,320	389,816	$4,739,159	943,605	$11,602,493	212,017	$2,622,315
Reinvested	1,720	21,151	72	891	10,116	124,086	24,907	306,046	31,174	382,433	7,604	93,214
Redeemed	(164,069)	(2,047,942)	(21,039)	(266,926)	(805,539)	(9,961,380)	(1,264,768)	(15,618,323)	(1,416,597)	(17,441,505)	(330,708)	(4,066,416)

Net Increase/(Decrease)	353,188	$4,346,304	68,628	$847,457	(511,220)	$(6,335,974)	(850,045)	$(10,573,118)	(441,818)	$(5,456,579)	(111,087)	$(1,350,887)

HIGH YIELD BOND:
Sold	1,119,275	$8,176,650	71,606	$522,070	2,258,489	$16,579,094	1,869,507	$13,689,059	3,479,459	$25,485,800	523,331	$3,833,642
Reinvested	23,308	172,462	1,219	8,988	212,929	1,565,516	213,386	1,568,568	594,289	4,364,359	123,562	906,951
Redeemed	(133,342)	(964,509)	(6,005)	(43,238)	(4,103,255)	(30,076,602)	(4,019,383)	(29,475,957)	(7,696,468)	(56,145,099)	(810,322)	(5,921,621)

Net Increase/(Decrease)	1,009,241	$7,384,603	66,820	$487,820	(1,631,837)	$(11,931,992)	(1,936,490)	$(14,218,330)	(3,622,720)	$(26,294,940)	(163,429)	$(1,181,028)

	CLASS C		CLASS D		CLASS L		CLASS M		CLASS X
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
MONEY MARKET:
Sold	29,661,908	$29,661,723	43,430,435	$43,430,436	83,800,458	$83,800,458	63,806,252	$63,806,252	18,756,839	$18,756,837
Reinvested	175	175	50,024	50,024	357,676	357,676	2,028	2,028	90	90
Redeemed	(53,299,719)	(53,299,740)	(27,501,191)	(27,501,191)	(142,585,681)	(142,585,681)	(104,042,545)	(104,042,548)	(26,860,356)	(26,860,357)

Net Increase/(Decrease)	(23,637,636)	$(23,637,842)	15,979,268	$15,979,269	(58,427,547)	$(58,427,547)	(40,234,265)	$(40,234,268)	(8,103,427)	$(8,103,430)

5. Taxation

Each Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income, including any net realized gains on investments, to shareholders. Accordingly, no provision for federal income or excise tax has been made.

For the year ended October 31, 2005, the tax character of the dividends paid, as reflected in the Statements of Changes in Net Assets were:

	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	TOTAL DISTRIBUTIONS
International Growth	$1,698,413	$—	$1,698,413
Mid Cap Value	9,429,006	28,187,639	37,616,645
Core Value	144,591	1,125,279	1,269,870
Large Cap Core	31,655	—	31,655
Equity Income	527,377	—	527,377
Balanced	975,175	—	975,175
High Yield Bond	10,127,626	—	10,127,626
Money Market	1,421,302	—	1,421,302

For the year ended October 31, 2004, the tax character of the dividends paid, as reflected in the Statements of Changes in Net Assets were:

	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	TOTAL DISTRIBUTIONS
International Growth	$99,023	—	$99,023
Mid Cap Value	—	$2,765,028	2,765,028
Core Value	170,681	—	170,681
Large Cap Core	5,076	—	5,076
Balanced	990,489	—	990,489
High Yield Bond	13,040,803	—	13,040,803
Money Market	448,697	—	448,697

For federal income tax purposes, ordinary income dividends and short-term capital gain distributions are taxable as ordinary income. Long-term capital gains distributions are taxable as capital gains income.

The tax character of distributable earnings/(accumulated losses) at October 31, 2005 was:

	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAIN	CAPITAL LOSS CARRYFORWARDS
International Growth	—	—	$158,826,890
Small Cap Growth	$632,970	$1,613,657	128,277,213
Mid-Cap Growth	—	—	153,730,402
Mid Cap Value	—	59,130,489	2,115,059
Technology	—	—	40,844,138
Health Sciences	—	287,654	—
Managed OTC	—	—	35,558,033
Capital Growth	—	—	179,816,863
Concentrated Growth	—	—	990,941,119
Core Value	200,288	2,601,527	—
Large Cap Core	333,122	—	32,611,029
Equity Income	37,831	—	44,813,682
Balanced	235,550	—	5,205,812
High Yield Bond	987,326	—	34,066,828
Money Market	33,321	—	15,463

At October 31, 2005, the following funds had, for federal income tax purposes, capital loss carryforwards available to offset future net realized capital gains. However, it is uncertain whether the Fund will be able to realize the full benefit prior to the expiration date.

	EXPIRING OCTOBER 31,
	2007	2008	2009	2010	2011	2012	2013
International Growth	$4,869,179	$15,642,599	$72,355,840	$50,162,120	$15,797,152	—	—
Small Cap Growth	6,234,691	86,335,732	31,576,598	4,130,192	—	—	—
Mid-Cap Growth	—	88,196,520	61,020,585	3,486,677	1,026,620	—	—
Mid Cap Value	—	—	—	2,115,059	—	—	—
Technology	—	—	16,299,417	17,782,577	6,709,869	$52,275	—
Managed OTC	—	1,097,897	13,155,667	12,453,037	4,038,335	4,246,151	$566,946
Capital Growth	—	15,284,085	83,527,795	81,004,983	—	—	—
Concentrated Growth	19,361,142	304,073,150	384,441,491	201,055,611	82,009,725	—	—
Large Cap Core	—	3,166,091	8,111,926	12,032,779	8,971,027	329,206	—
Equity Income	—	—	19,147,340	15,133,362	10,532,980	—	—
Balanced	—	—	—	1,737,156	3,468,656	—	—
High Yield Bond	—	—	8,901,916	18,610,007	6,554,905	—	—
Money Market	—	—	—	—	—	—	15,463

The following funds utilized losses deferred in prior years against current year capital gains as follows:

International Growth	$45,866,998
Small Cap Growth	144,473
Mid-Cap Growth	30,601,668
Mid Cap Value	4,142,994
Technology	1,074,580
Health Sciences	787,661
Capital Growth	81,360,807
Concentrated Growth	21,038,458
Large Cap Core	5,787,410
Equity Income	31,228,357
Balanced	8,894,380
High Yield	2,995,303

At October 31, 2005, the cost and unrealized appreciation or depreciation in value of the investments for federal income tax purposes, were as follows:

	TAX BASIS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED (DEPRECIATION)	NET UNREALIZED APPRECIATION (DEPRECIATION)	OTHER TEMPORARY DIFFERENCES
International Growth	$190,344,469	$53,352,257	$(2,326,775)	$51,025,482	$(17,637)
Small Cap Growth	107,354,096	8,849,376	(5,992,663)	2,856,713	(20,656)
Mid-Cap Growth	124,424,701	21,541,310	(7,523,357)	14,017,953	(7,774)
Mid Cap Value	319,443,724	45,207,397	(14,886,473)	30,320,924	(8,671)
Technology	12,422,830	2,979,216	(550,961)	2,428,255	(824)
Health Sciences	19,201,637	3,207,291	(734,640)	2,472,651	(562)
Managed OTC	24,385,990	5,855,364	(4,954,154)	901,210	75,331
Capital Growth	583,467,931	195,635,136	(4,087,001)	191,548,135	(27,468)
Concentrated Growth	288,040,171	57,370,350	(25,848,599)	31,521,751	(57,971)
Core Value	39,173,474	9,873,897	(2,314,097)	7,559,800	(660)
Large Cap Core	135,014,817	30,487,034	(7,340,311)	23,146,723	(5,743)
Equity Income	271,485,349	42,626,300	(10,943,861)	31,682,439	(21,110)
Balanced	107,855,828	8,887,544	(2,270,631)	6,616,913	3,717
High Yield Bond	118,611,208	5,030,628	(5,157,999)	(127,371)	(482,143)
Money Market	125,682,867	—	—	—	(28,110)

The differences between book and tax basis of investments are primarily attributable to deferred losses on wash sales and straddles, as well as tax adjustment on investments in Passive Foreign Investment Companies, Real Estate Investments Trusts, foreign exchange contracts, and other temporary differences.

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income and accumulated net realized capital gains or losses on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain or loss in investments. For the year ended October 31, 2005 the adjustments were as follows:

	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED GAIN (LOSS)	PAID-IN CAPITAL
International Growth(c)(e)(f)(j)	$2,484,588	$(1,512,739)	$(971,849)
Small Cap Growth(a)(b)(d)(h)(i)(k)	744,637	(95,076,485)	94,331,848
Mid-Cap Growth(c)	2,712,154	—	(2,712,154)
Mid Cap Value(c)(h)	2,838,928	(2,784,265)	(54,663)
Technology(c)(f)	238,326	(1)	(238,325)
Health Sciences(c)(f)	267,295	44,423	(311,718)
Managed OTC(c)	177,533	—	(177,533)
Capital Growth(c)(f)	8,688,303	3,112	(8,691,415)
Concentrated Growth(c)	1,890,357	—	(1,890,357)
Large Cap Core(a)(b)(d)(f)(i)(l)	(49,275)	(7,226,697)	7,275,972
Equity Income(a)(b)(d)	(12,674)	(22,308,239)	22,320,913
Balanced(f)(g)	70,226	(70,226)	—
High Yield Bond(f)	208,541	(208,541)	—
Money Market(m)	1,591	—	(1,591)

(a)	Reclassification of capital loss carryover from merger.

(b)	Reclassification of deferred compensation from merger.

(c)	Reclassification of tax net operating loss.

(d)	Reclassification of disallowed wash sales from merger.

(e)	Reclassification of over distribution of ordinary income.

(f)	Reclassification of foreign currency exchange gain or loss.

(g)	Reclassification of paydown gains.

(h)	Reclassification of tax net operating loss to short-term capital gains.

(i)	Reclassification of Real Estate Investment Trust tax adjustments.

(j)	Reclassification of capital gain/loss on PFIC sold to ordinary income.

(k)	Outstanding REIT adjustments from merger.

(l)	Dividends as a result of redemptions from the fund.

(m)	Other book to tax adjustments.

6. Portfolio Securities

Purchases and sales of securities, other than U.S. government securities and short-term obligations, during the year ended October 31, 2005, were as follows:

	PURCHASES	SALES
International Growth	$232,714,458	$313,976,125
Small Cap Growth	132,225,769	146,664,899
Mid-Cap Growth	125,671,604	174,276,864
Mid Cap Value	310,809,872	381,504,002
Technology	7,065,965	14,526,038
Health Sciences	18,276,201	18,590,055
Managed OTC	3,143,723	14,720,188
Capital Growth	414,157,133	583,743,287
Concentrated Growth	115,068,144	235,458,223
Core Value	13,082,056	16,558,472
Large Cap Core Fund	52,460,749	68,634,076
Equity Income	149,913,564	212,322,573
Balanced	93,580,036	114,203,176
High Yield Bond	30,746,847	81,893,908

Purchases and sales of U.S. government securities, during the year ended October 31, 2005, were as follows:

	PURCHASES	SALES
Balanced	$161,495,651	$166,798,485

7. Written Options Transactions

Written options transactions, during the year ended October 31, 2005, were as follows:

	HEALTH SCIENCES
	NUMBER OF CONTRACTS	PREMIUM RECEIVED
Balance at beginning of period	—	—
Written options	16	$1,724
Expired options	(5)	(409)
Closed options	(11)	(1,315)

Balance at end of year	—	$—

8. Line of Credit

The Funds and other affiliated funds participated in a $500 million unsecured, committed line of credit, provided by PNC Bank and The Bank of New York, under a line of credit agreement. Under the terms, borrowings may be made for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Any borrowings must be repaid within 30 days of their receipt. Interest is charged to each Fund, based on its borrowings, at a premium above the Federal Funds Rate. In addition, a commitment fee, equal to an annual rate of 0.075% of the average daily unused portion of the line of credit, is allocated among the participants at the end of each quarter. The expiration date of the line of credit was October 28, 2005. Effective October 29, 2005, the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .0725 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 27, 2006.

The following table summarizes the borrowing that occurred during the year ended October 31, 2005:

	Average Loan Outstanding During the Borrowing Period	Average Interest Rate	Number of Days Outstanding
International Growth	$1,928,571	2.832%	14
Small-Cap Growth	850,000	3.704%	2
Mid-Cap Growth	1,862,500	3.612%	56
Mid Cap Value	1,433,333	4.090%	3
Technology	656,000	3.388%	25
Managed OTC	1,000,000	3.650%	2
Capital Growth	2,958,333	3.886%	12
Concentrated Growth	1,274,453	3.419%	64
Large Cap Core	1,466,209	3.679%	91
Equity Income	2,090,400	3.524%	125
Balanced	912,500	4.009%	8
High Yield Bond	2,497,436	3.849%	39

9. Reorganization

On May 26, 2004, September 1, 2004, November 16, 2004, and March 3, 2005 the Board of Directors of the Company approved an Agreement and Plan of Reorganization (the “Plan”) which provides for the transfer of all the assets of the Class A, B, C, L, M, and X shares of the following funds for like shares of the acquiring funds and the assumption of liabilities of the funds.

Shareholders approved the Plan at a meeting on September 12, 2005 and September 21, 2005, respectively, and the reorganization took place on September 19, 2005 and October 21, 2005.

The acquisition was accomplished by a tax-free exchange of the following shares:

MERGED FUND

Strategic Partners

Growth with Income Fund		Shares
Class	A	274,249
	B	58,513
	C	564,873
	L	642,595
	M	1,760,097
	X	271,891

ACQUIRING FUND

Strategic Partners

Large Cap Core Fund		Shares	Value
Class	A	267,683	$2,575,009
	B	57,067	531,862
	C	551,481	5,134,285
	L	628,081	6,010,738
	M	1,719,203	16,005,784
	X	265,905	2,470,261

MERGED FUND

Strategic Partners

Capital Income Fund		Shares
Class	A	370,023
	B	58,578
	C	1,490,034
	L	1,428,527
	M	4,262,977
	X	1,310,026

Strategic Partners

Small Cap Growth Opportunity Fund		Shares
Class	A	412,547
	B	72,565
	C	1,023,758
	L	920,866
	M	2,709,038
	X	746,657

Strategic Partners Style Specific

Small Cap Growth Fund		Shares
Class	A	516,485
	B	824,390
	C	772,936

ACQUIRING FUND

Strategic Partners

Equity Income Fund		Shares	Value
Class	A	346,123	$4,700,355
	B	56,058	741,088
	C	1,427,946	18,848,884
	L	1,336,240	18,106,047
	M	4,080,250	53,940,907
	X	1,254,527	16,559,761

Strategic Partners

Small Cap Growth Fund		Shares	Value
Class	A	818,947	$4,250,337
	B	143,885	713,669
	C	2,013,152	10,065,759
	L	1,829,864	9,423,800
	M	5,324,326	26,621,628
	X	1,464,618	7,337,737

Strategic Partners

Small Cap Growth Fund		Shares	Value
Class	A	819,615	$4,253,800
	B	1,312,947	6,512,216
	C	1,220,168	6,100,838

The aggregate net assets and unrealized appreciation of the Merged Funds immediately before the acquisitions and the acquired capital loss carryforwards from the merged funds were as follows:

	TOTAL NET ASSETS	UNREALIZED APPRECIATION/ (DEPRECIATION)	CAPITAL LOSS CARRYFORWARDS*
Merged Funds
Strategic Partners Growth with Income Fund	$32,727,939	$5,803,180	$11,844,388
Strategic Partners Capital Income Fund	112,897,042	5,399,053	32,333,071
Strategic Partners Small Cap Growth Opportunity Fund	58,412,930	(658,303)	117,767,066
Strategic Partners Style Specific Small Cap Growth Fund	16,868,950	1,585,911	6,165,904
Acquiring Funds
Strategic Partners Large Cap Core Fund	$129,332,669
Strategic Partners Equity Income Fund	183,397,101
Strategic Partners Small Cap Growth Fund	33,145,223

*	The future utilization of the acquired capital loss carry forwards may be limited under certain conditions defined in the Internal Revenue Code of 1986, as amended.

10. Subsequent Events

On March 3, 2005, the Board of Directors of the Company had approved an Agreement and Plan of Reorganization (the ‘‘Plan’’) which provides for the transfer of all the assets of the Class A, B, C, L, M and X shares of Health Sciences and the Class A, B, C and Z shares of Strategic Partners Opportunity Funds – Mid Cap Value Fund (“Mid Cap Value Fund”) for like shares of the acquiring funds and the assumption of the liabilities of the funds.

Fund	Acquiring Fund
Strategic Partners Health Sciences	Jennison Health Sciences Fund
Strategic Partners Mid Cap Value Fund	Strategic Partners Mid Cap Value (formerly known as the Strategic Partners Relative Value Fund)

In accordance with the Plan, the mergers were completed at the close of business on November 25, 2005.

In addition, at its meeting on November 30, 2005, the Board of Directors of the Company approved the merger of the Managed OTC Fund and the Technology Fund into the Jennison U.S. Emerging Growth Fund pursuant to an Agreement and Plan of Reorganization (the “Plan”) which provides for the transfer of all the assets of the Class A, B, C, L, M and X shares for like shares of the acquiring fund and the assumption of the liabilities of each fund.

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Financial Highlights

Per Share Data

(for a Share Outstanding Throughout Each Period)

				Increase (Decrease) from Investment Operations			Less Distributions
	Period Ended		Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss)	Total from Investment Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Net Asset Value End of Period
STRATEGIC PARTNERS INTERNATIONAL GROWTH FUND:
Class A	10/31/05		$11.87	$(0.01)	$1.97	$1.96	$(0.15)	$—	$(0.15)	$13.68
	10/31/04	(10)(12)	12.13	(0.03)	(0.21)	(0.24)	(0.02)	—	(0.02)	11.87

Class B	10/31/05		11.53	(0.07)	1.88	1.81	(0.05)	—	(0.05)	13.29
	10/31/04	(10)(12)	11.82	(0.08)	(0.21)	(0.29)	—	—	—	11.53

Class C	10/31/05		11.55	(0.20)	2.02	1.82	(0.05)	—	(0.05)	13.32
	10/31/04	(12)	10.50	(0.13)	1.18	1.05	—	—	—	11.55
	10/31/03	(12)	8.08	(0.08)	2.50	2.42	—	—	—	10.50
	10/31/02	(12)	9.79	(0.05)	(1.66)	(1.71)	—	—	—	8.08
	10/31/01	(12)	17.06	(0.18)	(6.62)	(6.80)	(0.47)	—	(0.47)	9.79

Class L (11)	10/31/05		11.84	(0.19)	2.12	1.93	(0.12)	—	(0.12)	13.65
	10/31/04	(12)	10.72	(0.08)	1.22	1.14	(0.02)	—	(0.02)	11.84
	10/31/03	(12)	8.21	(0.04)	2.55	2.51	—	—	—	10.72
	10/31/02	(12)	9.90	— †	(1.69)	(1.69)	—	—	—	8.21
	10/31/01	(12)	17.27	(0.13)	(6.67)	(6.80)	(0.57)	—	(0.57)	9.90

Class M (11)	10/31/05		11.52	(0.19)	2.01	1.82	(0.05)	—	(0.05)	13.29
	10/31/04	(12)	10.48	(0.13)	1.17	1.04	—	—	—	11.52
	10/31/03	(12)	8.06	(0.08)	2.50	2.42	—	—	—	10.48
	10/31/02	(12)	9.77	(0.05)	(1.66)	(1.71)	—	—	—	8.06
	10/31/01	(12)	17.03	(0.17)	(6.62)	(6.79)	(0.47)	—	(0.47)	9.77

Class X	10/31/05		11.53	(0.19)	2.01	1.82	(0.05)	—	(0.05)	13.30
	10/31/04	(12)	10.48	(0.13)	1.18	1.05	—	—	—	11.53
	10/31/03	(12)	8.06	(0.08)	2.50	2.42	—	—	—	10.48
	10/31/02	(12)	9.77	(0.05)	(1.66)	(1.71)	—	—	—	8.06
	10/31/01	(12)	17.03	(0.15)	(6.64)	(6.79)	(0.47)	—	(0.47)	9.77
STRATEGIC PARTNERS SMALL CAP GROWTH FUND:
Class A	10/31/05		$5.12	$(0.04)	$0.20	$0.16	$—	$—	$—	$5.28
	10/31/04	(10)	5.61	(0.02)	(0.47)	(0.49)	—	—	—	5.12

Class B	10/31/05		4.93	(0.03)	0.15	0.12	—	—	—	5.05
	10/31/04	(10)	5.49	(0.03)	(0.53)	(0.56)	—	—	—	4.93

Class C	10/31/05		4.97	(0.03)	0.15	0.12	—	—	—	5.09
	10/31/04		4.97	(0.13)	0.13	.—	—	—	—	4.97
	10/31/03	(12)	3.46	(0.06)	1.57	1.51	—	—	—	4.97
	10/31/02	(12)	4.55	(0.08)	(1.01)	(1.09)	—	—	—	3.46
	10/31/01	(12)	8.04	(0.10)	(3.39)	(3.49)	—	—	—	4.55

Class L (11)	10/31/05		5.09	(0.05)	0.20	0.15	—	—	—	5.24
	10/31/04		5.06	(0.10)	0.13	0.03	—	—	—	5.09
	10/31/03	(12)	3.51	(0.04)	1.59	1.55	—	—	—	5.06
	10/31/02	(12)	4.59	(0.06)	(1.02)	(1.08)	—	—	—	3.51
	10/31/01	(12)	8.08	(0.07)	(3.42)	(3.49)	—	—	—	4.59

Class M (11)	10/31/05		4.97	(0.04)	0.16	0.12	—	—	—	5.09
	10/31/04		4.96	(0.12)	0.13	0.01	—	—	—	4.97
	10/31/03	(12)	3.46	(0.06)	1.56	1.50	—	—	—	4.96
	10/31/02	(12)	4.54	(0.08)	(1.00)	(1.08)	—	—	—	3.46
	10/31/01	(12)	8.04	(0.10)	(3.40)	(3.50)	—	—	—	4.54

Class X	10/31/05		4.98	(0.03)	0.15	0.12	—	—	—	5.10
	10/31/04		4.97	(0.12)	0.13	0.01	—	—	—	4.98
	10/31/03	(12)	3.47	(0.06)	1.56	1.50	—	—	—	4.97
	10/31/02	(12)	4.55	(0.08)	(1.00)	(1.08)	—	—	—	3.47
	10/31/01	(12)	8.05	(0.10)	(3.40)	(3.50)	—	—	—	4.55

Supplemental Data				Ratios of Expenses to Average Net Assets(2)
Total Return		Net Assets at End of Period (in 000’s)	Portfolio Turnover Rate	Net Operating Expenses (after Expense Reimbursement and Waiver)(3)	Net Operating Expenses (before Expense Reimbursement and Waiver)(3)	Ratio of Net Investment Income (Loss) to Average Net Assets(2)
16.76%		$15,785	89%	1.85%	2.10%	(0.18%)
(2.09%)		10,704	87%	1.85%	2.12%	(0.55%)

15.87%		2,625	89%	2.60%	2.85%	(0.96%)
(2.54)%		1,018	87%	2.60%	2.87%	(1.34%)

15.93%		48,316	89%	2.60%	2.85%	(0.97%)
9.91%		55,388	87%	2.60%	2.87%	(1.16%)
29.95%		34,265	126%	2.60%	2.86%	(0.94%)
(17.47%)		32,443	56%	2.60%	2.88%	(0.48%)
(40.76%)		56,063	69%	2.56%	2.66%	(1.13%)

16.52%		40,803	89%	2.10%	2.35%	(0.47%)
10.00%		58,880	87%	2.10%	2.37%	(0.66%)
30.57%		31,759	126%	2.10%	2.36%	(0.41%)
(17.07%)		31,546	56%	2.10%	2.37%	0.03%
(40.46%)		57,798	69%	2.06%	2.16%	(0.64%)

15.87%		106,492	89%	2.60%	2.85%	(0.97%)
9.92%		118,719	87%	2.60%	2.87%	(1.16%)
30.02%		68,304	126%	2.60%	2.86%	(0.95%)
(17.50%)		65,261	56%	2.60%	2.88%	(0.47%)
(40.78%)		106,979	69%	2.56%	2.66%	(1.13%)

15.96%		31,530	89%	2.60%	2.85%	(0.97%)
10.02	%(1)	34,454	87%	2.60%	2.87%	(1.16%)
30.02	%(1)	20,520	126%	2.60%	2.86%	(0.95%)
(17.50	%)(1)	17,976	56%	2.60%	2.88%	(0.48%)
(40.79	%)(1)	27,923	69%	2.56%	2.66%	(1.13%)

3.13%		$11,807	288%	1.65%	2.70%	(1.19%)
(8.73%)		2,063	242%	1.65%	2.36%	(1.23%)

2.43%		7,819	288%	2.40%	3.45%	(1.97%)
(10.20%)		280	242%	2.40%	3.11%	(2.01%)

2.41%		22,024	288%	2.40%	3.45%	(1.95%)
0.00%		8,516	242%	2.40%	3.11%	(2.04%)
43.64%		11,580	203%	2.40%	3.11%	(1.55%)
(23.96%)		8,054	309%	2.36%	3.15%	(1.78%)
(43.41%)		10,968	110%	2.30%	3.13%	(1.76%)

2.95%		16,580	288%	1.90%	2.95%	(1.44%)
0.59%		10,549	242%	1.90%	2.61%	(1.53%)
44.16%		15,297	203%	1.90%	2.60%	(1.05%)
(23.53%)		10,499	309%	1.86%	2.64%	(1.29%)
(43.19%)		17,736	110%	1.80%	2.65%	(1.24%)

2.41%		41,128	288%	2.40%	3.45%	(1.94%)
0.20%		19,448	242%	2.40%	3.11%	(2.03%)
43.35%		22,010	203%	2.40%	3.11%	(1.56%)
(23.79%)		16,513	309%	2.36%	3.15%	(1.78%)
(43.53%)		22,969	110%	2.30%	3.13%	(1.75%)

2.41%		10,116	288%	2.40%	3.45%	(1.95%)
0.20	%(1)	3,736	242%	2.40%	3.11%	(2.03%)
43.23	%(1)	4,087	203%	2.40%	3.11%	(1.55%)
(23.74	%)(1)	2,995	309%	2.36%	3.15%	(1.78%)
(43.48	%)(1)	3,875	110%	2.30%	3.13%	(1.76%)

See Notes to Financial Statements.

Financial Highlights

Per Share Data

(for a Share Outstanding Throughout Each Period)

				Increase (Decrease) from Investment Operations			Less Distributions
	Period Ended		Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss)	Total from Investment Operations	From Net Investment Income		From Net Realized Gains	Total Distributions	Net Asset Value End of Period
STRATEGIC PARTNERS MID-CAP GROWTH FUND:
Class A	10/31/05		$4.28	$(0.06)	$0.41	$0.35	$—		$—	$—	$4.63
	10/31/04	(10)(12)	4.27	(0.02)	0.03	0.01	—		—	—	4.28

Class B	10/31/05		4.20	(0.08)	0.39	0.31	—		—	—	4.51
	10/31/04	(10)(12)	4.21	(0.04)	0.03	(0.01)	—		—	—	4.20

Class C	10/31/05		4.18	(0.10)	0.41	0.31	—		—	—	4.49
	10/31/04	(12)	3.83	(0.07)	0.42	0.35	—		—	—	4.18
	10/31/03	(12)	3.06	(0.06)	0.83	0.77	—		—	—	3.83
	10/31/02	(12)	4.03	(0.07)	(0.90)	(0.97)	—		—	—	3.06
	10/31/01	(12)	10.01	(0.09)	(5.89)	(5.98)	—	†	—	—	4.03

Class L (11)	10/31/05		4.26	(0.08)	0.42	0.34	—		—	—	4.60
	10/31/04	(12)	3.89	(0.05)	0.42	0.37	—		—	—	4.26
	10/31/03	(12)	3.09	(0.04)	0.84	0.80	—		—	—	3.89
	10/31/02	(12)	4.04	(0.05)	(0.90)	(0.95)	—		—	—	3.09
	10/31/01	(12)	10.01	(0.06)	(5.90)	(5.96)	(0.01)		—	(0.01)	4.04

Class M (11)	10/31/05		4.19	(0.10)	0.41	0.31	—		—	—	4.50
	10/31/04	(12)	3.84	(0.07)	0.42	0.35	—		—	—	4.19
	10/31/03	(12)	3.06	(0.06)	0.84	0.78	—		—	—	3.84
	10/31/02	(12)	4.03	(0.07)	(0.90)	(0.97)	—		—	—	3.06
	10/31/01	(12)	10.00	(0.09)	(5.88)	(5.97)	—	†	—	—	4.03

Class X	10/31/05		4.18	(0.10)	0.41	0.31	—		—	—	4.49
	10/31/04	(12)	3.83	(0.07)	0.42	0.35	—		—	—	4.18
	10/31/03	(12)	3.06	(0.06)	0.83	0.77	—		—	—	3.83
	10/31/02	(12)	4.02	(0.07)	(0.89)	(0.96)	—		—	—	3.06
	10/31/01	(12)	10.00	(0.09)	(5.89)	(5.98)	—	†	—	—	4.02
STRATEGIC PARTNERS MID-CAP VALUE FUND:
Class A	10/31/05		$19.33	$(0.07)	$3.11	$3.04	$—		$(2.25)	$(2.25)	$20.12
	10/31/04	(10)(12)	18.92	(0.03)	0.44	0.41	—		—	—	19.33

Class B	10/31/05		18.74	(0.17)	2.96	2.79	—		(2.25)	(2.25)	19.28
	10/31/04	(10)(12)	18.43	(0.11)	0.42	0.31	—		—	—	18.74

Class C	10/31/05		18.73	(0.21)	2.98	2.77	—		(2.25)	(2.25)	19.25
	10/31/04	(12)	16.40	(0.18)	2.66	2.48	—		(0.15)	(0.15)	18.73
	10/31/03	(12)	12.84	(0.16)	3.72	3.56	—		—	—	16.40
	10/31/02	(12)	13.17	(0.14)	(0.08)	(0.22)	—		(0.11)	(0.11)	12.84
	10/31/01	(12)	14.53	(0.11)	(1.17)	(1.28)	—		(0.08)	(0.08)	13.17

Class L (11)	10/31/05		19.28	(0.10)	3.05	2.95	—		(2.25)	(2.25)	19.98
	10/31/04	(12)	16.79	(0.10)	2.74	2.64	—		(0.15)	(0.15)	19.28
	10/31/03	(12)	13.08	(0.09)	3.80	3.71	—		—	—	16.79
	10/31/02	(12)	13.35	(0.07)	(0.09)	(0.16)	—		(0.11)	(0.11)	13.08
	10/31/01	(12)	14.65	(0.03)	(1.19)	(1.22)	—		(0.08)	(0.08)	13.35

Class M (11)	10/31/05		18.73	(0.22)	2.99	2.77	—		(2.25)	(2.25)	19.25
	10/31/04	(12)	16.40	(0.18)	2.66	2.48	—		(0.15)	(0.15)	18.73
	10/31/03	(12)	12.83	(0.16)	3.73	3.57	—		—	—	16.40
	10/31/02	(12)	13.17	(0.14)	(0.09)	(0.23)	—		(0.11)	(0.11)	12.83
	10/31/01	(12)	14.53	(0.11)	(1.17)	(1.28)	—		(0.08)	(0.08)	13.17

Class X	10/31/05		18.69	(0.22)	2.97	2.75	—		(2.25)	(2.25)	19.19
	10/31/04	(12)	16.37	(0.18)	2.65	2.47	—		(0.15)	(0.15)	18.69
	10/31/03	(12)	12.81	(0.16)	3.72	3.56	—		—	—	16.37
	10/31/02	(12)	13.14	(0.14)	(0.08)	(0.22)	—		(0.11)	(0.11)	12.81
	10/31/01	(12)	14.50	(0.11)	(1.17)	(1.28)	—		(0.08)	(0.08)	13.14

Supplemental Data				Ratios of Expenses to Average Net Assets(2)		Ratio of Net Investment Income (Loss) to Average Net Assets(2)
Total Return		Net Assets at End of Period (in 000’s)	Portfolio Turnover Rate	Net Operating Expenses (after Expense Reimbursement and Waiver)(3)	Net Operating Expenses (before Expense Reimbursement and Waiver)(3)
8.18%		$10,692	82%	1.65%	2.22%	(1.18%)
0.23%		7,956	98%	1.65%	2.18%	(1.12%)

7.38%		2,110	82%	2.40%	2.97%	(1.93%)
(0.24%)		984	98%	2.40%	2.93%	(1.85%)

7.42%		22,098	82%	2.40%	2.97%	(1.92%)
9.14%		27,756	98%	2.40%	2.93%	(1.79%)
25.16%		7,083	132%	2.40%	3.54%	(1.85%)
(24.07%)		3,566	89%	2.40%	3.65%	(1.88%)
(59.72%)		4,687	188%	2.40%	3.40%	(1.61%)

7.98%		24,098	82%	1.90%	2.47%	(1.42%)
9.51%		38,359	98%	1.90%	2.43%	(1.29%)
25.89%		8,839	132%	1.90%	3.05%	(1.34%)
(23.51%)		5,765	89%	1.90%	3.17%	(1.38%)
(59.56%)		6,012	188%	1.90%	2.95%	(1.13%)

7.40%		60,542	82%	2.40%	2.97%	(1.92%)
9.12%		75,401	98%	2.40%	2.93%	(1.79%)
25.49%		9,777	132%	2.40%	3.56%	(1.83%)
(24.07%)		7,310	89%	2.40%	3.65%	(1.88%)
(59.68%)		9,098	188%	2.40%	3.37%	(1.60%)

7.42%		12,311	82%	2.40%	2.97%	(1.92%)
9.14	%(1)	15,346	98%	2.40%	2.93%	(1.79%)
25.16	%(1)	2,049	132%	2.40%	3.54%	(1.85%)
(23.88	%)(1)	916	89%	2.40%	3.65%	(1.88%)
(59.78	%)(1)	1,174	188%	2.40%	3.47%	(1.65%)

16.74%		$20,191	98%	1.60%	1.65%	(0.26%)
2.17%		13,692	80%	1.60%	1.64%	(0.29%)

15.85%		3,450	98%	2.35%	2.40%	(1.02%)
1.68%		1,132	80%	2.35%	2.39%	(1.07%)

15.75%		56,013	98%	2.35%	2.40%	(1.03%)
15.21%		58,598	80%	2.35%	2.39%	(1.02%)
27.73%		42,700	61%	2.35%	2.52%	(1.16%)
(1.78%)		36,403	109%	2.35%	2.49%	(0.99%)
(8.87%)		34,719	219%	2.35%	2.41%	(0.73%)

16.29%		49,081	98%	1.85%	1.90%	(0.53%)
15.81%		67,968	80%	1.85%	1.89%	(0.53%)
28.37%		51,801	61%	1.85%	2.01%	(0.66%)
(1.31%)		43,346	109%	1.85%	1.99%	(0.49%)
(8.39%)		43,595	219%	1.85%	1.91%	(0.24%)

15.75%		138,363	98%	2.35%	2.40%	(1.03%)
15.21%		147,143	80%	2.35%	2.39%	(1.02%)
27.83%		102,711	61%	2.35%	2.52%	(1.16%)
(1.86%)		94,735	109%	2.35%	2.49%	(0.99%)
(8.87%)		96,608	219%	2.35%	2.41%	(0.73%)

15.67%		24,837	98%	2.35%	2.40%	(1.03%)
15.18	%(1)	26,383	80%	2.35%	2.39%	(1.02%)
27.79	%(1)	19,791	61%	2.35%	2.52%	(1.16%)
(1.79	%)(1)	17,141	109%	2.35%	2.49%	(0.99%)
(8.89	%)(1)	15,781	219%	2.35%	2.41%	(0.73%)

See Notes to Financial Statements.

Financial Highlights

Per Share Data

(for a Share Outstanding Throughout Each Period)

				Increase (Decrease) from Investment Operations			Less Distributions
	Period Ended		Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss)	Total from Investment Operations	From Net Investment Income	From Net Realized Gains		Total Distributions	Net Asset Value End of Period
STRATEGIC PARTNERS TECHNOLOGY FUND:
Class A	10/31/05		$2.66	$(0.03)	$0.14	$0.11	$—	$—		$—	$2.77
	10/31/04	(10)(12)	2.92	(0.02)	(0.24)	(0.26)	—	—		—	2.66

Class B	10/31/05		2.58	(0.04)	0.12	0.08	—	—		—	2.66
	10/31/04	(10)(12)	2.84	(0.03)	(0.23)	(0.26)	—	—		—	2.58

Class C	10/31/05		2.59	(0.06)	0.15	0.09	—	—		—	2.68
	10/31/04	(12)	2.73	(0.06)	(0.08)	(0.14)	—	—		—	2.59
	10/31/03	(12)	1.94	(0.05)	0.84	0.79	—	—		—	2.73
	10/31/02	(12)	3.14	(0.06)	(1.14)	(1.20)	—	—		—	1.94
	10/31/01	(12)	9.26	(0.08)	(6.04)	(6.12)	—	—	†	—	3.14

Class L (11)	10/31/05		2.66	(0.03)	0.13	0.10	—	—		—	2.76
	10/31/04	(12)	2.79	(0.04)	(0.09)	(0.13)	—	—		—	2.66
	10/31/03	(12)	1.97	(0.04)	0.86	0.82	—	—		—	2.79
	10/31/02	(12)	3.18	(0.05)	(1.16)	(1.21)	—	—		—	1.97
	10/31/01	(12)	9.27	(0.05)	(6.03)	(6.08)	(0.01)	—	†	(0.01)	3.18

Class M (11)	10/31/05		2.58	(0.05)	0.14	0.09	—	—		—	2.67
	10/31/04	(12)	2.72	(0.06)	(0.08)	(0.14)	—	—		—	2.58
	10/31/03	(12)	1.93	(0.05)	0.84	0.79	—	—		—	2.72
	10/31/02	(12)	3.13	(0.07)	(1.13)	(1.20)	—	—		—	1.93
	10/31/01	(12)	9.25	(0.08)	(6.04)	(6.12)	—	—	†	—	3.13

Class X	10/31/05		2.60	(0.05)	0.13	0.08	—	—		—	2.68
	10/31/04	(12)	2.74	(0.06)	(0.08)	(0.14)	—	—		—	2.60
	10/31/03	(12)	1.94	(0.05)	0.85	0.80	—	—		—	2.74
	10/31/02	(12)	3.14	(0.07)	(1.13)	(1.20)	—	—		—	1.94
	10/31/01	(12)	9.25	(0.08)	(6.03)	(6.11)	—	—	†	—	3.14

STRATEGIC PARTNERS HEALTH SCIENCES FUND:
Class A	10/31/05		$11.12	$(0.10)	$1.55	$1.45	$—	$—		$—	$12.57
	10/31/04	(10)	12.06	(0.03)	(0.91)	(0.94)	—	—		—	11.12

Class B	10/31/05		10.88	(0.12)	1.45	1.33	—	—		—	12.21
	10/31/04	(10)	11.87	(0.05)	(0.94)	(0.99)	—	—		—	10.88

Class C	10/31/05		10.91	(0.20)	1.52	1.32	—	—		—	12.23
	10/31/04		10.40	(0.18)	0.69	0.51	—	—		—	10.91
	10/31/03	(12)	9.34	(0.14)	1.20	1.06	—	—		—	10.40
	10/31/02	(12)	11.33	(0.18)	(1.81)	(1.99)	—	—		—	9.34
	10/31/01	(7)(12)	10.00	(0.12)	1.45	1.33	—	—		—	11.33

Class L (11)	10/31/05		11.09	(0.11)	1.51	1.40	—	—		—	12.49
	10/31/04		10.52	(0.14)	0.71	0.57	—	—		—	11.09
	10/31/03	(12)	9.40	(0.09)	1.21	1.12	—	—		—	10.52
	10/31/02	(12)	11.35	(0.12)	(1.83)	(1.95)	—	—		—	9.40
	10/31/01	(7)(12)	10.00	(0.08)	1.43	1.35	—	—		—	11.35

Class M (11)	10/31/05		10.89	(0.18)	1.50	1.32	—	—		—	12.21
	10/31/04		10.38	(0.18)	0.69	0.51	—	—		—	10.89
	10/31/03	(12)	9.31	(0.14)	1.21	1.07	—	—		—	10.38
	10/31/02	(12)	11.31	(0.18)	(1.82)	(2.00)	—	—		—	9.31
	10/31/01	(7)(12)	10.00	(0.11)	1.42	1.31	—	—		—	11.31

Class X	10/31/05		10.92	(0.19)	1.51	1.32	—	—		—	12.24
	10/31/04		10.40	(0.18)	0.70	0.52	—	—		—	10.92
	10/31/03	(12)	9.34	(0.14)	1.20	1.06	—	—		—	10.40
	10/31/02	(12)	11.33	(0.18)	(1.81)	(1.99)	—	—		—	9.34
	10/31/01	(7)(12)	10.00	(0.11)	1.44	1.33	—	—		—	11.33

Supplemental Data				Ratios of Expenses to Average Net Assets(2)		Ratio of Net Investment Income (Loss) to Average Net Assets(2)
Total Return		Net Assets at End of Period (in 000’s)	Portfolio Turnover Rate	Net Operating Expenses (after Expense Reimbursement and Waiver)(3)	Net Operating Expenses (before Expense Reimbursement and Waiver)(3)
4.14%		$2,320	39%	1.65%	3.26%	(0.85%)
(8.90%)		1,453	136%	1.65%	3.05%	(1.31%)

3.10%		311	39%	2.40%	4.01%	(1.69%)
(9.16%)		165	136%	2.40%	3.80%	(2.05%)

3.48%		3,227	39%	2.40%	4.01%	(1.47%)
(5.13%)		5,366	136%	2.40%	3.80%	(2.13%)
40.72%		6,651	89%	2.40%	3.77%	(2.09%)
(38.22%)		4,559	91%	2.40%	3.54%	(2.25%)
(66.09%)		6,939	74%	2.40%	3.31%	(1.68%)

3.76%		2,288	39%	1.90%	3.51%	(0.96%)
(4.66%)		4,374	136%	1.90%	3.30%	(1.64%)
41.62%		7,452	89%	1.90%	3.27%	(1.59%)
(38.05%)		4,773	91%	1.90%	3.03%	(1.74%)
(65.64%)		7,989	74%	1.90%	2.90%	(1.21%)

3.49%		5,569	39%	2.40%	4.01%	(1.49%)
(5.15%)		8,182	136%	2.40%	3.80%	(2.13%)
40.93%		9,694	89%	2.40%	3.77%	(2.10%)
(38.34%)		6,036	91%	2.40%	3.52%	(2.25%)
(66.16%)		10,259	74%	2.40%	3.30%	(1.67%)

3.08%		1,005	39%	2.40%	4.01%	(1.47%)
(5.11	%)(1)	1,585	136%	2.40%	3.80%	(2.13%)
41.24	%(1)	1,624	89%	2.40%	3.78%	(2.10%)
(38.22	%)(1)	1,013	91%	2.40%	3.51%	(2.26%)
(66.05	%)(1)	1,830	74%	2.40%	3.44%	(1.71%)

13.04%		$4,601	93%	1.65%	3.45%	(0.73%)
(7.79%)		1,127	178%	1.65%	2.75%	(0.83%)

12.23%		836	93%	2.40%	4.20%	(1.50%)
(8.34%)		267	178%	2.40%	3.50%	(1.60%)

12.10%		3,738	93%	2.40%	4.20%	(1.46%)
4.90%		4,317	178%	2.40%	3.50%	(1.53%)
11.35%		4,427	144%	2.40%	3.62%	(1.47%)
(17.64%)		3,870	122%	2.40%	3.68%	(1.70%)
13.40%		2,659	35%	2.40%	4.70%	(1.56%)

12.62%		3,016	93%	1.90%	3.70%	(0.95%)
5.42%		4,365	178%	1.90%	3.00%	(1.02%)
11.92%		5,036	144%	1.90%	3.12%	(0.97%)
(17.25%)		4,210	122%	1.90%	3.18%	(1.19%)
13.60%		3,971	35%	1.90%	3.96%	(1.10%)

12.12%		8,785	93%	2.40%	4.20%	(1.47%)
4.91%		8,632	178%	2.40%	3.50%	(1.52%)
11.37%		7,375	144%	2.40%	3.62%	(1.48%)
(17.60%)		7,256	122%	2.40%	3.66%	(1.69%)
13.10%		6,427	35%	2.40%	4.75%	(1.54%)

12.09%		1,485	93%	2.40%	4.20%	(1.46%)
5.00	%(1)	1,653	178%	2.40%	3.50%	(1.52%)
11.35	%(1)	1,526	144%	2.40%	3.62%	(1.47%)
(17.64	%)(1)	1,956	122%	2.40%	3.69%	(1.70%)
13.40	%(1)	1,702	35%	2.40%	5.49%	(1.48%)

See Notes to Financial Statements.

Financial Highlights

Per Share Data

(for a Share Outstanding Throughout Each Period)

				Increase (Decrease) from Investment Operations			Less Distributions
	Period Ended		Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss)	Total from Investment Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Net Asset Value End of Period
STRATEGIC PARTNERS MANAGED OTC FUND:

Class A	10/31/05		$2.56	$(0.01)	$0.15	$0.14	$—	$—	$—	$2.70
	10/31/04	(10)(12)	2.60	(0.02)	(0.02)	(0.04)	—	—	—	2.56

Class B	10/31/05		2.50	(0.03)	0.15	0.12	—	—	—	2.62
	10/31/04	(10)(12)	2.57	(0.03)	(0.04)	(0.07)	—	—	—	2.50

Class C	10/31/05		2.50	(0.02)	0.14	0.12	—	—	—	2.62
	10/31/04	(12)	2.42	(0.05)	0.13	0.08	—	—	—	2.50
	10/31/03	(12)	1.60	(0.04)	0.86	0.82	—	—	—	2.42
	10/31/02	(12)	2.51	(0.05)	(0.86)	(0.91)	—	—	—	1.60
	10/31/01	(12)	8.21	(0.07)	(5.63)	(5.70)	—	—	—	2.51

Class L (11)	10/31/05		2.55	—	0.13	0.13	—	—	—	2.68
	10/31/04	(12)	2.45	(0.04)	0.14	0.10	—	—	—	2.55
	10/31/03	(12)	1.61	(0.03)	0.87	0.84	—	—	—	2.45
	10/31/02	(12)	2.53	(0.04)	(0.88)	(0.92)	—	—	—	1.61
	10/31/01	(12)	8.22	(0.05)	(5.64)	(5.69)	—	—	—	2.53

Class M (11)	10/31/05		2.51	(0.02)	0.14	0.12	—	—	—	2.63
	10/31/04	(12)	2.43	(0.05)	0.13	0.08	—	—	—	2.51
	10/31/03	(12)	1.60	(0.04)	0.87	0.83	—	—	—	2.43
	10/31/02	(12)	2.52	(0.05)	(0.87)	(0.92)	—	—	—	1.60
	10/31/01	(12)	8.22	(0.07)	(5.63)	(5.70)	—	—	—	2.52

Class X	10/31/05		2.51	(0.02)	0.14	0.12	—	—	—	2.63
	10/31/04	(12)	2.43	(0.05)	0.13	0.08	—	—	—	2.51
	10/31/03	(12)	1.60	(0.04)	0.87	0.83	—	—	—	2.43
	10/31/02	(12)	2.52	(0.05)	(0.87)	(0.92)	—	—	—	1.60
	10/31/01	(12)	8.21	(0.07)	(5.62)	(5.69)	—	—	—	2.52
STRATEGIC PARTNERS CAPITAL GROWTH FUND:

Class A	10/31/05		$13.44	$(0.11)	$1.95	$1.84	$—	$—	$—	$15.28
	10/31/04	(10)	13.73	(0.02)	(0.27)	(0.29)	—	—	—	13.44

Class B	10/31/05		13.01	(0.17)	1.84	1.67	—	—	—	14.68
	10/31/04	(10)	13.35	(0.05)	(0.29)	(0.34)	—	—	—	13.01

Class C	10/31/05		12.98	(0.23)	1.90	1.67	—	—	—	14.65
	10/31/04		12.70	(0.20)	0.48	0.28	—	—	—	12.98
	10/31/03	(12)	10.45	(0.16)	2.41	2.25	—	—	—	12.70
	10/31/02	(12)	10.98	(0.17)	(0.36)	(0.53)	—	—	—	10.45
	10/31/01	(12)	15.78	(0.17)	(4.63)	(4.80)	—	—	—	10.98

Class L (11)	10/31/05		13.40	(0.13)	1.92	1.79	—	—	—	15.19
	10/31/04		13.04	(0.13)	0.49	0.36	—	—	—	13.40
	10/31/03	(12)	10.68	(0.11)	2.47	2.36	—	—	—	13.04
	10/31/02	(12)	11.16	(0.12)	(0.36)	(0.48)	—	—	—	10.68
	10/31/01	(12)	15.96	(0.10)	(4.70)	(4.80)	—	—	—	11.16

Class M (11)	10/31/05		13.00	(0.22)	1.88	1.66	—	—	—	14.66
	10/31/04		12.72	(0.19)	0.47	0.28	—	—	—	13.00
	10/31/03	(12)	10.46	(0.16)	2.42	2.26	—	—	—	12.72
	10/31/02	(12)	10.99	(0.17)	(0.36)	(0.53)	—	—	—	10.46
	10/31/01	(12)	15.80	(0.17)	(4.64)	(4.81)	—	—	—	10.99

Class X	10/31/05		12.97	(0.22)	1.89	1.67	—	—	—	14.64
	10/31/04		12.69	(0.18)	0.46	0.28	—	—	—	12.97
	10/31/03	(12)	10.44	(0.16)	2.41	2.25	—	—	—	12.69
	10/31/02	(12)	10.97	(0.17)	(0.36)	(0.53)	—	—	—	10.44
	10/31/01	(12)	15.77	(0.17)	(4.63)	(4.80)	—	—	—	10.97

Supplemental Data				Ratios of Expenses to Average Net Assets(2)
Total Return		Net Assets at End of Period (in 000’s)	Portfolio Turnover Rate	Net Operating Expenses (after Expense Reimbursement and Waiver)(3)	Net Operating Expenses (before Expense Reimbursement and Waiver)(3)	Ratio of Net Investment Income (Loss) to Average Net Assets(2)
5.47%		$1,857	10%	1.50%	2.10%	(0.19%)
(1.54%)		1,442	17%	1.50%	2.25%	(1.17%)

4.80%		539	10%	2.25%	2.85%	(0.94%)
(2.72%)		541	17%	2.25%	3.00%	(1.94%)

4.80%		7,634	10%	2.25%	2.85%	(0.69%)
3.31%		11,209	17%	2.25%	3.00%	(1.98%)
51.25%		13,526	17%	2.25%	2.93%	(1.96%)
(36.26%)		7,688	30%	2.25%	3.10%	(2.06%)
(69.43%)		7,760	54%	2.25%	3.14%	(1.93%)

5.10%		5,014	10%	1.75%	2.35%	(0.16%)
4.08%		7,284	17%	1.75%	2.50%	(1.48%)
52.17%		9,161	17%	1.75%	2.42%	(1.46%)
(36.36%)		5,076	30%	1.75%	2.58%	(1.56%)
(69.22%)		6,805	54%	1.75%	2.59%	(1.42%)

4.78%		9,886	10%	2.25%	2.85%	(0.67%)
3.29%		14,462	17%	2.25%	3.00%	(1.98%)
51.88%		17,120	17%	2.25%	2.93%	(1.96%)
(36.51%)		10,978	30%	2.25%	3.09%	(2.06%)
(69.34%)		13,664	54%	2.25%	3.13%	(1.92%)

4.78%		957	10%	2.25%	2.85%	(0.56%)
3.29	%(1)	1,588	17%	2.25%	3.00%	(1.98%)
51.88	%(1)	1,756	17%	2.25%	2.92%	(1.96%)
(36.51	%)(1)	739	30%	2.25%	3.07%	(2.06%)
(69.31	%)(1)	1,106	54%	2.25%	3.23%	(1.94%)

13.69%		$31,085	60%	1.55%	1.67%	(0.62%)
(2.11%)		18,159	78%	1.55%	1.69%	(0.47%)

12.84%		8,075	60%	2.30%	2.42%	(1.37%)
(2.55%)		3,034	78%	2.30%	2.44%	(1.21%)

12.87%		145,904	60%	2.30%	2.42%	(1.36%)
2.20%		167,119	78%	2.30%	2.44%	(1.37%)
21.88%		178,255	81%	2.30%	2.51%	(1.52%)
(5.10%)		144,397	103%	2.30%	2.50%	(1.51%)
(30.37%)		156,021	133%	2.30%	2.44%	(1.26%)

13.36%		104,412	60%	1.80%	1.92%	(0.85%)
2.76%		139,498	78%	1.80%	1.94%	(0.87%)
22.44%		148,052	81%	1.80%	2.01%	(1.02%)
4.57%)		124,022	103%	1.80%	2.00%	(1.01%)
(30.03%)		149,093	133%	1.80%	1.94%	(0.76%)

12.77%		291,461	60%	2.30%	2.42%	(1.36%)
2.20%		329,320	78%	2.30%	2.44%	(1.36%)
21.96%		320,738	81%	2.30%	2.51%	(1.53%)
(5.10%)		282,066	103%	2.30%	2.50%	(1.51%)
(30.44%)		331,904	133%	2.30%	2.44%	(1.26%)

12.88%		53,162	60%	2.30%	2.42%	(1.36%)
2.21	%(1)	58,784	78%	2.30%	2.44%	(1.36%)
21.90	%(1)	53,036	81%	2.30%	2.51%	(1.52%)
(5.10	%)(1)	45,557	103%	2.30%	2.50%	(1.51%)
(30.39	%)(1)	51,745	133%	2.30%	2.44%	(1.26%)

See Notes to Financial Statements.

Financial Highlights

Per Share Data

(for a Share Outstanding Throughout Each Period)

				Increase (Decrease) from Investment Operations			Less Distributions
	Period Ended		Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss)	Total from Investment Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Net Asset Value End of Period
STRATEGIC PARTNERS CONCENTRATED GROWTH FUND(9):

Class A	10/31/05	(12)	$11.20	$(0.01)	$0.56	$0.55	$—	$—	$—	$11.75
	10/31/04	(10)(12)	11.70	(0.04)	(0.46)	(0.50)	—	—	—	11.20

Class B	10/31/05	(12)	9.66	(0.07)	0.47	0.40	—	—	—	10.06
	10/31/04	(10)(12)	10.16	(0.07)	(0.43)	(0.50)	—	—	—	9.66

Class C	10/31/05	(12)	9.64	(0.08)	0.48	0.40	—	—	—	10.04
	10/31/04	(12)	9.53	(0.13)	0.24	0.11	—	—	—	9.64
	10/31/03	(12)	8.51	(0.13)	1.15	1.02	—	—	—	9.53
	10/31/02	(12)	10.91	(0.12)	(2.28)	(2.40)	—	—	—	8.51
	10/31/01	(12)	20.10	(0.07)	(9.12)	(9.19)	—	—	—	10.91

Class L (11)	10/31/05	(12)	11.17	(0.02)	0.54	0.52	—	—	—	11.69
	10/31/04	(12)	10.99	(0.10)	0.28	0.18	—	—	—	11.17
	10/31/03	(12)	9.76	(0.10)	1.33	1.23	—	—	—	10.99
	10/31/02	(12)	12.44	(0.12)	(2.56)	(2.68)	—	—	—	9.76
	10/31/01	(12)	22.80	0.01	(10.37)	(10.36)	—	—	—	12.44

Class M (11)	10/31/05	(12)	9.67	(0.08)	0.48	0.40	—	—	—	10.07
	10/31/04	(12)	9.56	(0.14)	0.25	0.11	—	—	—	9.67
	10/31/03	(12)	8.54	(0.13)	1.15	1.02	—	—	—	9.56
	10/31/02	(12)	10.94	(0.12)	(2.28)	(2.40)	—	—	—	8.54
	10/31/01	(12)	20.14	(0.07)	(9.13)	(9.20)	—	—	—	10.94

Class X	10/31/05	(12)	9.68	(0.08)	0.48	0.40	—	—	—	10.08
	10/31/04	(12)	9.57	(0.14)	0.25	0.11	—	—	—	9.68
	10/31/03	(12)	8.55	(0.13)	1.15	1.02	—	—	—	9.57
	10/31/02	(12)	10.95	(0.11)	(2.29)	(2.40)	—	—	—	8.55
	10/31/01	(12)	20.17	(0.07)	(9.15)	(9.22)	—	—	—	10.95
STRATEGIC PARTNERS CORE VALUE FUND:

Class A	10/31/05		$12.29	$0.11	$0.99	$1.10	$(0.14)	$(0.28)	$(0.42)	$12.97
	10/31/04	(10)(12)	12.21	0.06	0.02	0.08	—	—	—	12.29

Class B	10/31/05		12.20	0.03	0.97	1.00	(0.04)	(0.28)	(0.32)	12.88
	10/31/04	(10)(12)	12.17	0.01	0.02	0.03	—	—	—	12.20

Class C	10/31/05		12.18	0.03	0.96	0.99	(0.01)	(0.28)	(0.29)	12.88
	10/31/04	(12)	10.95	0.02	1.25	1.27	(0.04)	—	(0.04)	12.18
	10/31/03	(12)	8.88	0.04	2.05	2.09	(0.02)	—	(0.02)	10.95
	10/31/02	(12)	9.73	0.03	(0.85)	(0.82)	(0.01)	(0.02)	(0.03)	8.88
	10/31/01	(7)(12)	10.00	0.01	(0.28)	(0.27)	—	—	—	9.73

Class L (11)	10/31/05		12.26	0.09	0.96	1.05	(0.10)	(0.28)	(0.38)	12.93
	10/31/04	(12)	10.99	0.07	1.27	1.34	(0.07)	—	(0.07)	12.26
	10/31/03	(12)	8.92	0.10	2.04	2.14	(0.07)	—	(0.07)	10.99
	10/31/02	(12)	9.77	0.08	(0.86)	(0.78)	(0.05)	(0.02)	(0.07)	8.92
	10/31/01	(7)(12)	10.00	0.05	(0.28)	(0.23)	—	—	—	9.77

Class M (11)	10/31/05		12.18	0.03	0.97	1.00	(0.02)	(0.28)	(0.30)	12.88
	10/31/04	(12)	10.95	0.02	1.25	1.27	(0.04)	—	(0.04)	12.18
	10/31/03	(12)	8.88	0.04	2.05	2.09	(0.02)	—	(0.02)	10.95
	10/31/02	(12)	9.74	0.03	(0.86)	(0.83)	(0.01)	(0.02)	(0.03)	8.88
	10/31/01	(7)(12)	10.00	0.01	(0.27)	(0.26)	—	—	—	9.74

Class X	10/31/05		12.18	0.03	0.97	1.00	(0.01)	(0.28)	(0.29)	12.89
	10/31/04	(12)	10.95	0.02	1.25	1.27	(0.04)	—	(0.04)	12.18
	10/31/03	(12)	8.88	0.04	2.05	2.09	(0.02)	—	(0.02)	10.95
	10/31/02	(12)	9.73	0.03	(0.85)	(0.82)	(0.01)	(0.02)	(0.03)	8.88
	10/31/01	(7)(12)	10.00	0.02	(0.29)	(0.27)	—	—	—	9.73

Supplemental Data				Ratios of Expenses to Average Net Assets(2)
Total Return		Net Assets at End of Period (in 000’s)	Portfolio Turnover Rate	Net Operating Expenses (after Expense Reimbursement and Waiver)(3)	Net Operating Expenses (before Expense Reimbursement and Waiver)(3)	Ratio of Net Investment Income (Loss) to Average Net Assets(2)
4.91%		$14,474	33%	1.50%	2.15%	(0.13%)
(4.27%)		10,089	16%	1.50%	1.92%	(0.66%)

4.14%		3,654	33%	2.25%	2.90%	(0.97%)
(4.92%)		1,609	16%	2.25%	2.67%	(1.39%)

4.15%		43,946	33%	2.25%	2.90%	(0.64%)
1.15%		61,542	16%	2.25%	2.67%	(1.39%)
11.99%		87,291	107%	2.25%	2.76%	(1.48%)
(22.00%)		99,201	76%	2.25%	2.67%	(1.19%)
(45.72%)		185,968	54%	2.25%	2.47%	(0.45%)

4.66%		49,291	33%	1.75%	2.40%	(0.13%)
1.64%		71,664	16%	1.75%	2.17%	(0.89%)
12.60%		102,837	107%	1.75%	2.26%	(0.98%)
(21.54%)		112,352	76%	1.75%	2.16%	(1.05%)
(45.44%)		210,590	54%	1.75%	1.98%	0.05%

4.14%		155,490	33%	2.25%	2.90%	(0.65%)
1.15%		217,028	16%	2.25%	2.67%	(1.39%)
11.94%		283,005	107%	2.25%	2.76%	(1.48%)
(21.94%)		309,908	76%	2.25%	2.67%	(1.21%)
(45.68%)		556,811	54%	2.25%	2.47%	(0.45%)
4.13%		28,863	33%	2.25%	2.90%	(0.67%)
1.15	%(1)	37,951	16%	2.25%	2.67%	(1.39%)
11.93	%(1)	47,264	107%	2.25%	2.76%	(1.48%)
(21.92	%)(1)	49,108	76%	2.25%	2.67%	(1.11%)
(45.71	%)(1)	82,210	54%	2.25%	2.47%	(0.45%)

9.09%		$3,607	27%	1.45%	1.90%	0.91%
0.66%		1,722	35%	1.45%	1.93%	0.93%

8.28%		983	27%	2.20%	2.65%	0.11%
0.25%		235	35%	2.20%	2.68%	0.15%
8.25%		10,508	27%	2.20%	2.65%	0.20%
11.64%		11,311	35%	2.20%	2.68%	0.15%
23.64%		14,337	21%	2.20%	2.72%	0.41%
(8.49%)		7,212	14%	2.20%	3.25%	0.30%
(2.70%)		3,040	9%	2.20%	4.73%	0.22%

8.74%		7,130	27%	1.70%	2.15%	0.71%
12.24%		8,595	35%	1.70%	2.18%	0.63%
24.15%		8,450	21%	1.70%	2.21%	0.91%
(8.16%)		4,537	14%	1.70%	2.76%	0.75%
(2.20%)		1,677	9%	1.70%	3.95%	0.70%

8.31%		20,402	27%	2.20%	2.65%	0.20%
11.64%		20,874	35%	2.20%	2.68%	0.13%
23.64%		15,304	21%	2.20%	2.72%	0.42%
(8.58%)		9,378	14%	2.20%	3.26%	0.29%
(2.60%)		3,867	9%	2.20%	5.57%	0.22%

8.33%		4,140	27%	2.20%	2.65%	0.19%
11.64	%(1)	4,098	35%	2.20%	2.68%	0.14%
23.64	%(1)	2,829	21%	2.20%	2.72%	0.43%
(8.49	%)(1)	2,217	14%	2.20%	3.28%	0.30%

(2.70	%)(1)	514	9%	2.20%	4.75%	0.23%

See Notes to Financial Statements.

Financial Highlights

Per Share Data

(for a Share Outstanding Throughout Each Period)

				Increase (Decrease) from Investment Operations			Less Distributions
	Period Ended		Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss)	Total from Investment Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Net Asset Value End of Period
STRATEGIC PARTNERS LARGE CAP CORE FUND:

Class A	10/31/05	(12)	$8.89	$0.06	$0.58	$0.64	$—	$—	$—	$9.53
	10/31/04	(10)(12)	9.06	0.03	(0.20)	(0.17)	— †	—	— †	8.89

Class B	10/31/05	(12)	8.67	— †	0.56	0.56	—	—	—	9.23
	10/31/04	(10)(12)	8.87	(0.01)	(0.19)	(0.20)	—	—	—	8.67

Class C	10/31/05	(12)	8.66	0.01	0.54	0.55	—	—	—	9.21
	10/31/04	(12)	8.16	(0.03)	0.53	0.50	—	—	—	8.66
	10/31/03	(12)	6.85	(0.01)	1.32	1.31	—	—	—	8.16
	10/31/02	(12)	8.08	(0.02)	(1.21)	(1.23)	—	—	—	6.85
	10/31/01	(12)	10.20	(0.02)	(2.09)	(2.11)	—	(0.01)	(0.01)	8.08

Class L (11)	10/31/05	(12)	8.87	0.07	0.54	0.61	— †	—	— †	9.48
	10/31/04	(12)	8.32	0.02	0.53	0.55	— †	—	— †	8.87
	10/31/03	(12)	6.95	0.03	1.34	1.37	—	—	—	8.32
	10/31/02	(12)	8.15	0.02	(1.22)	(1.20)	—	—	—	6.95
	10/31/01	(12)	10.24	0.02	(2.10)	(2.08)	— †	(0.01)	(0.01)	8.15

Class M (11)	10/31/05	(12)	8.66	0.01	0.54	0.55	—	—	—	9.21
	10/31/04	(12)	8.16	(0.03)	0.53	0.50	—	—	—	8.66
	10/31/03	(12)	6.85	(0.01)	1.32	1.31	—	—	—	8.16
	10/31/02	(12)	8.08	(0.02)	(1.21)	(1.23)	—	—	—	6.85
	10/31/01	(12)	10.20	(0.02)	(2.09)	(2.11)	—	(0.01)	(0.01)	8.08

Class X	10/31/05	(12)	8.65	0.01	0.54	0.55	—	—	—	9.20
	10/31/04	(12)	8.15	(0.03)	0.53	0.50	—	—	—	8.65
	10/31/03	(12)	6.84	(0.01)	1.32	1.31	—	—	—	8.15
	10/31/02	(12)	8.06	(0.02)	(1.20)	(1.22)	—	—	—	6.84
	10/31/01	(12)	10.20	(0.02)	(2.11)	(2.13)	—	(0.01)	(0.01)	8.06
STRATEGIC PARTNERS EQUITY INCOME FUND:

Class A	10/31/05		$12.99	$0.13	$1.00	$1.13	$(0.13)	$—	$(0.13)	$13.99
	10/31/04	(10)(12)	13.28	0.04	(0.33)	(0.29)	—	—	—	12.99

Class B	10/31/05		12.63	— †	0.98	0.98	(0.01)	—	(0.01)	13.60
	10/31/04	(10)(12)	12.98	(0.01)	(0.34)	(0.35)	—	—	—	12.63

Class C	10/31/05		12.61	0.02	0.96	0.97	(0.01)	—	(0.01)	13.57
	10/31/04	(12)	11.57	(0.03)	1.07	1.04	—	—	—	12.61
	10/31/03	(12)	9.40	(0.02)	2.19	2.17	—	—	—	11.57
	10/31/02	(12)	12.09	(0.03)	(2.36)	(2.39)	—	(0.30)	(0.30)	9.40
	10/31/01	(12)	13.67	(0.07)	(0.92)	(0.99)	—	(0.59)	(0.59)	12.09

Class L (11)	10/31/05		12.96	0.08	0.98	1.06	(0.09)	—	(0.09)	13.93
	10/31/04	(12)	11.83	0.03	1.10	1.13	—	—	—	12.96
	10/31/03	(12)	9.56	0.03	2.24	2.27	—	—	—	11.83
	10/31/02	(12)	12.23	0.03	(2.40)	(2.37)	—	(0.30)	(0.30)	9.56
	10/31/01	(12)	13.76	—	(0.94)	(0.94)	—	(0.59)	(0.59)	12.23

Class M (11)	10/31/05		12.63	0.01	0.97	0.98	(0.01)	—	(0.01)	13.60
	10/31/04	(12)	11.58	(0.03)	1.08	1.05	—	—	—	12.63
	10/31/03	(12)	9.41	(0.02)	2.19	2.17	—	—	—	11.58
	10/31/02	(12)	12.10	(0.03)	(2.36)	(2.39)	—	(0.30)	(0.30)	9.41
	10/31/01	(12)	13.69	(0.07)	(0.93)	(1.00)	—	(0.59)	(0.59)	12.10

Class X	10/31/05		12.61	0.01	0.96	0.97	(0.01)	—	(0.01)	13.57
	10/31/04	(12)	11.56	(0.03)	1.08	1.05	—	—	—	12.61
	10/31/03	(12)	9.39	(0.02)	2.19	2.17	—	—	—	11.56
	10/31/02	(12)	12.08	(0.03)	(2.36)	(2.39)	—	(0.30)	(0.30)	9.39
	10/31/01	(12)	13.66	(0.06)	(0.93)	(0.99)	—	(0.59)	(0.59)	12.08

Supplemental Data			Ratios of Expenses to Average Net Assets(2)
Total Return	Net Assets at End of Period (in 000’s)	Portfolio Turnover Rate	Net Operating Expenses (after Expense Reimbursement and Waiver)(3)	Net Operating Expenses (before Expense Reimbursement and Waiver)(3)	Ratio of Net Investment Income (Loss) to Average Net Assets(2)
7.20%	$12,527	36%	1.25%	1.80%	0.81%
(1.86%)	7,558	29%	1.25%	1.56%	0.60%

6.46%	3,144	36%	2.00%	2.55%	(0.03%)
(2.25%)	1,288	29%	2.00%	2.31%	(0.13%)

6.35%	26,905	36%	2.00%	2.55%	0.15%
6.13%	29,631	29%	2.00%	2.31%	(0.30%)
19.12%	36,069	39%	2.00%	2.35%	(0.09%)
(15.22%)	31,253	19%	2.00%	2.33%	(0.20%)
(20.74%)	30,585	30%	2.00%	2.35%	(0.26%)

6.88%	20,528	36%	1.50%	2.05%	0.68%
6.63%	24,137	29%	1.50%	1.81%	0.19%
19.71%	31,579	39%	1.50%	1.84%	0.40%
(14.72%)	26,122	19%	1.50%	1.83%	(0.30%)
(20.36%)	24,163	30%	1.50%	1.86%	0.24%

6.35%	74,649	36%	2.00%	2.55%	0.14%
6.13%	79,069	29%	2.00%	2.31%	(0.30%)
19.12%	77,502	39%	2.00%	2.34%	(0.10%)
(15.22%)	64,146	19%	2.00%	2.33%	(0.20%)
(20.74%)	53,206	30%	2.00%	2.36%	(0.27%)

6.36%	8,721	36%	2.00%	2.55%	0.11%
6.14%(1)	7,253	29%	2.00%	2.31%	(0.30%)
19.15%(1)	7,459	39%	2.00%	2.35%	(0.09%)
(15.14%)(1)	6,964	19%	2.00%	2.33%	(0.21%)
(20.94%)(1)	5,918	30%	2.00%	2.36%	(0.26%)

8.72%	$14,835	66%	1.41%	1.84%	0.78%
(2.18%)	9,032	54%	1.40%	1.78%	0.59%

7.77%	3,063	66%	2.16%	2.59%	(0.04%)
(2.70%)	1,061	54%	2.15%	2.53%	(0.21%)

7.70%	54,187	66%	2.16%	2.59%	0.14%
8.99%	42,450	54%	2.15%	2.53%	(0.28%)
23.09%	53,779	60%	2.15%	2.59%	(0.17%)
(20.39%)	50,779	88%	2.15%	2.54%	(0.25%)
(7.59%)	64,103	128%	2.15%	2.44%	(0.51%)

8.19%	46,285	66%	1.66%	2.09%	0.67%
9.55%	41,796	54%	1.65%	2.03%	0.21%
23.74%	55,064	60%	1.65%	2.09%	0.32%
(19.99%)	47,611	88%	1.65%	2.04%	0.25%
(7.16%)	66,446	128%	1.65%	1.94%	(0.01%)

7.77%	143,414	66%	2.16%	2.59%	0.13%
9.07%	110,231	54%	2.15%	2.53%	(0.28%)
23.06%	116,211	60%	2.15%	2.59%	(0.17%)
(20.37%)	106,401	88%	2.15%	2.54%	(0.25%)
(7.65%)	152,314	128%	2.15%	2.44%	(0.51%)

7.70%	41,019	66%	2.16%	2.59%	0.13%
9.08%(1)	28,451	54%	2.15%	2.53%	(0.28%)
23.11%(1)	28,840	60%	2.15%	2.59%	(0.17%)
(20.41%)(1)	25,972	88%	2.15%	2.54%	(0.24%)
(7.60%)(1)	36,297	128%	2.15%	2.44%	(0.51%)

See Notes to Financial Statements.

Financial Highlights

Per Share Data

(for a Share Outstanding Throughout Each Period)

				Increase (Decrease) from Investment Operations					Less Distributions
	Period Ended		Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized & Unrealized Gain (Loss)		Total from Investment Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Net Asset Value End of Period
STRATEGIC PARTNERS BALANCED FUND:

Class A	10/31/05		$12.60	$0.19		$0.61		$0.80	$(0.19)	$—	$(0.19)	$13.21
	10/31/04	(10)	12.58	0.08		—		0.08	(0.06)	—	(0.06)	12.60

Class B	10/31/05		12.57	0.08		0.60		0.68	(0.08)	—	(0.08)	13.17
	10/31/04	(10)	12.54	0.03		0.03		0.06	(0.03)	—	(0.03)	12.57

Class C	10/31/05		12.56	0.08		0.60		0.68	(0.08)	—	(0.08)	13.16
	10/31/04		11.83	0.06		0.74		0.80	(0.07)	—	(0.07)	12.56
	10/31/03	(12)	10.47	0.08		1.39		1.47	(0.11)	—	(0.11)	11.83
	10/31/02	(12)	11.50	0.14	(a)	(1.03	)(a)	(0.89)	(0.14)	—	(0.14)	10.47
	10/31/01	(12)	13.10	0.15		(1.64)		(1.49)	(0.11)	—	(0.11)	11.50

Class L (11)	10/31/05		12.60	0.14		0.61		0.75	(0.16)	—	(0.16)	13.19
	10/31/04		11.87	0.11		0.75		0.86	(0.13)	—	(0.13)	12.60
	10/31/03	(12)	10.50	0.13		1.41		1.54	(0.17)	—	(0.17)	11.87
	10/31/02	(12)	11.54	0.19	(a)	(1.04	)(a)	(0.85)	(0.19)	—	(0.19)	10.50
	10/31/01	(12)	13.14	0.21		(1.64)		(1.43)	(0.17)	—	(0.17)	11.54

Class M (11)	10/31/05		12.56	0.08		0.61		0.69	(0.08)	—	(0.08)	13.17
	10/31/04		11.84	0.06		0.73		0.79	(0.07)	—	(0.07)	12.56
	10/31/03	(12)	10.47	0.08		1.40		1.48	(0.11)	—	(0.11)	11.84
	10/31/02	(12)	11.50	0.14	(a)	(1.03	)(a)	(0.89)	(0.14)	—	(0.14)	10.47
	10/31/01	(12)	13.10	0.15		(1.64)		(1.49)	(0.11)	—	(0.11)	11.50

Class X	10/31/05		12.55	0.08		0.61		0.69	(0.08)	—	(0.08)	13.16
	10/31/04		11.83	0.06		0.73		0.79	(0.07)	—	(0.07)	12.55
	10/31/03	(12)	10.47	0.08		1.39		1.47	(0.11)	—	(0.11)	11.83
	10/31/02	(12)	11.50	0.14	(a)	(1.03	)(a)	(0.89)	(0.14)	—	(0.14)	10.47
	10/31/01	(12)	13.09	0.15		(1.63)		(1.48)	(0.11)	—	(0.11)	11.50
STRATEGIC PARTNERS HIGH YIELD BOND FUND:

Class A	10/31/05		$7.52	$0.54		$(0.43)		$0.11	$(0.55)	$—	$(0.55)	$7.08
	10/31/04	(10)	7.37	0.29		0.16		0.45	(0.30)	—	(0.30)	7.52

Class B	10/31/05		7.51	0.49		(0.42)		0.07	(0.50)	—	(0.50)	7.08
	10/31/04	(10)	7.36	0.26		0.16		0.42	(0.27)	—	(0.27)	7.51

Class C	10/31/05		7.51	0.49		(0.42)		0.07	(0.50)	—	(0.50)	7.08
	10/31/04		7.23	0.46		0.31		0.77	(0.49)	—	(0.49)	7.51
	10/31/03	(12)	6.26	0.50		0.98		1.48	(0.51)	—	(0.51)	7.23
	10/31/02	(12)	6.96	0.55	(b)	(0.68	)(b)	(0.13)	(0.57)	—	(0.57)	6.26
	10/31/01	(12)	8.02	0.71		(1.06)		(0.35)	(0.71)	—	(0.71)	6.96

Class L (11)	10/31/05		7.51	0.53		(0.42)		0.11	(0.54)	—	(0.54)	7.08
	10/31/04		7.23	0.49		0.31		0.80	(0.52)	—	(0.52)	7.51
	10/31/03	(12)	6.26	0.53		0.98		1.51	(0.54)	—	(0.54)	7.23
	10/31/02	(12)	6.96	0.59	(b)	(0.69	)(b)	(0.10)	(0.60)	—	(0.60)	6.26
	10/31/01	(12)	8.02	0.75		(1.06)		(0.31)	(0.75)	—	(0.75)	6.96

Class M (11)	10/31/05		7.50	0.49		(0.42)		0.07	(0.50)	—	(0.50)	7.07
	10/31/04		7.22	0.46		0.31		0.77	(0.49)	—	(0.49)	7.50
	10/31/03	(12)	6.25	0.49		0.98		1.48	(0.51)	—	(0.51)	7.22
	10/31/02	(12)	6.96	0.55	(b)	(0.69	)(b)	(0.14)	(0.57)	—	(0.57)	6.25
	10/31/01	(12)	8.02	0.71		(1.06)		(0.35)	(0.71)	—	(0.71)	6.96

Class X	10/31/05		7.50	0.49		(0.42)		0.07	(0.50)	—	(0.50)	7.07
	10/31/04		7.22	0.46		0.31		0.77	(0.49)	—	(0.49)	7.50
	10/31/03	(12)	6.25	0.49		0.98		1.48	(0.51)	—	(0.51)	7.22
	10/31/02	(12)	6.95	0.55	(b)	(0.68	)(b)	(0.13)	(0.57)	—	(0.57)	6.25
	10/31/01	(12)	8.01	0.71		(1.06)		(0.35)	(0.71)	—	(0.71)	6.95

Supplemental Data			Ratios of Expenses to Average Net Assets(2)
Total Return	Net Assets at End of Period (in 000’s)	Portfolio Turnover Rate	Net Operating Expenses (after Expense Reimbursement and Waiver)(3)	Net Operating Expenses (before Expense Reimbursement and Waiver)(3)	Ratio of Net Investment Income (Loss) to Average Net Assets(2)

6.32%	$9,099	196%	1.40%	1.77%	1.31%
0.68%	4,451	216%	1.40%	1.71%	1.24%

5.53%	2,145	196%	2.15%	2.52%	0.54%
0.39%	862	216%	2.15%	2.46%	0.49%

5.45%	13,850	196%	2.15%	2.55%	0.61%
6.80%	18,375	216%	2.15%	2.46%	0.44%
14.16%	23,359	129%	2.15%	2.51%	0.75%
(7.87%)	22,188	119%	2.15%	2.45%	1.21	%(a)
(11.44%)	32,294	122%	2.15%	2.41%	1.22%

5.95%	15,293	196%	1.65%	2.05%	1.12%
7.30%	22,716	216%	1.65%	1.96%	0.93%
14.79%	31,493	129%	1.65%	2.01%	1.25%
(7.46%)	29,785	119%	1.65%	1.96%	1.71	%(a)
(10.96%)	37,523	122%	1.65%	1.91%	1.71%

5.53%	55,084	196%	2.15%	2.55%	0.61%
6.71%	68,387	216%	2.15%	2.46%	0.44%
14.25%	69,656	129%	2.15%	2.51%	0.75%
(7.87%)	67,109	119%	2.15%	2.46%	1.21	%(a)
(11.44%)	86,075	122%	2.15%	2.41%	1.22%

5.53%	12,882	196%	2.15%	2.55%	0.60%
6.71%(1)	15,859	216%	2.15%	2.46%	0.44%
14.26%(1)	16,254	129%	2.15%	2.51%	0.75%
(7.96%)(1)	16,048	119%	2.15%	2.46%	1.21	%(a)
(11.38%)(1)	21,106	122%	2.15%	2.41%	1.22%

1.48%	$6,639	22%	1.25%	1.56%	7.30%
6.47%	7,587	49%	1.25%	1.46%	7.05%
0.86%	1,701	22%	2.00%	2.31%	6.59%
6.04%	502	49%	2.00%	2.21%	6.30%

0.72%	14,196	22%	2.00%	2.31%	6.57%
10.96%	26,291	49%	2.00%	2.21%	6.37%
24.34%	37,091	48%	2.00%	2.18%	7.19%
(2.24%)	22,882	35%	2.00%	2.23%	8.08	%(b)
(4.58%)	16,599	31%	2.00%	2.33%	9.33%

1.37%	12,139	22%	1.50%	1.81%	7.07%
11.50%	23,262	49%	1.50%	1.71%	6.86%
24.96%	36,377	48%	1.50%	1.68%	7.63%
(1.75%)	23,613	35%	1.50%	1.74%	8.58	%(b)
(4.10%)	26,426	31%	1.50%	1.82%	9.77%

0.85%	67,863	22%	2.00%	2.31%	6.59%
10.96%	105,842	49%	2.00%	2.21%	6.38%
24.37%	127,974	48%	2.00%	2.18%	7.19%
(2.39%)	83,293	35%	2.00%	2.23%	8.10	%(b)
(4.58%)	80,038	31%	2.00%	2.33%	9.40%

0.85%	10,705	22%	2.00%	2.31%	6.58%
11.11%(1)	14,682	49%	2.00%	2.21%	6.37%
24.20%(1)	15,306	48%	2.00%	2.18%	7.24%
(2.25%)(1)	12,882	35%	2.00%	2.24%	8.12	%(b)
(4.59%)(1)	14,777	31%	2.00%	2.34%	9.46%

See Notes to Financial Statements.

Financial Highlights

Per Share Data

(for a Share Outstanding Throughout Each Period)

				Increase (Decrease) from Investment Operations						Less Distributions
	Period Ended		Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized & Unrealized Gain (Loss)		Total from Investment Operations		From Net Investment Income	From Net Realized Gains		Total Distributions	Net Asset Value End of Period
STRATEGIC PARTNERS MONEY MARKET FUND(9):

Class A(13)	10/31/05		$1.00	$0.005		$—	†	$0.005		$(0.005)	$—	†	$(0.005)	$1.00

Class C	10/31/05		1.00	0.009		—	†	0.009		(0.009)	—	†	(0.009)	1.00
	10/31/04		1.00	—	†	—	†	—	†	— †	—		— †	1.00
	10/31/03	(12)	1.00	—	†	—	†	—	†	— †	—	†	— †	1.00
	10/31/02	(12)	1.00	0.001		—	†	0.001		(0.001)	—	†	(0.001)	1.00
	10/31/01	(12)	1.00	0.030		—	†	0.030		(0.030)	—	†	(0.030)	1.00

Class D	10/31/05		1.00	0.014		—	†	0.014		(0.014)	—	†	(0.014)	1.00
	10/31/04	(10)	1.00	—	†	—	†	—		— †	—		(0.003)	1.00

Class L (11)	10/31/05		1.00	0.014		—	†	0.014		(0.014)	—	†	(0.014)	1.00
	10/31/04		1.00	0.010		—	†	0.010		(0.010)	—		(0.010)	1.00
	10/31/03	(12)	1.00	0.005		—	†	0.005		(0.005)	—	†	(0.005)	1.00
	10/31/02	(12)	1.00	0.006		—	†	0.006		(0.006)	—	†	(0.006)	1.00
	10/31/01	(12)	1.00	0.040		—	†	0.040		(0.040)	—	†	(0.040)	1.00

Class M (11)	10/31/05		1.00	0.009		—	†	0.009		(0.009)	—	†	(0.009)	1.00
	10/31/04		1.00	—	†	—	†	—	†	— †	—		— †	1.00
	10/31/03	(12)	1.00	—	†	—	†	—	†	— †	—	†	— †	1.00
	10/31/02	(12)	1.00	0.001		—	†	0.001		(0.001)	—	†	(0.001)	1.00
	10/31/01	(12)	1.00	0.030		—	†	0.030		(0.030)	—	†	(0.030)	1.00

Class X	10/31/05		1.00	0.009		—	†	0.009		(0.009)	—	†	(0.009)	1.00
	10/31/04		1.00	—	†	—	†	—	†	— †	—		— †	1.00
	10/31/03	(12)	1.00	—	†	—	†	—	†	— †	—	†	— †	1.00
	10/31/02	(12)	1.00	0.001		—	†	0.001		(0.001)	—	†	(0.001)	1.00
	10/31/01	(12)	1.00	0.030		—	†	0.030		(0.030)	—	†	(0.030)	1.00

(1)	Total return for Class X shares does not reflect the payment of bonus shares.

(2)	Annualized for periods less than one year.

(3)	Includes commissions received by American Skandia Marketing, Incorporated under the Funds’ Supplemental Distribution Plan. The Supplemental Distribution Plan was terminated by the Board of Directors of the Fund effective June 27, 2001.

(4)	Commenced operations on November 1, 1999.

(5)	Commenced operations on March 1, 2000.

(6)	Commenced operations on September 11, 2000.

(7)	Commenced operations on March 1, 2001.

(8)	Commenced operations on May 1, 2002.

(9)	For the Periods ended 10/31/00, 10/31/01, 10/31/02, and 10/31/03 the Portfolio Turnover Rate, Ratios of Expenses and Ratios of Net Investment Income (Loss) represent the combined ratios for the respective Fund and its respective pro rata share of its Master Portfolio. On 9/27/02 these Funds withdrew their net assets-in-kind from its corresponding ASMT Portfolio. (See Note 1 in Notes to Financial Statements).

(10)	Opened on April 12, 2004.

(11)	Converted from classes A and B to classes L and M, respectively on April 12, 2004.

(12)	Calculations are based on the average daily number of shares outstanding.

(13)	Opened on August 12, 2005.

(a)	The reclassification of paydown gains and losses as discussed in Note 2 of the Notes to Financial Statements had a (0.01) per share effect for American Century Strategic Balanced and no per share effect for PIMCO Total Return Bond. For American Century Strategic Balanced and PIMCO Total Return Bond the Ratio of Net Investment Income (Loss) would have been 1.64%, 1.14%, 1.14%, and 1.14%, and 3.19%, 2.70%, 2.69%, and 2.71% for Class A, Class B, Class C, and Class X, respectively, without the reclassification of paydown gains and losses for the year ended 10/31/02. Ratios for prior periods have not been restated to reflect this change.

(b)	The adoption of the change in amortization method as discussed in Note 2 of the Notes to Financial Statements had a 0.01 per share effect for Federated High Yield Bond. Without the change in amortization method the Net Investment Income Ratio would have been 8.71%, 8.23%, 8.21%, and 8.25% for Class A, Class B, Class C, and Class X, respectively. Ratios for prior periods have not been restated to reflect this change.

†	Amount is less than $0.005.

Supplemental Data			Ratios of Expenses to Average Net Assets(2)
Total Return	Net Assets at End of Period (in 000’s)	Portfolio Turnover Rate	Net Operating Expenses (after Expense Reimbursement and Waiver)(3)	Net Operating Expenses (before Expense Reimbursement and Waiver)(3)	Ratio of Net Investment Income (Loss) to Average Net Assets(2)
0.53%	$33	N/A	1.25%	1.44%	0.59%
0.92%	12,339	N/A	2.00%	2.26%	0.84%
0.00%	22,084	N/A	1.23%	1.90%	0.01%
0.00%	45,723	N/A	1.32%	1.92%	— †
0.15%	73,787	N/A	1.89%	1.96%	0.13%
3.09%	73,282	N/A	1.91%	1.91%	2.95%
1.42%	13,015	N/A	1.50%	1.77%	1.39%
0.29%	15,973	N/A	0.83%	1.38%	0.51%
1.42%	21,170	N/A	1.50%	1.77%	1.25%
0.50%	44,800	N/A	0.72%	1.40%	0.50%
0.50%	103,228	N/A	0.80%	1.42%	0.50%
0.65%	135,044	N/A	1.39%	1.46%	0.66%
3.61%	176,679	N/A	1.41%	1.41%	3.55%
0.92%	60,896	N/A	2.00%	2.27%	0.85%
0.00%	79,944	N/A	1.25%	1.91%	0.01%
0.00%	120,172	N/A	1.31%	1.92%	— †
0.15%	157,867	N/A	1.89%	1.96%	0.14%
3.09%	147,983	N/A	1.91%	1.91%	2.78%
0.92%	13,762	N/A	2.00%	2.27%	0.88%
0.00%(1)	16,830	N/A	1.25%	1.91%	0.01%
0.00%(1)	24,933	N/A	1.30%	1.92%	— †
0.15%(1)	32,558	N/A	1.89%	1.96%	0.14%
3.09%(1)	30,941	N/A	1.91%	1.91%	2.95%

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

Strategic Partners Mutual Funds:

We have audited the accompanying statements of assets and liabilities of Strategic Partners Mutual Funds, (comprised of the funds listed in the attachment to the Report of Independent Registered Public Accounting Firm, hereafter referred to as the “Funds”), as of October 31, 2005, and the related statements of operations for the year then ended, and changes in net assets and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits. The financial highlights for the periods presented prior to November 1, 2003, were audited by other auditors, whose report dated December 19, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers or by other appropriate audit procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2005, and the results of their operations for the year then ended, and the changes in net assets and financial highlights for each of the years in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

New York, New York

December 22, 2005

Attachment to the Report of Independent Registered Public Accounting Firm

Strategic Partners International Growth Fund

Strategic Partners Small Cap Growth Fund

Strategic Partners Mid-Cap Growth Fund

Strategic Partners Mid Cap Value Fund

Strategic Partners Technology Fund

Strategic Partners Health Sciences Fund

Strategic Partners Managed OTC Fund

Strategic Partners Capital Growth Fund

Strategic Partners Concentrated Growth Fund

Strategic Partners Core Value Fund

Strategic Partners Large Cap Core Fund

Strategic Partners Equity Income Fund

Strategic Partners Balanced Fund

Strategic Partners High Yield Bond Fund

Strategic Partners Money Market Fund

Tax Information

Unaudited

For the year ended October 31, 2005, the tax character of the dividends paid, as reflected in the Statements of Changes in Net Assets were:

	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	TOTAL DISTRIBUTIONS
International Growth	$1,698,413	—	$1,698,413
Mid Cap Value	9,429,006	$28,187,639	37,616,645
Core Value	144,591	1,125,279	1,269,870
Large Cap Core	31,655	—	31,655
Equity Income	527,377	—	527,377
Balanced	975,175	—	975,175
High Yield Bond	10,127,626	—	10,127,626
Money Market	1,421,302	—	1,421,302

For the period ended November 25, 2005, the tax character of the dividend paid was:

Health Sciences	$—	$288,513	$288,513

For federal income tax purposes, ordinary income dividends and short-term capital gain distributions are taxable as ordinary income. Long-term capital gains distributions are taxable as capital gains income.

As required by the Internal Revenue Code, the following percentages of investment company taxable income for the year ended October 31, 2005 have been designated as 1) Qualified for the reduced tax rate under The Job and Growth Tax Relief Reconciliation Act of 2003 and 2) dividends received deduction eligible for corporate shareholders:

	QDI	DRD
International Growth	100.00%	3.89%
Mid Cap Value	38.18%	41.73%
Core Value	100.00%	100.00%
Large Cap Core	100.00%	100.00%
Equity Income	100.00%	100.00%
Balanced	100.00%	100.00%
High Yield Bond	0.45%	0.45%

International Growth paid foreign taxes of $472,413 and recognized foreign source income of $4,915,826. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates such amounts as having been paid in connection with dividends distributed from investment taxable income during the fiscal year ended October 31, 2005.

In January 2006, you will be advised on IRS Form 1099DIV or substitute 1099DIV as to the federal tax status of the distributions received by you in calendar year 2005.

Supplemental Proxy Information (Unaudited)

1.	To approve a new subadvisory agreement between Prudential Investments LLC (PI) and American Skandia Investment Services, Inc. (ASISI) and Prudential Investment Management, Inc. (PIM).

Shareholder Meeting Date: July 1, 2005

Voting Results:

For:	55,293,503
Against:	2,185,875
Abstain:	4,685,829

2.	To approve a Plan of Reorganization whereby all of the assets and liabilities of Strategic Partners Growth with Income Fund will be transferred to, and assumed by, Strategic Partners Large Cap Core Fund (formerly, Strategic Partners Managed Index 500 Fund), in exchange for shares of Strategic Partners Large Cap Core Fund and the cancellation of all of the shares of Strategic Partners Growth with Income Fund.

Shareholder Meeting Date: July 29, 2005

Voting Results:

For:	1,903,420
Against:	56,565
Abstain:	180,494

3.	To approve a Plan of Reorganization whereby all of the assets and liabilities of Strategic Partners Bond Fund will be transferred to, and assumed by, Strategic Partners Total Return Bond Fund, in exchange for shares of Strategic Partners Total Return Bond Fund and the cancellation of all of the shares of Strategic Partners Bond Fund.

Shareholder Meeting Date: July 29, 2005

Voting Results:

For:	13,288,754
Against:	254,815
Abstain:	1,265,219

4.	To approve a Plan of Reorganization whereby all of the assets and liabilities of Strategic Partners Small Company Fund will be transferred to, and assumed by, Strategic Partners Small Cap Value Fund, in exchange for shares of Strategic Partners Small Cap Value Fund and the cancellation of all of the shares of Strategic Partners Small Company Fund.

Shareholder Meeting Date: July 29, 2005

Voting Results:

For:	6,238,551
Against:	138,666
Abstain:	388,552

5.	To approve a Plan of Reorganization whereby all of the assets and liabilities of Strategic Partners Small Cap Growth Opportunity Fund will be transferred to, and assumed by, Strategic Partners Small Cap Growth Fund (formerly, Strategic Partners Managed Small Cap Growth Fund), in exchange for shares of Strategic Partners Small Cap Growth Fund and the cancellation of all of the shares of Strategic Partners Small Cap Growth Opportunity Fund.

Shareholder Meeting Date: October 5, 2005

Voting Results:

For:	3,080,972
Against:	89,495
Abstain:	190,945

6.	To approve a Plan of Reorganization whereby all of the assets and liabilities of Strategic Partners Capital Income Fund will be transferred to, and assumed by, Strategic Partners Equity Income Fund, in exchange for shares of Strategic Partners Equity Income Fund and the cancellation of all of the shares of Strategic Partners Capital Income Fund.

Shareholder Meeting Date: October 10, 2005

Voting Results:

For:	4,768,739
Against:	104,580
Abstain:	340,205

7.	To approve a Plan of Reorganization whereby all of the assets and liabilities of Strategic Partners Health Sciences Fund will be transferred to, and assumed by, Jennison Health Sciences Fund, in exchange for shares of Jennison Health Sciences Fund and the cancellation of all of the shares of Strategic Partners Health Sciences Fund.

Shareholder Meeting Date: October 10, 2005

Voting Results:

For:	816,196
Against:	33,989
Abstain:	37,243

Management of the Fund (Unaudited)

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 as amended, (the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Directors(2)

Linda W. Bynoe (53), Director since 2005(3) Oversees 88 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held:(4) Director of Dynegy Inc. (energy services) (since September 2002) and Simon Property Group, Inc. (real estate investment trust) (since May 2003); Director (since August 2005) of The High Yield Plus Fund, Inc.

David E.A. Carson (71), Director since 2003(3) Oversees 92 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Director (January 2000-May 2000), Chairman (January 1999-December 1999), Chairman and Chief Executive Officer (January 1998-December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.

Other Directorships held:(4) Director (since 2004) of The High Yield Plus Fund, Inc.

Robert E. La Blanc (71), Director since 2003(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Computer Associates International, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company); Director (since April 1999) of The High Yield Plus Fund, Inc.

Douglas H. McCorkindale (66), Director since 1998(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001) of Gannett Co. Inc. (publishing and media); formerly Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc.

Other Directorships held:(4) Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (62), Director since 1998(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held:(4) Director (since January 2005) of The High Yield Plus Fund, Inc.

Robin B. Smith (66), Director since 1998(3) Oversees 90 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992); Director (since January 2005) of The High Yield Plus Fund, Inc.

Stephen G. Stoneburn (62), Director since 2003(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Other Directorships held:(4) Director (since January 2005) of The High Yield Plus Fund, Inc.

Clay T. Whitehead (67), Director since 1998(3) Oversees 90 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:(4) Director (since 2000) of The High Yield Plus Fund, Inc.

Interested Directors(1)

Judy A. Rice (57), President since 2003 and Director since 2000(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since February 2003) of PI; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-in-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Executive Vice President (September 1999-February 2003) of PI; Member of Board of Governors of the Money Management Institute.

Other Directorships held:(4) Director (since August 2005) of The High Yield Plus Fund, Inc.

Robert F. Gunia (59), Vice President and Director since 1998(3) Oversees 157 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.; Vice President (since 2004) and Director (since August 2005) of The High Yield Plus Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

Officers(2)

Kathryn L. Quirk (52), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Grace C. Torres (46), Treasurer and Principal Financial and Accounting Officer since 1998(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jack Benintende (41), Acting Treasurer since 2005(3)

Principal occupations (last 5 years): Vice President (since June 2000) within Prudential Mutual Fund Administration; Assistant Treasurer (since September 2004) of The High Yield Plus Fund, Inc.; formerly Assistant Treasurer (2000-October 2004) of Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc.; Senior manager within the investment management practice of PricewaterhouseCoopers LLP (May 1994 through June 2000).

Deborah A. Docs (47), Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jonathan D. Shain (47), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Marina Belaya (38), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since April 2005) of Prudential; formerly Associate (September 2002-March 2005) at Schutle, Roth & Zabel LLP.

Claudia DiGiacomo (31), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2005) of Prudential; Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Lee D. Augsburger (46), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.; Chief Compliance Officer (since October 2004) of Quantitative Management Associates LLC.

Maryanne Ryan (41), Anti-Money Laundering Compliance Officer since 2002(3)

Principal occupations (last 5 years): Anti-Money Laundering Officer and Vice President (since April 2002) of Pruco Securities, LLC; Vice President and Bank Secrecy Act Officer (since July 2004) of Prudential Trust Company; Anti-Money Laundering Officer (since April 2003) of PI.

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust and Prudential’s Gibraltar Fund.

(1)	“Interested” Director, as defined in the 1940 Act, by reason of employment with the Manager, the Subadviser(s) or the Distributor.

(2)	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Director and/or Officer.

(4)	This column includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Approval of Advisory Agreements

The Board of Directors (the “Board”) of Strategic Partners Mutual Funds, Inc. (the “Company”) oversees the management of each of the Company’s funds (each, a “Fund”), and, as required by law, determines annually whether to renew the Company’s management agreement with Prudential Investments LLC and American Skandia Investment Services, Inc. (collectively, “PI”) and each Fund’s subadvisory agreement. In addition to determining whether to renew each Fund’s existing agreements, the Board is also responsible for determining whether to approve new subadvisory agreements for the Funds.

The Board, including a majority of the Independent Directors, met on May 24, 2005 and June 23, 2005, and approved the renewal of the existing management and subadvisory agreements through July 31, 2006, after concluding that renewal of the agreements was in the best interests of each of the Company’s Funds and their shareholders. In addition, the Board approved several new subadvisory agreements for certain of the Funds at its June 23, 2005 meeting.

In advance of the meetings, the Directors received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered performance and expense comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group was objectively determined solely by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. Peer Universes and Peer Groups are mutual funds grouped according to investment style. If the quartile refers to performance, then a fund in the first quartile is among the best performers. If the quartile refers to expenses, then a fund in the first quartile has among the lowest expenses.

In approving the agreements, the Directors, including the Independent Directors advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of each Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with each Fund and its shareholders. In their deliberations, the Directors did not identify any single factor that was dispositive and each Director attributed different weights to the various factors. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 24, 2005 and June 23, 2005.

The Directors determined that the overall arrangements between the Company and PI, which serves as the Company’s investment manager pursuant to a management agreement, and between PI and each subadviser, each of which serves pursuant to the terms of subadvisory agreements with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ determinations to approve the renewal of the agreements are discussed separately below.

Nature, quality and extent of services

The Board received and considered information regarding the nature and extent of services provided to the Company by PI and each subadviser. The Board considered the services provided by PI, including but not limited to the oversight of the subadvisers, as well as the provision of recordkeeping and compliance services to the Company and each Fund. With respect to PI’s oversight of the subadvisers, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), a business unit of PI, is responsible for screening and recommending new subadvisers when appropriate, as well as monitoring and reporting to the Board on the performance and operations of the subadvisers. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of

Approval of Advisory Agreements (continued)

the Company. The Board also considered the investment subadvisory services provided by each subadviser, as well as compliance with each Fund’s investment restrictions, policies and procedures. The Board considered PI’s evaluation of the subadvisers; as well as PI’s recommendation, based on its review of the subadvisers, to renew the subadvisory agreements or to replace certain subadvisers, as applicable.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Company, each Fund, and each subadviser, and also reviewed the qualifications, backgrounds and responsibilities of the subadvisers’ portfolio managers who are responsible for the day-to-day management of each Fund. The Board was provided with information pertaining to PI’s and each subadviser’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and each subadviser. The Board also noted that it received favorable compliance reports from the Company’s Chief Compliance Officer (CCO) as to both PI and each subadviser.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Funds by each subadviser, and that there was a reasonable basis on which to conclude that the Company and its Funds benefit from the services provided by PI and each subadviser under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Company’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

The Board noted that none of the Company’s subadvisers was affiliated with PI, and concluded that the level of profitability of a subadviser not affiliated with PI may not be as significant as PI’s profitability given the arm’s length nature of the process by which the subadvisory fee rates were negotiated by PI and the unaffiliated subadvisers, as well as the fact that PI compensates the subadvisers out of its management fee.

Economies of Scale

The Board noted that the management fee schedule for the following Funds does not contain breakpoints that reduce the fee rate on assets above specified levels: Strategic Partners Money Market Fund, Strategic Partners Managed OTC Fund, Strategic Partners Small Cap Growth Fund, Strategic Partners Core Value Fund, Strategic Partners Health Sciences Fund, and Strategic Partners Technology Fund.

The Board received and discussed information concerning whether PI realizes economies of scale as each Fund’s assets grow beyond current levels. However, because of the nature of PI’s business, the Board could not reach definitive conclusions as to whether PI might realize economies of scale on a particular Fund or how great they may be. In light of each Fund’s current size and fee rate, the Board concluded that the absence of breakpoints in the fee schedule of the identified Funds is acceptable at this time.

The Board also noted that the management fee schedule for the following Funds include breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets the Funds do not realize the effect of those rate reductions: Strategic Partners Balanced Fund, Strategic Partners Concentrated Growth Fund, Strategic Partners Equity Income Fund, Strategic Partners High Yield Bond Fund, Strategic Partners International Growth Fund, Strategic Partners Large Cap Core Fund, Strategic Partners Mid Cap Growth Fund, and Strategic Partners Mid-Cap Value Fund. The Board further noted that the management fee schedule for Strategic Partners Capital Growth Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected some of those rate reductions.

The Board took note that the fee structure of the Funds with breakpoints would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

Other Benefits to PI and The Subadvisers

The Board considered potential ancillary benefits that might be received by PI, the subadvisers, and their affiliates as a result of their relationship with a Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Company’s transfer agent (which is affiliated with PI), as well as reputational or other intangible benefits resulting from PI’s association with a Fund. The Board concluded that the potential benefits to be derived by the subadvisers included the ability to use soft dollar credits, brokerage commissions received by affiliates of the subadvisers, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and reputational benefits. The Board concluded that the benefits derived by PI and the subadvisers were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Funds / Fees and Expenses / Other Factors

With respect to each Fund, the Board also considered certain additional specific factors and related conclusions relating to the performance and fees and expenses of the Funds, as detailed below. Unless otherwise noted, the time periods referenced are for periods ended December 31.

Strategic Partners Balanced Fund. The Board received and considered information about the Fund’s historical performance, noting that the Fund had achieved performance that was in the second quartile over one-year and three-year time periods and was in the third quartile over a five-year time period, in relation to the group of comparable funds in a Peer Universe. The Board noted that the Fund had outperformed over one-year, three-year and five-year periods when compared against the Fund’s benchmark index.

The Board determined that the Fund’s performance was satisfactory.

The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds as provided by Lipper.

The Fund’s management fee of 0.595% ranked in the first quartile in its Peer Group, due to a voluntary reimbursement/waiver of fees by PI. The Board accepted PI’s recommendation to reduce the management fee contractually to the following schedule: 0.75% on Fund assets to $500 million; 0.70% on the next $500 million of Fund assets, and 0.65% on Fund assets over $1 billion. The Board also accepted PI’s recommendation to continue the existing voluntary cap on Fund expenses of 1.40%. The Board concluded that the management and subadvisory fees are reasonable.

Approval of Advisory Agreements (continued)

Strategic Partners Capital Growth Fund. The Board received and considered information about the Fund’s historical performance, noting that the Fund had achieved performance that was in the first quartile over one-year, three-year and five-year time periods in relation to the group of comparable funds in a Peer Universe. The Board noted that the Fund had outperformed over the same time periods when compared against the Fund’s benchmark index, the Russell 1000 Growth Index.

The Board determined that the Fund’s performance was satisfactory.

The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds provided by Lipper.

The Fund’s management fee of 0.862% ranked in the third quartile in its Peer Group (reflecting a voluntary reimbursement/waiver of fees by PI). The Board accepted PI’s recommendation to reduce the management fee to the following schedule: 0.90% on Fund assets to $500 million; 0.85% on the next $500 million of Fund assets, and 0.80% on Fund assets over $1 billion. The Board also accepted PI’s recommendation to continue the Fund’s existing voluntary cap on net total expenses of 1.550%. The Board concluded that the management and subadvisory fees are reasonable.

Strategic Partners Concentrated Growth Fund. The Board received and considered information about the Fund’s historical performance, noting that the Fund had achieved performance that was in the fourth quartile over one-year, three-year and five-year time periods in relation to the group of comparable funds in a Peer Universe. While expressing the view that the Fund’s performance had been disappointing, the Board noted that PI had taken steps to address the performance issues by replacing the previous subadviser in November 2002 and that the performance of the Fund had improved during the most recent calendar quarter. The Board took into account the style factors that had contributed to the Fund’s poor performance. The Board concluded that it was reasonable to approve the continuance of the management and subadvisory agreements and to continue to monitor the situation.

The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds as provided by Lipper.

The Fund’s management fee of 0.587% ranked in the first quartile in its Peer Group (reflecting a voluntary reimbursement/waiver of fees by PI). The Board accepted PI’s recommendation to contractually reduce the management fee according to the following schedule: 0.90% on Fund assets to $500 million; 0.85% on the next $500 million of Fund assets, and 0.80% on Fund assets over $1 billion. The Board concluded that the management and subadvisory fees are reasonable.

Strategic Partners Core Value Fund. The Board received and considered information about the Fund’s historical performance, noting that the Fund had achieved performance that was in the second quartile over a one-year period and performance that was in the first quartile over a three-year period in relation to the group of comparable funds in a Peer Universe.

The Board determined that the Fund’s performance was satisfactory.

The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds provided by Lipper.

The Fund’s management fee of 0.396% ranked in the second quartile in its Peer Group (reflecting a voluntary reimbursement/waiver of fees by PI). The Board accepted PI’s recommendation to maintain the Fund’s existing voluntary cap on expenses of 1.450%. The Board concluded that the management and subadvisory fees are reasonable.

Strategic Partners Equity Income Fund. Pursuant to a recommendation submitted by PI, the Board approved an additional new subadvisory agreement with T. Rowe Price Associates, Inc., to serve as an additional subadviser to the Fund along with Alliance Capital Management, L.P., the Fund’s current subadviser.

The Board received and considered information about the Fund’s historical performance, noting that the Fund had achieved performance that was in the first quartile over one-year, three-year and five-year time periods in relation to the group of comparable funds in a Peer Universe. The Board determined that the Fund’s performance was satisfactory.

The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds as provided by Lipper.

The Fund’s management fee of 0.636% ranked in the second quartile in its Peer Group, due to a waiver/reimbursement of fees by PI. The Board accepted PI’s recommendation to contractually reduce the management fee earned by PI on Fund assets up to $500 million from 1.00% to 0.85%. The Board also accepted PI’s recommendation to continue the existing voluntary cap of 1.40% on Fund expenses. The Board concluded that the management and subadvisory fees are reasonable.

Strategic Partners Health Sciences Fund. The Board received and considered information about the Fund’s historical performance, noting that the Fund had achieved performance that was in the third quartile over a one-year period and performance that was in the second quartile over a three-year period in relation to the group of comparable funds in a Peer Universe. The Board noted that the Fund’s performance over the three-year period was higher than the median performance of mutual funds included in the Peer Universe, and that the Fund had also outperformed its benchmark index over the same time periods. The Board further noted that, pending shareholder approval, the Fund was expected to reorganize with Jennison Health Sciences Fund later in the year.

The Board determined that the performance of the Fund was satisfactory, but noted that the Fund was scheduled to reorganize with Jennison Health Sciences Fund.

The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds as provided by Lipper.

The Fund’s management fee of 0.00% ranked in the first quartile in its Peer Group (reflecting the fact that the Fund receives a waiver of fees, expense subsidy or cap on expenses that exceeds the Fund’s contractual management fee). The Fund’s contractual management fee of 1.025%, which does not reflect the impact of any fee waiver or expense subsidy, ranked in the second quartile in its Peer Group. The Board accepted PI’s recommendation to maintain the existing voluntary cap on Fund expenses of 1.650%. The Board concluded that the management and subadvisory fees are reasonable.

Strategic Partners High Yield Bond Fund. The Board received and considered information about the Fund’s historical performance, noting that the Fund had achieved performance that was in the second quartile over one-year and three-year periods, and performance that was in the third quartile over a five-year period in relation to the group of comparable funds in a Peer Universe. The Board noted that the Fund’s current subadviser, Goldman Sachs, had assumed management of the Fund in May 2004 and that the Fund had outperformed its benchmark index and achieved performance that was above the median performance of the other mutual funds included in the Peer Universe since Goldman Sachs assumed responsibility for the Fund.

The Board determined that the performance of the Fund was satisfactory.

Approval of Advisory Agreements (continued)

The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds as provided by Lipper.

The Fund’s management fee of 0.514% ranked in the second quartile in its Peer Group (reflecting a voluntary reimbursement/waiver of fees by PI). The Board accepted PI’s recommendation to maintain the existing voluntary cap on Fund expenses of 1.250%. The Board concluded that the management and subadvisory fees are reasonable.

Strategic Partners International Growth Fund. The Board received and considered information about the Fund’s historical performance, noting that the Fund had achieved performance that was in the fourth quartile over one-year, three-year and five-year time periods in relation to the group of comparable funds in a Peer Universe. In addition, the Board noted that the Fund had underperformed when compared against the appropriate benchmark index, the MSCI EAFE Index, over the same time periods. The Board indicated that it was disappointed in the Fund’s historical performance, but noted that William Blair had served as the Fund’s subadviser since November 11, 2002, and that the growth investment style utilized by William Blair had been out of favor during the past several years. The Board further noted that the Fund had consistently outperformed the MSCI International Growth Index, which indicated that the Fund’s underperformance was attributable to style and not stock selection.

The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds as provided by Lipper.

The Fund’s management fee of 0.748% ranked in the first quartile in its Peer Group. The Board accepted PI’s recommendation to continue the existing voluntary cap of 1.85% on Fund expenses. The Board concluded that the management and subadvisory fees are reasonable.

Strategic Partners Large Cap Core Fund (formerly, Strategic Partners Managed Index 500 Fund). The Board received and considered information about the Fund’s historical performance, noting that the Fund had achieved gross performance (which does not reflect the impact of Fund expenses) that was in the second quartile over a one-year period, first quartile over a three-year period, and performance that was in the second quartile over a five-year period in relation to the group of comparable funds in a Peer Universe. The Board further noted that the Fund had achieved net performance (which reflects the impact of Fund expenses) that was in the second quartile over the same time periods.

The Board determined that the performance of the Fund was satisfactory.

The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds as provided by Lipper.

The Fund’s management fee of 0.497% ranked in the first quartile in its Peer Group (reflecting a voluntary reimbursement/waiver of fees by PI). The Board accepted PI’s recommendation to maintain the existing voluntary cap on Fund expenses of 1.250%. The Board concluded that the management and subadvisory fees are reasonable.

Strategic Partners Managed OTC Fund. The Board received and considered information about the Fund’s historical performance, noting that the Fund had achieved performance that was in the first quartile over a one-year period and performance that was in the third quartile over a three-year period in relation to the group of comparable funds in a Peer Universe.

The Board determined that the performance of the Fund was satisfactory.

The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds as provided by Lipper.

The Fund’s management fee of 0.126% ranked in the first quartile in its Peer Group (reflecting a voluntary reimbursement/waiver of fees by PI). The Board accepted PI’s recommendation to maintain the existing voluntary cap on Fund expenses of 1.50%. The Board concluded that the management and subadvisory fees are reasonable.

Strategic Partners Small Cap Growth Fund (formerly, Strategic Partners Managed Small Cap Growth Fund). Pursuant to recommendations submitted by PI, the Board approved additional new subadvisory agreements with Westcap Investors LLC and RS Investment Management, L.P., to serve as additional subadvisers to the Fund along with Deutsche Asset Management, Inc., the Fund’s current subadviser.

The Board received and considered information about the Fund’s historical performance, noting that the Fund had achieved performance that was in the third quartile over a one-year period and performance that was in the second quartile over a three-year period in relation to the group of comparable funds in a Peer Universe. The Board further noted that, over a three-year period, the Fund’s performance approximated the performance of its benchmark index.

The Board determined that the performance of the Fund was satisfactory.

The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds as provided by Lipper.

The Fund’s management fee of 0.263% ranked in the first quartile in its Peer Group (reflecting a voluntary reimbursement/waiver of fees by PI). The Board accepted PI’s recommendation to maintain the existing voluntary cap on Fund expenses of 1.650%. The Board took into account that PI had agreed, upon the consummation of the pending reorganizations of Strategic Partners Small Capitalization Growth Fund and Strategic Partners Small Cap Growth Opportunity Fund into the Fund, to voluntarily subsidize and/or cap the annual operating expenses of the Fund so that annual operating expenses (exclusive of distribution and service fees) does not exceed 1.55% of average net assets until at least March 31, 2006. The Board concluded that the management and subadvisory fees are reasonable.

Strategic Partners Mid Cap Growth Fund. The Board received and considered information about the Fund’s historical performance, noting that the Fund had achieved performance that was in the second quartile over a one-year period and performance that was in the third quartile over a three-year time period in relation to the group of comparable funds in a Peer Universe. However, the Board further noted that the Fund’s performance over the same one-year period was higher than the median of the group of mutual funds in the Peer Universe, and that over the same one-year time period the Fund outperformed when compared against the appropriate benchmark index, the Standard and Poor’s MidCap 400 Index. The Board noted that Goldman Sachs had served as subadviser to the Fund since November 11, 2002, and that the Fund’s performance over the one-year time period was satisfactory.

The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds as provided by Lipper.

The Fund’s management fee of 0.489% (which reflects any subsidies, expense caps or waivers) ranked in the first quartile in its Peer Group, due to a waiver/reimbursement of fees by PI. The Board accepted PI’s recommendation to contractually reduce the management fee earned on Fund assets up

Approval of Advisory Agreements (continued)

to $500 million from 1.00% to 0.90%, and to reduce the management fee earned on Fund assets above $500 million by 0.05% at each fee breakpoint. The Board also accepted PI’s recommendation to continue the existing voluntary cap of 1.650% on Fund expenses. The Board concluded that the management and subadvisory fees was reasonable.

Strategic Partners Money Market Fund. The Board received and considered information about the Fund’s historical performance, noting that the Fund had achieved gross performance (which does not reflect the impact of fee waivers or expense subsidies) that was in the fourth quartile over one-year, three-year and five-year periods in relation to the group of comparable funds in a Peer Universe. Over the same time periods, the Fund achieved net performance (which does reflect the impact of fee waivers of expense subsidies) that was in the third quartile over one-year and three-year periods, and performance that was in the fourth quartile over a five-year period.

While expressing the view that the Fund’s performance had been disappointing, the Board concluded that it was reasonable to approve the continuance of the management and subadvisory agreements and to continue to monitor the situation, noting that it had previously approved submitting to shareholders a proposal to appoint Prudential Investment Management, Inc. (“PIM”) as the Fund’s new subadviser, and that a shareholder meeting to consider the proposal was scheduled for later in 2006.

The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds as provided by Lipper.

The Fund’s contractual management fee of 0.525% ranked in the fourth quartile in its Peer Group. The Board accepted PI’s recommendation to voluntarily waive 10 basis points of its management fee. The Board also accepted PI’s recommendation to maintain the Fund’s current expense cap of 1.50%. The Board concluded that the management and subadvisory fees are reasonable.

Strategic Partners Mid-Cap Value Fund (formerly, Strategic Partners Relative Value Fund). The Board received and considered information about the Fund’s historical performance, noting that the Fund had achieved gross performance (which does not reflect the impact of Fund expenses) that was in the second quartile over one-year, three-year and five-year time periods in relation to the group of comparable funds in a Peer Universe. The Board further noted that the Fund had achieved net performance (which reflects the impact of Fund expenses) that was identical to the gross performance, except that net performance was in the third quartile over a five-year period. In addition, the Board noted that the Fund outperformed when compared against the appropriate benchmark index, the Standard & Poor’s MidCap 400 Index. The Board determined that the Fund’s performance was satisfactory.

The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds as provided by Lipper.

The Fund’s management fee of 0.876% (which reflects subsidies, expense caps or waivers) ranked in third quartile in its Peer Group, but was only slightly higher than the median actual management fee of 0.858% for all mutual funds in the Peer Group. The Board accepted PI’s recommendation to continue the current voluntary expense cap of 1.60%. The Board concluded that the management and subadvisory fees are reasonable.

Strategic Partners Technology Fund. The Board received and considered information about the Fund’s historical performance, noting that the Fund had achieved performance that was in the third quartile over a one-year period and performance that was in the fourth quartile over a three-year period in relation to the group of comparable funds in a Peer Universe. The Board noted that subject to shareholder approval, the Fund was scheduled to reorganize with the Jennison Technology Fund. In light of this, the Board concluded that it was reasonable to approve the continuance of the management and subadvisory agreements and to continue to monitor the situation, pending shareholder approval of the reorganization.

The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds provided by Lipper Inc.

The Fund’s management fee of 0.00% (reflecting a voluntary reimbursement/waiver of fees by PI), ranked in the first quartile of its Peer Group, reflecting the fact that the Fund receives a waiver of fees, expense subsidy or cap on expenses that exceeds the Fund’s contractual management fee. The Fund’s contractual management fee of 1.025%, which does not reflect the impact of any fee waiver or expense subsidy, ranked in the second quartile of its Peer Group. The Board accepted PI’s recommendation to maintain the Fund’s current expense cap of 1.650%, which ranked it in the first quartile for net total expenses among the mutual funds included in the Peer Group. The Board concluded that the management and subadvisory fees are reasonable.

Strategic Partners International Growth Fund

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 10/31/05
	One Year	Five Years	Since Inception
Class A	10.34%	N/A	5.07%
Class B	10.87	N/A	5.65
Class C	14.93	–4.33%	4.07
Class L	9.84	–4.78	3.92
Class M	9.87	–4.52	4.18
Class X	9.96	–4.70	4.09

Average Annual Total Returns (Without Sales Charges) as of 10/31/05
	One Year	Five Years	Since Inception
Class A	16.76%	N/A	8.98%
Class B	15.87	N/A	8.13
Class C	15.93	–4.14%	4.21
Class L	16.52	–3.65	4.71
Class M	15.87	–4.15	4.18
Class X	15.96	–4.14	4.19

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75% respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans).

Source: Prudential Investments LLC and Lipper Inc.

Inception dates: Class A and Class B, 4/12/04; Class C, Class L, Class M, and Class X, 12/31/97.

The graph compares a $10,000 investment in the Strategic Partners International Growth Fund (Class L shares) with a similar investment in the MSCI EAFE® Index by portraying the initial account values at the commencement of operations of Class A shares (December 31, 1997) and the account values at the end of the current fiscal year (October 31, 2005) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class L shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class L shares only. As indicated in the tables above, performance for Class A, B, C, M, and X shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs).

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The MSCI EAFE® Index is an unmanaged, weighted index of performance that reflects stock price movements of developed-country markets in Europe, Australasia, and the Far East. MSCI EAFE® Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the MSCI EAFE® Index may differ substantially from the securities in the Fund. The MSCI EAFE® Index is not the only index that may be used to characterize performance of global/international stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75% respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Under certain circumstances, Class A and Class L shares may be subject to a contingent deferred sales charge (CDSC) of 1%, in certain circumstances. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6% respectively. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1%. Class L shares are subject to a 12b-1 fee of 0.50%. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Strategic Partners Mutual Funds, Inc.

Strategic Partners Small Cap Growth Fund

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 10/31/05
	One Year	Five Years	Since Inception
Class A	–2.58%	N/A	–6.78%
Class B	–2.57	N/A	–7.25
Class C	1.41	–8.74%	–11.23
Class L	–2.96	–9.37	–11.70
Class M	–3.59	–9.11	–11.55
Class X	–3.65	–9.29	–11.53

Average Annual Total Returns (Without Sales Charges) as of 10/31/05
	One Year	Five Years	Since Inception
Class A	3.13%	N/A	–3.38%
Class B	2.43	N/A	–4.78
Class C	2.41	–8.74%	–11.23
Class L	2.95	–8.30	–10.78
Class M	2.41	–8.74	–11.23
Class X	2.41	–8.74	–11.21

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75% respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans).

Source: Prudential Investments LLC and Lipper Inc.

Inception dates: Class A and Class B, 4/12/04; Class C, Class L, Class M, and Class X, 7/28/97.

The graph compares a $10,000 investment in the Strategic Partners Small Cap Growth Fund (Class L shares) with a similar investment in the Russell 2000 Index by portraying the initial account values at the commencement of operations for Class L shares (July 28, 1997) and the account values at the end of the current fiscal year (October 31, 2005) as measured on a quarterly basis. The Russell 2000 Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class L shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class L shares only. As indicated in the tables above, performance for Class A, B, C, M, and X shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs).

Visit our website at www.strategicpartners.com

The Russell 2000 Index is an unmanaged index of the 2,000 smallest U.S. companies included in the Russell 3000 Index. It gives a broad look at how stock prices of smaller companies have performed. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of small-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75% respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Under certain circumstances, Class A and Class L shares may be subject to a contingent deferred sales charge (CDSC) of 1%, in certain circumstances. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6% respectively. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1%. Class L shares are subject to a 12b-1 fee of 0.50%. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Strategic Partners Mutual Funds, Inc.

Strategic Partners Mid Cap Growth Fund

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 10/31/05
	One Year	Five Years	Since Inception
Class A	2.21%	N/A	1.99%
Class B	2.38	N/A	2.49
Class C	6.42	–14.81%	–14.43
Class L	1.77	–15.38	–14.98
Class M	1.40	–15.10	–14.73
Class X	1.42	–15.31	–14.76

Average Annual Total Returns (Without Sales Charges) as of 10/31/05
	One Year	Five Years	Since Inception
Class A	8.18%	N/A	5.82%
Class B	7.38	N/A	5.00
Class C	7.42	–14.81%	–14.43
Class L	7.98	–14.37	–14.00
Class M	7.40	–14.75	–14.39
Class X	7.42	–14.79	–14.43

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75% respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans).

Source: Prudential Investments LLC and Lipper Inc.

Inception dates: Class A and Class B, 4/12/04; Class C, Class L, Class M, and Class X, 9/11/00.

The graph compares a $10,000 investment in the Strategic Partners Mid Cap Growth Fund (Class L shares) with a similar investment in the S&P MidCap 400 Index by portraying the initial account values at the commencement of operations of Class L shares (September 11, 2000) and the account values at the end of the current fiscal year (October 31, 2005) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class L shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class L shares only. As indicated in the tables above, performance for Class A, B, C, M, and X shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs).

Visit our website at www.strategicpartners.com

The S&P MidCap 400 Index is an unmanaged index of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It gives a broad look at how U.S. mid-cap stock prices have performed. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of mid-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75% respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Under certain circumstances, Class A and Class L shares may be subject to a contingent deferred sales charge (CDSC) of 1%, in certain circumstances. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6% respectively. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1%. Class L shares are subject to a 12b-1 fee of 0.50%. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Strategic Partners Mutual Funds, Inc.

Strategic Partners Mid Cap Value Fund

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 10/31/05
	One Year	Five Years	Since Inception
Class A	10.30%	N/A	8.28%
Class B	10.85	N/A	8.93
Class C	14.75	8.58%	11.82
Class L	9.59	8.06	11.60
Class M	9.75	8.51	11.97
Class X	9.67	8.35	11.86

Average Annual Total Returns (Without Sales Charges) as of 10/31/05
	One Year	Five Years	Since Inception
Class A	16.74%	N/A	12.30%
Class B	15.85	N/A	11.37
Class C	15.75	8.80%	11.97
Class L	16.29	9.35	12.52
Class M	15.75	8.80	11.97
Class X	15.67	8.78	11.93

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75% respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans).

Source: Prudential Investments LLC and Lipper Inc.

Inception dates: Class A and Class B, 4/12/04; Class C, Class L, Class M; Class X, 8/19/98; and Class Z, 11/28/05. Returns for Class Z are not shown since the share class has not existed prior to 10/31/05.

The graph compares a $10,000 investment in the Strategic Partners Mid Cap Value Fund (Class L shares) with a similar investment in the S&P MidCap 400 Index by portraying the initial account values at the commencement of operations of Class L shares (August 19, 1998) and the account values at the end of the current fiscal year (October 31, 2005) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class L shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class L shares only. As indicated in the tables above, performance for Class A, B, C, M, and X shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs).

Visit our website at www.strategicpartners.com

The S&P MidCap 400 Index is an unmanaged index of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It gives a broad look at how U.S. mid-cap stock prices have performed. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of small- to mid-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75% respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Under certain circumstances, Class A and Class L shares may be subject to a contingent deferred sales charge (CDSC) of 1%, in certain circumstances. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6% respectively. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1%. Class L shares are subject to a 12b-1 fee of 0.50%. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Strategic Partners Mutual Funds, Inc.

Strategic Partners Technology Fund

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 10/31/05
	One Year	Five Years	Since Inception
Class A	–1.42%	N/A	–6.39%
Class B	–1.90	N/A	–6.18
Class C	2.48	–21.96%	–22.61
Class L	–2.13	–22.43	–23.04
Class M	–2.51	–22.32	–22.97
Class X	–2.92	–22.42	–22.92

Average Annual Total Returns (Without Sales Charges) as of 10/31/05
	One Year	Five Years	Since Inception
Class A	4.14%	N/A	–2.09%
Class B	3.10	N/A	–3.68
Class C	3.48	–21.96%	–22.61
Class L	3.76	–21.49	–22.14
Class M	3.49	–22.00	–22.67
Class X	3.08	–21.95	–22.61

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75% respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans).

Source: Prudential Investments LLC and Lipper Inc.

Inception dates: Class A and Class B, 4/12/04; Class C, Class L, Class M, and Class X, 9/11/00.

The graph compares a $10,000 investment in the Strategic Partners Technology Fund (Class L shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the commencement of operations for Class L shares (September 11, 2000) and the account values at the end of the current fiscal year (October 31, 2005) as measured on a quarterly basis. The S&P 500 Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class L shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class L shares only. As indicated in the tables above, performance for Class A, B, C, M, and X shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs).

Visit our website at www.strategicpartners.com

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices have performed in the United States. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75% respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Under certain circumstances, Class A and Class L shares may be subject to a contingent deferred sales charge (CDSC) of 1%, in certain circumstances. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6% respectively. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1%. Class L shares are subject to a 12b-1 fee of 0.50%. The returns in the graph and the tables reflect the share class expense structure in effect at the close of the fiscal period, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Strategic Partners Mutual Funds, Inc.

Strategic Partners Health Sciences Fund

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 10/31/05
	One Year	Since Inception
Class A	6.80%	–0.56%
Class B	7.23	–0.28
Class C	11.10	4.18
Class L	6.12	3.56
Class M	6.12	4.00
Class X	6.09	3.87

Average Annual Total Returns (Without Sales Charges) as of 10/31/05
	One Year	Since Inception
Class A	13.04%	3.14%
Class B	12.23	2.28
Class C	12.10	4.41
Class L	12.62	4.88
Class M	12.12	4.37
Class X	12.09	4.42

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75% respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans).

Source: Prudential Investments LLC and Lipper Inc.

Inception dates: Class A and Class B, 4/12/04; Class C, Class L, Class M, and Class X, 3/1/01.

The graph compares a $10,000 investment in the Strategic Partners Health Sciences Fund (Class L shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the commencement of operations for Class L shares (March 1, 2001) and the account values at the end of the current fiscal year (October 31, 2005) as measured on a quarterly basis. The S&P 500 Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class L shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class L shares only. As indicated in the tables above, performance for Class A, B, C, M, and X shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs).

Visit our website at www.strategicpartners.com

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices have performed in the United States. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75% respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Under certain circumstances, Class A and Class L shares may be subject to a contingent deferred sales charge (CDSC) of 1%, in certain circumstances. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6% and, 6% respectively. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1%. Class L shares are subject to a 12b-1 fee of 0.50%. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Strategic Partners Mutual Funds, Inc.

Strategic Partners Managed OTC Fund

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 10/31/05
	One Year	Five Years	Since Inception
Class A	–0.37%	N/A	–0.71%
Class B	–0.20	N/A	–0.81
Class C	3.80	–20.42%	–22.95
Class L	–1.11	–21.02	–23.50
Class M	–1.22	–20.70	–23.20
Class X	–1.22	–20.85	–23.20

Average Annual Total Returns (Without Sales Charges) as of 10/31/05
	One Year	Five Years	Since Inception
Class A	5.47%	N/A	2.96%
Class B	4.80	N/A	1.76
Class C	4.80	–20.42%	–22.95
Class L	5.10	–20.08	–22.61
Class M	4.78	–20.38	–22.89
Class X	4.78	–20.36	–22.89

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75% respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans).

Source: Prudential Investments LLC and Lipper Inc.

Inception dates: Class A and Class B, 4/12/04; Class C, Class L, Class M, and Class X, 9/11/00.

The graph compares a $10,000 investment in the Strategic Partners Managed OTC Fund (Class L shares) with a similar investment in the NASDAQ-100 Index by portraying the initial account values at the commencement of operations for Class L shares (September 11, 2000) and the account values at the end of the current fiscal year (October 31, 2005) as measured on a quarterly basis. The NASDAQ-100 Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class L shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class L shares only. As indicated in the tables above, performance for Class A, B, C, M, and X shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs).

Visit our website at www.strategicpartners.com

The NASDAQ-100 Index is an unmanaged, modified, capitalization-weighted index of the 100 largest and most active nonfinancial domestic and international issues listed on the NASDAQ. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75% respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Under certain circumstances, Class A and Class L shares may be subject to a contingent deferred sales charge (CDSC) of 1%, in certain circumstances. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6% and, 6% respectively. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1%. Class L shares are subject to a 12b-1 fee of 0.50%. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Strategic Partners Mutual Funds, Inc.

Strategic Partners Capital Growth Fund

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 10/31/05
	One Year	Five Years	Since Inception
Class A	7.45%	N/A	3.75%
Class B	7.84	N/A	4.26
Class C	11.87	–1.66%	5.30
Class L	6.82	–2.13	5.12
Class M	6.77	–1.88	5.46
Class X	6.88	–2.06	5.34

Average Annual Total Returns (Without Sales Charges) as of 10/31/05
	One Year	Five Years	Since Inception
Class A	13.69%	N/A	7.57%
Class B	12.84	N/A	6.76
Class C	12.87	–1.46%	5.45
Class L	13.36	–0.97	5.99
Class M	12.77	–1.49	5.46
Class X	12.88	–1.46	5.44

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75% respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans).

Source: Prudential Investments LLC and Lipper Inc.

Inception dates: Class A and Class B, 4/12/04; Class C, Class L, Class M, and Class X, 8/19/98.

The graph compares a $10,000 investment in the Strategic Partners Capital Growth Fund (Class L shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the commencement of operations for Class L shares (8/19/98) and the account values at the end of the current fiscal year (October 31, 2005) as measured on a quarterly basis. The S&P 500 Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class L shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class L shares only. As indicated in the tables above, performance for Class A, B, C, M and X shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs).

Visit our website at www.strategicpartners.com

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices have performed in the United States. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75% respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Under certain circumstances, Class A and Class L shares may be subject to a contingent deferred sales charge (CDSC) of 1%, in certain circumstances. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6% respectively. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1%. Class L shares are subject to a 12b-1 fee of 0.50%. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Strategic Partners Mutual Funds, Inc.

Strategic Partners Concentrated Growth Fund

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 10/31/05
	One Year	Five Years	Since Inception
Class A	–0.84%	N/A	–2.95%
Class B	–0.86	N/A	–2.84
Class C	3.15	–12.96%	0.06
Class L	–1.35	–13.54	–0.05
Class M	–1.86	–13.30	0.09
Class X	–1.87	–13.48	0.11

Average Annual Total Returns (Without Sales Charges) as of 10/31/05
	One Year	Five Years	Since Inception
Class A	4.91%	N/A	–0.25%
Class B	4.14	N/A	0.66
Class C	4.15	–12.96%	0.06
Class L	4.66	–12.51	0.58
Class M	4.14	–12.94	0.09
Class X	4.13	–12.95	0.11

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75% respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans).

Source: Prudential Investments LLC and Lipper Inc.

Inception dates: Class A and Class B, 4/12/04; Class C, Class L, Class M, and Class X, 7/28/97.

The graph compares a $10,000 investment in the Strategic Partners Concentrated Growth Fund (Class L shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the commencement of operations for Class L shares (July 28, 1997) and the account values at the end of the current fiscal year (October 31, 2005) as measured on a quarterly basis. The S&P 500 Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class L shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class L shares only. As indicated in the tables above, performance for Class A, B, C, M, and X shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs).

Visit our website at www.strategicpartners.com

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices have performed in the United States. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75% respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Under certain circumstances, Class A and Class L shares may be subject to a contingent deferred sales charge (CDSC) of 1%, in certain circumstances. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6% respectively. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1%. Class L shares are subject to a 12b-1 fee of 0.50%. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Strategic Partners Mutual Funds, Inc.

Strategic Partners Core Value Fund

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 10/31/05
	One Year	Since Inception
Class A	3.05%	2.77%
Class B	3.28	3.30
Class C	7.25	6.08
Class L	2.47	5.48
Class M	2.31	5.97
Class X	2.33	5.80

Average Annual Total Returns (Without Sales Charges) as of 10/31/05
	One Year	Since Inception
Class A	9.09%	6.59%
Class B	8.28	5.81
Class C	8.25	6.30
Class L	8.74	6.82
Class M	8.31	6.32
Class X	8.33	6.32

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75% respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans).

Source: Prudential Investments LLC and Lipper Inc.

Inception dates: Class A and Class B, 4/12/04; Class C, Class L, Class M, and Class X, 3/1/01.

The graph compares a $10,000 investment in the Strategic Partners Core Value Fund (Class L shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the commencement of operations for Class L shares (March 1, 2001) and the account values at the end of the current fiscal year (October 31, 2005) as measured on a quarterly basis. The S&P 500 Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class L shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class L shares only. As indicated in the tables above, performance for Class A, B, C, M, and X shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs).

Visit our website at www.strategicpartners.com

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices have performed in the United States. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75%, respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Under certain circumstances, Class A and Class L shares may be subject to a contingent deferred sales charge (CDSC) of 1%, in certain circumstances. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6%, respectively. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1%. Class L shares are subject to a 12b-1 fee of 0.50%. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Strategic Partners Mutual Funds, Inc.

Strategic Partners Large Cap Core Fund

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 10/31/05
	One Year	Five Years	Since Inception
Class A	1.28%	N/A	0.01%
Class B	1.34	N/A	0.34
Class C	5.47	–1.99%	–1.34
Class L	0.74	–2.67	–1.72
Class M	0.35	–2.41	–1.68
Class X	0.24	–2.65	–1.72

Average Annual Total Returns (Without Sales Charges) as of 10/31/05
	One Year	Five Years	Since Inception
Class A	7.20%	N/A	3.68%
Class B	6.46	N/A	2.89
Class C	6.35	–1.99%	–1.34
Class L	6.88	–1.51	–0.87
Class M	6.35	–2.01	–1.35
Class X	6.36	–2.05	–1.39

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75% respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans).

Source: Prudential Investments LLC and Lipper Inc.

Inception dates: Class A and Class B, 4/12/04; Class C, Class L, Class M, and Class X, 11/1/99.

The graph compares a $10,000 investment in the Strategic Partners Large Cap Core Fund (Class L shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the commencement of operations for Class L shares (November 1, 1999) and the account values at the end of the current fiscal year (October 31, 2005) as measured on a quarterly basis. The S&P 500 Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class L shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class L shares only. As indicated in the tables above, performance for Class A, B, C, M, and X shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs).

Visit our website at www.strategicpartners.com

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices have performed in the United States. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75% respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Under certain circumstances, Class A and Class L shares may be subject to a contingent deferred sales charge (CDSC) of 1%, in certain circumstances. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6% respectively. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1%. Class L shares are subject to a 12b-1 fee of 0.50%. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Strategic Partners Mutual Funds, Inc.

Strategic Partners Equity Income Fund

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 10/31/05
	One Year	Five Years	Since Inception
Class A	2.71%	N/A	4.74%
Class B	2.77	N/A	4.92
Class C	6.70	1.02%	4.76
Class L	1.98	0.53	4.61
Class M	1.77	0.86	4.92
Class X	1.70	0.67	4.80

Average Annual Total Returns (Without Sales Charges) as of 10/31/05
	One Year	Five Years	Since Inception
Class A	8.72%	N/A	5.50%
Class B	7.77	N/A	4.92
Class C	7.70	1.23%	4.89
Class L	8.19	1.73	5.40
Class M	7.77	1.24	4.92
Class X	7.70	1.24	4.89

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75% respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans).

Source: Prudential Investments LLC and Lipper Inc.

Inception dates: Class A and Class B, 4/12/04; Class C, Class L, Class M, and Class X, 12/31/97.

The graph compares a $10,000 investment in the Strategic Partners Equity Income Fund (Class L shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the commencement of operations for Class L shares (December 31, 1997) and the account values at the end of the current fiscal year (October 31, 2005) as measured on a quarterly basis. The S&P 500 Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class L shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class L shares only. As indicated in the tables above, performance for Class A, B, C, M, and X shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs).

Visit our website at www.strategicpartners.com

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices have performed in the United States. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75%, respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Under certain circumstances, Class A and Class L shares may be subject to a contingent deferred sales charge (CDSC) of 1%, in certain circumstances. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6%, respectively. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1%. Class L shares are subject to a 12b-1 fee of 0.50%. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Strategic Partners Mutual Funds, Inc.

Strategic Partners Balanced Fund

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 10/31/05
	One Year	Five Years	Since Inception
Class A	0.50%	N/A	4.14%
Class B	0.53	N/A	4.28
Class C	4.45	0.96%	4.27
Class L	–0.16	0.27	4.15
Class M	–0.47	0.59	4.28
Class X	–0.47	0.39	4.27

Average Annual Total Returns (Without Sales Charges) as of 10/31/05
	One Year	Five Years	Since Inception
Class A	6.32%	N/A	4.86%
Class B	5.53	N/A	4.28
Class C	5.45	0.96%	4.27
Class L	5.95	1.46	4.81
Class M	5.53	0.97	4.28
Class X	5.53	0.97	4.27

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75% respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans).

Source: Prudential Investments LLC and Lipper Inc.

Inception dates: Class A and Class B, 4/12/04; Class C, Class L, Class M, and Class X, 7/28/97.

The graph compares a $10,000 investment in the Strategic Partners Balanced Fund (Class L shares) with a similar investment in the Blended Index by portraying the initial account values at the commencement of operations for Class L shares (July 28, 1997) and the account values at the end of the current fiscal year (October 31, 2005) as measured on a quarterly basis. The Blended Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class L shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class L shares only. As indicated in the tables above, performance for Class A, B, C, M, and X shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs).

Visit our website at www.strategicpartners.com

The Blended Index is an unmanaged index that is calculated by weighting the S&P 500 Index at 60% and the Lehman Brothers Government/Corporate Bond Index at 40%. The Lehman Brothers Government/Corporate Bond Index is an unmanaged index comprised of intermediate- and long-term government and investment-grade corporate debt securities. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of balanced stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75% respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Under certain circumstances, Class A and Class L shares may be subject to a contingent deferred sales charge (CDSC) of 1%, in certain circumstances. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6% respectively. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1%. Class L shares are subject to a 12b-1 fee of 0.50%. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Strategic Partners Mutual Funds, Inc.

Strategic Partners High Yield Bond Fund

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 10/31/05
	One Year	Five Years	Since Inception
Class A	–3.03%	N/A	1.87%
Class B	–3.86	N/A	1.84
Class C	–0.22	5.12%	3.33
Class L	–2.91	4.95	3.45
Class M	–4.80	5.04	3.46
Class X	–4.81	4.92	3.47

Average Annual Total Returns (Without Sales Charges) as of 10/31/05
	One Year	Five Years	Since Inception
Class A	1.48%	N/A	4.95%
Class B	0.86	N/A	4.27
Class C	0.72	5.33%	3.45
Class L	1.37	5.88	3.99
Class M	0.85	5.33	3.46
Class X	0.85	5.35	3.47

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 4.50% and 4.25% respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans).

Source: Prudential Investments LLC and Lipper Inc.

Inception dates: Class A and Class B, 4/12/04; Class C, Class L, Class M, and Class X, 7/28/97.

The graph compares a $10,000 investment in the Strategic Partners High Yield Bond Fund (Class L shares) with a similar investment in the Merrill Lynch (ML) High Yield Master II Index and the Lehman Brothers U.S. Corporate High Yield Index by portraying the initial account values at the commencement of operations for Class L shares (July 28, 1997) and the account values at the end of the current fiscal year (October 31, 2005) as measured on a quarterly basis. The Merrill Lynch (ML) High Yield Master II Index and the Lehman Brothers U.S. Corporate High Yield Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class L shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class L shares only. As indicated in the tables above, performance for Class A, B, C, M, and X shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs).

Visit our website at www.strategicpartners.com

The ML High Yield Master II Index is an unmanaged index of publicly traded, nonconvertible U.S. bonds rated below investment grade. The Lehman Brothers U.S. Corporate High Yield Index is an unmanaged index that is generally representative of corporate bonds rated below investment grade. It comprises issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1 or BB+ (including defaulted issues), and at least one year to maturity. It gives a broad look at how bond prices have performed. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of high yield bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A and Class L shares are subject to a maximum front-end sales charge of 4.50% and 4.25% respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Under certain circumstances, Class A and Class L shares may be subject to a contingent deferred sales charge (CDSC) of 1%, in certain circumstances. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6% respectively. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1%. Class L shares are subject to a 12b-1 fee of 0.50%. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Strategic Partners Mutual Funds, Inc.

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.strategicpartners.com

PROXY VOTING

The Board of Directors of the Funds has delegated to the Funds’ investment subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Funds. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s (the Commission) website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2005, is available on the Funds’ website at www.strategicpartners.com and on the Commission’s website at www.sec.gov.

DIRECTORS
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS

Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Jack Benintende, Acting Treasurer• Deborah A. Docs, Secretary • Jonathan D. Shain, Assistant Secretary •
Claudia DiGiacomo, Assistant Secretary • Marina Belaya, Assistant Secretary • Maryanne Ryan, Anti-Money Laundering Compliance Officer • Lee D. Augsburger, Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISERS	A I M Capital Management, Inc.	11 Greenway Plaza Houston, TX 77046

	Alliance Capital Management, L.P.	1345 Avenue of the Americas New York, NY 10105

	American Century Investment Management, Inc.	4500 Main Street Kansas City, MO 64111

	Deutsche Asset Management, Inc.	345 Park Avenue New York, NY 10154

	The Dreyfus Corporation	200 Park Avenue New York, NY 10166

	Goldman Sachs Asset Management, L.P.	32 Old Slip New York, NY 10005

	Marsico Capital Management, LLC	1200 Seventeenth Street Suite 1300 Denver, CO 80202

	Neuberger Berman Management Inc.	605 Third Avenue New York, NY 10158

	ProFund Advisors LLC	7501 Wisconsin Avenue Bethesda, MD 20814

	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

	RS Investment Management, L.P.	388 Market Street Suite 1700 San Francisco, CA 94111

	Transamerica Asset Management LLC	11111 Santa Monica Boulevard Suite 820 Los Angeles, CA 90025

	T. Rowe Price Associates, Inc.	100 East Pratt Street Baltimore, MD 21202

	Wells Capital Management, Inc.	525 Market Street San Francisco, CA 94105

	William Blair & Company, L.L.C.	222 West Adams Street Chicago, IL 60606

DISTRIBUTORS	American Skandia Marketing, Incorporated Prudential Investment Management Services LLC	One Corporate Drive Shelton, CT 06484 Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIANS	PFPC Trust Company	400 Bellevue Parkway Wilmington, DE 19809

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

SUB ACCOUNTING AGENT	PFPC Inc.	103 Bellevue Parkway Wilmington, DE 19809

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Shearman & Sterling LLP	599 Lexington Avenue New York, NY 10022

An investor should consider the investment objectives, risks, charges, and expenses of the Funds carefully before investing. The prospectus for the Funds contains this and other information about the Funds. An investor may obtain a prospectus by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Strategic Partners Mutual Funds, Inc., PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Funds will provide a full list of their portfolio holdings on their website (www.strategicpartners.com) as of the end of each month within approximately 30 days after the end of the month.

The Funds’ Statement of Additional Information contains additional information about the Funds’ Directors and is available without charge upon request by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Strategic Partners Mutual Funds, Inc.

MFSP601E    IFS-A112586    Ed. 12/2005

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a)	Audit Fees

For the fiscal years ended October 31, 2005 and October 31, 2004, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $333,960 and $354,200, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees

None.

(c)	Tax Fees

None.

(d)	All Other Fees

None.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e)	(2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g)	Non-Audit Fees

Not applicable to Registrant for the fiscal years 2005 and 2004. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal year 2005 was $51,000. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal year 2004 was $33,500.

(h)	Principal Accountants Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Strategic Partners Mutual Funds, Inc.

By (Signature and Title)*	/s/ DEBORAH A. DOCS
Deborah A. Docs
Secretary

Date	December 22, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ JUDY A. RICE
Judy A. Rice
President and Principal Executive Officer

Date	December 22, 2005

By (Signature and Title)*	/s/ JACK BENINTENDE
Jack Benintende
Acting Treasurer and Principal Financial Officer

Date	December 22, 2005

*	Print the name and title of each signing officer under his or her signature.